      As filed with the Securities and Exchange Commission on May 29, 2007
                                                     1933 Act File No. 2-92915
                                                     1940 Act File No. 811-4096


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 47
                           AND REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 48


                         MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000

           Susan S. Newton, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


  [ ] immediately upon filing pursuant to paragraph (b)

  [ ] on [date] pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(i)

  [X] on July 29, 2007 pursuant to paragraph (a)(i)

  [ ] 75 days after filing pursuant to paragraph (a)(ii)
  [ ] on [date] pursuant to paragraph (a)(ii) of rule 485

  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Class A Shares
Class B Shares
Class C Shares (California, New York, North Carolina and Virginia funds only)

MFS MUNICIPAL SERIES TRUST                        PROSPECTUS AUGUST 1, 2007

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND


This Prospectus describes each of the funds listed above. The investment objective of each fund is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation.


RISK RETURN SUMMARY..........................................   XX
EXPENSE SUMMARY..............................................   XX
CERTAIN INVESTMENT POLICIES AND RISKS........................   XX
MANAGEMENT OF THE FUND.......................................   XX
DESCRIPTION OF SHARE CLASSES.................................   XX
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES.................   XX
OTHER INFORMATION............................................   XX
FINANCIAL HIGHLIGHTS.........................................   XX


The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

Each fund's investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation. Each fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the named state. This policy may not be changed without shareholder approval. Interest from the fund's investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, each fund's investment adviser) normally invests each fund's assets primarily in municipal instruments.

MFS may invest 25% or more of each fund's total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest each fund's assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests each fund's assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a high percentage of each fund's assets in municipal issuers of the named state.

The MFS Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds are each non-diversified funds. This means that MFS may invest a relatively high percentage of each fund's assets in a single issuer or a small number of issuers.

MFS may also invest each fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for each fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

PRINCIPAL INVESTMENT TYPES

DEBT INSTRUMENTS: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

LOWER QUALITY DEBT INSTRUMENTS: Lower quality debt instruments, commonly referred to as "high yield securities" or "junk bonds" are debt instruments of less than investment grade quality.

MUNICIPAL INSTRUMENTS: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in a fund. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in each fund are:

INTEREST RATE RISK: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

CREDIT RISK: The value of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer's pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

PREPAYMENT RISK: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument's maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

MUNICIPAL MARKET RISK: The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

GEOGRAPHIC FOCUS RISK: Each fund's performance will be closely tied to the economic and political conditions in its namesake state, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer's ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state. The principal factors affecting each state are as follows:

  o ALABAMA: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

  o ARKANSAS: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

  o CALIFORNIA: Due to a variety of factors, California and many of its local municipalities experienced credit rating downgrades during the 2001-2003 timeframe. In January 2003, the Governor indicated that California has experienced the most dramatic decline in revenues since World War II and faced the most serious fiscal challenge in its history. However, in both the 2004 May revision to the 2004-05 Governor's Budget and the 2005 May revision to the 2005-06 Governor's Budget, California's fiscal picture is noted to have brightened significantly and the administration has increased its forecast of California's tax revenues. As of June 16, 2005, the S&P rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A."

    Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also have made it difficult for California to balance its budget. For example, State and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.

  o FLORIDA: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.

  o GEORGIA: Georgia's economy relies in part on a large military presence within the state and a significant volume of defense contracting. Should there be a severe decline in defense spending or a large number of military base closings in Georgia, such changes could result in increased unemployment levels within the state.

  o MARYLAND: In 2003 and 2002, according to U.S. Department of Commerce, Bureau of Economic Analysis statistics average per capita personal income of Maryland residents ranked as the fourth highest in the nation, and had been ranked fifth for each of the previous nine years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, significant downturn in either the government or service sectors would have heightened impact on Maryland personal income, as a whole, possibly reducing certain municipalities' revenues.

  o MASSACHUSETTS: The Commonwealth's technology, financial services or health care industries could experience a downturn or fail to develop as expected, hurting the local economy.

  o MISSISSIPPI: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries and downturns in economy. While Mississippi's financial condition has improved, it still ranks among the last of the states in per capita income.

  o NEW YORK: New York City and certain localities outside New York City have experienced financial problems; these problems may affect the fiscal health of New York State.

  o NORTH CAROLINA: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of services, industry, agriculture, trade, and tourism.

  o PENNSYLVANIA: Although Pennsylvania has been historically identified as a heavy-industry state, over 87% of total state employment is nonmanufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.

  o SOUTH CAROLINA: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.

  o TENNESSEE: Tennessee faces a recurring budget crisis for the current year that could lead to financial difficulty for the State. In response to a pattern of budget shortfalls, the Tennessee General Assembly passed the Tax Reform Act of 2002, increasing the sales tax to 7% on most non-food items and introducing a variety of tax increases on goods and businesses. Tennessee citizens also voted in 2002 to allow the Legislature to create a lottery to fund education initiatives. Tennessee is heavily reliant on the sales tax for revenue, the effectiveness of which, critics complain, is undermined by rising Internet sales. The State also relies largely on revenue from tourism and manufacturing, both of which are sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed since approximately 1998 and has fallen behind the rate of economic growth for the nation.

  o VIRGINIA: The economy of Virginia is based primarily on the service, wholesale and retail trade, government, construction, and manufacturing sectors. The government sector includes defense and could be affected adversely by reductions in defense spending, particularly military base closings.

  o WEST VIRGINIA: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing, and tourism.

NON-DIVERSIFICATION RISK: Because MFS may invest a relatively large percentage of the assets of the MFS Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds in a single issuer or small number of issuers, the performance of these funds could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

MANAGEMENT RISK: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in each fund underperforming other funds with similar investment strategies.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHARTS AND PERFORMANCE TABLES

The bar chart and performance table below for each fund are intended to indicate some of the risks of investing in a fund by showing changes in that fund's performance over time. The performance table also shows:

  o how each fund's performance over time compares with that of a broad measure of market performance, and

  o each fund's returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The charts and tables provide past performance information. Each fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHARTS. The bar charts show changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The charts and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of a fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in that fund's bar chart, depending upon the expenses of those classes.

MFS ALABAMA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                           1997                     9.13%
                           1998                     4.95%
                           1999                    (3.09)%
                           2000                    12.71%
                           2001                     4.06%
                           2002                     9.38%
                           2003                     5.45%
                           2004                     3.43%
                           2005                     2.72%
                           2006                     4.29%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.23)% (for the calendar quarter ended June 30, 2004).

MFS ARKANSAS MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     8.98%
                        1998                     4.70%
                        1999                    (2.27)%
                        2000                    11.25%
                        2001                     5.40%
                        2002                     9.20%
                        2003                     4.53%
                        2004                     3.28%
                        2005                     3.09%
                        2006                     4.27%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.70% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.19)% (for the calendar quarter ended June 30, 2004).


MFS CALIFORNIA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.79%
                        1998                     6.46%
                        1999                    (3.32)%
                        2000                    11.94%
                        2001                     4.73%
                        2002                     9.05%
                        2003                     4.73%
                        2004                     4.71%
                        2005                     3.92%
                        2006                     4.83%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.90% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.56)% (for the calendar quarter ended June 30, 1999).


MFS FLORIDA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     8.43%
                        1998                     5.47%
                        1999                    (3.45)%
                        2000                    11.45%
                        2001                     4.67%
                        2002                     9.24%
                        2003                     4.97%
                        2004                     4.46%
                        2005                     3.98%
                        2006                     4.52%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.79% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.25)% (for the calendar quarter ended June 30, 1999).


MFS GEORGIA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                    10.02%
                        1998                     5.07%
                        1999                    (3.57)%
                        2000                    11.93%
                        2001                     4.10%
                        2002                     9.66%
                        2003                     4.87%
                        2004                     3.56%
                        2005                     2.57%
                        2006                     4.00%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.22% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.42)% (for the calendar quarter ended June 30, 2004).


MFS MARYLAND MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.22%
                        1998                     5.35%
                        1999                    (3.85)%
                        2000                    11.20%
                        2001                     4.79%
                        2002                     8.90%
                        2003                     4.92%
                        2004                     3.49%
                        2005                     3.10%
                        2006                     4.29%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.51% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.24)% (for the calendar quarter ended June 30, 2004).


MFS MASSACHUSETTS MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     8.87%
                        1998                     4.89%
                        1999                    (3.57)%
                        2000                    11.66%
                        2001                     4.02%
                        2002                     9.77%
                        2003                     4.88%
                        2004                     4.09%
                        2005                     3.51%
                        2006                     4.25%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.31% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.28)% (for the calendar quarter ended June 30, 2004).


MFS MISSISSIPPI MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.52%
                        1998                     6.13%
                        1999                    (2.32)%
                        2000                    10.69%
                        2001                     4.31%
                        2002                     9.39%
                        2003                     4.88%
                        2004                     3.60%
                        2005                     3.46%
                        2006                     4.69%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.85% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (1.83)% (for the calendar quarter ended June 30, 2004).

MFS NEW YORK MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.99%
                        1998                     5.53%
                        1999                    (3.39)%
                        2000                    12.06%
                        2001                     3.75%
                        2002                    10.33%
                        2003                     4.77%
                        2004                     3.82%
                        2005                     3.04%
                        2006                     4.34%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.08% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was (2.37)% (for the calendar quarter ended June 30, 2004).

MFS NORTH CAROLINA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.01%
                        1998                     4.94%
                        1999                    (3.83)%
                        2000                    11.22%
                        2001                     4.07%
                        2002                     9.52%
                        2003                     4.81%
                        2004                     3.65%
                        2005                     3.19%
                        2006                     4.03%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.87% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.10)% (for the calendar quarter ended June 30, 2004).

MFS PENNSYLVANIA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                    10.07%
                        1998                     6.31%
                        1999                    (2.66)%
                        2000                    11.94%
                        2001                     4.81%
                        2002                    10.12%
                        2003                     5.07%
                        2004                     4.00%
                        2005                     3.81%
                        2006                     4.87%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 5.03% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.26)% (for the calendar quarter ended June 30, 2004).

MFS SOUTH CAROLINA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.01%
                        1998                     4.87%
                        1999                    (4.46)%
                        2000                    10.95%
                        2001                     4.98%
                        2002                     9.37%
                        2003                     5.04%
                        2004                     3.59%
                        2005                     3.45%
                        2006                     4.26%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.99% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.38)% (for the calendar quarter ended June 30, 2004).

MFS TENNESSEE MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     9.82%
                        1998                     5.13%
                        1999                    (4.02)%
                        2000                    11.09%
                        2001                     4.45%
                        2002                     9.23%
                        2003                     4.69%
                        2004                     3.75%
                        2005                     2.94%
                        2006                     3.88%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.55% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.09)% (for the calendar quarter ended June 30, 1999).

MFS VIRGINIA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     8.85%
                        1998                     5.03%
                        1999                    (3.54)%
                        2000                    10.89%
                        2001                     3.93%
                        2002                     8.76%
                        2003                     5.36%
                        2004                     4.23%
                        2005                     3.35%
                        2006                     4.03%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.52% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.02)% (for the calendar quarter ended June 30, 2004).

MFS WEST VIRGINIA MUNICIPAL BOND FUND:

                                GAIN OR LOSS (%)

                        1997                     8.66%
                        1998                     4.84%
                        1999                    (3.86)%
                        2000                    11.19%
                        2001                     4.73%
                        2002                     8.70%
                        2003                     4.80%
                        2004                     3.58%
                        2005                     2.82%
                        2006                     4.26%

                                 CALENDAR YEAR

The return for the six-month period ended June 30, 2007 was __%. During the periods shown in the bar chart, the highest quarterly return was 4.43% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.34)% (for the calendar quarter ended June 30, 2004).

PERFORMANCE TABLES. The tables show how the average annual total returns of each class of each fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for each fund's Class A shares, the tables show Class A average annual total returns:

  o after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

MFS ALABAMA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                          1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years         (0.46)%    3.90%    4.44%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)           (0.66)%    4.01%    4.71%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with   (0.74)%    3.97%    4.63%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                                1.11%     4.08%    4.69%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                 4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS ARKANSAS MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.51)%    3.69%    4.37%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.68)%    3.84%    4.67%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.68)%    3.82%    4.66%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.07%     3.93%    4.68%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS CALIFORNIA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years         0.04%     4.29%    4.80%
from 4% to 0%)
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)                2.89%     4.48%    4.67%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.15)%    4.41%    5.09%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.15)%    4.40%    5.09%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.44%     4.46%    5.07%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS FLORIDA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.27)%    4.26%    4.48%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.45)%    4.39%    4.79%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.45)%    4.39%    4.79%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.21%     4.43%    4.80%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+    Source: FactSet Research Systems Inc.

MFS GEORGIA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.58)%    3.84%    4.38%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.94)%    3.89%    4.62%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.94)%    3.89%    4.62%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.81%     3.96%    4.64%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+    Source: FactSet Research Systems Inc.

MFS MARYLAND MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.37)%    3.90%    4.39%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.66)%    3.90%    4.55%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.73)%    3.86%    4.53%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.04%     3.97%    4.56%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS MASSACHUSETTS MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.33)%    4.26%    4.50%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.71)%    4.26%    4.65%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.78)%    4.22%    4.63%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.96%     4.27%    4.65%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS MISSISSIPPI MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years         0.01%     4.03%    4.55%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.28)%    4.16%    4.86%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.28)%    4.16%    4.85%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.30%     4.24%    4.86%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS NEW YORK MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.33)%    4.07%    4.54%
from 4% to 0%)
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)                2.66%     4.47%    4.55%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.62)%    4.21%    4.83%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.70)%    4.18%    4.81%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.14%     4.25%    4.82%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS NORTH CAROLINA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.62)%    3.98%    4.30%
from 4% to 0%)
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)                2.37%     4.36%    4.31%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.91)%    4.00%    4.48%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.97)%    3.95%    4.45%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.86%     4.04%    4.49%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS PENNSYLVANIA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years         0.08%     4.39%    4.92%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.11)%    4.53%    5.25%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.11)%    4.53%    5.24%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.34%     4.51%    5.18%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.41)%    4.10%    4.35%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.69)%    4.10%    4.52%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.69)%    4.10%    4.50%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.96%     4.16%    4.53%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS TENNESSEE MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.87)%    3.86%    4.34%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (1.06)%    3.86%    4.50%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (1.07)%    3.81%    4.46%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.72%     3.90%    4.49%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS VIRGINIA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.63)%    4.09%    4.35%
from 4% to 0%)
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)                2.36%     4.45%    4.35%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.91)%    4.11%    4.51%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.91)%    4.11%    4.51%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               0.86%     4.17%    4.54%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

MFS WEST VIRGINIA MUNICIPAL BOND FUND:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years        (0.39)%    3.77%    4.21%
from 4% to 0%)
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)          (0.69)%    3.80%    4.39%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with  (0.78)%    3.78%    4.38%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales Charge
(4.75%)                                               1.06%     3.88%    4.42%
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                4.85%     5.53%    5.75%
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

Each fund commenced investment operations as follows:

--------------------------------------------------------------------------------
                   FUND                      COMMENCEMENT OF INVESTMENT
                                                OPERATIONS BY CLASS
--------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund              Class A:  February 1, 1990
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund             Class A:  February 3, 1992
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS California Municipal Bond Fund           Class A:  June 18, 1985
                                             Class B: September 7, 1993
                                             Class C: January 3, 1994
--------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund              Class A:  February 3, 1992
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund              Class A:  June  6, 1988
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund             Class A:  October 31, 1984
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund        Class A:  April 9, 1985
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund          Class A:  August 6, 1992
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS New York Bond Fund                       Class A:  June 6, 1988
                                             Class B: September 7, 1993
                                             Class C: December 11, 2000
--------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund       Class A:  October 31, 1984
                                             Class B: September 7, 1993
                                             Class C: January 3, 1994
--------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund         Class A:  February 1, 1993
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund       Class A:  October 31, 1984
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund            Class A:  August 12, 1988
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund             Class A:  October 31, 1984
                                             Class B: September 7, 1993
                                             Class C: January 3, 1994
--------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund        Class A:  October 31, 1984
                                             Class B: September 7, 1993
--------------------------------------------------------------------------------

Performance for the New York Fund's Class C shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect annualized expenses and current fee arrangements. The fund's annual operating expenses may vary in future years.

Shareholder Fees Applicable to Each Fund (fees paid directly from your investment):
--------------------------------------------------------------------------------
SHARE CLASS                               A               B               C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)             4.75%            N/A             N/A
Imposed on Purchases (as a
percentage of offering price)...
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge        See Below(#)       4.00%           1.00%
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less).........................
--------------------------------------------------------------------------------

Annual Fund Operating Expenses of Class A for Each Fund (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
STATE BOND FUND                       ALABAMA        ARKANSAS       CALIFORNIA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.25%           0.10%          0.10%
Other Expenses(2) .................    0.60%           0.49%          0.46%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.40%           1.14%          1.11%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2)....................    1.15%           0.89%          0.86%

--------------------------------------------------------------------------------
STATE BOND FUND                       FLORIDA         GEORGIA        MARYLAND
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.00%           0.25%          0.35%
Other Expenses(2) .................    0.65%           0.67%          0.39%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.20%           1.47%          1.29%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2)....................    0.95%           1.22%          1.04%

--------------------------------------------------------------------------------
STATE BOND FUND                    MASSACHUSETTS    MISSISSIPPI      NEW YORK
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.35%           0.00%          0.25%
Other Expenses(2) .................    0.49%           0.56%          0.52%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.39%           1.11%          1.32%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2)....................    1.14%           0.86%          1.07%

--------------------------------------------------------------------------------
STATE BOND FUND                    NORTH CAROLINA  PENNSYLVANIA   SOUTH CAROLINA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.35%           0.10%          0.35%
Other Expenses(2) .................    0.46%           0.53%          0.47%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.36%           1.18%          1.37%
  Fee Reductions(3) ...............   (0.25)%         (0.36)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.11%           0.82%          1.12%

--------------------------------------------------------------------------------
STATE BOND FUND                      TENNESSEE       VIRGINIA     WEST VIRGINIA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.35%           0.35%          0.35%
Other Expenses(2) .................    0.27%           0.42%          0.50%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.17%           1.32%          1.40%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    0.92%           1.07%          1.15%
--------------------------------------------------------------------------------

Annual Fund Operating Expenses of Class B for Each Fund (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
STATE BOND FUND                       ALABAMA        ARKANSAS       CALIFORNIA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    1.00%           0.87%          0.86%
Other Expenses(2) .................    0.60%           0.49%          0.46%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    2.15%           1.91%          1.87%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.90%           1.66%          1.62%

--------------------------------------------------------------------------------
STATE BOND FUND                       FLORIDA         GEORGIA        MARYLAND
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.76%           1.00%          1.00%
Other Expenses(2) .................    0.65%           0.67%          0.39%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.96%           2.22%          1.94%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.71%           1.97%          1.69%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATE BOND FUND                    MASSACHUSETTS    MISSISSIPPI      NEW YORK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    1.00%           0.76%          1.00%
Other Expenses(2) .................    0.49%           0.56%          0.52%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    2.04%           1.87%          2.07%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.79%           1.62%          1.82%

--------------------------------------------------------------------------------
STATE BOND FUND                    NORTH CAROLINA  PENNSYLVANIA   SOUTH CAROLINA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    1.00%           0.86%          1.00%
Other Expenses(2) .................    0.46%           0.53%          0.47%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    2.01%           1.94%          2.02%
  Fee Reductions(3) ...............   (0.25)%         (0.36)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.76%           1.58%          1.77%

--------------------------------------------------------------------------------
STATE BOND FUND                      TENNESSEE       VIRGINIA     WEST VIRGINIA
--------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%          0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    1.00%           1.00%          1.00%
Other Expenses(2) .................    0.27%           0.42%          0.50%
                                       -----           -----          -----
Total Annual Fund Operating
Expenses(2) .......................    1.82%           1.97%          2.05%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%        (0.25)%
                                      -------         -------        -------
Net Expenses(2) ...................    1.57%           1.72%          1.80%
--------------------------------------------------------------------------------

Annual Fund Operating Expenses of Class C for Funds Offering Class C Shares (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
STATE BOND FUND                  CALIFORNIA   NEW YORK  NORTH CAROLINA  VIRGINIA
--------------------------------------------------------------------------------
Management Fee ..................  0.55%        0.55%         0.55%     0.55%
Distribution and Service (12b-1)
Fees(1) .........................  1.00%        1.00%         1.00%     1.00%
Other Expenses(2) ...............  0.46%        0.52%         0.46%     0.42%
                                   -----        -----         -----     -----
Total Annual Fund Operating
Expenses(2) .....................  2.01%        2.07%         2.01%     1.97%
  Fee Reductions(3) ............. (0.25)%      (0.25)%       (0.25)%   (0.25)%
                                  -------      -------       -------   -------
Net Expenses(2) .................  1.76%        1.82%         1.76%     1.72%

  # A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. Also, "Other Expenses" include certain interest expenses and fees, related to each fund's investments in inverse floating rate investments, in the following amounts:

    ----------------------------------------------------------------------------
                        AL     AR      CA     FL     GA     MD      MA     MP
    ----------------------------------------------------------------------------
    EXPENSES AND FEES  0.29%  0.23%  0.26%   0.31%  0.29%  0.13%  0.26%   0.24%
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------
                        NY     NC      PA     SC     TN     VA      WV
    ----------------------------------------------------------------------
    EXPENSES AND FEES  0.25%  0.25%  0.22%   0.23%   N/A   0.20%  0.26%
    ----------------------------------------------------------------------

    Under accounting rules, each fund recognizes additional income in an amount equal to these expenses. Therefore, the fund's net asset values per share and performance have not been affected by these expenses. However, these expenses are included in each fund's "Total Annual Fund Operating Expenses" and "Net Expenses" in the table above, and in the "Example of Expenses" below. Had these expenses and fees not been included, "Net Expenses" would have been:

    ----------------------------------------------------------------------------
                       AL     AR      CA     FL     GA     MD      MA     MP
    ----------------------------------------------------------------------------
         CLASS A      0.86%  0.66%  0.60%   0.64%  0.93%  0.91%  0.87%   0.62%
    ----------------------------------------------------------------------------
         CLASS B      1.61%  1.43%  1.37%   1.40%  1.68%  1.56%  1.52%   1.38%
    ----------------------------------------------------------------------------
         CLASS C       N/A    N/A   1.50%    N/A    N/A    N/A    N/A     N/A
    ----------------------------------------------------------------------------

    ---------------------------------------------------------------------
                       NY     NC      PA     SC     TN     VA      WV
    ---------------------------------------------------------------------
         CLASS A      0.82%  0.86%  0.60%   0.89%   N/A   0.87%  0.89%
    ---------------------------------------------------------------------
         CLASS B      1.57%  1.51%  1.36%   1.54%   N/A   1.52%  1.55%
    ---------------------------------------------------------------------
         CLASS C      1.57%  1.51%   N/A     N/A    N/A   1.52%   N/A
    ---------------------------------------------------------------------

(3) MFS has agreed in writing to reduce its management fee to 0.35% annually until modified by the Fund's Board of Trustees. In addition, MFS has agreed in writing to further reduce its management fee to 0.30% annually until at least February 28, 2009. See "Management of the Fund - Investment Adviser." In addition, MFS has agreed in writing to bear the Pennsylvania Fund's expenses such that the fund's "Other Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 0.20% annually for each of Class A and Class B. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least July 31, 2008.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The examples assume that:

  o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

  o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

  o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

MFS ALABAMA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                    $587      $830    $1,096     $1,854
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period      $593      $904    $1,245     $2,074
--------------------------------------------------------------------------------
  Assuming no redemption                    $193      $604    $1,045     $2,074
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS ARKANSAS MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                    $562      $753      $963      $1,568
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period      $569      $831     $1,121     $1,808
--------------------------------------------------------------------------------
  Assuming no redemption                    $169      $531      $921      $1,808
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS CALIFORNIA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $559      $744      $947      $1,534
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $565      $819     $1,100     $1,767
--------------------------------------------------------------------------------
  Assuming no redemption                   $165      $519      $900      $1,767
--------------------------------------------------------------------------------
C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $279      $562      $973      $2,120
--------------------------------------------------------------------------------
  Assuming no redemption                   $179      $562      $973      $2,120
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS FLORIDA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $567      $771      $994      $1,634
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $574      $846     $1,147     $1,866
--------------------------------------------------------------------------------
  Assuming no redemption                   $174      $546      $947      $1,866
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS GEORGIA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $593      $851     $1,131     $1,929
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $600      $926     $1,281     $2,148
--------------------------------------------------------------------------------
  Assuming no redemption                   $200      $626     $1,081     $2,148
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS MARYLAND MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $576      $798     $1,040     $1,734
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $572      $840     $1,136     $1,873
--------------------------------------------------------------------------------
  Assuming no redemption                   $172      $540      $936      $1,873
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS MASSACHUSETTS MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $586      $827     $1,091     $1,843
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $582      $871     $1,188     $1,982
--------------------------------------------------------------------------------
  Assuming no redemption                   $182      $571      $988      $1,982
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS MISSISSIPPI MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $559      $744      $947      $1,534
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $565      $819     $1,100     $1,767
--------------------------------------------------------------------------------
  Assuming no redemption                   $165      $519      $900      $1,767
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS NEW YORK MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $579      $806     $1,055     $1,767
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $585      $880     $1,204     $1,988
--------------------------------------------------------------------------------
  Assuming no redemption                   $185      $580     $1,004     $1,988
--------------------------------------------------------------------------------
C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $285      $580     $1,004     $2,184
--------------------------------------------------------------------------------
  Assuming no redemption                   $185      $580     $1,004     $2,184
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS NORTH CAROLINA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $583      $818     $1,076     $1,810
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $579      $862     $1,173     $1,949
--------------------------------------------------------------------------------
  Assuming no redemption                   $179      $562      $973      $1,949
--------------------------------------------------------------------------------
C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $279      $562      $973      $2,120
--------------------------------------------------------------------------------
  Assuming no redemption                   $179      $562      $973      $2,120
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS PENNSYLVANIA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $555      $754      $973      $1,603
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $561      $829     $1,126     $1,835
--------------------------------------------------------------------------------
  Assuming no redemption                   $161      $529      $926      $1,835
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $584      $821     $1,081     $1,821
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $580      $865     $1,178     $1,960
--------------------------------------------------------------------------------
  Assuming no redemption                   $180      $565      $978      $1,960
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS TENNESSEE MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $564      $762      $978      $1,601
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $560      $803     $1,074     $1,741
--------------------------------------------------------------------------------
  Assuming no redemption                   $160      $503      $874      $1,741
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS VIRGINIA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $579      $806     $1,055     $1,767
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $575      $849     $1,152     $1,906
--------------------------------------------------------------------------------
  Assuming no redemption                   $175      $549      $952      $1,906
--------------------------------------------------------------------------------
C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $275      $549      $952      $2,077
--------------------------------------------------------------------------------
  Assuming no redemption                   $175      $549      $952      $2,077
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS WEST VIRGINIA MUNICIPAL BOND FUND:

--------------------------------------------------------------------------------
SHARE CLASS                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A shares                                   $587      $830     $1,096     $1,854
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period     $583      $874     $1,193     $1,993
--------------------------------------------------------------------------------
  Assuming no redemption                   $183      $574      $993      $1,993
--------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

MFS may engage in active and frequent trading in pursuing each fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the fund's return.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, MFS may depart from each fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

For the fiscal year ended March 31, 2007, each fund paid MFS an effective management fee equal to 0.30% of each fund's average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.55% annually of each fund's average daily net assets. Prior to March 1, 2004, MFS agreed in writing to reduce its management fee to 0.35% annually of each fund's average daily net assets. This written agreement will remain in effect until modified by each fund's Board of Trustees. In addition, MFS has agreed in writing to further reduce its management fee to 0.30% annually of each fund's average daily net assets. MFS has agreed in writing to maintain this additional management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in each fund's most recent annual report for the one year period that ends March 31.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $192 billion as of March 31, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al.
v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

--------------------------------------------------------------------------------
INFORMATION                             APPROXIMATE DATE OF POSTING TO WEB SITE
--------------------------------------------------------------------------------
Fund's top 10 securities holdings as
of each month's end                     14 days after month end
--------------------------------------------------------------------------------
Fund's full securities holdings as
of each month's end                     24 days after month end
--------------------------------------------------------------------------------

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER   PRIMARY ROLE      SINCE   TITLE AND FIVE YEAR HISTORY
--------------------------------------------------------------------------------
Michael L. Dawson   Portfolio         1999    Vice President of MFS; employed in
                    Manager                   the investment management area of
                                              MFS since 1998.
--------------------------------------------------------------------------------

ADMINISTRATOR

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin, including payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

DESCRIPTION OF SHARE CLASSES

Each fund offers Class A and Class B shares through this prospectus. In addition, the California, New York, North Carolina, and Virginia funds offer Class C shares through this prospectus.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A SHARES. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

--------------------------------------------------------------------------------
                                      INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                      ---------------------------------------
                                  GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE                  (OFFERING PRICE*)        NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000                         4.75%                      4.99%
--------------------------------------------------------------------------------
$50,000 but less than $100,000            4.25%                      4.44%
--------------------------------------------------------------------------------
$100,000 but less than $250,000           3.75%                      3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000           2.75%                      2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000         2.00%                      2.04%
--------------------------------------------------------------------------------
$1,000,000 or more                        None**                    None**
--------------------------------------------------------------------------------

 * Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
** A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B SHARES. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

--------------------------------------------------------------------------------
YEAR OF REDEMPTION AFTER PURCHASE        1st   2nd   3rd   4th  5th   6th  7th
--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE          4%    4%    3%   3%    2%   1%    0%
--------------------------------------------------------------------------------

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

--------------------------------------------------------------------------------
                                           INVESTMENTS ELIGIBLE FOR:
                                           -------------------------
                                WAIVED INITIAL   REDUCED INITIAL        WAIVED
PROGRAM                          SALES CHARGE      SALES CHARGE          CDSC
--------------------------------------------------------------------------------
Letter of Intent                                        X
--------------------------------------------------------------------------------
Right of Accumulation                                   X
--------------------------------------------------------------------------------
Automatic Exchange Plan               X*
--------------------------------------------------------------------------------
Exchange Privilege                    X*
--------------------------------------------------------------------------------
Systematic Withdrawal Plan                                               X**
--------------------------------------------------------------------------------
Distribution Reinvestment             X
--------------------------------------------------------------------------------
Distribution Investment Program       X
--------------------------------------------------------------------------------
Other Sales Charge Waivers            X                                  X
--------------------------------------------------------------------------------

 * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
** Not available for Class A shares and limited for Class B and Class C shares.

  o LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

    For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

    To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

  o RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

  o LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

    Eligible accounts that you may link under a LOI and ROA may include:

    o Individual accounts;

    o Joint accounts;

    o Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

    o MFS 529 College Savings Plan accounts;

    o Certain single-participant retirement plan accounts;

    o Certain Individual Retirement Accounts;

    o Uniform Gifts/Transfers to Minor Acts accounts; and

    o Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

    In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

    o Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

    o Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

    It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

    SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

  o AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Money Market Fund or the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

  o SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

  o DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

  o DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.


DISTRIBUTION AND SERVICE FEES

Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, each fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

--------------------------------------------------------------------------------
                                                                  MAXIMUM TOTAL
                       MAXIMUM                                  DISTRIBUTION AND
CLASS             DISTRIBUTION FEE      MAXIMUM SERVICE FEE        SERVICE FEE
--------------------------------------------------------------------------------
Class A                 0.10%                  0.25%                  0.35%
--------------------------------------------------------------------------------
Class B                 0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------
Class C                 0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

For the Alabama, Arkansas, California, Florida, Georgia, Mississippi, New York and Pennsylvania funds:

  o The Class A distribution fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

For the Florida and Mississippi funds:

  o The Class A service fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

  o For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the 0.25% service fee is not currently in effect but may be implemented on such date as the Board of Trustees may determine.

For the Arkansas, California and Pennsylvania funds:

  o A portion of the Class A service fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

  o For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, a portion of the Class B service fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from each fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from each fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

-------------------------------------------------------------------------------
                                                 UP FRONT COMMISSION AS A
             SHARE CLASS                       PERCENTAGE OF OFFERING PRICE
-------------------------------------------------------------------------------
               Class A                                    4.75%
-------------------------------------------------------------------------------
               Class B                                    3.75%
-------------------------------------------------------------------------------
               Class C                                    1.00%
-------------------------------------------------------------------------------

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

CLASS A, CLASS B, AND CLASS C SHARES. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

  o ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

    o BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

    o BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

    o ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

    o BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

    o AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

  o ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

  o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

  o BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

  o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

  o SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

  o CHECKWRITING. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Any applicable CDSC will be assessed. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

  o RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

  o GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

  o SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

    o out of the MFS money market funds; or

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

    In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

    In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

    Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

  o LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

    MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

    MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

    If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

  o FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

    To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when each fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, each fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

Each fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

DISTRIBUTION OPTIONS

The following distribution options are generally available:

  o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

  o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

  o Dividend and capital gain distributions in cash; or

  o Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

Each fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (Each fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

A fund's investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

STATE TAX CONSIDERATIONS. As long as the fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

The following discussion of state income tax considerations is very general and is directed at shareholders who are residents of the named state. Your distributions from the fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted. In order for any portion of a fund's distributions to be exempt from state personal income tax in certain states, the fund and its investments must meet certain requirements that vary by state. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

The U. S. Supreme Court has agreed to review a Kentucky case that held that Kentucky's statute which exempts interest on Kentucky municipal instruments from state income taxes but charges income taxes on other municipal instruments violates the U. S. Constitution. If the U. S. Supreme Court finds the Kentucky statute to be unconstitutional, the state tax advantage of owning municipal instruments of the state in which you reside versus other municipal instruments would be eliminated. It is anticipated that the case will be heard and decided in the Supreme Court term of beginning in October of 2007 and ending in April of 2008 with a decision no later than June 30, 2008.

  o ALABAMA: For Alabama personal income tax purposes, distributions derived from interest on municipal instruments of Alabama issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Alabama personal income tax.

  o ARKANSAS: For Arkansas personal income tax purposes, distributions derived from interest on municipal instruments of Arkansas issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Arkansas personal income tax.

  o CALIFORNIA: For California personal income tax purposes, distributions derived from interest on municipal instruments of California issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

  o FLORIDA: Florida does not impose an individual income tax on Florida residents.

  o GEORGIA: For Georgia personal income tax purposes, distributions derived from interest on municipal instruments of Georgia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Georgia personal income tax.

  o MARYLAND: For Maryland personal income tax purposes, distributions derived from interest on municipal instruments of Maryland issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Maryland personal income tax to the extent derived from municipal instruments of Maryland issuers. All other distributions may be taxable for Maryland personal income tax purposes.

  o MASSACHUSETTS: For Massachusetts personal income tax purposes, distributions derived from interest on municipal instruments of Massachusetts issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax; however distributions that are federally taxable as capital gains and are attributable to gains on municipal instruments of certain Massachusetts issuers are exempt from Massachusetts personal income tax.

  o MISSISSIPPI: For Mississippi personal income tax purposes, distributions derived from interest on municipal instruments of Mississippi issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Mississippi personal income tax.

  o NEW YORK: For New York personal income tax purposes, distributions derived from interest on municipal instruments of New York issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

  o NORTH CAROLINA: For North Carolina personal income tax purposes, distributions derived from interest on municipal instruments of North Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from North Carolina personal income tax to the extent derived from certain qualifying instruments. All other distributions may be taxable for North Carolina personal income tax purposes

  o PENNSYLVANIA: For Pennsylvania personal income tax purposes, distributions derived from interest on municipal instruments of Pennsylvania issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

  o SOUTH CAROLINA: For South Carolina personal income tax purposes, distributions derived from interest on municipal instruments of South Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to South Carolina personal income tax.

  o TENNESSEE: For Tennessee personal income tax purposes, distributions derived from interest on municipal instruments of Tennessee issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Tennessee personal income tax to the extent derived from municipal instruments of Tennessee issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Tennessee personal income tax purposes.

  o VIRGINIA: For Virginia personal income tax purposes, distributions derived from interest on municipal instruments of Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Virginia personal income tax to the extent derived from municipal instruments of Virginia issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Virginia personal income tax purposes.

  o WEST VIRGINIA: For West Virginia personal income tax purposes, distributions derived from interest on municipal instruments of West Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to West Virginia personal income tax.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund's independent registered public accounting firm, whose report, together with each fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund's independent registered public accounting firm is Deloitte & Touche LLP.

ALABAMA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.47      $  10.62      $  10.88      $  10.82      $  10.31
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.49(z)   $   0.46      $   0.48      $   0.48      $   0.48
Net realized and unrealized gain (loss) on
investments                                             (0.01)(z)     (0.15)        (0.22)         0.06          0.54
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.48      $   0.31      $   0.26      $   0.54      $   1.02
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.45)     $  (0.46)     $  (0.48)     $  (0.48)     $  (0.50)
From net realized gain on investments                   (0.05)           --         (0.04)           --         (0.01)
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.50)     $  (0.46)     $  (0.52)     $  (0.48)     $  (0.51)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.45      $  10.47      $  10.62      $  10.88      $  10.82
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.66          2.97          2.40          5.11         10.06
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.40          1.33          1.21          1.17          1.18
Expenses after expense reductions (f)                    1.15          1.08          0.96          0.96          0.98
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.86          0.87          0.84          0.88          0.88
Net investment income                                    4.70(z)       4.37          4.46          4.38          4.49
Portfolio turnover                                          9             9            17            10            21
Net assets at end of period (000 omitted)            $ 73,560      $ 74,204      $ 77,499      $ 80,704      $ 84,474

ALABAMA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.47      $  10.62      $  10.88      $  10.82      $  10.31
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.41(z)   $   0.38      $   0.40      $   0.39      $   0.40
Net realized and unrealized gain (loss) on
investments                                             (0.01)(z)     (0.15)        (0.23)         0.07          0.54
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.40      $   0.23      $   0.17      $   0.46      $   0.94
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.37)     $  (0.38)     $  (0.39)     $  (0.40)     $  (0.42)
From net realized gain on investments                   (0.05)           --         (0.04)           --         (0.01)
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.42)     $  (0.38)     $  (0.43)     $  (0.40)     $  (0.43)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.45      $  10.47      $  10.62      $  10.88      $  10.82
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.88          2.20          1.63          4.32          9.14
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.15          2.08          1.96          1.91          1.93
Expenses after expense reductions (f)                    1.90          1.83          1.71          1.71          1.73
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.61          1.62          1.59          1.63          1.63
Net investment income                                    3.93(z)       3.61          3.71          3.63          3.74
Portfolio turnover                                          9             9            17            10            21
Net assets at end of period (000 omitted)            $ 10,421      $ 13,443      $ 15,118      $ 17,339      $ 16,163

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)  Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.21% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

ARKANSAS FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.04      $  10.17      $  10.41      $  10.40      $   9.97
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.50(z)   $   0.45      $   0.45      $   0.45      $   0.47
Net realized and unrealized gain (loss) on
investments                                             (0.01)(z)     (0.13)        (0.23)         0.01          0.46
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.49      $   0.32      $   0.22      $   0.46      $   0.93
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.45)     $  (0.45)     $  (0.46)     $  (0.45)     $  (0.50)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.08      $  10.04      $  10.17      $  10.41      $  10.40
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.02          3.17          2.14          4.53          9.51
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.14          1.10          1.00          0.99          1.02
Expenses after expense reductions (f)                    0.89          0.85          0.75          0.79          0.82
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.66          0.67          0.65          0.72          0.73
Net investment income                                    4.98(z)       4.45          4.47          4.31          4.59
Portfolio turnover                                         10            10            13            19            15
Net assets at end of period (000 omitted)            $127,477      $122,067      $127,075      $139,333      $134,521

ARKANSAS FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.05      $  10.18      $  10.42      $  10.41      $   9.98
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.43(z)   $   0.38      $   0.38      $   0.37      $   0.39
Net realized and unrealized gain (loss) on
investments                                             (0.01)(z)     (0.14)        (0.24)         0.01          0.46
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.42      $   0.24      $   0.14      $   0.38      $   0.85
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.38)     $  (0.37)     $  (0.38)     $  (0.37)     $  (0.42)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.09      $  10.05      $  10.18      $  10.42      $  10.41
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.21          2.39          1.37          3.68          8.62
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.91          1.87          1.76          1.80          1.83
Expenses after expense reductions (f)                    1.66          1.62          1.51          1.60          1.63
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.43          1.44          1.41          1.53          1.54
Net investment income                                    4.21(z)       3.68          3.71          3.50          3.77
Portfolio turnover                                         10            10            13            19            15
Net assets at end of period (000 omitted)            $  8,992      $ 10,648      $ 11,259      $ 12,554      $ 12,049

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

CALIFORNIA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $   5.84      $   5.88      $   5.98      $   5.96      $   5.70
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.27(z)   $   0.28      $   0.29      $   0.28      $   0.28
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.03)        (0.11)         0.02          0.27
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.30      $   0.25      $   0.18      $   0.30      $   0.55
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.26)     $  (0.28)     $  (0.28)     $  (0.28)     $  (0.29)
From net realized gain on investments                      --         (0.01)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.26)     $  (0.29)     $  (0.28)     $  (0.28)     $  (0.29)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   5.88      $   5.84      $   5.88      $   5.98      $   5.96
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.30          4.22          3.14          5.22          9.79
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.11          1.09          0.97          0.96          0.96
Expenses after expense reductions (f)                    0.86          0.84          0.72          0.76          0.76
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.60          0.63          0.61          0.67          0.67
Net investment income                                    4.66(z)       4.69          4.91          4.71          4.73
Portfolio turnover                                         16             9            12             8            22
Net assets at end of period (000 omitted)            $366,861      $291,656      $295,332      $314,108      $333,350

CALIFORNIA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $   5.84      $   5.88      $   5.98      $   5.96      $   5.70
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.23(z)   $   0.23      $   0.25      $   0.23      $   0.23
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.03)        (0.11)         0.03          0.27
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.26      $   0.20      $   0.14      $   0.26      $   0.50
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.22)     $  (0.23)     $  (0.24)     $  (0.24)     $  (0.24)
From net realized gain on investments                      --         (0.01)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.22)     $  (0.24)     $  (0.24)     $  (0.24)     $  (0.24)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   5.88      $   5.84      $   5.88      $   5.98      $   5.96
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.51          3.44          2.38          4.38          8.93
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.88          1.85          1.70          1.76          1.75
Expenses after expense reductions (f)                    1.62          1.60          1.45          1.56          1.55
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.37          1.39          1.34          1.47          1.46
Net investment income                                    3.91(z)       3.94          4.17          3.91          3.94
Portfolio turnover                                         16             9            12             8            22
Net assets at end of period (000 omitted)            $ 47,127      $ 58,338      $ 69,142      $ 85,106      $ 98,888

CALIFORNIA FUND - CLASS C

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $   5.86      $   5.90      $   6.00      $   5.98      $   5.72
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.22(z)   $   0.23      $   0.24      $   0.23      $   0.23
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.04)        (0.11)         0.02          0.27
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.25      $   0.19      $   0.13      $   0.25      $   0.50
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.21)     $  (0.22)     $  (0.23)     $  (0.23)     $  (0.24)
From net realized gain on investments                      --         (0.01)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.21)     $  (0.23)     $  (0.23)     $  (0.23)     $  (0.24)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   5.90      $   5.86      $   5.90      $   6.00      $   5.98
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.36          3.29          2.22          4.27          8.78
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.01          1.99          1.87          1.86          1.86
Expenses after expense reductions (f)                    1.76          1.74          1.62          1.65          1.66
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.50          1.53          1.51          1.56          1.57
Net investment income                                    3.77(z)       3.79          4.01          3.81          3.83
Portfolio turnover                                         16             9            12             8            22
Net assets at end of period (000 omitted)            $ 30,492      $ 29,880      $ 33,162      $ 36,363      $ 40,804

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than
    $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

FLORIDA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.05      $  10.09      $  10.24      $  10.19      $   9.78
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.46(z)   $   0.45      $   0.47      $   0.47      $   0.48
Net realized and unrealized gain (loss) on
investments                                              0.02(z)      (0.04)        (0.15)         0.05          0.44
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.48      $   0.41      $   0.32      $   0.52      $   0.92
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.44)     $  (0.45)     $  (0.47)     $  (0.47)     $  (0.51)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.09      $  10.05      $  10.09      $  10.24      $  10.19
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.92          4.14          3.25          5.20          9.40
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.19          1.11          0.94          0.98          0.88
Expenses after expense reductions (f)                    0.94          0.86          0.69          0.77          0.68
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.64          0.64          0.57          0.64          0.62
Net investment income                                    4.53(z)       4.46          4.68          4.58          4.78
Portfolio turnover                                          9            17            18            31            27
Net assets at end of period (000 omitted)            $ 63,590      $ 70,402      $ 69,082      $ 79,155      $ 86,045

FLORIDA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.05      $  10.09      $  10.24      $  10.19      $   9.78
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.38(z)   $   0.38      $   0.40      $   0.39      $   0.40
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.04)        (0.16)         0.05          0.43
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.41      $   0.34      $   0.24      $   0.44      $   0.83
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.37)     $  (0.38)     $  (0.39)     $  (0.39)     $  (0.42)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.09      $  10.05      $  10.09      $  10.24      $  10.19
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.12          3.35          2.45          4.36          8.64
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.96          1.87          1.71          1.77          1.68
Expenses after expense reductions (f)                    1.71          1.62          1.46          1.57          1.48
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.40          1.40          1.34          1.44          1.42
Net investment income                                    3.77(z)       3.70          3.92          3.78          3.97
Portfolio turnover                                          9            17            18            31            27
Net assets at end of period (000 omitted)            $ 10,906      $ 14,970      $ 18,382      $ 22,312      $ 25,175

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

GEORGIA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.80      $  10.99      $  11.22      $  11.17      $  10.63
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.47(z)   $   0.46      $   0.48      $   0.49      $   0.49
Net realized and unrealized gain (loss) on
investments                                              0.01(z)      (0.18)        (0.23)         0.05          0.55
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.48      $   0.28      $   0.25      $   0.54      $   1.04
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.45)     $  (0.47)     $  (0.48)     $  (0.49)     $  (0.50)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.83      $  10.80      $  10.99      $  11.22      $  11.17
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.55          2.53          2.27          4.93          9.97
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.47          1.39          1.24          1.20          1.22
Expenses after expense reductions (f)                    1.22          1.14          0.99          0.99          1.02
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.93          0.93          0.88          0.91          0.92
Net investment income                                    4.37(z)       4.22          4.35          4.35          4.43
Portfolio turnover                                          6             5            18            12            25
Net assets at end of period (000 omitted)            $ 51,015      $ 51,681      $ 53,190      $ 55,659      $ 57,636


GEORGIA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.84      $  11.00      $  11.23      $  11.18      $  10.64
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.40(z)   $   0.41      $   0.40      $   0.40      $   0.40
Net realized and unrealized gain (loss) on
investments                                              0.00(w)(z)   (0.18)        (0.24)         0.06          0.56
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.40      $   0.23      $   0.16      $   0.46      $   0.96
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.37)     $  (0.39)     $  (0.39)     $  (0.41)     $  (0.42)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.87      $  10.84      $  11.00      $  11.23      $  11.18
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.77          2.05          1.51          4.15          9.15
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.22          2.14          1.99          1.94          1.97
Expenses after expense reductions (f)                    1.97          1.89          1.74          1.74          1.77
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.68          1.68          1.63          1.66          1.67
Net investment income                                    3.63(z)       3.72          3.60          3.60          3.68
Portfolio turnover                                          6             5            18            12            25
Net assets at end of period (000 omitted)            $  8,175      $  9,816      $ 13,280      $ 16,759      $ 18,077

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MARYLAND FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.27      $  11.49      $  11.74      $  11.69      $  11.21
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.50(z)   $   0.50      $   0.52      $   0.51      $   0.52
Net realized and unrealized gain (loss) on
investments                                              0.04(z)      (0.15)        (0.25)         0.06          0.50
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.54      $   0.35      $   0.27      $   0.57      $   1.02
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.48)     $  (0.50)     $  (0.51)     $  (0.52)     $  (0.54)
From net realized gain on investments                   (0.03)        (0.07)        (0.01)           --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.51)     $  (0.57)     $  (0.52)     $  (0.52)     $  (0.54)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.30      $  11.27      $  11.49      $  11.74      $  11.69
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.88          3.06          2.36          4.96          9.21
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.29          1.19          1.14          1.17          1.15
Expenses after expense reductions (f)                    1.04          0.94          0.89          0.96          0.95
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.91          0.94          0.89          0.96          0.95
Net investment income                                    4.48(z)       4.38          4.48          4.35          4.51
Portfolio turnover                                         16             9            12            21            12
Net assets at end of period (000 omitted)            $117,598      $115,307      $124,261      $138,201      $138,666

MARYLAND FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.26      $  11.49      $  11.74      $  11.68      $  11.20
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.43(z)   $   0.43      $   0.44      $   0.43      $   0.45
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.17)        (0.25)         0.07          0.49
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.46      $   0.26      $   0.19      $   0.50      $   0.94
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.40)     $  (0.42)     $  (0.44)     $  (0.44)     $  (0.46)
From net realized gain on investments                   (0.03)        (0.07)        (0.00)(w)        --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.43)     $  (0.49)     $  (0.44)     $  (0.44)     $  (0.46)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.29      $  11.26      $  11.49      $  11.74      $  11.68
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.21          2.30          1.69          4.37          8.52
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.95          1.84          1.79          1.81          1.80
Expenses after expense reductions (f)                    1.70          1.59          1.54          1.61          1.60
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.56          1.59          1.54          1.61          1.60
Net investment income                                    3.83(z)       3.72          3.83          3.70          3.86
Portfolio turnover                                         16             9            12            21            12
Net assets at end of period (000 omitted)            $ 16,515      $ 21,011      $ 25,716      $ 31,697      $ 34,033

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MASSACHUSETTS FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.22      $  11.31      $  11.52      $  11.49      $  10.90
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.51(z)   $   0.48      $   0.51      $   0.51      $   0.52
Net realized and unrealized gain (loss) on
investments                                              0.02(z)      (0.05)        (0.22)         0.03          0.60
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.53      $   0.43      $   0.29      $   0.54      $   1.12
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.47)     $  (0.48)     $  (0.50)     $  (0.51)     $  (0.53)
From net realized gain on investments                   (0.03)        (0.04)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.50)     $  (0.52)     $  (0.50)     $  (0.51)     $  (0.53)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.25      $  11.22      $  11.31      $  11.52      $  11.49
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.80          3.83          2.63          4.82         10.42
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.39          1.34          1.19          1.23          1.21
Expenses after expense reductions (f)                    1.14          1.09          0.94          1.02          1.01
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.87          0.90          0.84          0.95          0.92
Net investment income                                    4.57(z)       4.23          4.48          4.39          4.56
Portfolio turnover                                          5            10            11            14            15
Net assets at end of period (000 omitted)            $189,049      $196,992      $210,103      $224,923      $233,500

MASSACHUSETTS FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.24      $  11.33      $  11.54      $  11.51      $  10.92
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.44(z)   $   0.41      $   0.43      $   0.43      $   0.44
Net realized and unrealized gain (loss) on
investments                                              0.02(z)      (0.05)        (0.21)         0.04          0.60
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.46      $   0.36      $   0.22      $   0.47      $   1.04
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.40)     $  (0.41)     $  (0.43)     $  (0.44)     $  (0.45)
From net realized gain on investments                   (0.03)        (0.04)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.43)     $  (0.45)     $  (0.43)     $  (0.44)     $  (0.45)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.27      $  11.24      $  11.33      $  11.54      $  11.51
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.12          3.16          1.97          4.14          9.69
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.04          1.99          1.84          1.87          1.86
Expenses after expense reductions (f)                    1.79          1.74          1.59          1.67          1.66
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.52          1.55          1.49          1.60          1.57
Net investment income                                    3.92(z)       3.58          3.83          3.74          3.91
Portfolio turnover                                          5            10            11            14            15
Net assets at end of period (000 omitted)            $ 31,415      $ 36,924      $ 40,766      $ 46,253      $ 47,612

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)  Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.20% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MISSISSIPPI FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $   9.73      $   9.82      $  10.02      $  10.02      $   9.61
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.45(z)   $   0.44      $   0.46      $   0.46      $   0.46
Net realized and unrealized gain (loss) on
investments                                              0.05(z)      (0.09)        (0.19)         0.01          0.44
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.50      $   0.35      $   0.27      $   0.47      $   0.90
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.43)     $  (0.44)     $  (0.47)     $  (0.47)     $  (0.49)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   9.80      $   9.73      $   9.82      $  10.02      $  10.02
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.20          3.59          2.76          4.77          9.48
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.11          1.07          0.93          0.82          0.84
Expenses after expense reductions (f)                    0.86          0.82          0.68          0.62          0.64
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.62          0.64          0.58          0.62          0.64
Net investment income                                    4.59(z)       4.48          4.70          4.61          4.70
Portfolio turnover                                         12             9            19            12            22
Net assets at end of period (000 omitted)            $ 75,470      $ 75,597      $ 79,574      $ 82,507      $ 87,724

MISSISSIPPI FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $   9.74      $   9.84      $  10.03      $  10.04      $   9.62
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.38(z)   $   0.37      $   0.39      $   0.38      $   0.38
Net realized and unrealized gain (loss) on
investments                                              0.04(z)      (0.10)        (0.19)        (0.01)(g)      0.44
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.42      $   0.27      $   0.20      $   0.37      $   0.82
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.35)     $  (0.37)     $  (0.39)     $  (0.38)     $  (0.40)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   9.81      $   9.74      $   9.84      $  10.03      $  10.04
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.41          2.71          2.08          3.80          8.67
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.87          1.83          1.70          1.64          1.67
Expenses after expense reductions (f)                    1.62          1.58          1.45          1.44          1.47
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.38          1.40          1.35          1.44          1.47
Net investment income                                    3.83(z)       3.72          3.93          3.79          3.86
Portfolio turnover                                         12             9            19            12            22
Net assets at end of period (000 omitted)            $  9,408      $ 10,465      $ 11,544      $ 13,177      $ 12,900

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.07% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

NEW YORK FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.13      $  11.30      $  11.53      $  11.49      $  10.94
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.52(z)   $   0.49      $   0.51      $   0.51      $   0.52
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.12)        (0.24)         0.04          0.56
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.55      $   0.37      $   0.27      $   0.55      $   1.08
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.48)     $  (0.49)     $  (0.50)     $  (0.51)     $  (0.53)
From net realized gain on investments                   (0.05)        (0.05)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.53)     $  (0.54)     $  (0.50)     $  (0.51)     $  (0.53)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.15      $  11.13      $  11.30      $  11.53      $  11.49
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.07          3.30          2.45          4.90         10.05
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.32          1.28          1.14          1.13          1.17
Expenses after expense reductions (f)                    1.06          1.03          0.89          0.93          0.97
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.82          0.85          0.79          0.86          0.87
Net investment income                                    4.66(z)       4.36          4.47          4.39          4.56
Portfolio turnover                                          8            12            20            13            17
Net assets at end of period (000 omitted)            $118,924      $118,476      $125,861      $131,642      $132,843

NEW YORK FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.09      $  11.27      $  11.49      $  11.45      $  10.93
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.43(z)   $   0.41      $   0.42      $   0.42      $   0.43
Net realized and unrealized gain (loss) on
investments                                              0.04(z)      (0.14)        (0.22)         0.04          0.54
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.47      $   0.27      $   0.20      $   0.46      $   0.97
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.40)     $  (0.40)     $  (0.42)     $  (0.42)     $  (0.45)
From net realized gain on investments                   (0.05)        (0.05)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.45)     $  (0.45)     $  (0.42)     $  (0.42)     $  (0.45)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.11      $  11.09      $  11.27      $  11.49      $  11.45
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.29          2.43          1.77          4.12          8.96
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.07          2.03          1.89          1.87          1.92
Expenses after expense reductions (f)                    1.82          1.78          1.64          1.67          1.72
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.57          1.60          1.54          1.60          1.62
Net investment income                                    3.91(z)       3.61          3.70          3.62          3.80
Portfolio turnover                                          8            12            20            13            17
Net assets at end of period (000 omitted)            $ 25,654      $ 30,046      $ 35,328      $ 41,509      $ 40,867

NEW YORK FUND - CLASS C

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.11      $  11.29      $  11.51      $  11.47      $  10.93
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.43(z)   $   0.41      $   0.42      $   0.42      $   0.43
Net realized and unrealized gain (loss) on
investments                                              0.04(z)      (0.14)        (0.22)         0.04          0.56
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.47      $   0.27      $   0.20      $   0.46      $   0.99
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.40)     $  (0.40)     $  (0.42)     $  (0.42)     $  (0.45)
From net realized gain on investments                   (0.05)        (0.05)           --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.45)     $  (0.45)     $  (0.42)     $  (0.42)     $  (0.45)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.13      $  11.11      $  11.29      $  11.51      $  11.47
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.29          2.43          1.78          4.12          9.14
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.07          2.03          1.89          1.87          1.92
Expenses after expense reductions (f)                    1.82          1.78          1.64          1.67          1.72
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.57          1.60          1.54          1.60          1.62
Net investment income                                    3.92(z)       3.61          3.72          3.63          3.81
Portfolio turnover                                          8            12            20            13            17
Net assets at end of period (000 omitted)            $ 15,822      $ 17,064      $ 19,730      $ 21,907      $ 14,005

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.22% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

NORTH CAROLINA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.85      $  11.99      $  12.30      $  12.24      $  11.68
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.51(z)   $   0.51      $   0.53      $   0.53      $   0.54
Net realized and unrealized gain (loss) on
investments                                              0.03(z)      (0.09)        (0.27)         0.07          0.58
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.54      $   0.42      $   0.26      $   0.60      $   1.12
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.50)     $  (0.51)     $  (0.53)     $  (0.53)     $  (0.56)
From net realized gain on investments                   (0.03)        (0.05)        (0.04)        (0.01)           --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.53)     $  (0.56)     $  (0.57)     $  (0.54)     $  (0.56)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.86      $  11.85      $  11.99      $  12.30      $  12.24
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.60          3.49          2.15          5.01          9.71
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.36          1.32          1.10          1.12          1.11
Expenses after expense reductions (f)                    1.11          1.08          0.85          0.92          0.91
Expenses after expense reduction and excluding
interest expense and fees (f)(l)                         0.86          0.89          0.85          0.92          0.91
Net investment income                                    4.34(z)       4.24          4.38          4.30          4.50
Portfolio turnover                                         12             8             9             9            20
Net assets at end of period (000 omitted)            $268,108      $270,124      $279,875      $305,185      $316,687

NORTH CAROLINA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.83      $  11.98      $  12.29      $  12.23      $  11.67
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.44(z)   $   0.43      $   0.45      $   0.45      $   0.47
Net realized and unrealized gain (loss) on
investments                                              0.02(z)      (0.10)        (0.27)         0.07          0.57
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.46      $   0.33      $   0.18      $   0.52      $   1.04
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.42)     $  (0.43)     $  (0.45)     $  (0.45)     $  (0.48)
From net realized gain on investments                   (0.03)        (0.05)        (0.04)        (0.01)           --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.45)     $  (0.48)     $  (0.49)     $  (0.46)     $  (0.48)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.84      $  11.83      $  11.98      $  12.29      $  12.23
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.93          2.73          1.49          4.33          9.01
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.01          1.98          1.75          1.76          1.76
Expenses after expense reductions (f)                    1.76          1.73          1.50          1.56          1.56
Expenses after expense reduction and excluding
interest expense and fees (f)(l)                         1.51          1.54          1.50          1.56          1.56
Net investment income                                    3.70(z)       3.59          3.72          3.64          3.85
Portfolio turnover                                         12             8             9             9            20
Net assets at end of period (000 omitted)            $ 26,520      $ 32,610      $ 40,251      $ 50,363      $ 59,116

NORTH CAROLINA FUND - CLASS C

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.84      $  11.98      $  12.29      $  12.23      $  11.67
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.44(z)   $   0.43      $   0.45      $   0.45      $   0.46
Net realized and unrealized gain (loss) on
investments                                              0.02(z)      (0.09)        (0.27)         0.07          0.58
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.46      $   0.34      $   0.18      $   0.52      $   1.04
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.42)     $  (0.43)     $  (0.45)     $  (0.45)     $  (0.48)
From net realized gain on investments                   (0.03)        (0.05)        (0.04)        (0.01)           --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.45)     $  (0.48)     $  (0.49)     $  (0.46)     $  (0.48)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.85      $  11.84      $  11.98      $  12.29      $  12.23
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.93          2.82          1.49          4.33          9.01
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.01          1.98          1.76          1.77          1.76
Expenses after expense reductions (f)                    1.76          1.73          1.51          1.57          1.56
Expenses after expense reduction and excluding
interest expense and fees (f)(l)                         1.51          1.54          1.51          1.57          1.56
Net investment income                                    3.69(z)       3.61          3.76          3.67          3.84
Portfolio turnover                                         12             8             9             9            20
Net assets at end of period (000 omitted)            $ 33,152      $ 32,223      $ 32,897      $ 35,256      $ 31,836

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.16% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

PENNSYLVANIA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.15      $  10.17      $  10.31      $  10.21      $   9.73
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.45(z)   $   0.43      $   0.44      $   0.42      $   0.45
Net realized and unrealized gain (loss) on
investments                                              0.06(z)      (0.02)        (0.14)         0.10          0.51
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.51      $   0.41      $   0.30      $   0.52      $   0.96
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.42)     $  (0.43)     $  (0.44)     $  (0.42)     $  (0.48)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.24      $  10.15      $  10.17      $  10.31      $  10.21
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.17          4.08          2.97          5.12         10.12
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.18          1.13          1.03          1.05          1.03
Expenses after expense reductions (f)                    0.82          0.77          0.69          0.75          0.55
Expenses after expense reduction and excluding
interest expense and fees (f)(l)                         0.60          0.60          0.60          0.64          0.48
Net investment income                                    4.45(z)       4.24          4.33          4.12          4.47
Portfolio turnover                                          9             9            20            24            19
Net assets at end of period (000 omitted)            $ 73,813      $ 72,429      $ 67,942      $ 75,083      $ 68,705

PENNSYLVANIA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.18      $  10.20      $  10.34      $  10.24      $   9.75
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.38(z)   $   0.36      $   0.36      $   0.34      $   0.36
Net realized and unrealized gain (loss) on
investments                                              0.06(z)      (0.03)        (0.14)         0.10          0.53
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.44      $   0.33      $   0.22      $   0.44      $   0.89
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.35)     $  (0.35)     $  (0.36)     $  (0.34)     $  (0.40)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.27      $  10.18      $  10.20      $  10.34      $  10.24
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.37          3.30          2.19          4.38          9.21
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.94          1.89          1.80          1.85          1.85
Expenses after expense reductions (f)                    1.58          1.53          1.46          1.55          1.37
Expenses after expense reduction and excluding
interest expense and fees (f)(l)                         1.36          1.36          1.37          1.44          1.30
Net investment income                                    3.69(z)       3.49          3.56          3.32          3.62
Portfolio turnover                                          9             9            20            24            19
Net assets at end of period (000 omitted)            $ 33,849      $ 38,642      $ 41,455      $ 48,480      $ 46,941

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.15% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

SOUTH CAROLINA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  12.25      $  12.36      $  12.61      $  12.53      $  12.00
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.55(z)   $   0.54      $   0.56      $   0.55      $   0.58
Net realized and unrealized gain (loss) on
investments                                              0.00(w)(z)   (0.11)        (0.25)         0.10          0.54
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.55      $   0.43      $   0.31      $   0.65      $   1.12
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.51)     $  (0.54)     $  (0.56)     $  (0.57)     $  (0.59)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  12.29      $  12.25      $  12.36      $  12.61      $  12.53
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.57          3.48          2.52          5.30          9.51
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.37          1.34          1.23          1.21          1.23
Expenses after expense reductions (f)                    1.12          1.09          0.98          1.01          1.03
Expenses after expense reductions and excluding
interest expense and fees (f)(l)                         0.89          0.92          0.89          0.94          0.95
Net investment income                                    4.45(z)       4.35          4.50          4.39          4.68
Portfolio turnover                                         10            13            15            16            21
Net assets at end of period (000 omitted)            $135,766      $131,167      $130,342      $137,911      $129,844

SOUTH CAROLINA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  12.24      $  12.36      $  12.60      $  12.52      $  11.99
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.47(z)   $   0.46      $   0.48      $   0.47      $   0.50
Net realized and unrealized gain (loss) on
investments                                              0.01(z)      (0.12)        (0.24)         0.10          0.54
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.48      $   0.34      $   0.24      $   0.57      $   1.04
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.43)     $  (0.46)     $  (0.48)     $  (0.49)     $  (0.51)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  12.29      $  12.24      $  12.36      $  12.60      $  12.52
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.98          2.73          1.94          4.62          8.81
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.02          1.99          1.88          1.86          1.88
Expenses after expense reductions (f)                    1.77          1.74          1.63          1.66          1.68
Expenses after expense reductions and excluding
interest expense and fees (f)(l)                         1.54          1.57          1.54          1.59          1.60
Net investment income                                    3.80(z)       3.70          3.85          3.74          4.03
Portfolio turnover                                         10            13            15            16            21
Net assets at end of period (000 omitted)            $ 20,679      $ 26,214      $ 31,032      $ 36,817      $ 37,603

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

TENNESSEE FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.56      $  10.71      $  10.96      $  10.90      $  10.43
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.47(z)   $   0.45      $   0.45      $   0.45      $   0.47
Net realized and unrealized gain (loss) on
investments                                             (0.01)(z)     (0.12)        (0.18)         0.06          0.49
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.46      $   0.33      $   0.27      $   0.51      $   0.96
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.44)     $  (0.44)     $  (0.44)     $  (0.45)     $  (0.49)
From net realized gain on investments                    0.00(w)      (0.04)        (0.08)           --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.44)     $  (0.48)     $  (0.52)     $  (0.45)     $  (0.49)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.58      $  10.56      $  10.71      $  10.96      $  10.90
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.43          3.13          2.53          4.80          9.34
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.17          1.19          1.16          1.14          1.17
Expenses before expense reductions (f)                   0.92          0.94          0.91          0.94          0.97
Net investment income                                    4.44(z)       4.17          4.16          4.08          4.35
Portfolio turnover                                         15             5            11            19            16
Net assets at end of period (000 omitted)            $ 99,302      $ 98,825      $104,837      $118,990      $115,819

TENNESSEE FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  10.56      $  10.70      $  10.95      $  10.89      $  10.42
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.40(z)   $   0.38      $   0.38      $   0.38      $   0.40
Net realized and unrealized gain (loss) on
investments                                             (0.02)(z)     (0.11)        (0.18)         0.06          0.49
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.38      $   0.27      $   0.20      $   0.44      $   0.89
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.37)     $  (0.37)     $  (0.37)     $  (0.38)     $  (0.42)
From net realized gain on investments                    0.00(w)      (0.04)        (0.08)           --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.37)     $  (0.41)     $  (0.45)     $  (0.38)     $  (0.42)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  10.57      $  10.56      $  10.70      $  10.95      $  10.89
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.66          2.56          1.87          4.12          8.64
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.82          1.84          1.81          1.79          1.82
Expenses before expense reductions (f)                   1.57          1.59          1.56          1.59          1.62
Net investment income                                    3.78(z)       3.52          3.51          3.43          3.70
Portfolio turnover                                         15             5            11            19            16
Net assets at end of period (000 omitted)            $ 12,924      $ 17,217      $ 20,689      $ 24,306      $ 27,546

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.27% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.


VIRGINIA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.41      $  11.52      $  11.73      $  11.61      $  11.14
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.51(z)   $   0.51      $   0.53      $   0.53      $   0.53
Net realized and unrealized gain (loss) on
investments                                              0.00(w)(z)   (0.12)        (0.21)         0.12          0.47
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.51      $   0.39      $   0.32      $   0.65      $   1.00
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.49)     $  (0.50)     $  (0.53)     $  (0.53)     $  (0.53)
From net realized gain on investments                   (0.00)(w)        --            --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.49)     $  (0.50)     $  (0.53)     $  (0.53)     $  (0.53)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.43      $  11.41      $  11.52      $  11.73      $  11.61
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.57          3.45          2.83          5.70          9.10
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET
ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.32          1.30          1.10          1.13          1.13
Expenses after expense reductions (f)                    1.07          1.05          0.85          0.93          0.93
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.87          0.90          0.85          0.93          0.93
Net investment income                                    4.51(z)       4.38          4.63          4.53          4.62
Portfolio turnover                                          8            13            11            11            13
Net assets at end of period (000 omitted)            $269,068      $277,633      $285,185      $301,218      $308,164

VIRGINIA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.40      $  11.51      $  11.72      $  11.60      $  11.13
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.44(z)   $   0.43      $   0.46      $   0.45      $   0.46
Net realized and unrealized gain (loss) on
investments                                              0.00(w)(z)   (0.11)        (0.21)         0.12          0.46
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.44      $   0.32      $   0.25      $   0.57      $   0.92
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.42)     $  (0.43)     $  (0.46)     $  (0.45)     $  (0.45)
From net realized gain on investments                    0.00(w)         --            --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.42)     $  (0.43)     $  (0.46)     $  (0.45)     $  (0.45)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.42      $  11.40      $  11.51      $  11.72      $  11.60
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.89          2.78          2.16          5.02          8.40
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.97          1.95          1.75          1.77          1.78
Expenses after expense reductions (f)                    1.72          1.70          1.50          1.57          1.58
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.52          1.55          1.50          1.57          1.58
Net investment income                                    3.87(z)       3.73          3.98          3.88          3.97
Portfolio turnover                                          8            13            11            11            13
Net assets at end of period (000 omitted)            $ 12,545      $ 16,885      $ 19,637      $ 23,564      $ 25,470

VIRGINIA FUND - CLASS C

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.41      $  11.52      $  11.72      $  11.61      $  11.13
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.44(z)   $   0.43      $   0.46      $   0.45      $   0.45
Net realized and unrealized gain (loss) on
investments                                              0.00(w)(z)   (0.11)        (0.20)         0.11          0.48
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.44      $   0.32      $   0.26      $   0.56      $   0.93
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.42)     $  (0.43)     $  (0.46)     $  (0.45)     $  (0.45)
From net realized gain on investments                    0.00(w)         --            --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.42)     $  (0.43)     $  (0.46)     $  (0.45)     $  (0.45)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.43      $  11.41      $  11.52      $  11.72      $  11.61
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.89          2.78          2.25          4.93          8.49
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.97          1.95          1.75          1.77          1.78
Expenses after expense reductions (f)                    1.72          1.70          1.50          1.57          1.58
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.52          1.55          1.50          1.57          1.58
Net investment income                                    3.86(z)       3.72          3.98          3.88          3.97
Portfolio turnover                                          8            13            11            11            13
Net assets at end of period (000 omitted)            $ 12,377      $ 12,995      $ 12,208      $ 13,338      $ 12,758

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.17% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

WEST VIRGINIA FUND - CLASS A

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.47      $  11.58      $  11.82      $  11.77      $  11.32
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.51(z)   $   0.48      $   0.51      $   0.51      $   0.55
Net realized and unrealized gain (loss) on
investments                                              0.01(z)      (0.11)        (0.25)         0.05          0.46
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.52      $   0.37      $   0.26      $   0.56      $   1.01
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.47)     $  (0.48)     $  (0.50)     $  (0.51)     $  (0.56)
From net realized gain on investments                   (0.07)           --            --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.54)     $  (0.48)     $  (0.50)     $  (0.51)     $  (0.56)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.45      $  11.47      $  11.58      $  11.82      $  11.77
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               4.59          3.21          2.28          4.84          9.04
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.40          1.34          1.25          1.21          1.26
Expenses after expense reductions (f)                    1.15          1.09          1.00          1.01          1.06
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        0.89          0.92          0.89          0.93          0.96
Net investment income                                    4.41(z)       4.16          4.35          4.33          4.71
Portfolio turnover                                         13             7            14            17            13
Net assets at end of period (000 omitted)            $129,974      $134,416      $134,459      $140,599      $139,564

WEST VIRGINIA FUND - CLASS B

                                                                            YEARS ENDED 3/31
                                                     ----------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Net asset value, beginning of period                 $  11.46      $  11.58      $  11.82      $  11.76      $  11.31
                                                     --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                            $   0.43(z)   $   0.41      $   0.43      $   0.43      $   0.47
Net realized and unrealized gain (loss) on
investments                                              0.01(z)      (0.13)        (0.24)         0.06          0.46
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.44      $   0.28      $   0.19      $   0.49      $   0.93
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $  (0.39)     $  (0.40)     $  (0.43)     $  (0.43)     $  (0.48)
From net realized gain on investments                   (0.07)           --            --            --            --
                                                     --------      --------      --------      --------      --------
Total distributions declared to shareholders         $  (0.46)     $  (0.40)     $  (0.43)     $  (0.43)     $  (0.48)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $  11.44      $  11.46      $  11.58      $  11.82      $  11.76
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               3.92          2.45          1.62          4.25          8.34
                                                     --------      --------      --------      --------      --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   2.06          1.99          1.90          1.86          1.91
Expenses after expense reductions (f)                    1.80          1.74          1.65          1.66          1.71
Expenses after expense reduction and excluding
interest expenses and fees (f)(l)                        1.55          1.57          1.54          1.58          1.61
Net investment income                                    3.76(z)       3.51          3.71          3.68          4.06
Portfolio turnover                                         13             7            14            17            13
Net assets at end of period (000 omitted)            $ 10,087      $ 12,388      $ 14,334      $ 17,744      $ 19,443

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.25% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS MUNICIPAL SERIES TRUST

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS MUNICIPAL SERIES TRUST, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about each fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2007, provides more detailed information about each fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. Reports and other information about each fund are available on the Edgar Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

          Each fund's Investment Company Act file number is 811-4096.

M F S(R)                                                STATEMENT OF ADDITIONAL
INVESTMENT MANGEMENT                                                INFORMATION

                                                                 AUGUST 1, 2007

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND


EACH A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about each Fund and should be read in conjunction with each Fund's Prospectus dated August 1, 2007. Each Fund's financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund's Prospectus and Annual Report without charge by contacting each Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to each Fund.

DEFINITIONS .............................................................    XX
MANAGEMENT OF THE FUND...................................................    XX
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS.............................    XX
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS...........................    XX
TAX CONSIDERATIONS.......................................................    XX
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................    XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...    XX
ADDITIONAL INFORMATION CONCERNING THE STATES.............................    XX
APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES.........................    XX
APPENDIX B - SHARE OWNERSHIP.............................................    XX
APPENDIX C - PORTFOLIO MANAGER(S)........................................    XX
APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION.......................    XX
APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS................    XX
APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............    XX
APPENDIX G - ADDITIONAL INFORMATION CONCERNING THE STATES................    XX

DEFINITIONS

"Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund.

"Trust" - MFS Municipal Series Trust, a Massachusetts business trust organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 27, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 12, 1988).

"MFS" - Massachusetts Financial Services Company, a Delaware corporation.

"MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" - MFS Service Center, Inc., a Delaware corporation.

"Prospectus" - The Prospectus of the Funds, dated August 1, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

THE FUNDS

Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.

TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

TRUSTEE COMPENSATION AND COMMITTEES

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

PORTFOLIO MANAGER(S)

Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by each Fund to certain of its service providers -- for advisory services, administrative services, and transfer agency services -- for certain specified periods, is set forth in Appendix D to this Part I.

CUSTODIAN

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of each Fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Fund's investments, serving as each Fund's foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at 73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for each Fund and calculating the daily net asset value of each class of shares of each Fund. Each Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

Each Fund has an expense offset arrangement that reduces each Fund's custodian fees based upon the amount of cash maintained by each Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of each Fund's shares are set forth in Appendix E to this Part I.

DISTRIBUTION PLAN PAYMENTS

Payments made by each Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund's most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

Each Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2007, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.

ADDITIONAL INFORMATION CONCERNING THE STATES

Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this SAI Part I.

                                                             PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

TRUSTEE COMPENSATION TABLE

---------------------------------------------------------------------------------------------
                            TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE
                           FEES FROM     FEES FROM     FEES FROM     FEES FROM     FEES FROM
TRUSTEE NAME               AL FUND(1)    AR FUND(1)    CA FUND(1)    FL FUND(1)    GA FUND(1)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert J. Manning              N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------
Robert C. Pozen                N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert E. Butler              $323           $534        $1,074          $323          $321
---------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.        $321           $531        $1,066          $321          $320
---------------------------------------------------------------------------------------------
David H. Gunning              $326           $537        $1,103          $326          $320
---------------------------------------------------------------------------------------------
William R. Gutow              $321           $531        $1,066          $321          $320
---------------------------------------------------------------------------------------------
Michael Hegarty               $322           $532        $1,070          $322          $320
---------------------------------------------------------------------------------------------
J. Atwood Ives                $393           $642        $1,385          $392          $373
---------------------------------------------------------------------------------------------
Lawrence T. Perera            $336           $553        $1,130          $336          $331
---------------------------------------------------------------------------------------------
J. Dale Sherratt              $360           $591        $1,237          $359          $348
---------------------------------------------------------------------------------------------
Laurie J. Thomsen             $325           $538        $1,088          $325          $323
---------------------------------------------------------------------------------------------
Robert W. Uek                 $343           $566        $1,166          $343          $336
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                            TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE
                           FEES FROM     FEES FROM     FEES FROM     FEES FROM     FEES FROM
TRUSTEE NAME               MD FUND(1)    MA FUND(1)    MS FUND(1)    NY FUND(1)    NC FUND(1)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert J. Manning              N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------
Robert C. Pozen                N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert E. Butler              $534         $1,065          $322          $536        $1,072
---------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.        $531         $1,060          $321          $532        $1,064
---------------------------------------------------------------------------------------------
David H. Gunning              $538         $1,065          $325          $545        $1,091
---------------------------------------------------------------------------------------------
William R. Gutow              $531         $1,060          $321          $532        $1,064
---------------------------------------------------------------------------------------------
Michael Hegarty               $532         $1,063          $321          $534        $1,068
---------------------------------------------------------------------------------------------
J. Atwood Ives                $644         $1,253          $390          $669        $1,341
---------------------------------------------------------------------------------------------
Lawrence T. Perera            $554         $1,099          $335          $560        $1,121
---------------------------------------------------------------------------------------------
J. Dale Sherratt              $592         $1,163          $358          $606        $1,213
---------------------------------------------------------------------------------------------
Laurie J. Thomsen             $538         $1,072          $325          $541        $1,082
---------------------------------------------------------------------------------------------
Robert W. Uek                 $566         $1,120          $342          $575        $1,151
---------------------------------------------------------------------------------------------

                            TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE       TRUSTEE
                           FEES FROM     FEES FROM     FEES FROM     FEES FROM     FEES FROM
TRUSTEE NAME               PA FUND(1)    SC FUND(1)    TN FUND(1)    VA FUND(1)    WV FUND(1)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert J. Manning              N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------
Robert C. Pozen                N/A           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert E. Butler              $532           $535          $533        $1,070          $534
---------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.        $530           $532          $530        $1,063          $531
---------------------------------------------------------------------------------------------
David H. Gunning              $531           $542          $532        $1,083          $540
---------------------------------------------------------------------------------------------
William R. Gutow              $530           $532          $530        $1,063          $531
---------------------------------------------------------------------------------------------
Michael Hegarty               $531           $533          $531        $1,066          $533
---------------------------------------------------------------------------------------------
J. Atwood Ives                $621           $660          $626        $1,314          $651
---------------------------------------------------------------------------------------------
Lawrence T. Perera            $548           $558          $550        $1,114          $556
---------------------------------------------------------------------------------------------
J. Dale Sherratt              $578           $601          $582        $1,198          $595
---------------------------------------------------------------------------------------------
Laurie J. Thomsen             $536           $540          $536        $1,079          $539
---------------------------------------------------------------------------------------------
Robert W. Uek                 $558           $572          $560        $1,142          $569
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                            RETIREMENT BENEFITS ACCRUED          TOTAL TRUSTEE FEES FROM FUND
TRUSTEE NAME                  AS PART OF FUND EXPENSE                 AND FUND COMPLEX(2)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert J. Manning                       N/A                                   N/A
---------------------------------------------------------------------------------------------
Robert C. Pozen                         N/A                                   N/A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert E. Butler                        N/A                                $210,289
---------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.        $0 from all state funds                      $208,289
---------------------------------------------------------------------------------------------
David H. Gunning                        N/A                                $219,642
---------------------------------------------------------------------------------------------
William R. Gutow                        N/A                                $208,289
---------------------------------------------------------------------------------------------
Michael Hegarty                         N/A                                $209,289
---------------------------------------------------------------------------------------------
J. Atwood Ives             $792 from each of MD, MA, MP,                   $285,289
                            NY, NC, PA, SC, TN & VA; $0
                               from other state funds
---------------------------------------------------------------------------------------------
Lawrence T. Perera         $869 from each of MD, MA, MP,                   $228,289
                            NY, NC, PA, SC, TN & VA; $0
                               from other state funds
---------------------------------------------------------------------------------------------
J. Dale Sherratt              $0 from all state funds                      $250,289
---------------------------------------------------------------------------------------------
Laurie J. Thomsen                       N/A                                $209,289
---------------------------------------------------------------------------------------------
Robert W. Uek                           N/A                                $227,789
---------------------------------------------------------------------------------------------

(1) For the fiscal year ended March 31, 2007.
(2) Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund Complex (having aggregate net assets at
    December 31, 2006, of approximately $102 billion).

Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

COMMITTEES

The Board has established the following Committees:

----------------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE       FISCAL YEAR                                  FUNCTIONS                              CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE              8            Oversees the accounting and auditing procedures of the       Butler*, Gutow*, Sherratt*,
                                          Fund and, among other duties, considers the selection of     Thomsen*, and Uek*
                                          the independent accountants for the Fund and the scope
                                          of the audit, and considers the effect on the
                                          independence of those accountants of any non-audit
                                          services such accountants provide to the Fund and any
                                          audit or non-audit services such accountants provide to
                                          other MFS Funds, MFS and/or certain affiliates. The
                                          Committee is also responsible for establishing
                                          procedures for the receipt, retention, and treatment of
                                          complaints received by the Fund regarding accounting,
                                          internal accounting controls, or auditing matters and
                                          the confidential, anonymous submission of concerns
                                          regarding questionable fund accounting matters by
                                          officers of the Fund and employees of the Fund's
                                          investment adviser, administrator, principal
                                          underwriter, or any other provider of accounting-related
                                          services to the Fund.
----------------------------------------------------------------------------------------------------------------------------------
COMPLIANCE AND               8            Oversees the development and implementation of the Fund's    Butler*, Cohn*, Gunning*,
GOVERNANCE COMMITTEE                      regulatory and fiduciary compliance policies, procedures,    Gutow*, and Sherratt*
                                          and practices under the 1940 Act, and other applicable
                                          laws, as well as oversight of compliance policies of the
                                          Fund's investment adviser and certain other service
                                          providers as they relate to Fund activities. The Fund's
                                          Independent Chief Compliance Officer reports directly to
                                          the Committee and assists the Committee in carrying out
                                          its responsibilities. In addition, the Committee advises
                                          and makes recommendations to the Board on matters
                                          concerning Trustee practices and recommendations
                                          concerning the functions and duties of the committees of
                                          the Board.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS REVIEW             5            Requests, reviews, and considers the information deemed      All non-interested Trustees
COMMITTEE                                 reasonably necessary to evaluate the terms of the            of the Board (Butler, Cohn,
                                          investment advisory and principal underwriting agreements    Gunning, Gutow, Hegarty,
                                          and the Plan of Distribution under Rule 12b-1 that the       Ives, Perera, Sherratt,
                                          Fund proposes to renew or continue, and to make its          Thomsen, and Uek)
                                          recommendations to the full Board of Trustees on these
                                          matters.
----------------------------------------------------------------------------------------------------------------------------------
NOMINATION AND               1            Recommends qualified candidates to the Board in the event    All non-interested Trustees
COMPENSATION                              that a position is vacated or created. The Committee will    of the Board (Butler, Cohn,
COMMITTEE                                 consider recommendations by shareholders when a vacancy      Gunning, Gutow, Hegarty,
                                          exists. Shareholders wishing to recommend candidates for     Ives, Perera, Sherratt,
                                          Trustee for consideration by the Committee may do so by      Thomsen, and Uek)
                                          writing to the Fund's Secretary at the principal
                                          executive office of the Fund. Such recommendations must
                                          be accompanied by biographical and occupational data on
                                          the candidate (including whether the candidate would be
                                          an "interested person" of the Fund), a written consent by
                                          the candidate to be named as a nominee and to serve as
                                          Trustee if elected, record and ownership information for
                                          the recommending shareholder with respect to the Fund,
                                          and a description of any arrangements or understandings
                                          regarding recommendation of the candidate for
                                          consideration. The Committee is also responsible for
                                          making recommendations to the Board regarding any
                                          necessary standards or qualifications for service on the
                                          Board. The Committee also reviews and makes
                                          recommendations to the Board regarding compensation for
                                          the non-interested Trustees.
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TRADING AND        8            Oversees the policies, procedures, and practices of the      Cohn*, Gunning*, Hegarty*,
MARKET REVIEW                             Fund with respect to brokerage transactions involving        and Perera*
COMMITTEE                                 portfolio securities as those policies, procedures, and
                                          practices are carried out by MFS and its affiliates. The
                                          Committee also oversees the administration of the Fund's
                                          proxy voting policies and procedures by MFS. In addition,
                                          the Committee receives reports from MFS regarding the
                                          policies, procedures, and practices of MFS and its
                                          affiliates in connection with their marketing and
                                          distribution of shares of the Fund.
----------------------------------------------------------------------------------------------------------------------------------
PRICING COMMITTEE            8            Oversees the determination of the value of the portfolio     Hegarty*, Perera*,
                                          securities and other assets held by the Fund and             Thomsen*, and Uek*
                                          determines or causes to be determined the fair value of
                                          securities and assets for which market quotations are not
                                          "readily available" in accordance with the 1940 Act. The
                                          Committee delegates primary responsibility for carrying
                                          out these functions to MFS and MFS' internal valuation
                                          committee pursuant to pricing policies and procedures
                                          approved by the Committee and adopted by the full Board.
                                          These policies include methodologies to be followed by
                                          MFS in determining the fair values of portfolio
                                          securities and other assets held by the Fund for which
                                          market quotations are not readily available. The
                                          Committee meets periodically with the members of MFS'
                                          internal valuation committee to review and assess the
                                          quality of fair valuation and other pricing
                                          determinations made pursuant to the Fund's pricing
                                          policies and procedures, and to review and assess the
                                          policies and procedures themselves. The Committee also
                                          exercises the responsibilities of the Board under the
                                          Amortized Cost Valuation Procedures approved by the Board
                                          on behalf of each Fund which holds itself out as a "money
                                          market fund" in accordance with Rule 2a-7 under the 1940
                                          Act.
----------------------------------------------------------------------------------------------------------------------------------
SERVICES CONTRACTS           8            Reviews and evaluates the contractual arrangements of the    Gunning*, Sherratt*,
COMMITTEE                                 Fund relating to transfer agency, administrative services,   Thomsen*, and Uek*
                                          custody, pricing and bookkeeping services, and lending of
                                          portfolio securities, and makes recommendations to the
                                          full Board of Trustees on these matters.
----------------------------------------------------------------------------------------------------------------------------------

(1) The Trustees' identification and background are set forth in Appendix A to Part II.
*   Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.

                                                             PART I - APPENDIX B

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of May 1, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. Over $100,000

--------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF
                          SECURITIES IN THE STATE   EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE               MUNICIPAL FUNDS         FUNDS OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert J. Manning                     N                           D
--------------------------------------------------------------------------------
Robert C. Pozen                       N                           D
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert E. Butler                      N                           D
--------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.      Massachusetts Fund: D                 D
                          All Other State Funds: N
--------------------------------------------------------------------------------
David H. Gunning                      N                           D
--------------------------------------------------------------------------------
William R. Gutow                      N                           D
--------------------------------------------------------------------------------
Michael Hegarty                       N                           D
--------------------------------------------------------------------------------
J. Atwood Ives                        N                           D
--------------------------------------------------------------------------------
Lawrence T. Perera                    N                           D
--------------------------------------------------------------------------------
J. Dale Sherratt            Massachusetts Fund: B                 D
                          All Other State Funds: N
--------------------------------------------------------------------------------
Laurie J. Thomsen                     N                           D
--------------------------------------------------------------------------------
Robert W. Uek                         N                           D
--------------------------------------------------------------------------------

25% OR GREATER OWNERSHIP OF THE FUND

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of May 1, 2007, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

--------------------------------------------------------------------------------
NAME AND ADDRESS OF INVESTOR                        PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
N/A                                                 N/A
--------------------------------------------------------------------------------

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of May 1, 2007. All holdings are of record unless otherwise indicated.

NAME AND ADDRESS OF INVESTOR                      PERCENTAGE OWNERSHIP
----------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                    26.42% of Alabama Fund Class A Shares
Surpas House Account                              14.12% of Alabama Fund Class B Shares
ATTN: Cindy Tempesta                              5.87% of Arkansas Fund Class A Shares
333 West 34th Street, 7th Floor                   8.73% of California Fund Class A Shares
New York, NY 10001-2402                           14.03% of California Fund Class B Shares
                                                  5.13% of California Fund Class C Shares
                                                  8.34% of Florida Fund Class A Shares
                                                  13.17% of Florida Fund Class B Shares
                                                  14.42% of Georgia Fund Class A Shares
                                                  11.32% of Georgia Fund Class B Shares
                                                  12.94% of Maryland Fund Class A Shares
                                                  9.69% of Maryland Fund Class B Shares
                                                  6.77% of Mississippi Fund Class B Shares
                                                  13.37% of New York Fund Class A Shares
                                                  5.60% of New York Fund Class B Shares
                                                  5.40% of New York Fund Class C Shares
                                                  9.49% of North Carolina Fund Class A Shares
                                                  5.55% of North Carolina Fund Class B Shares
                                                  10.26% of North Carolina Fund Class C Shares
                                                  6.51% of Pennsylvania Fund Class B Shares
                                                  14.97% of South Carolina Fund Class A Shares
                                                  23.58% of South Carolina Fund Class B Shares
                                                  7.56% of Tennessee Fund Class A Shares
                                                  11.98% of Tennessee Fund Class B Shares
                                                  8.64% of Virginia Fund Class A Shares
                                                  15.16% of Virginia Fund Class B Shares
                                                  7.66% of Virginia Fund Class C Shares
                                                  15.81% of West Virginia Fund Class A Shares
                                                  8.63% of West Virginia Fund Class B Shares
----------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.         15.91% of Alabama Fund Class A Shares
For the Sole Benefit of its Customers             11.96% of Alabama Fund Class B Shares
4800 Deerlake Drive East, 3rd Floor               5.24% of Arkansas Fund Class A Shares
Jacksonville, FL 32246-6484                       11.03% of Arkansas Fund Class B Shares
                                                  6.94% of California Fund Class A Shares
                                                  11.19% of California Fund Class B Shares
                                                  12.24% of California Fund Class C Shares
                                                  9.12% of Florida Fund Class A Shares
                                                  20.14% of Florida Fund Class B Shares
                                                  9.93% of Georgia Fund Class A Shares
                                                  15.37% of Georgia Fund Class B Shares
                                                  10.56% of Maryland Fund Class A Shares
                                                  14.33% of Maryland Fund Class B Shares
                                                  9.56% of Massachusetts Fund Class A Shares
                                                  11.42% of Massachusetts Fund Class B Shares
                                                  10.04% of Mississippi Fund Class A Shares
                                                  10.06% of Mississippi Fund Class B Shares
                                                  9.76% of New York Fund Class A Shares
                                                  8.38% of New York Fund Class B Shares
                                                  11.76% of New York Fund Class C Shares
                                                  5.15% of North Carolina Fund Class B Shares
                                                  8.41% of North Carolina Fund Class C Shares
                                                  5.61% of Pennsylvania Fund Class A Shares
                                                  8.27% of Pennsylvania Fund Class B Shares
                                                  7.00% of South Carolina Fund Class B Shares
                                                  8.13% of Tennessee Fund Class A Shares
                                                  8.05% of Tennessee Fund Class B Shares
                                                  6.26% of Virginia Fund Class A Shares
                                                  11.60% of Virginia Fund Class B Shares
                                                  8.66% of Virginia Fund Class C Shares
                                                  10.09% of West Virginia Fund Class B Shares
----------------------------------------------------------------------------------------------
Edward D. Jones & Company                         12.06% of Arkansas Fund Class A Shares
ATTN: Mutual Fund Shareholder Accounting          19.84% of Arkansas Fund Class B Shares
201 Progress Parkway                              7.02% of Georgia Fund Class A Shares
Maryland Heights, MO 63043-3009                   13.09% of Georgia Fund Class B Shares
                                                  17.34% of Mississippi Fund Class A Shares
                                                  5.28% of Mississippi Fund Class B Shares
                                                  7.41% of North Carolina Fund Class A Shares
                                                  10.54% of North Carolina Fund Class C Shares
                                                  7.24% of South Carolina Fund Class A Shares
                                                  8.40% of West Virginia Fund Class A Shares
----------------------------------------------------------------------------------------------
A.G. Edwards & Sons, Inc.                         6.41% of Florida Fund Class A Shares
1 North Jefferson Avenue                          5.62% of New York Fund Class C Shares
Saint Louis, MO 63103-2205
----------------------------------------------------------------------------------------------
NFS LLC for the Exclusive Benefit of              6.66% of Alabama Fund Class A Shares
First American Bank
1927 1st Avenue North
Birmingham, AL 35203-4024
----------------------------------------------------------------------------------------------
Bert Mayer                                        6.65% of Alabama Fund Class B Shares
C/O Massachusetts Financial Services Company
ATTN: Christian A. Giorgi, VP-RSI
500 Boylston Street, 6th Floor
Boston, MA 02116-3740
----------------------------------------------------------------------------------------------
Kenneth F. Daniell & E. Phil Deniell              5.51% of Georgia Fund Class A Shares
C/O Massachusetts Financial Services Company
ATTN: Christian A. Giorgi, VP-RSI
500 Boylston Street, 6th Floor
Boston, MA 02116-3740
----------------------------------------------------------------------------------------------
NFS LLC for the Exclusive Benefit of              5.14% of Mississippi Fund Class B Shares
Mrs. Myrtle W. Riley
C/O Massachusetts Financial Services Company
ATTN: Christian A. Giorgi, VP-RSI
500 Boylston Street, 6th Floor
Boston, MA 02116-3740
----------------------------------------------------------------------------------------------
Charles Schwab & Company, Inc.                    5.15% of Pennsylvania Fund Class A Shares
For the Benefit of Clearing Customers
101 Montgomery Street
San Francisco, CA 94104-4151
----------------------------------------------------------------------------------------------
UBS Financial Services, Inc.                      8.26% of Tennessee Fund Class A Shares
P.O. Box 11563
Knoxville, TN 37939-1563
----------------------------------------------------------------------------------------------
LPL Financial Services, Inc.                      5.57% of Virginia Fund Class C Shares
9785 Towne Center Drive
San Diego, CA 92121-1968
----------------------------------------------------------------------------------------------
Martha S. Scott                                   5.43% of Virginia Fund Class C Shares
C/O Massachusetts Financial Services Company
ATTN: Christian A. Giorgi, VP-RSI
500 Boylston Street, 6th Floor
Boston, MA 02116-3740
----------------------------------------------------------------------------------------------

                                                             PART I - APPENDIX C

PORTFOLIO MANAGER(S)

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund's portfolio manager(s) as of fiscal year ended March 31, 2007. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER             DOLLAR RANGE OF EQUITY SECURITIES IN FUNDS
--------------------------------------------------------------------------------
Michael L. Dawson                                Massachusetts Fund: D
                                               All Other State Funds: N
--------------------------------------------------------------------------------

OTHER ACCOUNTS

In addition to the Fund, each Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of fiscal year ended March 31, 2007, were as follows:

--------------------------------------------------------------------------------
                   REGISTERED INVESTMENT      OTHER POOLED
                         COMPANIES*       INVESTMENT VEHICLES    OTHER ACCOUNTS
--------------------------------------------------------------------------------
                   NUMBER OF      TOTAL   NUMBER OF  TOTAL     NUMBER OF   TOTAL
       NAME        ACCOUNTS      ASSETS   ACCOUNTS   ASSETS    ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Michael L. Dawson      15          $2.5       0        N/A         0        N/A
                                 billion
--------------------------------------------------------------------------------

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of each Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

The Fund paid compensation for advisory services, administrative services, and transfer agency services, over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

ALABAMA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $229,910     $237,409      $71,148          $23,739
--------------------------------------------------------------------------------
March 31, 2006           $272,896     $229,879      $96,310          $17,808
--------------------------------------------------------------------------------
March 31, 2005           $284,165     $236,846      $89,133          $ 7,508
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $38,770 for the fiscal year ended March 31, 2007.

ARKANSAS FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $397,926     $331,607      $110,737         $32,295
--------------------------------------------------------------------------------
March 31, 2006           $414,074     $345,100      $145,503         $23,073
--------------------------------------------------------------------------------
March 31, 2005           $423,146     $352,716      $132,745         $11,243
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $43,965 for the fiscal year ended March 31, 2007.

CALIFORNIA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                   NET AMOUNT PAID              NET AMOUNT PAID     TO MFS FOR
                      TO MFS FOR      AMOUNT      TO MFSC FOR        GENERAL
                       ADVISORY       WAIVED    TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED      SERVICES       BY MFS      SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007        $1,182,631    $  985,527      $327,371         $79,185
--------------------------------------------------------------------------------
March 31, 2006        $1,168,445    $  973,826      $410,992         $51,617
--------------------------------------------------------------------------------
March 31, 2005        $1,235,546    $1,029,885      $387,544         $32,691
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $250,574 for the fiscal year ended March 31, 2007.

FLORIDA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $241,415     $201,177      $67,714          $22,933
--------------------------------------------------------------------------------
March 31, 2006           $261,509     $217,935      $91,868          $17,317
--------------------------------------------------------------------------------
March 31, 2005           $269,919     $225,031      $84,771          $ 7,186
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $22,303 for the fiscal year ended March 31, 2007.

GEORGIA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $180,591     $150,493      $50,374          $19,278
--------------------------------------------------------------------------------
March 31, 2006           $196,723     $166,435      $69,126          $14,882
--------------------------------------------------------------------------------
March 31, 2005           $205,165     $171,003      $64,346          $ 5,425
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $19,254 for the fiscal year ended March 31, 2007.

MARYLAND FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $402,690     $335,575      $112,312         $32,587
--------------------------------------------------------------------------------
March 31, 2006           $435,522     $363,030      $153,392         $23,971
--------------------------------------------------------------------------------
March 31, 2005           $472,904     $395,250      $148,296         $12,519
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $38,634 for the fiscal year ended March 31, 2007.

MASSACHUSETTS FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $682,402     $568,668      $190,689         $49,361
--------------------------------------------------------------------------------
March 31, 2006           $734,755     $612,409      $258,652         $35,281
--------------------------------------------------------------------------------
March 31, 2005           $770,504     $642,228      $241,720         $20,378
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $43,698 for the fiscal year ended March 31, 2007.

MISSISSIPPI FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $253,323     $211,102      $70,631          $23,638
--------------------------------------------------------------------------------
March 31, 2006           $262,912     $219,717      $92,562          $17,427
--------------------------------------------------------------------------------
March 31, 2005           $276,981     $230,849      $86,911          $ 7,341
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $34,253 for the fiscal year ended March 31, 2007.

NEW YORK FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $485,034     $404,195      $135,411         $37,526
--------------------------------------------------------------------------------
March 31, 2006           $521,706     $434,859      $183,682         $27,235
--------------------------------------------------------------------------------
March 31, 2005           $557,614     $464,776      $174,897         $14,737
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $48,127 for the fiscal year ended March 31, 2007.

NORTH CAROLINA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                   NET AMOUNT PAID              NET AMOUNT PAID     TO MFS FOR
                      TO MFS FOR      AMOUNT      TO MFSC FOR        GENERAL
                       ADVISORY       WAIVED    TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED      SERVICES       BY MFS      SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007        $  984,051     $820,043       $274,525         $67,450
--------------------------------------------------------------------------------
March 31, 2006        $1,039,510     $866,378       $365,689         $46,766
--------------------------------------------------------------------------------
March 31, 2005        $1,097,660     $914,978       $344,246         $29,062
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $71,646 for the fiscal year ended March 31, 2007.

PENNSYLVANIA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $323,287     $269,407      $ 90,275         $27,843
--------------------------------------------------------------------------------
March 31, 2006           $334,342     $278,607      $117,352         $20,034
--------------------------------------------------------------------------------
March 31, 2005           $336,156     $280,234      $105,536         $ 7,192
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $31,519 for the fiscal year ended March 31, 2007.

SOUTH CAROLINA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $465,150     $387,625      $129,606         $36,328
--------------------------------------------------------------------------------
March 31, 2006           $479,203     $399,362      $168,397         $25,541
--------------------------------------------------------------------------------
March 31, 2005           $493,936     $412,809      $154,959         $13,085
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $37,493 for the fiscal year ended March 31, 2007.

TENNESSEE FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $338,998     $282,498      $ 94,685         $48,289
--------------------------------------------------------------------------------
March 31, 2006           $366,701     $305,648      $128,989         $21,330
--------------------------------------------------------------------------------
March 31, 2005           $395,808     $329,962      $124,087         $10,495
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $26,008 for the fiscal year ended March 31, 2007.

VIRGINIA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $893,554     $744,630      $249,524         $62,039
--------------------------------------------------------------------------------
March 31, 2006           $940,298     $783,646      $330,601         $42,966
--------------------------------------------------------------------------------
March 31, 2005           $972,363     $810,457      $305,026         $25,753
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $69,617 for the fiscal year ended March 31, 2007.

WEST VIRGINIA FUND:
--------------------------------------------------------------------------------
                                                                 NET AMOUNT PAID
                     NET AMOUNT PAID            NET AMOUNT PAID     TO MFS FOR
                        TO MFS FOR     AMOUNT     TO MFSC FOR        GENERAL
                         ADVISORY      WAIVED   TRANSFER AGENCY  ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES      BY MFS     SERVICES(1)       SERVICES
--------------------------------------------------------------------------------
March 31, 2007           $428,673     $357,228      $119,847         $34,157
--------------------------------------------------------------------------------
March 31, 2006           $445,387     $371,168      $156,514         $24,259
--------------------------------------------------------------------------------
March 31, 2005           $455,243     $379,437      $142,800         $12,040
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $112,536 for the fiscal year ended March 31, 2007.

                                                             PART I - APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

ALABAMA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $123,028    $17,753      $105,275         $0        $38,014
--------------------------------------------------------------------------------
March 31, 2006      $105,328    $21,270      $ 84,058         $0        $18,376
--------------------------------------------------------------------------------
March 31, 2005      $131,152    $25,937      $105,215         $0        $55,153
--------------------------------------------------------------------------------

ARKANSAS FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $371,430    $64,852      $306,578       $    1      $21,349
--------------------------------------------------------------------------------
March 31, 2006      $302,977    $53,465      $249,512       $    0      $25,043
--------------------------------------------------------------------------------
March 31, 2005      $241,662    $38,856      $202,806       $9,620      $29,402
--------------------------------------------------------------------------------

CALIFORNIA FUND:
--------------------------------------------------------------------------------
                    CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                       REALLOWED TO
                             RETAINED    FINANCIAL    CLASS A   CLASS B  CLASS C
FISCAL YEAR END     TOTAL     BY MFD  INTERMEDIARIES  SHARES    SHARES   SHARES
--------------------------------------------------------------------------------
March 31, 2007   $1,030,225   $85,740    $944,485     $20,000  $ 99,477   $3,913
--------------------------------------------------------------------------------
March 31, 2006   $  537,841   $87,854    $449,987     $ 6,153  $105,552   $2,560
--------------------------------------------------------------------------------
March 31, 2005   $  324,292   $53,837    $270,455     $ 4,570  $166,354   $5,788
--------------------------------------------------------------------------------

FLORIDA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $ 84,951    $12,151      $ 72,800       $    0      $32,502
--------------------------------------------------------------------------------
March 31, 2006      $197,706    $34,849      $162,857       $4,160      $38,519
--------------------------------------------------------------------------------
March 31, 2005      $127,382    $21,523      $105,859       $1,984      $46,758
--------------------------------------------------------------------------------

GEORGIA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007       $58,612    $ 9,074       $49,538         $0        $11,841
--------------------------------------------------------------------------------
March 31, 2006       $94,601    $19,343       $75,258         $0        $28,884
--------------------------------------------------------------------------------
March 31, 2005       $75,941    $11,780       $64,161         $0        $31,192
--------------------------------------------------------------------------------

MARYLAND FUND:
--------------------------------------------------------------------------------
                      CLASS A INITIAL SALES CHARGES:       CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $166,729    $27,357      $139,192         $0        $25,324
--------------------------------------------------------------------------------
March 31, 2006      $143,716    $27,698      $116,018         $0        $41,816
--------------------------------------------------------------------------------
March 31, 2005      $130,974    $25,872      $105,102         $0        $51,171
--------------------------------------------------------------------------------

MASSACHUSETTS FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $213,231    $36,564      $176,667       $1,156      $60,918
--------------------------------------------------------------------------------
March 31, 2006      $310,913    $46,201      $264,712       $    0      $70,385
--------------------------------------------------------------------------------
March 31, 2005      $220,723    $41,311      $179,412       $    0      $75,883
--------------------------------------------------------------------------------

MISSISSIPPI FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $182,431    $32,832      $149,599       $    0      $14,850
--------------------------------------------------------------------------------
March 31, 2006      $213,316    $36,917      $176,399       $    0      $12,550
--------------------------------------------------------------------------------
March 31, 2005      $152,557    $22,360      $130,197       $9,854      $18,336
--------------------------------------------------------------------------------

NEW YORK FUND:
--------------------------------------------------------------------------------
                     CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                       REALLOWED TO
                             RETAINED    FINANCIAL    CLASS A  CLASS B   CLASS C
FISCAL YEAR END     TOTAL     BY MFD  INTERMEDIARIES  SHARES   SHARES    SHARES
--------------------------------------------------------------------------------
March 31, 2007     $100,887   $16,940    $ 83,947       $975   $48,374    $  124
--------------------------------------------------------------------------------
March 31, 2006     $165,549   $32,543    $133,006       $  0   $63,111    $1,491
--------------------------------------------------------------------------------
March 31, 2005     $192,069   $35,375    $156,694       $  0   $98,443    $2,606
--------------------------------------------------------------------------------

NORTH CAROLINA FUND:
--------------------------------------------------------------------------------
                     CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                       REALLOWED TO
                             RETAINED    FINANCIAL    CLASS A  CLASS B   CLASS C
FISCAL YEAR END      TOTAL    BY MFD  INTERMEDIARIES  SHARES   SHARES    SHARES
--------------------------------------------------------------------------------
March 31, 2007     $373,525   $53,525    $320,000      $    0  $35,676    $1,564
--------------------------------------------------------------------------------
March 31, 2006     $276,195   $48,878    $227,317      $    0  $78,328    $3,994
--------------------------------------------------------------------------------
March 31, 2005     $299,987   $57,124    $242,863      $2,000  $80,261    $6,554
--------------------------------------------------------------------------------

PENNSYLVANIA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:     CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $191,782    $32,091      $159,691        $  0      $ 77,802
--------------------------------------------------------------------------------
March 31, 2006      $306,352    $54,052      $252,300        $901      $ 79,310
--------------------------------------------------------------------------------
March 31, 2005      $241,840    $43,013      $198,827        $  0      $117,790
--------------------------------------------------------------------------------

SOUTH CAROLINA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $196,594    $29,874      $166,720       $  961      $33,719
--------------------------------------------------------------------------------
March 31, 2006      $302,045    $53,030      $249,015       $  137      $41,905
--------------------------------------------------------------------------------
March 31, 2005      $244,911    $39,811      $205,100       $7,431      $60,125
--------------------------------------------------------------------------------

TENNESSEE FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $124,488    $13,099      $111,389      $     0      $16,725
--------------------------------------------------------------------------------
March 31, 2006      $ 84,220    $15,995      $ 68,225      $     0      $32,750
--------------------------------------------------------------------------------
March 31, 2005      $185,850    $32,599      $153,251      $10,595      $50,314
--------------------------------------------------------------------------------

VIRGINIA FUND:
--------------------------------------------------------------------------------
                   CLASS A INITIAL SALES CHARGES:          CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                       REALLOWED TO
                             RETAINED    FINANCIAL    CLASS A  CLASS B   CLASS C
FISCAL YEAR END      TOTAL    BY MFD  INTERMEDIARIES  SHARES   SHARES    SHARES
--------------------------------------------------------------------------------
March 31, 2007     $249,938   $39,624    $210,314      $    0  $39,247    $  628
--------------------------------------------------------------------------------
March 31, 2006     $333,609   $54,548    $279,061      $3,586  $28,120    $1,619
--------------------------------------------------------------------------------
March 31, 2005     $319,081   $49,634    $269,447      $1,823  $29,593    $4,449
--------------------------------------------------------------------------------

WEST VIRGINIA FUND:
--------------------------------------------------------------------------------
                       CLASS A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                           REALLOWED TO
                               RETAINED      FINANCIAL     CLASS A      CLASS B
FISCAL YEAR END       TOTAL     BY MFD    INTERMEDIARIES   SHARES       SHARES
--------------------------------------------------------------------------------
March 31, 2007      $206,040    $37,374      $168,666       $    0      $20,258
--------------------------------------------------------------------------------
March 31, 2006      $321,802    $59,371      $262,431       $3,924      $28,095
--------------------------------------------------------------------------------
March 31, 2005      $203,781    $35,102      $168,679       $    7      $76,536
--------------------------------------------------------------------------------

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended March 31, 2007, the Funds made the following Distribution Plan payments:

--------------------------------------------------------------------------------
                                  AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
--------------------------------------------------------------------------------
                                                               PAID TO FINANCIAL
CLASS OF SHARES               PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------------------
Alabama Fund Class A            $183,591         $  3,329           $180,262
--------------------------------------------------------------------------------
Alabama Fund Class B            $123,273         $ 92,635           $ 30,638
--------------------------------------------------------------------------------
Arkansas Fund Class A           $122,942         $  3,157           $119,785
--------------------------------------------------------------------------------
Arkansas Fund Class B           $ 82,748         $ 73,454           $  9,294
--------------------------------------------------------------------------------
California Fund Class A         $309,650         $ 28,011           $281,639
--------------------------------------------------------------------------------
California Fund Class B         $432,849         $379,500           $ 53,349
--------------------------------------------------------------------------------
California Fund Class C         $296,061         $ 23,677           $272,384
--------------------------------------------------------------------------------
Florida Fund Class A            $      0         $      0           $      0
--------------------------------------------------------------------------------
Florida Fund Class B            $ 98,877         $ 98,877           $      0
--------------------------------------------------------------------------------
Georgia Fund Class A            $129,079         $  1,198           $127,881
--------------------------------------------------------------------------------
Georgia Fund Class B            $ 91,604         $ 68,663           $ 22,941
--------------------------------------------------------------------------------
Maryland Fund Class A           $403,860         $115,218           $288,642
--------------------------------------------------------------------------------
Maryland Fund Class B           $197,724         $149,973           $ 47,751
--------------------------------------------------------------------------------
Massachusetts Fund Class A      $681,958         $242,468           $439,490
--------------------------------------------------------------------------------
Massachusetts Fund Class B      $349,671         $264,709           $ 84,962
--------------------------------------------------------------------------------
Mississippi Fund Class A        $      0         $      0           $      0
--------------------------------------------------------------------------------
Mississippi Fund Class B        $ 76,419         $ 76,419           $      0
--------------------------------------------------------------------------------
New York Fund Class A           $296,941         $  9,019           $287,922
--------------------------------------------------------------------------------
New York Fund Class B           $282,158         $213,445           $ 68,713
--------------------------------------------------------------------------------
New York Fund Class C           $160,121         $  6,974           $153,147
--------------------------------------------------------------------------------
North Carolina Fund Class A     $937,370         $284,558           $652,812
--------------------------------------------------------------------------------
North Carolina Fund Class B     $304,586         $230,489           $ 74,097
--------------------------------------------------------------------------------
North Carolina Fund Class C     $323,563         $ 31,108           $292,455
--------------------------------------------------------------------------------
Pennsylvania Fund Class A       $ 71,793         $  1,136           $ 70,657
--------------------------------------------------------------------------------
Pennsylvania Fund Class B       $298,638         $263,864           $ 34,774
--------------------------------------------------------------------------------
South Carolina Fund Class A     $462,095         $142,700           $319,395
--------------------------------------------------------------------------------
South Carolina Fund Class B     $239,326         $181,321           $ 58,005
--------------------------------------------------------------------------------
Tennessee Fund Class A          $345,021         $103,961           $241,060
--------------------------------------------------------------------------------
Tennessee Fund Class B          $154,740         $116,572           $ 38,168
--------------------------------------------------------------------------------
Virginia Fund Class A           $954,548         $295,193           $659,355
--------------------------------------------------------------------------------
Virginia Fund Class B           $149,570         $113,250           $ 36,320
--------------------------------------------------------------------------------
Virginia Fund Class C           $129,826         $ 17,035           $112,791
--------------------------------------------------------------------------------
West Virginia Fund Class A      $464,288         $139,637           $324,651
--------------------------------------------------------------------------------
West Virginia Fund Class B      $115,741         $ 88,008           $ 27,733
--------------------------------------------------------------------------------

(1) May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Funds during the specified time periods:

--------------------------------------------------------------------------------
FISCAL YEAR END                          BROKERAGE COMMISSIONS PAID BY FUNDS
--------------------------------------------------------------------------------
March 31, 2007                                           N/A
--------------------------------------------------------------------------------
March 31, 2006                                           N/A
--------------------------------------------------------------------------------
March 31, 2005                                           N/A
--------------------------------------------------------------------------------

SECURITIES ISSUED BY REGULAR BROKER/DEALERS

During the fiscal year ended March 31, 2007, the Funds purchased securities issued by the following regular broker/dealers of the Funds, which had the following values as of March 31, 2007:

--------------------------------------------------------------------------------
BROKER/DEALER                                        VALUE OF SECURITIES
--------------------------------------------------------------------------------
N/A                                                          N/A
--------------------------------------------------------------------------------

TRANSACTIONS WITH RESEARCH FIRMS

During the fiscal year ended March 31, 2007, the Funds allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

--------------------------------------------------------------------------------
DOLLAR AMOUNT OF TRANSACTIONS WITH       COMMISSIONS PAID ON TRANSACTIONS WITH
RESEARCH FIRMS                                       RESEARCH FIRMS
------------------------------------------------------------------------------
N/A                                                       N/A
------------------------------------------------------------------------------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX G

ADDITIONAL INFORMATION CONCERNING THE STATES

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

ALABAMA FUND:

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. Alabama's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to Alabama's economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years, although the recent acquisition of Alabama's largest financial institution, SouthTrust Bank, by Wachovia, caused significant short-term job losses, particularly in the Birmingham area.

The Alabama Development Office (ADO) reported more than $4.6 billion of announced capital investments for new and expanding industries as of December 31, 2005. These announced capital investments included 25,253 announced jobs for 469 projects. Alabama had more than $2.7 billion of announced capital investments in 2004, $2.1 billion in 2003, $3.5 billion in 2002, $1.3 billion in 2001 and $2.7 billion in 2000. These investments included 24,294 announced jobs in 2004, 15,765 announced jobs in 2003, 17,896 announced jobs in 2002, 13,011 announced jobs in 2001, 18,088 announced jobs in 2000. Major announced new investments in 2005 included EADS North America, Inc. ($600 million), Kronospan U.S. LLC ($500 million) and SMI Steel-Alabama ($400 million). Major announced expansion investments in 2005 included Alabama Power Company ($400 million) and Missile Defense Agency ($199 million). Major announced new investments in 2004 included Louisiana-Pacific Corporation ($130 million) and Cullman Casting Corporation ($60 million). Major announced expansion investments in 2004 included Toyota Motor Manufacturing ($250 million) and NuCor Steel ($172 million). Major announced new investments in 2003 included Hwashin, Ltd. ($70 million) and Smart, Inc. ($110 million). Major announced expansion investments in 2003 included Ogihara Alabama, Inc. ($180 million) and Elk Corporation of Alabama ($70 million). Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of AL LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million).

The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State's financial position.

ARKANSAS FUND:

During the past 25 years, Arkansas' economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment and industrial machinery. Services and manufacturing account for the largest share of the State's gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas' information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade and services sectors have also grown in recent years. Agriculture and agriculture-related biotechnology also play an integral part in Arkansas' economy. Chief products include broilers, catfish, rice, soybeans and cotton. In addition, the state has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the state's cyclical sensitivity to the impact of any single sector. The unemployment rate for 2005 averaged 4.9%, compared to a national rate of 5.1%.

The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2005 beginning the current biennium.

CALIFORNIA FUND:

The following discussion highlights some more important financial trends or problems and is based upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

ECONOMIC FACTORS

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State's population of about 37 million (July 1, 2005 estimate) represents about 121/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1% and 1.5% annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in California, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation, and total civilian employment was over 16.8 million in 2005, the majority of which was in the service, trade and manufacturing sectors.

In 2000, California's growth continued to outpace the nation; however, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 further weakened the economy. State unemployment rose from 4.5% in February 2001 to 6% in December 2001. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County, but much more moderately.

The state began to recover from the recession in early 2002. Employment grew by about 79,000 jobs between January 2002 and May 2002. However, the recovery stalled and the economy remained sluggish, with unemployment varying between 6.6% and 6.9% between May 2002 and April 2003. In January 2003, the Governor indicated that California had experienced the most dramatic decline in revenues since World War II and faced the most serious fiscal challenge in its history. The California economy tracked the national economy quite closely in 2002-03.

Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. From April 2003 to April 2004, non-farm payroll employment rose by 0.6% in the State and 0.9% in the nation. The State unemployment rate was 6.32% in April 2004, down from 6.8% a year earlier. The national unemployment rate in April 2004 was 5.6%, down from 6.0% a year earlier. Non-farm payroll employment grew by 1.6% in 2005 after growing by 1% in 2004. The improvement in job growth was due primarily to small job gains in government and manufacturing, and bigger job gains in professional and business services, which widened the distribution of job gains across major industries. In addition, the State's unemployment rate dropped from an average of 6.2% in 2004 to 5.3% in 2005, as the number of unemployed persons fell below 1,000,000 for the first time in nearly four years. In January 2006, the unemployment rate dropped to 4.9%, the lowest rate since March 2001. The national unemployment rate was 4.7% in January 2006.

Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005, even if all three grew somewhat more slowly than in 2004. Year-over-year growth of real gross domestic profit ("GDP") and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004. Real GDP grew by 3.5% in 2005, compared to 4.2% in 2004. California personal income was 6.2% higher in the first three quarters of 2005 than during the same period in 2004. California taxable sales were more than 6% higher than a year ago in the first half of 2005, and California merchandise exports grew by 6% in 2005. High-tech exports fell by 1% in 2005, after growing by 15% in 2004.

The 2004-05 Governor's Budget assumed that the recent strengthening of economic activity would continue for both the nation and state in 2004-05 and anticipated growth in revenues. The 2004 May Revision to the 2004-05 Governor's Budget (the "2004 May Revision") predicted that growth in California employment and personal income would be a bit more restrained than anticipated in January 2004; however, the 2003-04 and 2004-05 revenues forecast was revised upward in the 2004 May Revision. The 2005-06 Governors Budget, released in January 2005, assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses. The May 2005 Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues relative to the 2005-06 Budget but assumed that growth at both the national and state levels would slow from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.

The Department of Finance projected in the 2006-07 Governor's Budget that in calendar years 2006 and 2007, the California economy will decelerate slightly but continue to grow at a rate close to the long-run average growth of the State economy. The most recent economic forecasts of the State Department of Finance, updated in November 2005, project that unemployment will remain at or below 5.2% throughout 2008. Personal income was expected to grow 6.0% in 2005, but is expected only to grow 5.8% in 2006, 5.5% in 2007, and then rise to 5.9% in 2008.

In the May Revision of the 2006-07 Proposed Governor's Budget, released on May 12, 2006 ("2006 May Revision"), the State Department of Finance estimates that combined 2005-06 and 2006-07 revenues will be $7.5 billion above the level assumed in the 2006-07 Governor's Budget. This is due to higher than expected April personal income tax collections, which the State Department of Finance warned were likely related to one-time events, such as large stock sales or the profits of owners who take formerly privately-held businesses public. Both revenues and expenditures for 2004-05 were projected to increase from initial estimates, to $121.6 billion and $131.1 billion, respectively.

The 2006 May Revision projects about $4.9 billion in added revenues relative to the 2006-07 Budget but assumes that growth at both the national and state levels will slow some from the pace in 2005, reflecting the impacts of higher energy costs and slowing residential real estate and construction.

STATE FINANCES

From mid 2000 through early 2001, California experienced shortages of electricity and natural gas and increases in utility prices due to an unsustainable price-capping system, supply shortages and restrictions on electricity producers. The Department of Water Resources (DWR) borrowed approximately $6.2 billion from the General Fund for its power supply program between January and June 2001, in which the DWR entered into contracts and arrangements to purchase and sell electricity as needed to assist in mitigating the effects of the shortages. The DWR reimbursed the General Fund in the fall of 2002 with moneys the DWR raised from revenue bonds issued in several series. As of January 1, 2003, the DWR no longer has authority to enter into new power purchase contracts.

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in revenues of the General Fund during fiscal year 1999-2000, an increase in over 20% above final 1998-99 revenues. However, the decline of the stock market and the downturn of the high technology and internet markets beginning in early 2001 caused personal income tax revenues to decline dramatically, from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and $5.2 billion in 2002-03, a total 70% decline.

Recent Financial Results. General Fund revenues totaled $82.2 billion in 2004-2005. The principal tax source of General Fund revenues were the California personal income tax (approximately $39.5 billion), sales tax (approximately $25.2 billion), and corporation tax (approximately $8.7 billion), which comprised over 90% of the total General Funds receipt. The remainder of the General Fund revenues was from other revenues, including insurance, estate, tobacco and alcoholic beverages taxes, which amounted to approximately $5.0 billion. The 2006-07 Budget forecasts that General Fund revenues and transfers will be $87.7 billion in 2005-06, a 6.3% increase from the previous year, and further to $92.0 billion in 2006-07, a 4.7% increase from the previous year. The 2006-07 Budget estimates that General Fund revenues in 2005-06 will amount to $45.5 billion in personal income tax, $27.2 billion in sales tax, and $9.6 billion in corporation tax. These tax revenues are forecast to be $50.9 billion, $28.1 billion, and $10.5 billion, respectively, in 2006-07.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Recent Budgets.

The discussions below of the fiscal year 2005-06 and 2006-07 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2006-07 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation; and the State has indicated that there can be no assurance that these estimates will be achieved.

Fiscal Year 2005-06 Budget. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06 (the "2005-06 Governor's Budget"). The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases.

The 2005 May Revision projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year.

The main features of the 2005-06 Governor's Budget were as follows:

  o The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.

  o Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.

  o The budget proposed a series of changes to the Medi-Cal Program structure, including: (1) expansion of managed care for families and children as well as the aged and disabled; (2) new premiums for certain beneficiaries with higher incomes; (3) imposition of a $1,000 per year cap on adult dental services; (4) restructuring of hospital revenue streams; (5) expedited processing of children's applications for health coverage; and (6) stronger state monitoring of county administration of program eligibility.

  o The budget included approximately $746 million in state savings from the shift of drug coverage for some Medi-Cal beneficiaries to Medicare, but also included about $647 million in "clawback" payments to the federal government for support of Medicare. Increased Medicare premiums were expected to add $156 million in General Fund costs.

  o The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.

  o The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.

  o The budget proposed a $765 million pension obligation bond sale in 2005-06. The 2004-05 budget had forecast a pension obligation bond sale of $929 million.

The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the May Revision retained most of the program savings in education, social services, and state employee compensation as proposed in the 2005-06 Governor's Budget.

The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first was large upward revisions in its estimates attributable to traditional economics-related factors. The increases were $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year, and over $1.1 billion in the budget year--for a three-year total of $4 billion. The second was a net increase of $180 million in amnesty-related tax payments relative to the January forecast. These consisted of an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and was signed by the Governor on July 11, 2005. The 2005 Budget Act was substantially in line with the Governor's proposals in the 2005 May Revision. The 2005 Budget Act forecasted $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures. The 2005 Budget Act projected that by utilizing part of the prior year's $7.5 billion General Fund balance, the General Fund would end the year with a positive balance of $1.9 billion. As of the enactment of the 2005 Budget Act, the June 30, 2006 reserve was projected to be over $1.9 billion. The 2005 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes. According to the 2005 Budget Act, the revenue projections assumed continued but moderating growth in California's economy.

Proposed 2006-07 Budget. On January 10, 2006, Governor Schwarzenegger presented his budget for fiscal year 2006-07 (the "2006-07 Governor's Budget"). The 2006-07 Governor's Budget projects that the State will end fiscal year 2005-06 with a budgetary reserve of $6.5 billion, up $5.2 billion from estimates made at the time of the 2005 Budget Act. This increase in the budgetary reserve is a result of $2.3 billion higher revenues in 2004-05, and projected increases in revenues in 2005-06 of $3.2 billion. This includes the following significant adjustments since the 2005 Budget Act: a $3.2 billion increase in major tax revenues due to an improved economic forecast; a $198 million increase due to higher State Lands Royalties and Unclaimed Property revenues; and a $252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

The Budget anticipates that General Fund revenues will increase by 4.4% in 2006-07 compared to the revised 2005-06 revenues, and General Fund expenditures are proposed to increase by 8.4% compared to the revised 2005-06 expenditures. The budget gap between the anticipated revenues and proposed expenditures is addressed by the estimated ending 2005-06 fund balance of $7 billion.

Coinciding with the release of the budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds.

The 2006 May Revision projects large upward adjustments in revenue relative to the January projection attributable to traditional economics-related factors. The increases are $4.8 billion in the current year (and reflected in the carry-in balance), and over $2.7 billion in the budget year, for a total of $7.5 billion, and total projected revenues estimated for 2004-05 through 2006-07 have increased a combined total of almost $17 billion. The forecast assumes that roughly one-half of the current year increase in personal income taxes relative to January is related to one-time sources, such as nonrecurring capital gains.

The main features of the 2006-07 Governor's Budget are as follows:

  o General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The increase is due to: $5.3 billion in additional mandated program cost (70% of total increase); $1.7 billion to prepay Proposition 98 maintenance factor (22%); $0.3 billion to prepay or repay prior obligations (4%); and $0.3 billion in policy choices (4%).

  o Executive branch expenditures are proposed to decrease by $9.6 million, or 1%. Legislative branch expenditures are proposed to increase by $9.8 million, or 3.1%, primarily due to an adjustment based on the growth in the State Appropriations Limit. Judicial branch expenditures are proposed to increase by $234.8 million, or 12.3%.

  o The estimated operating deficit for 2006-07 will be $6.3 billion. However, the Budget is balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $1.6 billion for the repayment or prepayment of prior obligations, including $460 million to prepay the Economic Recovery Bonds, the effective operating deficit for 2006-07 is $4.7 billion. The 2006-07 Governor's Budget projects a $613 million total reserve at the end of fiscal year 2006-07, including $460 million in the newly created Budget Stabilization Account pursuant to Proposition 58. General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.6 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06.

  o The 2006-07 Governor's Budget projects a $6.4 billion operating deficit for fiscal year 2006-07, a reduction in the estimated operating deficit from earlier projections.

  o Health and human services expenditures are proposed to increase by $1.2 billion or 4.5%. This net increase includes the following major adjustments: an increase of $47.3 million to bolster state and local capacity to prevent and respond to disease outbreaks and natural or intentional disasters; an increase of $34.2 million to promote and maximize enrollment in Medi-Cal and the Healthy Families Program, improve the retention of children already enrolled, and support county-based efforts to enroll eligible children in existing public programs; caseload and other workload increases totaling $1.3 billion; CalWORKs reductions of $198.9 million to maintain expenditures at the federally required level of state funding. These reductions include $114.6 million from recovering child care funding associated with welfare reform and $30 million from delaying payment of the Pay for Performance incentives; savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend the pass-through of the January 2007 federal Supplementary Security Income cost-of-living adjustment until July 2008.

  o Business, transportation, and housing expenditures are proposed to increase by $1 billion or $58.6%, including: (a) the Proposition 42 transfer from the General Fund is fully funded in 2006-07 at $1.4 billion. This is an increase of $61 million over the current year amount of $1.34 billion; (b) advance payment of Proposition 42 loan due in 2007-08 (including interest) of $920 million. Approximately $430 million (including interest) remains to be paid in 2007-08; and (c) debt service for housing projects and seismic work on bridges has increased by $17.6 million.

  o Proposition 98 expenditures are proposed to increase by $4.1 billion or 11.4%. When property taxes are taken into account, the total Proposition 98 guarantee will increase by $4.3 billion, or 8.7%. This funding level reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues, adjusted for changes in local revenues. The increase also reflects a proposal to appropriate $1.7 billion in 2006-07 in excess of the amount that otherwise would have been required by Proposition 98 for that year.

  o Non-Proposition 98 expenditures are proposed to increase by $896.2 million, or 9.4%. This increase consists of various baseline adjustments including the backfill of a one-time current year cost shift from the General Fund to the Student Loan Operating Fund, enrollment growth and cost increases in higher education pursuant to the Governor's Compact with the University of California (UC) and California State University (SCU), caseload growth in financial aid, and other workload increases. Additionally, due to refinancing emergency loans for insolvent school districts in the current year, reductions in current year loans and repayments exceeding $82 million increases the year-to-year change in 2006-07.

The 2006 May Revision revenue forecast contains large upward adjustments relative to the January projection attributable to traditional economics-related factors. The increases are $4.8 billion in the current year (and reflected in the carry-in balance), and over $2.7 billion in the budget year for a total of $7.5 billion, and total projected revenues estimated for 2004-05 through 2006-07 have increased a combined total of almost $17 billion. The forecast assumes that roughly one-half of the current year increase in personal income taxes relative to January is related to one-time sources, such as nonrecurring capital gains.

The State's budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit growth at the local government level. There can be no assurances that if economic conditions weaken or other factors intercede, the State will not experience budget gaps in future years.

BOND RATINGS

Standard & Poor's, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and, more recently, the energy situation.

The energy situation in 2001, concerns over the state's action in 2003 to cut the VLF fee and the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties resulted in reductions in California's ratings by the major rating agencies between 2001 and 2003. However, in May 2004 Moody's upgraded California's general obligation bond rating to "A3," citing the recovery of the State's economy and increased tax revenues, as well as an improved budgetary and liquidity outlook. In addition, in August 2004 S&P raised California's general obligation bond rating to "A" from "BBB" and removed the rating from its credit watch list. S&P cited the easing of immediate liquidity pressure on the State following the sale of the $11.3 billion economic recovery bonds, the State's recent economic improvement, and an enacted fiscal 2004-05 state budget that is still reliant on substantial amounts of long-term borrowing to achieve balance. In September 2004, Fitch also raised California's general obligation bond rating, from "BBB" to "A-." In raising the rating, Fitch cited the State's financial improvement with the successful issuance of economic recovery bonds, improving economic indicators, and revenues matching estimates. Upon the Governor's approval of the 2005 Budget Act, Fitch Ratings raised the rating on the State's outstanding general obligation bonds to "A" from "A-." At the same time, Moody's upgraded the State's general obligation bonds to "A2" from "A3," while maintaining the State's positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in 2004-05, and a moderately improved financial outlook for 2005-06 and beyond. The July 2005 rating action by Fitch Ratings and Moody's affected $36.5 billion of outstanding general obligation bonds, $5.7 billion of General Fund-supported lease revenue bonds, and $2.5 billion of General Fund-enhanced tobacco settlement bonds. As of June 9, 2006, the State's general obligation bonds were rated "A1" by Moody's, "A+" by Standard & Poor's, and "A+" by Fitch Ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating.

There can be no assurance that such ratings will be maintained in the future. Any future revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the California Fund's portfolio.

STATE APPROPRIATIONS LIMIT AND OTHER CONSTITUTIONAL LIMITS ON TAXES

The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

Limitation on Property Taxes. Certain of the securities in the California Fund's portfolio may be obligations of issuers that rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by
Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition 13). Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). However, taxing entities may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Article XIIA also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld in 1992 by the U.S. Supreme Court.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, originally adopted in 1979. It significantly limits spending by state and local governments; however, it does not restrict appropriations to pay debt service on voter-authorized bonds. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems. An initiative approved on November 5, 2002, will require the state to expand funding for before and after school programs. However, because this funding is triggered by the amount of non-Proposition 98 appropriations exceeding a certain base level, the initiative is unlikely to require implementation of the funding increase for several years. ACA 11, a proposed amendment to the State Constitution, appeared on the March 2004 ballot, and was approved by voters. ACA 11 requires the transfer of General Fund revenues to fund state and local infrastructure projects, subject to the General Fund meeting specified levels. The transfer could increase annually until it reaches a maximum of 3% by 2013-14. Based on revenue projections, the first transfer would be about $1 billion in 2010-11 and would not grow for many years. Another aspect of the amendment is to set aside a portion of onetime revenue windfalls for one-time infrastructure expenditures.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by [a local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

OBLIGATIONS OF THE STATE OF CALIFORNIA

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. According to the State, as of June 1, 2006, California had outstanding approximately $48.3 billion aggregate amount of long-term general obligation bonds, and unused voter authorizations for future issuance of approximately $52.1 billion of long-term general obligation bonds.

The Legislature has approved the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, an approximately $600 million new bond authorization to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

OBLIGATIONS OF OTHER ISSUERS

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act and related legislation provided significant assistance to local governments, including $308 million for various local public safety programs.

Legislation and the enactment of Senate Constitutional Amendment No. 4, dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

RECENT DEVELOPMENTS

California's Economy. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. However, the unemployment rate began to decline in 2004, and by October 2004, the unemployment rate had fallen to 5.7%. By May 2005 it was estimated that the unemployment rate had further fallen to 5.3%, and by April 2006, it was estimated to be 4.9%.

Real Estate & Home Sales. Residential construction and home sales were strong in the first half of 2003, and continued to remain strong through early 2005, in part due to low interest rates. While this was a positive area in the California economy, rising interest rates and home prices have slowed sales somewhat. In January 2005, sales of existing single-family detached homes in California reached a seasonally adjusted annual rate of 659,410 units, a new record. Residential construction and home sales have slowed somewhat during 2005, and home construction permitting data has reflected alternating monthly gains and losses since August 2005. Residential permitting was 2.7% lower in 2005 than in 2004 and over the six months ending with January 2006, was down over 8% from the same months a year earlier. Single-family permits were up about 2.2%, while multi-family permits were down by 15%.

Home sales slowed in California during 2005. In December 2005, sales were down from December 2004 levels by 15.5% in the nine-county San Francisco Bay Area, 4.5% in Southern California, and 9.7% in the state as a whole. Overall, the pace of home sales during the four-month period ending January 2006 slowed 14% from the same months a year earlier. The median price of existing single-family homes sold in January 2006 was $551,300, a slight increase from December 2005 and nearly 14% higher than the previous January.

After four consecutive months of slow-downs, sales of existing single-family homes accelerated slightly in February 2006. Despite this pick-up, home sales were still down 15.5% from February 2005. The pace of sales of existing, single-family homes reached a seasonally adjusted annual rate of 513,745 units in February. Overall, the pace of home sales during the first two months of 2006 was down 20% from the same months of 2005.

Even though nonresidential construction reflected alternating monthly gains and losses since August 2005, the gains greatly outweighed the reductions. During 2005 the dollar value of private nonresidential construction permits statewide rose by 16% with the gains widespread across types of nonresidential buildings, structures, and alterations and additions. The six-month period ending January 2006 reflected an increase in nonresidential construction permits by over 27% from the same period the previous year, and permits issued in January 2006 were up over 56% from January 2005.

CASH FLOW REQUIREMENTS

Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003.

Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of the $15 billion deficit reduction bond that was approved by voters in March 2004. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings. The State has proposed to issue approximately $3 billion in RANs for the 2005-06 fiscal year.

LEGAL PROCEEDINGS

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits are pending concerning various aspects of the energy situation in California. Other lawsuits involve issues such as environmental cleanup, tobacco settlements, tax refunds, escheated property, and privacy rights. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

On July 15, 2005, Enron Corp. agreed to a settlement with the State to end claims of market manipulation during the California energy crisis of 2000 and 2001. After Enron's bankruptcy-related adjustments, the State received a payment of over $300 million.

On August 8, 2005, a lawsuit titled, California Teachers Association et al. v. Arnold Schwarzenegger et al., was filed. Plaintiffs (including, among others, the California Teachers Association, and California Superintendent of Public Instruction Jack O'Connell) allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State plans to appeal, but the State will not be able to issue pension obligation bonds until the matter is finally resolved. It is unlikely that final resolution of the matter will occur in time to allow the State to issue any pension obligation bonds during fiscal year 2005-06. The State will therefore have to make a payment of about $525 million for a portion of the current fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds.

OTHER CONSIDERATIONS

Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

FLORIDA FUND:

Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. As of July 1, 2005, general revenues which are not needed to fund appropriations are maintained in the General Revenue Fund as "unallocated general revenues" rather than being transferred into a separate Working Capital Fund.

The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

For Fiscal Year 2004-05, general revenue collections were $24,969.4 million, or $3.1 billion above actual collections for the prior year. Increased sales tax collections reflected the State's continued economic growth and strong tourism-related collections, as well as spending on repair and replacement of property destroyed by hurricanes. Activity in the real estate market accounted for increased documentary and intangibles taxes.

General Revenue Fund appropriations originally enacted by the Legislature totaled approximately $24,050 million. Thereafter, the State's budget was amended to fund hurricane disaster relief, juvenile justice, universal pre-kindergarten and the State's Medicaid deficit. As a result, General Revenue Fund appropriations for Fiscal Year 2004-05 totaled approximately $24,439.8 million. Appropriations were funded from General Revenue Funds totaling $28,010.4 million, consisting of the $24,969.4 million in revenue collections; trust fund and other transfers of $465.3 million; $76.1 million in reversions, cancellation of warrants and other adjustments; $30.7 million in repayment of hurricane disaster relief loans; and $2,457.2 million on hand in the Working Capital Fund. The year-end Working Capital Fund balance was $3,570.6 million, and the required balance in the Budget Stabilization Fund was $999.2 million, bringing total reserves to $4,569.8 million or 18.6% of General Revenue Fund appropriations.

The Consensus General Revenue Estimating Conference met most recently on April 12, 2006. General revenue collections for Fiscal Year 2005-06 are now estimated at $26,833.3 million, a 1.6% increase over the November, 2005 official estimate of $26,405.7 million, and $1,863.9 million (7.5%) over actual collections for the prior year. General revenue collections through March, 2006, the first nine months of the current fiscal year, totaled $19,377.5 million or $484.5 million over the November estimates and $1,907.3 million (10.9%) over actual collections for the same period in the prior year. In addition to collections, projected general revenues available for Fiscal Year 2005-06 consist of the $3,570.6 million unallocated general revenues, $72.7 million from hurricane disaster loan repayments, and $268.4 million from other miscellaneous adjustments such as trust fund transfers, unused appropriations, reversions, cancellation of warrants and the like, for a projected total of $30,745 million.

General Revenue Fund appropriations for Fiscal Year 2005-06 total approximately $26,877.5 million, including an additional deposit to the Budget Stabilization Fund of $92 million, $264.8 million in hurricane disaster bridge loans, and appropriations made in special legislative session. A portion of the unallocated general revenues will be combined with general revenue collections to fund the Fiscal Year 2005-06 budget. The year-end balance of unallocated general revenues is projected to be $3,867.5 million, and the required balance in the Budget Stabilization Fund at year end is $1,091.2 million, bringing total expected reserves to $4,958.7 million, or 18.4% of General Revenue Fund appropriations. The State's reserves are adequate to fund its share of the costs associated with the 2005 hurricane season. Actual year-end balances will be affected by the accuracy of official estimates, budget amendments and actual revenue collections during Fiscal Year 2005-06.

In 2004, Florida was hit by four hurricanes. The total governmental cost of recovery and relief efforts was estimated to be $4.3 billion, with the State's non-reimbursable share estimated at $387.7 million. The State's strong revenue collections and reserves were adequate to absorb its portion of recovery costs not covered by the Federal Emergency Management Agency.

The State of Florida was hit by another four hurricanes during July through October 2005. These hurricanes were category 3 Hurricane Dennis on July 10, category 1 Hurricane Katrina on August 25, category 1 Hurricane Rita on September 20, and category 3 Hurricane Wilma on October 24. Hurricane losses incurred for the year ended June 30, 2005, were $3.75 billion. Hurricane losses paid during the year ended June 30, 2005, were $2.82 billion, resulting in remaining reimbursable losses of $926 million at June 30, 2005.

Reconstruction activities that began in 2004 were extended in 2005. New home construction increased significantly in fiscal year 2004-05, adding 266,500 homes. Construction is expected to continue to increase due to reconstruction and population growth. Billions of federal, state, and insurance claim dollars have flowed into Florida's economy for reconstruction. Total construction employment added 38,000 jobs in fiscal year 2004-05 and is expected to create 34,700 jobs in fiscal year 2005-06.

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

General obligations of Florida have been rated AA1, AAA and AA+ by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida's economic growth accelerated in fiscal year 2004-05 and generally outperformed the domestic economy as a whole. This performance may be attributed to favorable natural, economic, and tax environments, and increasing demand for goods and services fueled by a growing population. Florida remains top ranked in the nation in total job growth and generated the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 3.5% in fiscal year 2004-05, adding 254,900 jobs. Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial services, and government. Forty two percent of the job increase in fiscal year 2004-05 came from professional and business services, and education and health services. With the strengthening economy, non-farm employment is anticipated to add 274,900 jobs in fiscal year 2005-06, resulting in a 7.6% increase in wages and salaries. The unemployment rate is anticipated to decline from 4.4% in fiscal year 2004-05 to 17% in fiscal year 2005-06.

Florida ranks as the fourth most populous state, with a population of 17.913 million as of April 1, 2005. From 1993 to 2003, the U.S. population increased about 1% annually, while Florida's population averaged a 2.2% annual increase, due primarily to net in-migration. During that period, 12% of the State's population growth was due to the excess of births over deaths, and 88% to net in-migration. Approximately 39% of in-migration between 2000 and 2003 was from foreign countries, with the rest from other states.

While the 1990's saw the State's population grow by 23.5%, the elderly population (aged 65 or older) increased by 19.2% and constituted 17.6% of the State's total population on April 1, 2000, and is projected to be 17.8% of the State's population in 2010 and 21.4% by 2020. The working age population (18-64) grew by approximately 23.8% from 1990-2000, representing 59.6% of the total population in 2000. Growth in this age group is projected at 24.9% between 2000 and 2010, to become 60.5% of total population by 2010 and 57.8% by 2020.

Population growth (2.3% in fiscal year 2004-05) continues to be a major driver of economic activity in Florida. The State's population is expected to grow by 404,000 in fiscal year 2005-06. Over the next ten years, population is estimated to increase by 3.9 million. The projected growth in population will continue to fuel the State's economic expansion as the demand for housing, durable and non-durable goods and other services continues to increase.

The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

GEORGIA FUND:

As of May 31, 2006, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totaled $7,680,230,000.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

The State Road and Tollway Authority exists to own, operate and finance road and mass transit improvements in the State of Georgia. Though it has no taxing power, its obligations are secured by a pledge of state motor fuel taxes and federal highway reimbursements. As of June 1, 2006 the Authority has $606,040,000 of such obligations outstanding.

Virtually all debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2005 showed an increase of 8.1% over collections for the similar period in the previous fiscal year.

According to the State of Georgia Comprehensive Annual Financial Report for fiscal year 2005, income tax receipts and sales tax receipts of the State for fiscal year 2005 comprised approximately 52.8% and 35.8%, respectively, of the total State tax revenues.

The unemployment rate of the civilian labor force in the State for fiscal year 2005 was 5.3% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.2% for fiscal year 2005. In descending order, trade, transportation and utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.

Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of June 2006 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

Kelly Kennedy, et al. v. Department of Human Resources, Fulton Superior Court Civil Action No. 2005-CV-104147. The plaintiff in this case is a custodial parent receiving child support enforcement services from the Department of Human Resources' Office of Child Support Services ("OCSS"). The plaintiff has filed an action seeking class certification on behalf of all custodial parents who have ever received services from OCSS, alleging contractual and tort-based claims for damages based on OCSS's alleged failure to collect statutory interest charges that may have accrued on the plaintiff's child support judgment. If the plaintiff were to succeed in obtaining class certification and to prevail on her claims, the State's estimated potential liability could be $400,000,000 or greater. OCSS contends that it has good and adequate defenses against the plaintiff's claim and intends to vigorously defend the suit on its merits and to vigorously oppose the granting of class certification.

Plymel, et al. v. Teachers' Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312. The plaintiffs in this case filed a civil action seeking additional benefits retroactive to the time of each individual plaintiffs' respective retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers' Retirement System of Georgia ("TRS"). Plaintiffs alleged that they are due such additional benefits for monies lost due to TRS' allegedly inappropriate use of option factors and the mortality tables implicit in them to calculate retirees' monthly benefits. Cross motions for summary judgment were pending after a hearing held May 4, 2005. The motion for summary judgment of TRS and its Trustees was granted by order January 9, 2006. Plaintiffs appealed, and the parties have filed briefs. Oral arguments before the Georgia Supreme Court will be June 27, 2006.

Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO Inc., National Fire Ins. Co., of Hartford, and Federal Ins. Co., Fulton Superior Court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors' claims and HRM's own delay and disruption claims, all based upon a number of different construction situations. The subcontractors' claims of approximately $50,000,000 were submitted to arbitration, with a ruling issued on April 21, 2005, denying the vast majority of claims and awarding approximately $5,000,000 to the subcontractors. Court-directed mediation commenced in late October, with HRM including the arbitration awards in its overall mediation claim totaling approximately $32,000,000. GSFIC asserted counterclaims totaling $28,000,000 and has withheld retainage of $8,000,000 as a set-off to fund the GSFIC claims. The mediation was suspended because of insurance issues that needed to be resolved. The parties expect to reconvene the mediation in early 2006 to conclude mediation. GSFIC believes it has good and valid defenses to many if not all of the asserted claims and intends to defend its position and, further, to vigorously pursue its counterclaims.

Consortium for Adequate School Funding, Inc., et al. v. State of Georgia, et al., Fulton County Superior Court Civil Action No. 2004-CV-91004; ("Consortium"). This is a challenge to the State's system of funding public education brought predominantly by rural school districts. The suit claims funding is inadequate as a matter of law and violates the equal protection clause of the Georgia Constitution. Plaintiffs seek to enjoin the current funding system; they do not seek damages. However, if plaintiffs' theories prevail, the cost to the State would be significant. The State believes substantially the same issues have already been settled favorably by McDaniel v. Thomas, 248 Ga. 632 (1981) and is vigorously contesting the claims. The matter is with the trial court on the State's motion to dismiss following oral argument. In a somewhat similar case, Williams et al. v. State of Georgia, et al., Fulton Superior Court Civil Action File No. 2005CV96425, plaintiffs allege that they are being denied their "educational freedom" in that they cannot choose their own schools and that the education provided their children is, in their view, both inadequate and unequal. They seek declaratory and injunctive relief against the alleged disparity in funding and affirmative relief in the form of assistance involving "scholarships, tax credits and charter schools" so they can send their children to schools of their choice. The State's motion to dismiss was granted in part and denied in part. The State's application for leave to file an interlocutory appeal was denied, and the case will proceed to discovery.

MARYLAND FUND:

The State's total expenditures from its General Fund [recorded in accordance with generally accepted accounting principles ("GAAP")] for the fiscal years ending June 30, 2003, 2004 and 2005 were $16.033 billion, $16.813 billion and $17.671 billion, respectively. The State's General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State's General Fund represents approximately 45% of the State's total budget. The State's General Fund had a GAAP deficit of $923.4 million and $407 million in fiscal years 2003 and 2004, respectively, and a surplus of $705.1 billion in fiscal year 2005. The State Constitution mandates a balanced budget.

On April 9, 2005, the General Assembly approved the 2006 fiscal year budget. The budget included $4.5 billion in aid to local governments. As part of the fiscal year 2005 budget plan, the General Assembly enacted The Budget Reconciliation and Financing Act of 2005. This legislation authorized various fund transfers and other funding changes that resulted in increased General Fund revenues and decreased certain general fund appropriations. The enactment of this legislation combined with stronger than expected tax collections reversed budgetary trends observed in prior fiscal years. As opposed to prior fiscal years, no interim budgetary actions were required from the Governor and the legislative branch to offset budget shortfalls. The 2006 budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

Based on revised estimates and following the actions outlined above, as of March 1, 2006 it was anticipated that the General Fund balance on a budgetary basis at June 30, 2006 would be approximately $1.2 billion. Further, the Revenue Stabilization Account of the State Reserve Fund (as described below), after a net transfer (i.e., offsetting appropriations to and transfers from such account) would be $755.9 million, equal to 6.2% of the estimated General Fund revenues, at the end of the 2006 fiscal year.

On January 18, 2006, the Governor presented his proposed fiscal year 2007 budget to the General Assembly. The fiscal year 2007 budget includes $5.0 billion in aid to local governments and $162.1 million in net general fund deficiency appropriations for fiscal year 2006. State tax collections continue to be strong and surpass budget estimations. The Comptroller's office reported that State revenues grew considerably in fiscal year 2006 and are expected to continue growing strongly in fiscal year 2007. The State Comptroller reported on March 10, 2006 that general fund revenue projections have been revised upward by $114.1 million for fiscal year 2006 and by $86.6 million for fiscal year 2007. Based on such revised projections, it is forecasted that total general fund revenue will be $12.34 billion for fiscal year 2006 and $12.93 billion for fiscal year 2007, constituting growth of 6.9% and 4.8% over fiscal year 2005 and fiscal year 2006, respectively. As of March 1, 2006 (prior to the Comptroller's news release regarding upward revenue projections), it was estimated that the general fund surplus on a budgetary basis at June 30, 2007, would be $32.5 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2007 would be $643.9 million, equal to 5% of estimated General Fund revenues. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining State revenues for future needs and to reduce the need for future tax increases. The 2007 budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch. In addition, the general obligation bonds of Maryland's Counties (including for this purpose the City of Baltimore), that have been rated by Moody's, S&P or Fitch have all received and continue to maintain investment grade ratings as of June of 2006.

Substantially all the foregoing information regarding the State's budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated March 1, 2006. Many factors effect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may effect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.

MASSACHUSETTS FUND:

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 3.7% in 2001, 5.3% in 2002, 5.8% in 2003 and 4.8% in 2004. The
national unemployment rate was 4.7% in 2001, 5.8% in 2002, 6.0% in 2003 and 5.5% in 2004. In 2005, the unemployment rate in the Commonwealth was 4.8%, compared with a national rate of 5.1%. Real per capital income in Massachusetts declined at a rate of -1.1% in 2001, -2.5% in 2002, -1.6% in 2003 and grew 3.1%
in 2004. Nationally, real per capita income declined at a rate of -0.4% in 2001, -0.8% in 2002, -0.1% in 2003 and grew 2.3% in 2004. In 2005, real per capita income increased at a rate of 1.7% in the Commonwealth and 1.7% nationally. From 2001 to 2005 both real and nominal income levels in Massachusetts were above the national average.

Recent Major Undertakings. Major infrastructure projects have been undertaken in the Commonwealth in recent years. The $14.625 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $66 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities are expected to be paid from various car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

The fiscal viability of the Commonwealth's authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of two authorities, the State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of May 2006, the Commonwealth's general obligation bonds were rated "Aa2" by Moody's Investors Service, Inc., "AA" by Standard & Poor's Ratings Services and "AA-" by Fitch Ratings. From time to time, the rating agencies may change their ratings.

Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. Beginning July 1, 2000, the Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth's sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth's debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

In July 2004, Governor Mitt Romney signed three separate pieces of legislation that reform the Commonwealth's school building assistance (SBA) program. Historically, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth's operating budget, reaching $401.4 million in fiscal 2004. The legislation moved the SBA program off-budget, establishing the Massachusetts School Building Authority (MSBA), an independent state authority, to administer and manage the program. The legislation transfers the liabilities associated with the SBA program from the Commonwealth to the MSBA and places certain limits on the grant making of the MSBA for new projects. The legislation also switches borrowing responsibility from local governments to the MSBA for the state's share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects.

The legislation dedicates one cent of the Commonwealth's sales tax excluding certain meals and special financing district sales taxes (the "Dedicated Sales Tax") to fund the MSBA and to pay for its transferred and future liabilities. Funding is phased in, providing $395.7 million in fiscal 2005, 70% of the Dedicated Sales Tax or at least $488.7 million in fiscal 2006, 78% of the Dedicated Sales Tax or at least $557.4 million in fiscal 2007, 85% of the Dedicated Sales Tax or at least $634.7 million in fiscal 2008, 90% of the Dedicated Sales Tax or at least $702.3 million in fiscal 2009, 95% of the Dedicated Sales Tax in fiscal 2010, and 100% of the Dedicated Sales Tax thereafter. In addition to Dedicated Sales Tax revenues, the legislation authorizes the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150.0 million from the fiscal 2004 surplus to the MSBA as start-up funding. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of bonds, including revenue bonds. The legislation authorizes the MSBA to issue up to an aggregate principal amount of $10.0 billion of bonds.

The sales tax revenues provided to the MBTA and MSBA by the Commonwealth is not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $654.6 million in fiscal 2001, $664.3 million in fiscal 2002, $684.3 million in fiscal 2003, $684.3 million in fiscal 2004, $704.8 million in fiscal 2005 and an estimated $712.6 million in fiscal 2006. Total tax revenue provided to the MSBA was $395.7 million for fiscal 2005 and is an estimated $488.7 million in 2006.

Commonwealth Budget. The Commonwealth's revenues increased each year from fiscal 1999 to fiscal 2001, decreased significantly in fiscal 2002, and increased again in 2003 through 2005. During fiscal 2002, tax revenue receipts declined sharply from $16.075 billion the previous year to $13.623 billion. The Commonwealth incurred a $1.625 billion deficit in fiscal 2002 and ended fiscal 2002 with a positive balance in its budgeted funds, as required by statute, primarily by using reserve funds, including $833 million from the Stabilization Fund. In fiscal 2003, the Legislature enacted a tax increase and tax revenues increased to $14.280 billion. While the Commonwealth still incurred a $451.9 million deficit, it ended fiscal 2003 with a positive balance in its budgeted funds, as required by statute, by using reserve funds, including $641.3 million from the Stabilization Fund. Tax revenues for fiscal year 2004 were $15.269 billion and resulted in a surplus of $1.140 billion for the fiscal year. Tax revenues for fiscal year 2005 were $15.987 billion and resulted in a surplus of $594.4 million for the fiscal year. Tax revenues for fiscal year 2006 are projected by the Executive Office for Administration and Finance to be $16.957 billion and result in a surplus of $127.3 million for the fiscal year.

The budgeted operating funds of the Commonwealth ended fiscal 2005 with a surplus of revenues and other sources over expenditures and other uses of $594.4 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.487 billion. Budgeted revenues and other sources for fiscal 2005 totaled approximately $24.374 billion, including tax revenues of $15.987 billion. Commonwealth budgeted expenditures and other uses in fiscal 2005 totaled $23.779 billion. At the end of fiscal 2005, the Stabilization Fund's ending balance was $1.728 billion.

The budgeted operating funds of the Commonwealth are projected to end fiscal 2006 with a surplus of revenues and other sources over expenditures and other uses of $131.7 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.619 billion. Budgeted revenues and other source for fiscal 2006 are projected to total approximately $25.617 billion, including tax revenues of $16.957 billion. Commonwealth budgeted expenditures and other uses in fiscal 2006 are projected to total $25.485 billion. At the end of fiscal 2006, the Stabilization Fund's ending balance is projected to be $2.369 billion. All projections were compiled by the Commonwealth's Executive Office of Administration and Finance.

On January 25, 2006, Governor Romney submitted his budget proposal for fiscal 2007, constituting a balanced budget as required by state finance law. The Governor's budget is based upon a gross tax estimate of $18.975 billion, which includes $1.333 billion for the annual pension obligation, $734.0 million in sales tax dedicated to the MBTA, and $572.5 million in sales tax dedicated to the MSBA. The $25.187 billion appropriation bill would represent a 4.0% increase in spending as compared to fiscal 2005 budgeted estimated spending.

Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth." Tax revenues in fiscal 2000 through 2005 were lower than the allowable state tax revenue limit set by state law and are projected to be lower than the allowable limit again in fiscal 2006.

Debt Limits and Types of Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding "direct" bonds upon the issuance of the refunding bonds. The statutory limit on "direct" bonds during fiscal 2006 is $14.137 billion.

In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

The Commonwealth is authorized to issue three types of debt directly - general obligation debt, special obligation debt and federal grant anticipation notes. General obligation bonds are secured by the full faith and credit of the Commonwealth. Special obligation revenue debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

Local Aid. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2005, exclusive of the school building assistance program, which was restructured, moved off-budget, and transferred to the newly created Massachusetts School Building Authority, approximately 18.2% of the Commonwealth's budgeted spending was allocated to direct Local Aid. In fiscal 2006, exclusive of the school building assistance program, approximately 18.6% of the Commonwealth's projected budgeted spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2005, $2.941 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.183 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 2001 through 2005, expenditures for Direct Local Aid, exclusive of school building assistance, were $4.380 billion, $4.824 billion, $4.686 billion, $4.383 billion and $4.477 billion, respectively. The fiscal 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal 2005. The Commonwealth was able to avoid further cuts in fiscal 2005 and restored much of the funding in fiscal 2006.

The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes (RANS) for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition
2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2005, the aggregate property tax levy grew from $3.347 billion to $9.483 billion, a compound annual growth rate of 4.4%.

Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

Certain of the Commonwealth's cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures and, beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the State Children's Health Insurance Program.

Over a quarter of the Commonwealth's budget is slated for health care programs. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 2001 to fiscal 2005 has grown by 8.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.2% on a compound annual basis.

Health Insurance Legislation. In October 2005, the federal Center for Medicare and Medicaid Services (CMS) notified the Commonwealth under the terms and conditions of its 1115 Demonstration Waiver that a federally approved plan for reducing the number of uninsured individuals in the Commonwealth must be in place by July 1, 2006 in order for federal funding associated with the Safety Net Care Pool (SNCP) to be made available to the Commonwealth for fiscal 2007 and beyond. CMS has indicated that the purpose of the SNCP funds is to reduce the level of uninsured persons in Massachusetts through mechanisms other than the Medicaid program. Subsequently, U.S. Secretary of Health and Human Services Michael Leavitt reaffirmed that the federal government could withhold up to $385 million in federal funds if a new plan meeting the SNCP goals and agreeable to CMS were not approved and implemented by July 1, 2006. To allow time for review, CMS had requested that a plan be submitted to it by January 15, 2006. The Commonwealth did not submit a plan by January 15.

On April 12, 2006, Governor Romney signed into law "An Act Providing Access to Affordable, Quality, Accountable Health Care" to reduce the level of uninsured persons in Massachusetts. Based on this enacted legislation, the Executive Office of Health and Human Services (EOHHS) has submitted a description of the plan to CMS for federal approval. In this submission, the Commonwealth argues that the plan complies with the terms and conditions of the waiver and that all $385 million should be made available for spending in fiscal 2007. CMS has agreed to expedite review of the plan, and its response is expected before fiscal 2007 begins.

The health care reform legislation is projected to provide health insurance coverage for 95% of the Commonwealth's uninsured by 2009, reducing reliance on the Commonwealth's uncompensated care pool.

The Governor originally vetoed certain sections of the bill. All but two vetoes have been overridden. The two remaining vetoes contain no material financial implications.

For fiscal 2006, the legislation appropriates or transfers $60.0 million: $25.0 million to establish the Commonwealth Health Insurance Connector, $14.5 million to expand and restore prevention programs at the Department of Public Health, $10.0 million for a reserve to fund additional administrative costs of various agencies, $5.0 million for the Massachusetts Technology Park Corporation for a computerized physician order entry initiative and other healthcare related activities, and $5.5 million for additional program expenditures. These funds are available for expenditure through fiscal 2007.

For fiscal 2007 the legislation would result in a total of $390.9 million in new general fund spending: $177.0 million in rate increases for hospitals, physicians and managed care organizations; $94.0 million to eliminate waitlists for current MassHealth programs; $81.0 million for the restoration of certain MassHealth optional benefits, notably dental coverage for adults; and $38.9 million to expand MassHealth eligibility for children to 300% of the federal poverty level. The Commonwealth expects to receive federal financial participation in an amount equal to one-half of these expenditures. The legislation also requires the Uncompensated Care Pool to make an additional $70 million of payments to certain hospitals, which may be offset by additional federal reimbursements for pool spending and which may also require further state appropriations.

For fiscal 2008 and 2009, the legislation provides an incremental $90.0 million in rate increases for hospitals and physicians in each year.

Commonwealth Care premium assistance payments for the purchase of private insurance by low-income individuals will be funded by redeploying existing funds previously used to reimburse hospitals for free care. Total premium assistance payments in fiscal 2007 are projected to be $160.0 million.

The health care reform legislation is also expected to result in a reduction in tax revenues starting in fiscal 2007, due to increased pretax spending on health insurance premiums by employees and businesses in the Commonwealth. The amount of tax reduction cannot be estimated until the cost of the health plans is set by the Health Insurance Connector and private health insurers.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year's percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees' and teachers' retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems' funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year's percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act ("GAA") included a 3% cost of living increase. The state employees' and state teachers' retirement systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Comprehensive pension funding legislation approved in January 1988, as subsequently amended, requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2023.

July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year's payments.

In fiscal 2005, Governor Romney and legislative leaders agreed to an updated funding schedule that incorporated a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year.

The most recent actuarial valuations of the Commonwealth's pension obligation was calculated as of January 1, 2005. The unfunded actuarial liability as of that date was calculated to be $13.419 billion.

The Commonwealth recently issued a valuation, as of January 1, 2006, of its liabilities in respect of other post-employment benefits ("OPEB"). The actuarial liability was calculated to be $13.287 billion. If the OPEB liability were pre-funded in accordance with GASB Statement No. 25, the actuarial accrued liability would be reduced to $7.562 billion.

MISSISSIPPI FUND:

In 2005, Mississippi's economy was experiencing an upswing. Employment through August 2005 was up 1.2% compared to the first eight months of the previous year, and retail sales were running 4.8% ahead of 2004 figures. Despite rising interest rates, the number of building permits issued was higher than in 2004. Personal income in the second quarter of 2005 rose at an annualized rate of 6.8%, the 13th highest rate in the nation. Consumer confidence was up.

On August 29, 2005, Hurricane Katrina devastated the Mississippi Gulf Coast. Katrina's impact has affected the entire State. Thousands of homes and businesses were damaged or destroyed. Approximately 21% of owner-occupied housing units in the State suffered at least minor damage. In particular, Northrop Grumman Corporation, the State's largest manufacturer employer, reported $1 billion in damages to its two shipyards on the Gulf Coast. However, the repair and replacement of billions of dollars of housing, commercial property and infrastructure is expected to generate economic growth for the State over the next several years. The unprecedented construction activity will create an economic growth rate which the State has not seen in years.

The increase of output and employment levels in the Gulf Coast is expected to continue throughout 2006 and impact the State as a whole into 2007 and 2008. The gross State product is expected to grow by an average of 2.9%, and the employment rate is expected to grow by an average of 1.1% over the 2006-2011 period. By comparison, the 2000-2005 period had an average growth rate of 1.9% for the gross State product and a 0.5% employment growth rate.

Mississippi's unemployment rate in April 2006 was 7.3%, up from a rate of 6.6% in April 2005. Over the past year, employment in the construction sector increased by 7.9%, and employment in the professional and business services sector increased by 4.1%. The hospitality and leisure sector suffered the largest employment loss over the past year at 8.1%. The rebuilding is expected to keep employment levels in construction and retail sales at historically high levels through 2007. Over the next five years, the construction and hospitality and leisure sectors are expected to grow the fastest at rates of 2.1%, followed by health and social services at 1.8%. Additionally, transportation and utilities, other services, agriculture, finance/insurance/real estate, government and trade sectors are all forecast to grow. However, significant growth is not expected in the manufacturing and mining sectors.

Mississippi is expected to receive over $20 billion in federal funds to assist in the hurricane recovery efforts. The federal funds are primarily allocated to debris cleanup, flood insurance claims, highway construction, repair of public buildings and homeowner assistance. Additionally, Congress created the Gulf Opportunity Zone Act which is aimed at speeding recovery by attracting new business and new investment to the Gulf Coast area, which includes forty counties in Mississippi. The Gulf Opportunity Zone Act provides more than a dozen tax incentives for businesses and also allows Mississippi to issue up to $5 billion in tax-exempt, private activity bonds which can be used to finance commercial and industrial enterprises. The incentives have attracted a significant amount of interest from businesses across the nation. Private insurance is expected to pay out over $12 billion.

Total personal income in Mississippi increased approximately 4% in 2005. The modest increase is attributed to uninsured losses of private homeowners estimated at $3 billion. Projections for 2006, 2007 and 2008 show strong increases in personal income growth of 5.4%, 5.5% and 5.0%, respectively. Mississippi moved out of last place in per capita income in 2005 as a result of the effects of Hurricane Katrina.

The gaming industry, which has experienced tremendous growth since its start in 1992, is making a remarkable comeback after Hurricane Katrina destroyed most of the coast casinos. Three casinos on the coast were back in operation by the start of 2006. Six more casinos are scheduled to reopen by the year's end. Additional casinos are expected to reopen in 2007. Coast gaming revenues were up to 54% of 2005 revenues by February 2006. River gaming, which was not significantly impacted by the storm, has seen some growth. The overall impact on the State's economy and tax revenues has been significant, as gaming revenue taxes are Mississippi's third largest source of tax revenue, behind only sales taxes and individual income taxes.

While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. In the past, broilers, cotton and aquiculture have been the top three producers of farm income. Research and promotion have provided the State with a number of new farming alternatives. Mississippi leads the nation in the production of catfish and accounts for about 75% of the total United States catfish production. In addition, other important production crops in Mississippi are timber, sweet potatoes, soybeans, and rice. New commodities that have generated a lot of interest in recent years include blueberries, ratites (ostrich and emus) and fresh vegetables. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Of Mississippi's total land area, 62% (approximately 18.6 million acres) is classified as commercial forest and generates $11.4 billion in business annually.

All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 20 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

In Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

For the fiscal year ended June 30, 2005, State general fund receipts and disbursements were budgeted at approximately $3,935,925 and $3,632,192, respectively. State special fund receipts and disbursements were estimated to be approximately $7,709,234 and $7,787,771, respectively. Total general fund collections through May 2006 are up 13% over the same period for 2005. State sales and income tax collections over the same period are also up 17% and 10%, respectively.

NEW YORK FUND:

This section contains information from the Annual Information Statement of the State of New York (the "State") dated June 12, 2006 ("AIS"). The AIS sets forth the official disclosure information regarding the financial condition of the State. Accordingly this section sets forth certain information from the sections of the AIS entitled "Current Fiscal Year," "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," and "Authorities and Localities." Information from the remaining sections of the AIS set out under the headings "State Organizations," "Litigation," and "Exhibits" is not included herein. This section is not a complete summary of the AIS. This section is derived from selected information published in the AIS. The AIS was filed with Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us.

CURRENT FISCAL YEAR

The State's current fiscal year began on April 1, 2006 and ends on March 31, 2007. The State finalized the Enacted Budget for 2006-2007 on April 26, 2006. As in past years, the Legislature enacted the entire debt service bill in mid-March. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for fiscal year 2006-2007. On April 26, 2006, the Legislature finalized the 2006-2007 Enacted Budget. The Enacted Budget Financial Plan was prepared by the DOB and reflects the actions of the Legislature and Governor through May 12, 2006.

The 2006-2007 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2006-2007 Enacted Budget Financial Plan set forth in the June 12, 2006 AIS.

2005-2006 FISCAL YEAR

GENERAL FUND

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The DOB reported a General Fund surplus of $2.0 billion for 2005-2006. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion. The General Fund ended fiscal year 2005-2006 with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-2006), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in spending stabilization reserve.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-2006, an increase of $2.9 billion from 2004-2005. Medicaid, school aid and fringe benefits were the main sources of annual growth.

STATE FUNDS

The State Funds Financial Plan comprises the portion of the All Funds Plan supported exclusively by State taxes, fees, and other resources. It includes the General Fund and State-financed special revenue, capital, and debt service funds, but excludes Federal aid.

The State ended fiscal year 2005-2006 with a State Funds cash balance of $6.8 billion. In addition to the $3.3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $221 million, partially offset by a negative balance in the capital projects funds of $406 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements. The fund balance was held in numerous funds/accounts that support a variety of programs including ongoing Health Care Reform Act ("HCRA") programs, the operations and activities of the State University of New York campuses, industry regulation, public health and public safety. The fund balance in the debt service funds reflects the timing of bond sales. The negative balance in the capital projects fund results from outstanding loans from the State's Short-Term Investment Pool ("STIP") used to finance capital projects costs prior to the receipt of bond proceeds.

State Funds receipts totaled $71.7 billion in 2005-2006, an increase of $7.4 billion from the 2004-05 results. The variance was the result of higher-than-expected collections from miscellaneous receipts and taxes. Actual State Funds disbursements totaled $69.7 billion in 2005-2006, an increase of $3.7 million over 2004-05 results. The variance was largely related to General Fund spending and growth in other State funds spending.

ALL FUNDS

The All Funds Financial Plan includes Federal aid received by the State, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

The State ended fiscal year 2005-2006 with an All Funds cash balance of $7.1 billion. Partially offsetting the $6.8 billion State Funds balance, the Federal Funds had a closing balance of $249 million, including $447 million in Federal special revenue funds, partially offset by a negative balance in the Federal capital projects funds of $198 million. The fund balance in the special revenue funds partly reflects the timing of receipts and disbursements. The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2005-2006 totaled $107 billion, an increase $6.3 billion over 2004-05 results. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes. All Funds disbursements for 2005-2006 totaled $104.3 billion, an increase of $3.7 billion over 2004-05 results. The increase in State Funds spending of $8 billion, combined with a decline in Federal Funds spending of $2.1 billion, account for the variance. In addition to the State Funds variance described above, Federal funds for education programs and World Trade Center cost and Medicaid were revised downward.

ENACTED BUDGET FINANCIAL PLAN FOR 2006-2007

OVERVIEW

The Executive Budget proposal for 2006-2007, if enacted in its entirety, would have eliminated a projected budget imbalance of $751 million. The Enacted Budget Financial Plan for 2006-2007, which incorporates both the Legislature's modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006), is also balanced. Although the Legislature adopted the budget by the start of the fiscal year, the process was, and continues to be, marked by substantive policy disagreements between the Governor and Legislature. In mid-April, the Governor vetoed 207 individual items of appropriation and the entire "revenue" bill (companion legislation that authorized numerous tax law changes). The Governor said the vetoes were done to (1) maintain a properly balanced budget in 2006-07, provide for adequate reserves, and ensure manageable outyear budget gaps and (2) remedy unconstitutional revisions made by the Legislature to the Executive Budget.

The Legislature has constitutionally overridden 165 of the Governor's vetoes through the date of the AIS, generating estimated General Fund costs of roughly $600 million in 2006-07. The most significant items restored by the Legislature included: additional operating aid increases for public universities, increased spending for the Tuition Assistance Program (TAP), grants in aid to local school districts and other education-related entities subject to allocation by the Legislature, and discretionary "member item" spending for grants and projects initiated by individual legislators. The Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates in the AIS incorporate the savings generated by the Governor's vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07. The Legislature and other parties have indicated they will challenge the Executive's constitutional authority concerning one or more of such items.

The Enacted Budget includes $1.7 billion of the $2 billion in 2006-07 actions to restrain spending growth recommended in the Executive Budget. Medicaid cost containment, including roughly $600 million in savings from the Governor's vetoes of unconstitutional additions, totals $1.3 billion, or roughly 80% of the total. The Enacted Budget includes an increase of nearly $1.3 billion in school aid (school year basis), a $1.1 billion All Funds spending increase in Medicaid including the completion of the takeover by the State of Family Health Plus
(FHP) costs from counties and State (rather than county) payment of all Medicaid costs in excess of 3.25% growth, a new statewide school construction grant program totaling $2.6 billion, elimination of the sales tax on clothing purchases under $110, a limitation on duplicative prescription drug coverage for persons eligible for both Medicare Part D and Medicaid, which is estimated to avoid roughly $220 million in costs (2006-07 only), a new Medicaid Inspector General's Office to identify, investigate, and prosecute Medicaid fraud, a $1.8 billion spending stabilization reserve, and a $250 million deposit to the State's Debt Reduction Reserve.

The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $50.8 billion, an increase of $4.3 billion (9.4%) from 2005-2006. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $77.1 billion, an annual increase of $7.4 billion (10.6%). All Funds spending, which includes Federal grants, is estimated to increase by $8.1 billion (7.8%) for a total of $112.5 billion.

The 2006-2007 Financial Plan includes a spending stabilization reserve of $2 billion. The State's general reserves are projected to total $3.2 billion in 2006-2007, equivalent to roughly 6.3% of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from projections. Risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

The All Funds State employee workforce level was 191,400 at the end of the 2005-2006 fiscal year. The workforce is projected to total 191,275 by the end of fiscal year 2006-2007. The projected 2006-2007 workforce level represents a decrease of 19,800 full-time employees since January 1995. In recent years, the State workforce has remained relatively stable through the use of a hiring freeze which allows the State to maintain staffing of critical positions.

The $2.9 billion Rebuild and Renew New York Transportation General Obligation Bond Act was approved by the voters in November 2005. Proceeds from the Bond Act are divided equally between Department of Transportation ("DOT") and the Metropolitan Transportation Authority ("MTA") capital programs, and will be used to partially finance the new DOT and MTA five-year capital plans of $17.9 billion for each plan, respectively. The Enacted Capital Plan projects that about $236 million in General Obligation Bonds will be issued in 2006-2007.

PROJECTED OUTYEAR BUDGET GAPS

The General Fund budget gaps for the 2007-2008 and 2008-2009 fiscal years now are estimated at roughly $3.7 billion and $4.1 billion, respectively. For planning purposes, the current budget gap estimates reflect the use of the Fiscal Stability Reserve to reduce the outyear gaps in equal amounts. The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes and State reimbursement obligations that are driven by local government activity.

NEW YORK STATE ECONOMY

The New York economy continues to expand. The State's recovery is securely in the middle of its third year. The State's financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. However, the most recent data continues to indicate that the State's economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9% in 2006. The strength in employment and income growth will almost fully compensate for the decline in stimulus coming from the housing market. Wage and personal income growth are projected at 5.5% and 6.2%, respectively, for 2006.

SPECIAL CONSIDERATIONS

Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

RISKS TO THE NEW YORK FORECAST

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2007. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

FEDERAL ISSUES

The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, a portion of Federal Medicaid payments related to School Supportive Health Services has been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future.

The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

OTHER RISKS

The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system, in violation of the State Constitution, failed to provide students in New York City with an adequate education.

As of the close of 2005-2006, the DOB projects balances in the State's general reserves to guard against unbudgeted risks will total $1.0 billion. The reserves include $944 million in the Rainy Day Reserve, after the maximum deposit of $72 million in 2005-06 and $21 million in the Contingency Reserve Fund for litigation. The Rainy Day Reserve is currently at its statutory maximum balance of 2%, and can be used only to respond to unforeseen mid-year budget shortfalls.

Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

Existing labor contracts with all the State's major employee unions are set to expire at the end of 2006-07. The existing agreement covered a four-year period and included an $800 lump sum payment and general salary increases of 2.5% in 2004-05, 2.75% in 2005-06 and 3.0% in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a cost of approximately $2.2 billion to the General Fund and $2.9 billion on an All Funds basis over the life of the agreement. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1% salary increase would cost the General Fund roughly $83 million annually and $129 million in All Funds.

The State Financial Plan assumes the receipt of approximately $500 million annually in miscellaneous receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned levels, and there can be no assurance that a comparable shortfall will not occur in 2006-07 or in future years.

AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of the AIS, "public authorities" refers to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2005, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $124 billion, only a portion of which constitutes State-supported or State-related debt.

METROPOLITAN TRANSPORTATION AUTHORITY

The AIS states that the official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at http://www.mta.info and that the State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.

THE CITY OF NEW YORK

The AIS states that the official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007 and that the State assumes no liability or responsibility for any financial information reported by The City of New York.

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to re-impose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, the OSDC, the City Comptroller and the Independent Budget Office issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341,
Attention: Deputy Comptroller for Budget; and Independent Budget Office, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-2006 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Erie County, the State enacted legislation in July 2005 that created the Erie County Fiscal Stability Authority (ECFSA). Under this statute, the County is required to take annual budgetary actions necessary to address increasing percentages of its projected budget gaps and the ECFSA is authorized to finance the remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. The County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities, or any of their respective public authorities, may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

NORTH CAROLINA FUND:

North Carolina's economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State's estimated population as of July 2005 was 8,683,242. According to the Employment Security Commission, the total seasonally adjusted non-farm employment accounted for approximately 3,980,700 jobs in May 2006, approximately 80% of which were in the service sector. Manufacturing firms employ approximately 14.3% of the non-agricultural work force, resulting in the State being named ninth nationally for manufacturing employment. The State has continued to experience significant investment by international firms, and is ranked fifteenth largest among the states in export trade as of December 2005. The services industry sector constitutes the single largest job segment of the State's economy, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

The State's labor force was 4,373,486 in April 2006. North Carolina's seasonally adjusted unemployment rate in April 2006 was 4.3%, down from 4.5% in March 2006. The national rate was 4.6% in May 2006, down from April 2006. As of May 2006, the total non-farm seasonally adjusted employment increased by 61,800 jobs since April 2005.

BUDGET PROCESS

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29.9% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

The State ended fiscal year 2004-2005 with an over-collection of revenues of $681.3 million which was 4.4% above the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%) and sales and use taxes (2.72%). In addition, unexpended appropriation or reversions of $120 million were realized. Therefore, the State closed fiscal year 2004-2005 with a $478.5 million unreserved fund balance after transferring $199.1 million to the Savings Reserve and $125 million to the Repairs and Renovations Reserve.

STATE REVENUES AND EXPENDITURES

The adjusted fiscal year 2006-07 budget totals $18,850 million, a $1,454 million increase over the budget passed for 2005-06. These adjustments are possible due to responsible spending over the last five years, the strong, transitioning economy and the State's commitment to conservative budget practices. As a result, the State was able to report a revenue surplus of over $680 million at the end of fiscal year 2004-05, and it is anticipated that there will be a surplus of almost $1.1 billion in fiscal year 2005-06. Individual income taxes for the period through June 30, 2005 increased by $900 million, or 12%, as compared with those of 2003-2004. Corporate income tax revenue increased by $434 million or 52%, and returns from franchise taxes increased by $53.4 million or 12% relative to 2003-2004. Sales and Use taxes for the same period increased by $255 million. The enacted General Fund budget for fiscal year 2005-06 is $17,181.4 million, which includes $16,539.6 million to fund the continuation of programs at existing service levels, $1,156.9 million to fund new programs and to expand the service levels of existing programs, and $515.1 million in program reductions. The enacted General Fund budget for fiscal year 2006-07 is $17,396.3 million, which includes $17,154.8 million for continuation of programs at existing service levels, $881.6 million to fund new programs and expand the service level of existing programs, and $640.2 million in program reductions. The revenue budget continues the State Sales and Use Tax rate at 4.5% and the 8.25% income tax bracket through fiscal year 2006-07. It also diverts a portion of the national tobacco settlement payments and increases the tobacco tax by 25 cents per pack effective September 1, 2005 and another 5 cents per pack increase effective July 1, 2006. Additionally, the budget includes changes to simplify and modernize the sales tax.

As of May 24, 2006, general obligations of the State of North Carolina were rated "Aa1" by Moody's and "AAA" by S&P and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

PENNSYLVANIA FUND:

State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established State with a diversified economy. Pennsylvania had been historically identified as a heavy industry State. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $4.8 billion in crop and livestock products annually. Over 58,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands- nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

Non-agricultural employment in Pennsylvania over the ten years ending in 2005 increased at an annual rate of 0.8%. This rate compares to a 0.8% rate for the Middle Atlantic region and 1.2% for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years to 87.8% of the total employment in 2005. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.0% of 2005 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2005, the services sector accounted for 43.9% of all non-agricultural employment while the trade sector accounted for 16.4%.

Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.4% in 1996. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 5.0% through 2005. From 1996 through 2005, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. As of May 2006, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.5%, compared to 4.7% for the United States. Since 2002, Pennsylvania's annual average was at or below both the Middle Atlantic and the U.S. rates.

State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the un-appropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the un-appropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Financial Condition and Results of Operations (GAAP Basis). During the five year period ending with fiscal 2005, total revenues and other sources increased by an average of 6.5% annually. Tax revenues during this same period increased by an annual average of 4.3%. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2001 through 2005 rose at an average annual rate of 6.9%. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth adopted several new accounting and reporting standards established by the Governmental Accounting Standards Board in its Statements 33, 34, 35, 36, 37 and 38 (collectively, the "New Standards"). Among other things, these New Standards require presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. Other features of the new government-wide financial statements are the reporting of infrastructure assets and related depreciation. Previously, the Commonwealth did not report infrastructure values or accumulated depreciation related to general fixed assets. As part of implementing the New Standards, effective July 1, 2001, the Commonwealth reclassified and/or restated numerous fund balance amounts previously reported at June 30, 2001 and reported governmental activities net assets at June 30, 2001. Note B to the financial statements in the June 30, 2003 Comprehensive Annual Financial Report provides a detailed explanation of the nature and amount of such restatements. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. Beginning with fiscal year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial statements.

The Commonwealth has recently restated its GAAP basis financial statements for the fiscal year ended June 30, 2002 (the "2002 GAAP Financial Statements"). This restatement was triggered by a reporting change for certain assets included in the June 30, 2002 audited financial statements for the State System of Higher Education ("SSHE"), which is a component unit of the Commonwealth for which separate audited financial statements are obtained. Since the auditors for the 2002 GAAP Financial Statements rely on the audits of component units of the Commonwealth and related opinions, the auditors for the 2002 GAAP Financial Statements determined that the audit developments affecting SSHE required a restatement of the 2002 GAAP Financial Statements. Accordingly, the 2002 GAAP Financial Statements have been restated and on February 23, 2004 were filed with each NRMSIR and posted on the Office of the Budget's website.

Assets in the Commonwealth's governmental fund types as of June 30, 2005 were $15,984.09 million. Liabilities for the same date were $9,002.10 million. The fund balance at the end of fiscal 2005 totaled $6,981.99 million, which is an increase of $188.11 million from the June 30, 2004 balance.

Fiscal Year 2005 (Budgetary Basis). Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary un-appropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final un-appropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5% increase over fiscal year 2004 receipts.

The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6% over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Major components of the tax revisions were: (i) an increase in the personal income tax from 2.8% to 3.07%; (ii) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities; (iii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, a portion of which was transferred to the new Health Care Provider Retention Account to be used to provide financial assistance for malpractice premiums for certain physicians practicing in particular high-risk medical specializations under the medical malpractice abatement program. This program was enacted for calendar years 2003 and 2004, and the General Assembly approved an extension for an additional year in 2005; (iv) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004; and (v) various other tax rate and tax base revisions, including some tax cuts. Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9%. Personal income tax receipts grew by $1,013 million or 13.1% over fiscal year 2004 revenues. Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts. During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7%, which generally reflected improvements in the overall state and national economy. Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5% over fiscal year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million. Earnings from investments and revisions to the Commonwealth's escheats program continued to provide revenues well in excess of the estimate for fiscal year 2005. Various revisions to the Commonwealth's escheat program were enacted as part of the fiscal year 2003 and 2004 budgets. These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years. Additionally, significant nonrecurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth's liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4% from fiscal year 2004 levels.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6% from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005. The fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending un-appropriated balance was $364.8 million for fiscal year 2005.

Fiscal Year 2006 Budget. The adopted fiscal year 2006 budget is based on an estimated 2.8% increase in Commonwealth General Fund revenues from those received in fiscal year 2005. The enacted budget appropriates $24,277.6 million of Commonwealth funds against estimated revenues net of tax refunds, of $23,914.9 million. The $362 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the $364 million fiscal year 2006 beginning balance. Additionally, the enacted fiscal year 2006 budget allocates additional state funds to replace significant amounts of formerly available federal funds.

The fiscal year 2006 revenue estimate for the Commonwealth, as estimated in June 2005, is based upon an economic forecast of 3.3% growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of 2006. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $731.8 million or approximately 3.1% prior to reserves for refunds. Fiscal year 2006 Commonwealth revenues from the personal income tax are forecasted to increase by 5.0%, while receipts from the sales and use tax are estimated to rise 3.4% over fiscal year 2005 receipts. Corporate receipts are expected to grow minimally in fiscal year 2006, at a rate of 0.3%, whereas revenues from non-tax sources such as earnings on investments and escheats are forecast to decline by 8.5%. A majority of the projected decline in non-tax revenues is attributable to the phase out of onetime revenue enhancements achieved in fiscal years 2004 and 2005 from revisions to the Commonwealth's escheats program.

The ongoing economic expansion and job creation as experienced both nationally and within the Commonwealth during 2005 has contributed to Commonwealth revenues exceeding the estimates used to certify fiscal year 2006 General Fund revenues. Estimates for fiscal year 2006 General Fund revenues were revised in February 2006 as part of the Governor's proposed fiscal year 2007 budget. Based on a continuation of economic growth from the third quarter of 2005 and trends in actual receipts through January, the fiscal year 2006 General fund revenue estimate was increased by $363.7 million. Total General Fund revenues for fiscal year 2006 are projected to be $25,353.6 million. Actual Commonwealth revenues for the fiscal year-to-date through April 2006 are over $588 million above the estimate for that period, a surplus of 2.8%. Corporate taxes are $302.4 million over estimate, a 7.2% surplus to the year-to-date estimate. Personal income taxes are $201.1 million over the estimate, a surplus of 2.6% versus the year-to-date estimate. Sales and use taxes are essentially at estimate as actual receipts through April 2006, are $40.3 million above estimate, a difference of only 0.6% from the fiscal year-to-date estimate. Realty transfer tax revenues also exceed the year-to-date estimate by $49.3 million or 12.0% based in part on continuation of a strong housing market within the Commonwealth.

In July 2005, the General Assembly approved, and the Governor signed into law, Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as "Growing Greener II." The enactment of Act 45 implements the Governor's major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, which are otherwise directed into the Commonwealth's Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

The enacted fiscal year 2006 budget provides $24,304.0 million of appropriations from Commonwealth revenues, an increase of 5.4% from fiscal year 2005 expenditures and represents a planned draw down of $364 million of the un-appropriated surplus balance available at the end of fiscal year 2005. A portion of the increased level of state funded appropriations is attributable to the replacement of federal funds received, on a one-time basis, which were utilized during the fiscal year 2004 and 2005 budgets. The enacted budget also includes $856.8 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount is an increase of 23% from the $697.9 million in such proceeds utilized during fiscal year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives the contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use the county contributions to pool transactions to match additional federal funds is currently scheduled to expire in 2010. Included in the Governor's proposed fiscal year 2007 budget is a request for supplemental appropriations for fiscal year 2006 totaling $197 million. Additional funding via requested supplemental appropriations includes $168 million in additional medical and other assistance funds and $25 million in volunteer company grants (first responders). The preliminary fiscal year ending un-appropriated balance, net of lapses and supplemental appropriations is currently estimated to be nearly $272 million for fiscal year 2006. Following a statutorily-required transfer of 25% of this preliminary ending balance totaling nearly $68 million, the 2006 fiscal year ending un-appropriated balance is currently estimated to be nearly $204 million.

The achievement of the budgeted results, including current estimates, may be adversely affected by a number of trends or events, including developments in the national and state economy.

Fiscal Year 2007 Proposed Budget. A proposed fiscal year 2007 budget was submitted by the Governor to the General Assembly on February 8, 2006. The proposed budget recommends appropriations totaling $25,425.3 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $25,225.2 million. The $200.1 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $204 million beginning balance. Additionally, the proposed fiscal year 2007 budget allocates additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds. The Governor's proposed fiscal year 2007 budget includes proposals for significant increases in funding for local school districts and higher education within the Commonwealth. The proposed budget also includes a new children's health insurance program called "Cover All Kids" which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. The Commonwealth's prescription drug coverage program is also proposed to expand to cover an additional 120,000 seniors within the next 18 months by building upon the federal Medicare Part D program. The proposed fiscal year 2007 budget includes initiatives to increase the efficiency of government operations within the Commonwealth and includes estimates to save over $1 billion annually in fiscal year 2007. The fiscal year 2007 proposed budget includes a decrease in expenditures of 2.5% exclusive of expenditures covering education, public welfare and Commonwealth debt service.

As part of his fiscal year 2007 budget proposal, the Governor proposed a major program revision to the Commonwealth's Health Investment Plan, a series of health-related programs funded entirely from Tobacco MSA revenues. Currently, 100% of Tobacco MSA payments received are utilized for health care related expenditures. Revenues received are statutorily distributed based upon enacted funding formula. The Commonwealth's health research component currently receives 19% of annual Tobacco MSA funds and these funds are annually expended on health-related research projects undertaken by Pennsylvania-based researchers. The Governor's fiscal year 2007 budget proposes to create the Jonas Salk Legacy Fund, which would utilize half of the 19% (9.5%) of Tobacco MSA payments, currently dedicated to health research activities, to accelerate funding for bioscience research in Pennsylvania. Under this proposal, 9.5% of Tobacco MSA payments would be securitized through the issuance of approximately $500 million in bonds, the proceeds of which would be used to accelerate the construction of bioscience facilities, including laboratories, incubators and research parks. The proposed debt would be issued over a two-year period following approval by the General Assembly and programs funded with this debt from the Jonas Salk Legacy Fund would require a dollar-for-dollar private match, thereby increasing total investment in biosciences research and facility construction to over $1 billion. The proposed debt would be secured and paid solely from a pledge of 9.5% of the revenue from the Tobacco MSA.

In February 2006, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2007 budget. Further legislative debate is anticipated before both houses adopt the General Appropriation Bill.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass, or the Governor fails to sign, an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the March 1, 2006 Auditor General Certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 28, 2006 was approximately $26.1 billion, and, therefore, the net debt limitation for the 2005 fiscal year is approximately $45.7 billion. Outstanding net debt totaled approximately $6.4 billion at February 28, 2006. On February 28, 2006 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $39.3 billion.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody's.

City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2005.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $806.4 million in special tax revenue bonds outstanding as of June 30, 2003. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds. S&P and Moody's rate Philadelphia's general obligation bonds.

Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

SOUTH CAROLINA FUND:

South Carolina's economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950's, the state's economy has undergone a gradual transition to other activities.

In 2004, the leading contributors to South Carolina's gross state product were the manufacturing (20.5%), retail and wholesale trade (15.4%), real estate services (10.8%), and healthcare services (5.3%) industries. The government services sector is also a significant contributor. Fastest growing contributors to real gross state product were the information services (6.7% compound five-year growth), finance and insurance (5.1%) and utilities (4.4%) industries. The largest contributor to real gross state product, the manufacturing industry, has grown at 2.2% on the same basis, with durable goods growing at 4.9% and nondurable goods declining at 0.4%. Tourism is also an important and growing industry for the state. South Carolina's gross state product grew at a five-year compound rate of 2.6% from 2000 to 2004, and 4.1% from 2003 to 2004, compared to 2.4% and 4.3% for the same periods nationally, and 2.9% and 4.8% for the same periods in the southeastern states.

South Carolina's unemployment rate for 2005 was 6.8%, unchanged from 2004. Nationally, the unemployment rate was 5.1% in 2005. In February, 2006, South Carolina's unemployment rate was 6.9% while the national unemployment rate was 5.2%. Over the past four years, South Carolina's unemployment rate has trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state's unemployment rate are declines in manufacturing jobs (declining at an annualized rate of 4.9% from 2000 to 2005), and strong growth in the labor force. While South Carolina's economy is generating jobs, not enough jobs were created to address the expanding labor force. Strongest job growth through the period 2000-2005 occurred in the educational and healthcare (3.5%) and other services (4.7%) industries. The state's nonagricultural job count advanced 1.5% to 1.86 million in 2005, adding 27,400 jobs. Strongest growth occurred in the service sector. Largest gains were in professional and business services (up 8,610 jobs or 4.4%), trade, transportation and utilities (up 4,500 jobs or 1.3%), educational and health services (up 4,100 jobs or 2.3%), and financial activities (up 24,000 jobs or 4.3%). Manufacturing continued to decline (by 2.2%), particularly in non-durable goods (down 5.7%), mitigated by a modest increase in durable goods of 1.2%. The only other sector experiencing declines was the natural resources and mining sector (down 300 jobs or 2.7%). In March 2006, the U.S. Bureau of Labor Statistics released revised employment data for the state covering the last two calendar years. The data were revised sharply upwards. Initial releases indicated job growth for 2005 of 0.4%. The revised data indicate growth of 1.5%, with the pace accelerating toward the end of the calendar years. The revised growth in employment is more consistent with other measures of economic growth in the State.

In 2005, the State's per capita income increased to $28,352 or 4.29%, compared to an increase of 4.19% for the southeast and 4.65% for the nation. The State's per capita income was 82.0% of the national per capita income (compared to 82.3% in 2004). The State's per capita income was 91.4% of the southeast average per capita income (unchanged from 2004).

For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments that are expected to create about 12,370 new jobs. The projected average wage for Commerce-assisted job creation was $39,283, up 13% from 2004, and representing 139% of the state's per capita income. About 3,700 jobs were created in the state's rural areas. Manufacturing was the leading sector for investment (81%) and job creation (83%).

TENNESSEE FUND:

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State's fiscal year runs from July 1 through June 30.

In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government. Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined State and local sales tax rate of 9.75%. Additionally, the bill increased the State excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax. The changes are expected to generate an estimated $938 million in annual tax revenue.

The Legislature also authorized the placement of a lottery referendum on the November 2002 ballot. On November 5, 2002, Tennessee citizens voted to remove the State constitutional prohibition on lotteries, granting the General Assembly the authority to create a lottery. The constitutional amendment provides that lottery profits may only be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs. The Tennessee Advisory Commission on Intergovernmental Relations estimated that the State would realize profits from a lottery of $282 million based on patterns exhibited by mature lotteries in other states, though it is warned that lottery revenues are difficult to predict. According to the Tennessee Comptroller of the Treasury, lottery revenues are highly volatile, and some research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

Despite these changes, the State of Tennessee faces a recurring budget crisis for this fiscal year. Tennessee does not presently impose an income tax upon personal income and relies primarily on the sales tax for revenue. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Again, in 2002, the Legislature debated, but did not pass, income tax legislation. Since 1999, Tennessee's budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the State.

The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997 the State's economy began to reaccelerate, but it slowed beginning in 1998, with only modest economic gains through 2001. However, in recent years, the Tennessee State economy has benefited from the relatively strong pattern of national growth. Economists predict that Tennessee is poised to sustain economic growth through most of 2007.

Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. However, taxable sales have been a disappointment in recent years. Following weak growth of 3.2% in 2000, taxable sales contracted in 2001 at a 0.2% rate and only slightly advanced in 2002 at a rate of 0.4%. The changes to the sales tax in the summer of 2002 have also created some problems in defining the data series on taxable sales, which is derived from the State's revenue collections. Economists predict that sales growth, which improved to 3.5% in 2003, and continued on its slow path of recovery to 5.1% for 2004, rose to 12.6% for 2005. However, these figures still lag behind income growth for the same periods.

The positive effects of tourist and tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourist and tourism expenditures, however, and Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourist Development estimates that Tennessee had almost 36 million visitors in 2000, with total domestic and international travel-related spending in Tennessee reaching nearly $16.3 billion.

Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only 3.8% in 2001, the slowest in more than a decade and trailing the national pace of expansion. Quarterly personal income for Tennessee seasonally adjusted at annual rates increased continuously for all of 1995 through 2000. Personal income growth improved in 2002, yielding a gain of 3.6%. Economists predict that Tennessee will experience slightly stronger growth than the nation in 2005 but will slip below the nation in growth in 2006. Inflation-adjusted personal income per capita is expected to grow at a compounded annual rate of 2.5% through 2010. The State's personal income per capita is expected to rise to 90.0% of the national average by 2011, up from about 89.5% in 2002. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

State labor markets are expected to show marked improvement over the performance of the last couple of years. Total nonagricultural jobs are expected to be up 1.1% for the upcoming fiscal year as opposed to 1.6% for nonagricultural growth on a national level. Manufacturing is expected to experience its first annual growth in jobs since the 1990s by approximately 0.2%.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of workforce basis, while service sector employment in Tennessee has climbed steadily since 1973. Non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and 5% in finance, insurance and real estate.

Manufacturing employment is one component of non-agricultural employment. The State's manufacturing sector, which has shed jobs going back to 1999, will continue to struggle through 2006, although slightly less than in recent years. The job losses remain most pronounced in the textile, apparel and leather industries. Between 1999 and the second quarter of 2002, nearly 45,000 jobs were lost in manufacturing. In 2001, manufacturing job losses totaled 5.6%, with a 6.5% contraction in durable goods manufacturing and a 4.2% downturn in non-durable goods manufacturing.

Agriculture also remains an important sector of the Tennessee economy. While Tennessee has experienced a continued downward spiral in farm income, 2002 may have marked the bottom as the agriculture sector turned the corner to a more optimistic outlook. Tennessee tobacco acreage and income are expected to continue their substantial decline, causing tobacco to fall to the State's second leading cash crop behind cotton, and short-term recovery is viewed as unlikely. Agriculture production declines were partially offset by a modest price recovery in 2002, though levels are still below those seen in the mid-1990s, and the Tennessee livestock sector remains relatively strong. Tennessee ranks among the top five timber-producing states, producing $390 million in timber income in 2003. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict.

Tennessee's population increased approximately 20.0% from 1990 to 2003. The State's population was estimated in 2003 at approximately 5.80 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.

Tennessee's general obligation bonds have been graded "AA" (negative outlook) by Standard & Poor's. Moody's Investor Service has graded Tennessee general obligation bonds "Aa2" (Credit Watch negative implications). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

VIRGINIA FUND:

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.

General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government, construction, and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending. In particular, the 2005 Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.

The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. After a period of negative financial trends from fiscal year 2001 to 2003, financial trends for fiscal years 2004 and 2005 were positive, in part, as a result of several tax reform measures to provide additional revenues including an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack. In fiscal year 2005, general fund revenues and other sources exceeded expenditures and other uses by $755.8 million. As of June 1, 2006, the Commonwealth had a Standard & Poor's rating of "AAA," a Moody's rating of "Aaa," and a Fitch rating of "AAA" on its general obligation bonds.

WEST VIRGINIA FUND:

West Virginia is among the nation's leading states in coal, oil and gas production. Recent increases in energy prices have brought an increase in State tax revenues attributable to these industries. However, West Virginia's economy continues to diversify, and its dependence on coal mining, oil and gas is diminishing. Manufacturing, services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. The State continues to make a significant effort to grow the wood products, poultry processing and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon economic development, and the Legislature has enacted a number of statutes designed to foster economic growth.

Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2005 was 5.0% (annual average). According to data from the U.S. Department of Commerce, West Virginia ranked 47th among the states in per capita personal income for 2005, up one place from the previous year.

The West Virginia Treasurer's Office compiles an Annual Debt Capacity Report, addressing various issues of debt management by State government. Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the "average to low range of nationally recognized debt limits." According to the Annual Debt Capacity Report for the period ended June 30, 2005, the State had net tax supported debt of $1.75 billion, of which 42% was general obligation bonds, representing a potential burden of 5.32% on the State's general revenue fund. The recommended "cap" on this ratio, to keep it in the "average to low range of nationally recognized debt limits," is 5%. Other ratios concerning net tax supported debt, expressed as a percentage of personal income, 3.66% (recommended "cap" 3.0%), and as a percentage of assessed value, 3.06% (recommended "cap" of 2.0%). As of June 30, 2005, West Virginia's net tax supported debt per capita was $953 (recommended "cap" of $950).

According to the Debt Capacity Report, Moody's rating of West Virginia's general obligation bond debt as of May 2005 was "Aa3." The Fitch and S&P ratings are both "AA-." States with a similar "Aa3" rating from Moody's include Alabama, Connecticut, Hawaii, Illinois, Montana, Mississippi, New Jersey, Oklahoma, Oregon, Rhode Island and Wisconsin.

Litigation recently concluded regarding whether the State's coal severance tax, when applied to coal shipped to other countries, violates the Import-Export Clause of the United States Constitution. The multiple cases involved refund claims estimated by the State to total around $500 million, including interest, with potential prospective loss of revenue of about $50 million per year. In December of 2005, the West Virginia Supreme Court of Appeals held that the taxes do not violate the Import-Export Clause, and on June 5, 2006, the United States Supreme Court declined to hear the taxpayers' appeal.

Like many states, West Virginia faces a future clouded by under-funded pension and other post-employment benefit plans. In June of 2005, West Virginia voters rejected a proposed plan to issue approximately $5.5 billion of pension obligation bonds, thus requiring the under-funded pension problem to be solved by resort to the State's general revenue stream. However, recent revenue surpluses have been used to pay down the substantial pension fund shortfall, lessening the burden in future years.

Legislation privatizing workers' compensation became effective in January of 2006, and has already resulted in significant savings for some employers. The former, state-run workers' compensation agency had amassed debt in excess of $3 billion, which is now authorized to be paid off through special-revenue bonds. Under the legislation, a state-run employers' mutual insurance company, called BrickStreet, handles all claims, and other insurers that write workers' compensation policies may compete with BrickStreet beginning July 1, 2008.

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI, updated through September 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

TABLE OF CONTENTS

I.    Definitions........................................................     2

II.   Management of the Fund.............................................     2

III.  Sales Charge Waivers...............................................     7

IV.   Distribution Plan..................................................     7

V.    Financial Intermediary Compensation................................     9

VI.   Investment Techniques, Practices, Risks and Restrictions...........    10

VII.  Net Income and Distributions.......................................    10

VIII. Tax Considerations.................................................    11

IX.   Portfolio Transactions and Brokerage Commissions...................    22

X.    Disclosure of Portfolio Holdings...................................    24

XI.   Determination of Net Asset Value...................................    28

XII.  Shareholder Services...............................................    30

XIII. Description of Shares, Voting Rights and Liabilities ..............    32

Appendix A. Trustees and Officers - Identification and Background .......    34

Appendix B. Proxy Voting Policies and Procedures.........................    39

Appendix C. Waivers of Sales Charges.....................................    69

Appendix D. Financial Intermediary Compensation..........................    77

Appendix E. Investment Strategies and Risks..............................    88

Appendix F. Investment Restrictions......................................   117

Appendix G. Recipients of Non-Public Portfolio Holdings on an Ongoing
            Basis.........................................................  120

Appendix H. Description of Bond Ratings..................................   122

  I. DEFINITIONS

  "Alliance Plans" - include retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

  "Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

  "Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

  "MFS Serviced Plans" - include retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services.

  "1940 Act"- the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.


  II. MANAGEMENT OF THE FUND
> TRUSTEES/OFFICERS

  Board Oversight -- The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

  Trustees and Officers -- Identification and Background -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix A of this Part II.

> INVESTMENT ADVISER

  MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

  Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix B to this SAI Part II (except for the MFS Union Standard Equity Fund, for which JMR Financial, Inc., votes proxies as described in Appendix B to this SAI Part II). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's Web site at http://www.sec.gov.

  INVESTMENT SUB-ADVISER - MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital or the Sub-Adviser) to act as sub-adviser with respect to the real estate related portion of the MFS Diversified Income Fund's portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"), a corporation organized in Canada as well as an affiliate of MFS. Sun Life Financial and its affiliates currently transact business in Canada, the United States and Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial Inc. is located at 150 King Street West, Toronto, Canada, M5H 1J9.

  The Sub-Adviser is a Delaware limited liability company and a registered investment adviser. The Sub-Adviser provides investment management and supervisory services to mutual funds and institutional accounts.

  INVESTMENT ADVISORY AGREEMENT -- MFS manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

  MFS pays the compensation of the Trust's officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

  The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

  The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not "interested persons" of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

  The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

  SUB-ADVISORY AGREEMENT - Sun Capital serves as the MFS Diversified Income Fund's Sub-Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Adviser delegate to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the "Fund"). Sun Capital will provide portfolio management services for the Fund for the portion of the portfolio invested in REITs ("real estate investment trust") and other real estate related investments. For these services, the Adviser pays the Sub-Adviser an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund's average daily net assets managed by the Sub-Adviser. The Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days' written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

> ADMINISTRATOR

  MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the fund pays an annual fee to MFS for providing these services.

  Effective August 1, 2006, the maximum annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets (except for Funds investing primarily in shares of MFS Funds):

  -----------------------------------------------------------------------
  On the first $50,000,000 in assets                              0.0000%
  -----------------------------------------------------------------------
  $50,000,000 - $750,000,000 in assets                            0.0175%
  -----------------------------------------------------------------------
  $750,000,000 - $1,500,000,000 in assets                         0.0170%
  -----------------------------------------------------------------------
  $1,500,000,000 - $2,500,000,000 in assets                       0.0165%
  -----------------------------------------------------------------------
  $2,500,000,000 - $4,000,000,000 in assets                       0.0120%
  -----------------------------------------------------------------------
  Over $4,000,000,000                                             0.0000%

  The fees are subject to minimum and maximum fees, based on the asset level of the MFS Funds.

  In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the Fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. In addition, MFS has agreed in writing to waive the fee to 0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3, until at least September 30, 2007.

> SHAREHOLDER SERVICING AGENT

  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, plus a target profit margin. MFSC may also contract with other third party service providers to provide some or all of the services described above. MFSC has contracted with State Street Bank and Trust Company to perform dividend disbursing agent functions for the Fund.

  Under the Agreement, MFSC may receive a fee from the Fund designed to achieve a target pre-tax annual profit margin. Taking into account this goal, effective April 1, 2006, the Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.0964%. Such fee rate shall continue until modified by agreement between the Fund and MFSC, taking into account MFSC's pre-tax profit margin target.

  In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with third parties that provide omnibus accounting, network, subtransfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

> DISTRIBUTOR

  MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

  See Appendix D to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

> PROGRAM MANAGER(S)

  MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. The Fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

  Under the Agreement, the Fund pays MFD a fee for these services of up to 0.35% annually of the assets attributable to the 529 share classes. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the Fund's Board of Trustees. MFD pays a portion of this fee to third parties who provide these services.

  Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

> CODE OF ETHICS

  The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's or sub-adviser's Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

  III.      SALES CHARGE WAIVERS

  In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares, are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

  IV. DISTRIBUTION PLAN

  The Trustees have approved a plan in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan"). The Fund has not adopted a Distribution Plan with respect to its Class I or Class R5 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan ("Distribution Plan Qualified Trustees"), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

  The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a Fund's net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a Fund's expense ratio by spreading the Fund's fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund's portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

  The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates ("Designated Class"). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

  The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

  -----------------------------------------------------------------------------
                                                                  MAXIMUM TOTAL
                         MAXIMUM             MAXIMUM               DISTRIBUTION
                      DISTRIBUTION           SERVICE               AND SERVICE
          CLASS           FEE                 FEE                      FEE
  -----------------------------------------------------------------------------
  Class A                0.10%                0.25%                    0.35%
  -----------------------------------------------------------------------------
  Class 529A             0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class B                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529B             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class C                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529C             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class R                0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R1               0.50%                0.25%                    0.75%
  -----------------------------------------------------------------------------
  Class R2               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R3               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R4               0.00%                0.25%                    0.25%
  -----------------------------------------------------------------------------
  Class W                0.10%                0.00%                    0.10%
  -----------------------------------------------------------------------------
  Class J                0.25%                0.70%/0.75%           0.95%/1.00%
  -----------------------------------------------------------------------------
  Service Class          0.25%                0.00%                    0.25%
  -----------------------------------------------------------------------------

  In certain circumstances, the fees described below may not be implemented, are being waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

> SERVICE FEES

  The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

> DISTRIBUTION FEES

  The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

  In addition, with respect to Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Emerging Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Capital Opportunities Fund, MFS Strategic Income Fund, and MFS Bond Fund, to the extent that the annualized aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% of Class A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

  V. FINANCIAL INTERMEDIARY COMPENSATION

  MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, retirement plan administrative and service fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix D of this Part II.

  VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

  Set forth in Appendix E of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techniques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.


  VII. NET INCOME AND DISTRIBUTIONS

> MONEY MARKET FUNDS

  The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days that the Exchange is closed).

  For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

  Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

  It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

  In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

> OTHER FUNDS

  Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

  VIII. TAX CONSIDERATIONS

  The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

> TAX TREATMENT OF THE FUND

  Federal Taxes -- The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

    (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

    (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

  In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting the diversification requirement described in paragraph (c).

  In general, for purposes of the 90% income requirement described in paragraph
  (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

  As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

  If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

  Massachusetts Taxes -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

> TAXATION OF SHAREHOLDERS

  Tax Treatment of Distributions -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

  For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

  In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

  Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

  Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

  Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

  Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

  Capital Loss Carryovers-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in the notes to the financial statements for the Fund.

  Dividends-Received Deduction-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

  Disposition of Shares-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

  Shares Purchased Through Tax-Qualified Plans -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

  U.S. Taxation of Non-U.S. Persons -- Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
  (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004, and, (2) with respect to its investments in underlying Funds (if any), with respect to designated distributions from such underlying Funds in their taxable years beginning after December 31, 2004, that are received by the Fund in its taxable year beginning after December 31, 2004. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to Research Bond Fund J shares. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
  Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

  If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

  In general, special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the Fund's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and real estate investment trusts ("REITs")). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds 5% or less of such class of stock at all times during the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

  For taxable years beginning on or after January 1, 2006, where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution. If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

  Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

  Foreign shareholders in the Fund should consult their tax advisers with respect to the potential application of the above rules.

  Backup Withholding -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The back-up withholding rules also apply to distributions that are properly designated as exempt-interest dividends.

  Foreign Income Taxation of a Non-U.S. Person -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

  State and Local Income Taxes: U.S. Government Securities -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

  Certain Investments -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a real estate mortgage investment conduit (a "REMIC") can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

  Options, Futures Contracts, and Forward Contracts -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

  Foreign Investments -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

  Foreign Income Taxes -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

  If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the Fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

  Tax Shelter Reporting -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

  Underlying Funds -- If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from underlying Funds' income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

  If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

  Depending on the Fund's percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income;" otherwise, it will be taxable as ordinary income.

  The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. Furthermore, if the Fund is a QIE and invests in an underlying Fund that is a QIE, a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the underlying Fund.

  Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

> SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS

  The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

  Tax-Exempt Distributions -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

  Taxable Distributions -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

  Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

  Certain Additional Information for Municipal Fund Shareholders -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

  Consequences of Redeeming Shares -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

  State and Local Income Taxes: Municipal Obligations -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

> SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES

  The following special consideration applies specifically to the ownership of a Fund' 529 share classes through a tuition program that qualifies under
  Section 529 of the Code.

  The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

  Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

  IX. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  For the purposes of this section, all references to the "Adviser" shall include the Sub-Adviser with respect to that portion of the MFS Diversified Income Fund for which the Sub-Adviser provides day-to-day investment advisory services.

  Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

  In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; and the quality of services rendered by the broker/dealer in that and other transactions.

  In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

  The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

  Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker/dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

  The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

  From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

  If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

  In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

  In certain instances there may be securities that are suitable for the Fund's portfolio as well as for one or more of the other clients of the Adviser or any subsidiary of the Adviser. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Advisor determines to purchase or sell the same securities for several clients at approximately the same time. The Advisor may, but is not required to, aggregate together purchases and sales for several clients and allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Services accounts; (2) funds or accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

  X. DISCLOSURE OF PORTFOLIO HOLDINGS

  The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

  Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

> PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS

  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

  The following information is generally available to you on the MFS Web site (mfs.com):

  Information                           Approximate Date of Posting to Web Site
  -----------                           ---------------------------------------
  Fund's top 10 securities holdings     14 days after month end
             as of each month's end
  Fund's full securities holdings       29 days after month end
           as of each month's end

  Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

  Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

  A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

> DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS

  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

  In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

  Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

  Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

  Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

  In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

  Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

  Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

  The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

> ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE

  With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with "Disclosure of Non-Public Portfolio Holdings" above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix G to this SAI Part II, or permit the recipients identified in Appendix G to this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

  This list of recipients in Appendix G to this SAI Part II is current as of June 30, 2006, and any additions, modifications, or deletions to this list that have occurred since June 30, 2006, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund's current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix G to this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

  XI. DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund's net asset value the next business day after such change.

> MONEY MARKET FUNDS

  Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the Fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

  The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

> NON-MONEY MARKET FUNDS

  Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

  Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

  Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

  Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

  Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

  Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

  Swaps are generally valued at a broker-dealer bid quotation.

  Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

  The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

  XII. SHAREHOLDER SERVICES

> INVESTMENT AND WITHDRAWAL PROGRAMS

  The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

  LETTER OF INTENT. Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

  If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  SYSTEMATIC WITHDRAWAL PLAN ("SWP"). To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the redemption of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

  GROUP PURCHASES. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

> EXCHANGE PRIVILEGE

  MONEY MARKET FUNDS

  If you exchange your shares out of MFS Cash Reserve Fund, MFS Government Money Market Fund, or MFS Money Market Fund into Class A or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

  o the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

  o the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

  o the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

  MFS FIXED FUND. Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares and Units, shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares or Units will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged Fund and the original purchase date of the shares subject to the CDSC. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of a MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid.

  TELEPHONE EXCHANGES. No more than ten exchanges may be made in any one exchange request by telephone.


  XIII. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

  The Trust's Declaration of Trust, as amended or amended and restated from time to time, permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

  Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

  Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. Each Trust except MFS Series Trust XII, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

  The Trustees may cause a shareholder's shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

  Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

  The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

  The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

  The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                                                                     APPENDIX A

             TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------


                                                        PRINCIPAL OCCUPATIONS
                    POSITION(S)                         DURING THE PAST FIVE
  NAME, DATE OF      HELD WITH     TRUSTEE/OFFICER          YEARS & OTHER
      BIRTH             FUND           SINCE(1)            DIRECTORSHIPS(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED
TRUSTEES
--------------------------------------------------------------------------------
Robert J.           Trustee       April 2005;        Massachusetts Financial
Manning(3)                        December 2004 -    Services Company, Chief
(born 10/20/63)                   March 2005         Executive Officer,
                                  (Advisory          President, Chief Investment
                                  Trustee);          Officer  and Director
                                  February -
                                  December 2004
                                  (Trustee)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert C. Pozen(3)  Trustee       April 2005;        Massachusetts Financial
(born 8/8/46)                     December 2004      Services Company, Chairman
                                  -March 2005        (since February 2004);
                                  (Advisory          Secretary of Economic
                                  Trustee);          Affairs, The Commonwealth
                                  February -         December 2002); Fidelity
                                  December 2004      of Massachusetts (January
                                  (Trustee)          2002 to Investments, Vice
                                                     Chairman (June 2000 to
                                                     December 2001); Fidelity
                                                     Management & Research
                                                     Company (investment
                                                     adviser), President (March
                                                     1997 to July 2001); Bell
                                                     Canada Enterprises
                                                     (telecommunications),
                                                     Director; Medtronic, Inc.
                                                     (medical technology),
                                                     Director; Telesat
                                                     (satellite
                                                     communications), Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------
J. Atwood Ives      Trustee and   February 1992      Private investor; Eastern
(born 5/1/36)       Chair of                         Enterprises (diversified
                    Trustees                         services company),
                                                     Chairman, Trustee and
                                                     Chief Executive Officer
                                                     (until November 2000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert E.           Trustee       January 2006       Consultant - regulatory
Butler(4)                                            and compliance matters
(born 11/29/41)                                      (since July 2002);
                                                     PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (November
                                                     2000 until June 2002)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence H. Cohn,   Trustee       August 1993        Brigham and Women's
M.D.                                                 Hospital, Chief of Cardiac
(born 3/11/37)                                       Surgery (until 2005);
                                                     Harvard Medical School,
                                                     Professor of Surgery;
                                                     Brigham and Women's
                                                     Hospital Physician's
                                                     Organization Chair (2000
                                                     to 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David H. Gunning    Trustee       January 2004       Cleveland-Cliffs Inc.
(born 5/30/42)                                       (mining products and
                                                     service provider), Vice
                                                     Chairman/Director (since
                                                     April 2001); Encinitos
                                                     Ventures (private
                                                     investment company),
                                                     Principal (1997 to April
                                                     2001); Lincoln Electric
                                                     Holdings, Inc. (welding
                                                     equipment manufacturer),
                                                     Director

--------------------------------------------------------------------------------
William R. Gutow    Trustee       December 1993      Private investor and real
(born 9/27/41)                                       estate consultant; Capitol
                                                     Entertainment Management
                                                     Company (video franchise),
                                                     Vice Chairman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Hegarty     Trustee       December 2004      Retired; AXA Financial
(born 12/21/44)                                      (financial services and
                                                     insurance), Vice Chairman
                                                     and Chief Operating
                                                     Officer (until May 2001);
                                                     The Equitable Life
                                                     Assurance Society
                                                     (insurance), President and
                                                     Chief Operating Officer
                                                     (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence T.         Trustee       July 1981          Hemenway & Barnes
Perera                                               (attorneys), Partner
(born 6/23/35)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Dale Sherratt    Trustee       August 1993        Insight Resources, Inc.
(born 9/23/38)                                       (acquisition planning
                                                     specialists), President;
                                                     Wellfleet Investments
                                                     (investor in health care
                                                     companies), Managing
                                                     General Partner (since
                                                     1993); Cambridge
                                                     Nutraceuticals
                                                     (professional nutritional
                                                     products), Chief Executive
                                                     Officer (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Laurie J. Thomsen   Trustee       March 2005         Private investor; Prism
(born 8/5/57)                                        Venture Partners (venture
                                                     capital), Co-founder and
                                                     General Partner (until
                                                     June 2004); St. Paul
                                                     Travelers Companies
                                                     (commercial property
                                                     liability insurance),
                                                     Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert W. Uek       Trustee       January 2006       Retired (since 1999);
(born 5/18/41)                                       PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (until
                                                     1999); Consultant to
                                                     investment company
                                                     industry (since 2000); TT
                                                     International Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until
                                                     2005); Hillview
                                                     Investment Trust II Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maria F. Dwyer(3)   President     November 2005      Massachusetts Financial
(born 12/1/58)                                       Company, Executive Vice
                                                     President and Chief
                                                     Regulatory Officer (since
                                                     March 2004); Fidelity
                                                     Management & Research
                                                     Company, Vice President
                                                     (prior to March 2004);
                                                     Fidelity Group of Funds,
                                                     President and Treasurer
                                                     (prior to March 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tracy Atkinson(3)   Treasurer     September 2005     Massachusetts Financial
(born 12/30/64)                                      Services Company, Senior
                                                     Vice President (since
                                                     September 2004);
                                                     PricewaterhouseCoopers
                                                     LLP, Partner (prior to
                                                     September 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Christopher R.      Assistant     July 2005          Massachusetts Financial
Bohane(3)           Secretary                        Services Company, Vice
(born 1/18/74)      and                              President and Senior
                    Assistant                        Counsel (since April 2003);
                    Clerk                             Kirkpatrick & Lockhart LLP
                                                     (law firm), Associate
                                                     (prior to April 2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ethan D.            Assistant     July 2005          Massachusetts Financial
Corey(3)            Secretary                        Services Company, Special
(born 11/21/63)     and                              Counsel (since December
                    Assistant                        2004); Dechert LLP (law
                    Clerk                            firm), Counsel (prior to
                                                     December 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David L.            Assistant     July 2005          Massachusetts Financial
DiLorenzo(3)        Treasurer                        Services Company, Vice
(born 8/10/68)                                       President (since June
                                                     2005); JP Morgan Investor
                                                     Services, Vice President
                                                     (prior to June 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timothy M.          Assistant     September 2005     Massachusetts Financial
Fagan(3)            Secretary                        Services Company, Vice
(born 7/10/68)      and                              President and Senior
                    Assistant                        Counsel (since September
                    Clerk                            2005); John Hancock
                                                     Advisers, LLC, Vice
                                                     President and Chief
                                                     Compliance Officer
                                                     (September 2004 to August
                                                     2005), Senior Attorney
                                                     (prior to September 2004);
                                                     John Hancock Group of
                                                     Funds, Vice President and
                                                     Chief Compliance Officer
                                                     (September 2004 to
                                                     December 2004)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark D.             Assistant     July 2005          Massachusetts Financial
Fischer(3)          Treasurer                        Services Company, Vice
(born 10/27/70)                                      President (since May 2005);
                                                     JP Morgan Investment
                                                     Management Company, Vice
                                                     President (prior to May
                                                     2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brian E.            Assistant     May 2006           Massachusetts Financial
Langenfeld(3)       Secretary                        Services Company, Assistant
(born 3/7/73)       and                              Vice President and Counsel
                    Assistant                        (since May 2006); John
                    Clerk                            Hancock Advisers, LLC,
                                                     Assistant Vice President
                                                     and Counsel (May 2005 to
                                                     April 2006); John Hancock
                                                     Advisers, LLC, Attorney
                                                     and Assistant Secretary
                                                     (prior to May 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ellen Moynihan(3)   Assistant     April 1997         Massachusetts Financial
(born 11/13/57)     Treasurer                        Services Company, Senior
                                                     Vice President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan S. Newton(3)  Assistant     May 2005           Massachusetts Financial
(born 3/7/50)       Secretary                        Services Company, Senior
                    and                              Vice President and
                    Assistant                        Associate General Counsel
                    Clerk                            (since April 2005); John
                                                     Hancock Advisers, LLC,
                                                     Senior Vice President,
                                                     Secretary and Chief Legal
                                                     Officer (prior to April
                                                     2005); John Hancock Group
                                                     of Funds, Senior Vice
                                                     President, Secretary and
                                                     Chief Legal Officer (prior
                                                     to April 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan A.            Assistant     July 2005          Massachusetts Financial
Pereira(3)          Secretary                        Services Company, Vice
(born 11/5/70)      and                              President and Senior
                    Assistant                        Counsel (since June 2004);
                    Clerk                            Bingham McCutchen LLP (law
                                                     firm), Associate (prior to
                                                     June 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark N.             Secretary     January 2006       Massachusetts Financial
Polebaum(3)         and Clerk                        Services Company, Executive
(born 5/1/52)                                         Vice President, General
                                                     Counsel and Secretary
                                                     (since January 2006);
                                                     Wilmer Cutler Pickering
                                                     Hale and Dorr LLP (law
                                                     firm), Partner (prior to
                                                     January 2006)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Frank L. Tarantino  Independent   June 2004          Tarantino LLC (provider of
(born 3/7/44)       Chief                            compliance services),
                    Compliance                       Principal (since June
                    Officer                          2004); CRA Business
                                                     Strategies Group
                                                     (consulting services),
                                                     Executive Vice President
                                                     (April 2003 to June 2004);
                                                     David L. Babson & Co.
                                                     (investment adviser),
                                                     Managing Director, Chief
                                                     Administrative Officer and
                                                     Director (prior to March
                                                     2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
James O. Yost(3)    Assistant     September 1990     Massachusetts Financial
(born 06/12/60)     Treasurer                        Services Company, Senior
                                                     Vice President
--------------------------------------------------------------------------------

------------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

                                                                     APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine:
(1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

Vest management of the process in the company's independent directors, other than the nominee in question; and

Outline the range of remedies that the independent directors may consider concerning the nominee.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

FOREIGN ISSUERS

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

Considers special proxy issues as they may arise from time to time.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. ANALYZING PROXIES

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-----------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         MFS UNION STANDARD EQUITY FUND

                            PROXY VOTING GUIDELINES

INTRODUCTION

The following Proxy Voting Guidelines set forth the policies and practices behind individual proxy votes. The policies described here address the major corporate governance issues raised by shareholders and management.

The Guidelines that follow each policy describe voting practices and standard voting responses to specific corporate conditions. For those issues not described in these Guidelines, JMR Financial, Inc. ("JMR") will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, and vote those issues on a case-by-case basis.

1. BOARD OF DIRECTORS

1.1. Election of Directors

Corporate Directors have the fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. In order to effectively discharge these duties, Directors must have the necessary qualifications, a commitment to performing their duties, high ethical standards, and independence from the company management that they oversee. A corporate Board's effectiveness is enhanced when the Board is composed of at least two-thirds Independent Directors and when an Independent Director serves as its Chairperson.

The election of Directors occurs in two contexts, uncontested elections or contested elections, and at two levels, for the entire Board or for individual Directors.

1.1.1. Uncontested Elections

In the case of an uncontested election, we consider the following factors in voting on the entire Board:

o The long-term financial and economic performance of the company in comparison with its peers as well as with a broader market such as the S&P 500;

o The degree of independence of the Board in its entirety;

o Whether or not the Board takes actions which are value-enhancing. Actions in opposition to this might include: awarding excessive compensation to executives or to the Directors themselves, approving corporate restructurings or downsizings that are not in the company's best long-term interest, adopting take-over provisions without shareholder approval, or refusing to provide information to which the shareholders are entitled;

o Whether or not the Board has implemented the proposals which were approved by a majority of the shareholders during the previous fiscal year; and

o The concerns of other important company stakeholders such as their employees and the communities in which they operate. Should these stakeholders make their concerns known, this might expose situations which are or could affect the company's performance. We give these concerns consideration in evaluating Board performance.

In the case of an uncontested election, we consider the following additional factors in voting on individual Directors:

o The independence of the audit, compensation, and nominating committees. These committees maintain important roles in the process of management oversight and therefore should be composed entirely of Independent Directors (as is more fully described in the Guidelines, below);

o The performance of the audit, compensation, and nominating committees. Factors to consider include the quality of committee disclosure as well as the actions taken by the committees;

o The attendance of incumbent Directors. The Securities and Exchange Commission
  (SEC) requires companies to disclose any incumbent Director who attended fewer that 75% of the aggregate Board and applicable committee meetings during the last fiscal year. A failure to include this information is assumed to mean that all Directors attended 75% of the meetings;

o The ability of the nominee to devote sufficient time and energy to carrying out the fiduciary duties of a Director. Director nominees who are employed, or self-employed, on a full-time basis and who serve on Boards at fewer than three other public companies, as well as nominees who are retired and who serve on Boards at fewer than five other public companies are generally believed to have this ability;

o Chapter 7 bankruptcy, SEC violations, and criminal offenses by an individual director; and

o Whether or not the performance of the Director on other Boards has been acceptable.

1.1.2. Contested Election of Directors

Greater scrutiny should be paid in those situations where a change of control is occurring in the context of a contested election for the Board of Directors. Contested elections generally occur when a Board candidate or slate runs for the purpose of seeking significant change in corporate policy or control of the Board. Competing slates should be evaluated based upon all of the factors described in the Guidelines' Section 1.1.1. Uncontested Elections as well as the following:

o The background of the proxy contest;

o The qualifications of the slate's individual candidates;

o The quality of the strategies the slate plans to implement to overcome the company's current inefficiencies as well as to enhance the company's long-term value; and

o The slate's expressed and demonstrated commitment to the interests of company shareholders and other important stakeholders.

1.2. Independent Directors

Independence is critical to ensure that Directors carry out their fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management select. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of employees and the communities in which they operate.

An Independent Director is one who either maintains only one non-trivial relationship with the company, that of being a Director, or is a rank-and-file employee. A Director is considered NOT INDEPENDENT if he or she:

o Is, or was, employed by the company or by an affiliate in an executive capacity;

o Is, or is affiliated with a company that is, an adviser or consultant to the company or a member of the company's senior management;

o Is, or within the past five years was, employed by a present or former auditor of the company;

o Is employed by a customer or supplier with a nontrivial business relationship;

o Is employed by, or is affiliated with, a foundation or university that receives grants or endowments from the company;

o Has a personal services contract with the company;

o Is an officer of a firm on which the company's chief executive officer or chairman is also a Board member;

o Is employed by a public company at which an executive officer of the Company serves as a director; or

o Is related to of any person described above.

1.3. Equal Access to the Proxy

Proposals that give long-term shareholders the same ability as management to cost-effectively nominate Directors to represent their interests, as long as these efforts do not provide a tool that can be used to facilitate hostile takeovers by short-term investors.

1.4. Separate Offices of Chairman & CEO

One of the principal functions of the Board of Directors is to protect shareholders' interests by monitoring and evaluating the performance of company management, including its Chief Executive Officer (CEO). When the Chairman of the Board is also the CEO of the company, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. In addition, the CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. This unity of power has caused concern in governance commissions and activist pension funds about whether or not having a CEO who is also the Chairman of the Board best serves the company's shareholders. The principal arguments in favor of a separate or non-executive chair have to do with enhancing the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if the Board is led by a fellow Director. In addition, fund managers seek to guard against cases where a CEO seeks first to serve himself or herself and only secondarily the shareholders.

Generally proposals seeking to separate the positions of Chairman and CEO should be supported. However, under certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

1.5. Lead Independent Director

At companies that have not adopted an Independent Board Chairperson, we support the establishment of a Lead Independent Director. In addition to serving as the presiding director at meetings of the Board's Independent Directors, a Lead Independent Director is responsible for coordinating the activities of the Independent Directors. At a minimum, a Lead Independent Director helps to help set the schedule and agenda for Board meetings, monitors the quality, quantity and timeliness of the flow of information from management, and has the ability to hire independent consultants necessary for the Independent Directors to effectively and responsibly perform their duties.

1.6. Board and Committee Size

A Board that is too large may function inefficiently; conversely, a Board that is too small may allow the CEO to exert excessive control. It is generally believed that the most effective Board size lies within a range of five to fifteen Directors.

1.7. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a Board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's Board of Directors. This is the only mechanism that minority shareholders can use to be represented on a company's Board.

Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, is generally supported.

1.8. Term Limits

Proposals to limit Director terms may prohibit the service by Directors who are otherwise qualified to serve the company. Since other Guidelines serve to hold Directors to high standards, the best way to ensure a Directors' qualification to elect him or her annually.

1.9. Director Liability

According to United States' state incorporation laws, corporate Boards have a legal responsibility for the management of a company. The downside of this is that Directors may potentially face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

o The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation;

o The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts that are performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and bylaws; and

o The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

Although these three duties set general legal parameters for Directors' obligations, the courts at the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the business judgment rule, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors' business decisions, but only the procedures followed in reaching that decision, when determining director liability."

Management proposals occasionally seek to amend a company's charter to limit or eliminate the personal liability of Directors for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. However, the great responsibility and authority of Directors justifies holding them accountable for their actions.

In determining whether or not to support such proposals, we consider the following factors:

o The performance of the Board;

o The independence of the Board and its audit, compensation and nominating committees; and

o Whether or not the company has anti-takeover devices in place.

We may support liability-limiting proposals when the company satisfactorily argues that such action is necessary to attract and retain Directors. Liability-limiting proposals are generally opposed for:

o Breach of the duty of loyalty;

o Omissions not done in good faith or acts done intentionally or in violation of the law;

o Acts involving unlawful purchase or redemption of stock;

o Payment of unlawful dividends;

o Receipt of improper personal benefits;

In addition, limiting liability for Directors when litigation is pending against the company is generally opposed.

1.10. Indemnification

Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the director's conduct.

We may support such indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their Independence. We may oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, we:

o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o Vote AGAINST indemnification proposals that insulate Directors from actions that they have already taken.

o Vote FOR only those proposals that provide such expanded coverage in cases when a Director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

1.11. Outside Director Compensation & Benefits

Shareholder evaluation of Director compensation is especially important since Directors are responsible for compensating themselves. We support compensating Directors in a fashion that rewards excellent service and in a manner that does not compromise the independence of Directors. To enhance Directors' independence from management, Director compensation plans should be separate from executive compensation plans and should be voted on separately by shareholders. Excessively large compensation packages may also make Directors less willing to challenge management out of fear of not being re-nominated. Directors who receive pensions based upon years of service as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. Directors should be subject to reasonable equity holding requirements. In addition to these conditions, Director compensation plans should be evaluated using the same standards as apply to executive compensation plans.

1.12. Broader Participation on the Board

A more diverse Board of qualified Directors benefits the company and shareholders. Gender and ethnic diversity bring different perspectives to Boards which can lead to improved corporate performance. Another example of such diversity would be employee shareholders, and we generally support proposals that would allow for such representations.

1.13. Business Development

Shareholders have introduced proposals asking for further disclosures on the role that the Board of Directors plays in developing business. We generally support proposals asking for such additional disclosure.

2. CORPORATE GOVERNANCE & CHANGES IN CONTROL

Issues in this section have the potential to significantly impact the value of the plan investments. We review each issue in this section on a case-by-case basis and take a decision based upon what is in the long-term economic best interests of plan participants and beneficiaries.

Some of the proposals involving the issues in this section occur in the context of an impending or ongoing contest for company control. Other proposals can have a direct effect on the likelihood of material transactions such as tender offers, leveraged buyouts, mergers, acquisitions, restructurings, and spin-offs. In determining how to vote, we undertake an analysis of the long-term business plans of the competing parties as well as a cost/benefit analysis of the likely economic result of a change of control or material transaction.

With regard to corporate governance proposals not in the context of an impending or ongoing contest for corporate control, we consider the impact of the vote on plan assets as well as the ability of shareholders to hold management accountable for corporate performance.

2.1. Increasing Authorized Common Stock

We may support management proposals requesting shareholder approval to an increase in the number of shares of authorized common stock when management provides persuasive justification for the increase and the amount of this increase is reasonable. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement a poison pill or other takeover defense probably do not justify such an increase. Stock authorizations that increase the existing authorization by more than 50% are generally opposed unless very specific criteria and/or extenuating circumstances are involved.

2.2. Reverse Stock Splits

We may support a reverse stock split if management provides a reasonable justification for the reduced split and reduces authorized shares accordingly. Reverse stock splits exchange multiple shares for a lesser amount to increase the share price. Increasing share price is sometimes necessary to restore a company's stock price to a level that will allow it to be traded on the national stock exchanges, and can thus help to maintain stock liquidity.

Failure to reduce authorized share as part of a reverse split, however, effectively results in an increase in authorized shares.

2.3. Blank-Check Preferred Stock

Blank-check preferred stock is preferred stock that includes broad powers granted to Directors to establish voting, dividend and other rights without shareholder review. We may generally oppose requests that authorize Blank-check preferred stock especially when it may be used as an anti-takeover device.

2.4. Tracking Stock

We may oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business segment. Tracking stocks can be problematic in that they bring the likelihood of creating conflicts of interest between shareholders, Directors, and management as the Board is placed in the position of having to balance competing sets of interests under a single fiduciary authority.

2.5. Reincorporation

We may vote in favor of reincorporation to another jurisdiction as long as there is a sound justification for doing so and there is no significant diminution of corporate governance, management accountability, or workers' rights. We may also vote for proposals which block or prohibit companies from reincorporating in tax havens and support proposals which urge companies to reincorporate to the US.

We may oppose reincorporation when it may be used as a takeover defense or as a method to limit Director liability.

2.6. Shareholder Rights Plans

We may support the legitimate use of shareholder rights plans, typically known as poison pills. The evaluation of these plans should focus on whether or not management puts the plan to a periodic vote of the shareholders, preferably every three years, as well as whether or not the acquisition attempts thwarted by the pill could be detrimental to the long term interests of plan participants and beneficiaries. In addition, we consider the threshold for triggering a poison pill, and may oppose any plan with a threshold of less than 20% of a company's shares.

2.7. Supermajority Voting Requirements

We review supermajority proposals on a case-by-case basis, weighing the consideration that supermajority voting requirements may be used to undermine voting rights and entrench management against the potential benefit, in some circumstances, of protecting the interests of minority or outside shareholders. Generally, management proposals to require a supermajority vote and support shareholder proposals to lower supermajority voting requirements may be opposed.

2.8. Dual Class Voting

Dual Class Voting is the issuance of new classes of stock with unequal voting rights. This voting system is often designed to enhance the voting rights of company insiders and is common in family controlled companies. Dual Class Voting may entrench management at the expense of shareholders. We consider the impact on share value, the impact of creating unequal voting rights, as well as the principle of one share -- one vote when voting on such a proposal.

2.9. Confidential Voting & Independent Tabulation of Voting

The purpose of confidential voting is to protect shareholders from management pressure to change their votes before the shareholder meeting at which those votes are cast. Proxy voting must be protected from management coercion and use of corporate funds to lobby shareholders to change their votes.

2.10. Shareholders' Right to Call Special Meetings

In evaluating this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company. Generally, we may oppose any attempts to limit and eliminate such rights if they already exist in a company's by-laws, and may support resolutions that seek to restore these rights.

2.11. Mergers and Acquisitions

In determining its votes on mergers and acquisitions, we consider the following factors:

o The potential impact of the merger on long -term corporate value;

o The anticipated financial benefits of the merger;

o The offer price;

o How was the deal negotiated;

o Any changes in corporate governance and their impact on shareholder rights;
  and

o The impact on important stakeholders of both companies, including employees and communities.

2.12. Fair-Price Provisions

Fair price provisions help to guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and are generally supported. However, we also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

2.13. Greenmail Payments

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to the payments that a raider receives from a company in exchange for the raider's shares in addition to a guarantee that he or she will terminate his or her takeover bid. These payments are usually a premium above the market price, so while greenmail may ensure the continued independence of a company, it discriminates against other shareholders. Buying out the shares of one shareholder at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image. Economic studies show that greenmail devalues a company's stock price. When voting on this issue, we take into account whether or not the greenmail payments discriminate against some shareholders and whether or not the payments reduce shareholders' value. If the greenmail payments fail to serve the long-term economic interests of plan participants and beneficiaries, such payments may be opposed.

2.14. Approving Other Business

Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval. We generally oppose such unmonitored authority.

3. EMPLOYEE RELATED PROPOSALS

3.1. Employee Stock Purchase Plans

Employee Stock Purchase Plans promote a linkage between a company's employees and its shareholders. We generally support such proposals when the plan covers a large number of employees.

3.2. High-Performance Workplaces

High-performance workplace practices can contribute to a company's productivity as well as to its long-term financial performance. These practices include: employee training, direct employee involvement in decision-making, compensation linked to performance, employee security, and a supportive work environment. Additionally, these practices may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. We may generally support proposals encouraging high-performance workplace practices. However, we review these proposals to ensure that they are in the shareholders' best interests and do not unduly interfere with the company's operations.

3.3. Pension Choice

A number of companies have recently faced controversy as they converted traditional defined benefit plans into cash-balance plans. Traditional plan benefits accrue based on a percentage of base salary multiplied by the number of years of service, multiplied by the final five-year average base pay. Cash-balance plans reserve a fixed percentage of base salary plus interest and are portable. Conversions to cash-balance plans often hurt older workers and may be motivated by a company's desire to inflate its book profits by boosting surpluses in its pension trust funds. We may generally support proposals seeking to restore employee choice in this manner.

4. EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation should reward executives for superior performance while ensuring that the long-term interests of the company and its shareholders are being best served. To this end, executive compensation plans should be structured with consideration for the company's goals for growth and development; the individual executive's performance; the various compensation plan features; and the potential dilution of shareholders' voting power and economic value which would occur if the compensation plan were implemented. It is the structure of an executive's compensation package which most influences whether he or she will focus on boosting the corporation's day-to-day share price or will concentrate on building long-term corporate value.

Many experts agree that pay-for-performance should be the central theme of every executive compensation plan. Pay-for-performance rewards executives for meeting explicit and demanding performance goals, as determined by the Board of Directors, and penalizes them for failing to meet those goals.

In determining an executive's performance goals, the Board should focus on the ways in which the executive might individually contribute to the growth and development of the company as well as how the executive might be instrumental in maximizing shareholder wealth. Measures of growth and development of the company may include financial performance, such as revenue growth and profitability; stock price increases; social corporate performance, such as the company's efforts to promote basic human rights within its operations; compliance with environmental, health, and safety standards; labor standards; and downsizing and layoffs standards.

The best measures of shareholder wealth maximization are Market Value Added
(MVA) and Economic Value Added (EVA). Shareholder wealth is maximized by maximizing the difference between the market value of the firm's stock and the amount of equity capital that is supplied by shareholders. This difference is MVA. Whereas MVA measures the effects of managerial efforts since the very inception of a company, EVA focuses on managerial effectiveness in a given year and is therefore the more appropriate measure to use to evaluate the executive's contributions to maximizing shareholder wealth. A firm adds value - that is, has a positive EVA - if its return on invested capital is greater than its weighted average cost of capital. If an executive's compensation plan is structured so that the executive focuses on creating positive EVA in all of the projects under his or her control, this will help to ensure that he or she will operate in a manner which is consistent with maximizing shareholder wealth.

Executive compensation packages are generally composed of annual salary, annual incentive awards, long-term incentive awards, stock options, and other forms of equity compensation.

4.1. Stock Option Plans

Proponents of including stock options in executive compensation plans argue that options serve to attract, retain, and motivate qualified executives. These individuals take the position that options align management and shareholder interests and encourage executives to maximize shareholder value. In addition, these individuals maintain that when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), which caps income tax deductions for executive salaries at $1 million.

However, stock options are sometimes abused and often have unintended and unacknowledged consequences. Opponents of stock options argue that most executives are adequately paid through salaries and cash incentive plans. In addition, these individuals maintain that stock options have an unlimited upside potential and no downside risk for executives. Whereas, shareholders bear all of the risk of stock options in terms of both economic value and voting power dilution. Furthermore, these individuals hold that stock options may harm long-term shareholder interests by motivating executives to focus on short-term expense-reduction strategies, such as cutting important research and development plans, or on undertaking overly risky projects all in an attempt to temporarily inflate stock prices and the net value of their options. Lastly, these individuals assert that stock options do not necessarily align executive interests with those of shareholders. For these reasons, stock options are often not believed to be an appropriate form of compensation for executives.

If companies choose to use stock options for executive compensation, certain safeguards should be in place. These features include stock option expensing, performance-based stock options, share holding requirements, acceptable dilution levels, and a prohibition on retroactively repricing stock options.

When voting on management proposals relating to stock options, we consider the criteria defined below.

4.1.1. Performance-Based

Performance-based stock options tie compensation to company performance more closely than they tie compensation to the stock market, which standard stock options do. As a result, participants in performance-based stock option plans are rewarded only when company shareholders also benefit.

Performance-based stock options are defined as one of the following:

o PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met;

o PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant;

o INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index; or

o PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

There is a lot of support for compensation policies which provide challenging performance objectives and which motivate executives and Directors to maximize long-term shareholder value. As a result, institutional investors are increasingly urging that, in order to align the interests of executives with those of shareholders, some portion of the stock option grants to executives and Directors should be performance-based.

Premium-priced and performance-vesting options encourage executives and Directors to set and meet ambitious but realistic performance targets. Indexed options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Code, which caps income tax deductions for executive salaries at $1 million. To ensure the full-tax deductibility of executive pay, companies now tend to pay amounts in excess of $1 million to executives in the form of incentive-based pay such as stock or stock options.

4.1.2. Expensing

A failure to properly account for stock options as a compensation expense has promoted the excessive use of stock options for executive compensation at some companies. This practice also obscures and understates the cost of excessive executive compensation. We generally only support the use of stock options if the stock options are fully expensed.

4.1.3. Dilution

Stock option plans dilute company earnings, as well as shareholders' voting power and economic value. The amount of acceptable dilution varies, but any proposal which could potentially cause a total dilution of either outstanding voting power or outstanding shareholders' equity greater than 10% may be opposed. Higher levels of dilution may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives.

4.1.4. Grant Rates

In determining how to vote on a stock option plan, we consider whether or not past equity compensation grants to senior executives were within reason and prudent. Repeatedly providing large grants may lessen the options' incentive value and may needlessly dilute the company's shares. Equity compensation plans generally should not exceed an annual stock option grant rate of one percent of shares outstanding to senior executives. Higher grant rates may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives. We may also oppose plans that reserve a specified percentage of outstanding shares for award each year (known as an evergreen plan) instead of having a termination date.

4.1.5. Repricing

We generally may oppose any stock option plan that does not explicitly prohibit repricing, unless the company has adopted a policy against repricing. Similarly we may oppose the replacement of underwater stock options with new option grants at a lower exercise price. In both circumstances executives would be rewarded for the poor performance of the company's stock, undermining the intention of stock option awards.

4.1.6. Reloads

Reload grants give stock option recipients additional stock options to replace the options that have been exercised. Reloading options make it possible for the recipient to lock-in increases in stock price with no attendant risk, a benefit not available to other shareholders. Stock option reloads also contribute to excessively large compensation packages and increase stock option dilution. Lastly, reload features transfer responsibility for new option grants from Directors to the executives who are exercising their options.

4.1.7. Broad-based

In determining how to vote on a stock option plan, we consider whether or not a proposed plan is available to a broad base of employees. Plans which are targeted to only the top executives of a company create disparities in the workplace which may adversely affect employee productivity and morale. We generally oppose plans if a significant proportion of option shares granted the previous year were issued to the top five executives.

4.1.8. Holding Period

Equity compensation awards are intended to align management interests with those of shareholders. Allowing executives to sell their shares while they are employed by the company undermines this purpose. Executives should be required to hold a substantial portion of their equity compensation awards, including any shares received from option exercise, while they remain employed by the company.

4.1.9. Complexity

Some plans are needlessly complex, inconsistent, and complicated, or weaken performance criteria by providing Directors with excessive discretionary power. We may oppose plans that allow pyramiding (using shares obtained from the exercise of each option to purchase additional shares covered under the plan), gross-ups (in which the company provides cash or additional options to cover the tax-liability of options), or acceleration of the vesting requirements of outstanding awards. We may also oppose plans which bundle several kinds of awards into one plan or which do not provide clear guidelines for the allocation of awards to executives.

4.2. Restricted Stock

Many agree that the best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock is a compensation plan feature which not only increases executives' direct share holdings, but also incorporates at-risk features. In an effort to reward performance and not job tenure, restricted stock vesting requirements should be performance-based. Such plans should explicitly define the performance criteria for awards to executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

We may support the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation.

4.3. Proposals on Base Compensation

Annual salaries and other forms of guaranteed pay should be reasonable for the recruitment and retention of executives. Section 162(m) of the Code limits the tax deductibility of executive compensation in excess of $1 million unless it is performance-based. We may support proposals which address this limitation as well as those which establish reasonable levels of executive base compensation.

4.4. Proposals on Variable Compensation

We support enhanced disclosure and shareholder oversight of executive benefits and other perquisites. In addition, we may oppose the provisions of any perquisite or benefit to executives which exceeds what is generally offered to other company employees.

4.5. Golden Parachutes

Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests. Proponents argue that golden parachutes ensure that executives will continue to devote their time and attention to the business, despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs.

However, since parachutes assure covered executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

Any severance plan or stock option "change in control" vesting feature should be contingent upon the completion of a merger, rather than the lesser standard of shareholder approval of a merger.

4.6. Proposals Seeking Greater Transparency and Oversight

Shareholders benefit from full disclosure of all forms of compensation received by senior executives. Requiring shareholder approval of important compensation matters also provides an important safeguard against excessive executive pay.

4.7. Proposals Seeking Alternative Performance Measure

These shareholder proposals seek to link executive compensation to the company's achievement of objectives to improve the company's long-term performance and sustainability. We may support such proposals provided that the objectives are evaluated in addition to the traditional financial measures of company performance in determining executive compensation.

4.8. Outside Director Compensation & Benefits

The evaluation of outside Director compensation and benefits is important because Directors compensate themselves. We support compensating Directors in a manner which rewards excellent service and at the same time does not compromise the independence of Directors. Excessively large compensation packages may make Directors less willing to challenge management out of fear of not being re-nominated. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. The voting fiduciary may support the elimination of Director pensions. Directors who receive pensions based upon years of service as Directors and not upon their performance as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. In addition to these conditions, we evaluate Director compensation plans using the same standards as those which apply to executive compensation plans.

4.9. Disclosing or Restricting Executive Compensation

Proposals which link executive compensation, benefits, and perquisites to the long-term goals of the company should be supported. In addition, proposals that seek to expand disclosure of executive compensation, benefits, and perquisites are of value to shareholders as long as such disclosure is not unduly burdensome on the company. In general, we may oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.

5. CORPORATE RESPONSIBILITY

Corporate Responsibility shareholder proposals are based on the premise that, in order to succeed over the long-term, companies need to treat employees, suppliers, and customers well; need to be environmentally responsible; and need to be responsive to the communities in which they operate. In general, we may support such proposals as long as they contribute to or have no adverse effect upon the long-term economic interests of plan participants and beneficiaries.

5.1. Special Policy Review & Shareholder Advisory Committees

Such policy committees are usually established by Boards of Directors to address broad corporate policy and to address issues on matters including shareholder relations, the environment and health & safety issues. We generally support proposals calling for the formation of such committees given the fact that this creates a method for effecting shareholder influence on companies.

5.2. Corporate Conduct, International Labor Standards, and Human Rights

We generally support shareholder proposals which address corporate responsibility relating to environmental, labor and human rights standards as long as the proposals contribute to or have no adverse impact upon the long-term interests of plan participants and beneficiaries.

5.3. Adoption of "MacBride Principles"

The MacBride Principles call on companies operating in Northern Ireland to treat workers in those facilities in the same manner that the companies treat their employees domestically. We consider whether or not it is in the best long-term interests of plan participants and beneficiaries for a company to conduct its business in accordance with such principles.

5.4. Adoption of "CERES Principles"

CERES Principles call for the companies to protect the environment and the health and safety of the companies' employees. We generally support proposals of this kind since the corporate conduct created by implementing them enhances business operations, improves companies' image, and enhances shareholder value.

5.5. Legal & Regulatory Compliance

Legal and regulatory compliance proposals call upon companies to comply with, and report on, government mandates relating to non-discrimination; health and safety; affirmative action; environmental issues; labor protections; and other policies and practices that affect long-term company performance. In general we may support such proposals because reporting on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

5.6. Supplier Standards

Supplier standards proposals call on companies to institute a review process to ensure that they do not do business with suppliers that fail to comply with all applicable laws and standards relating to labor and human rights. In general, we may support such proposals.

5.7. Fair Lending

Fair lending proposals call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair lending policies or goals by the parent and financial subsidiaries of the corporation, or disclose lending data to shareholders and the public. It is important for financial institutions to examine the risks inherent to their fair lending compliance practices, to institute corrective steps and safeguards, if necessary, and to report to shareholders on their findings and activities in this regard. We may generally support proposals seeking such actions.

5.8. Political Reporting

Management is unaccountable in making political contributions and in funding Political Action Committees (PACs) unless such donations are a matter of public information easily available to shareholders. While information on PAC contributions is available, direct contributions by the company at the state and local levels generally are not available, and few companies have reported on their expenses for PAC administration and solicitation. Aside from the right of shareholders to know about corporate political activities, knowledge that information on political contributions is readily available will lessen the chance that officers will make contributions that could be embarrassing to the corporation. We generally support such proposals as long as the cost of preparing reports on political contributions is minimal, and the request for them is reasonable.

5.9. Tobacco lndustry

The regulation of marketing practices is a responsibility of national or local governments. However, individual companies still have an undiminished duty to market their products responsibly within government-established boundaries. Tobacco ads continue to cause significant controversy for tobacco companies because they are said to affect those who may not be able to make an informed decision about the health risks of smoking. Companies that engage in such marketing should make sure that they fully comply with the letter and spirit of any government guidelines as well as any industry codes that address the topic. Reports on the marketing of tobacco products are a relatively inexpensive way for a company to let its shareholders gauge whether the company is marketing responsibly. Therefore, we may generally support proposals that ask management to report on or change tobacco product marketing practices.

5.10. Business Strategy

Shareholders have introduced proposals asking Boards to examine the impact of particular business strategies on long-term corporate value in light of changing market conditions, and to report back to shareholders. We generally support enhanced disclosure to shareholders on how the company addresses issues that may present significant risk to long-term corporate value. We also generally support proposals which seek Board review of business strategies that may not contribute to building long-term corporate value, so long as these proposals do not impose undue costs on the corporation.

5.11. Analyst Independence

Recent investigations by the SEC and the New York State Attorney General exposed widespread conflicts of interest involving investment banking practices at many financial services companies. We believe that these conflicts have helped to undermine investor confidence in the capital markets in general and investor confidence in the financial services industry in particular. Several recent shareholder proposals have urged financial service companies to effectively manage investment banking related conflicts of interest by formally separating the company's investment banking business from the company's sell-side analyst research and Initial Public Offering (IPO) allocation process, or by taking other measures. We generally support such proposals.

6. AUDITORS

Independent auditors play the important role in the capital markets of helping to protect the integrity and reliability of corporate financial reporting. The independent audit and resulting opinion letter are intended to enhance investors' confidence that the financial statements on which they rely provide an accurate picture of a company's financial condition. Recent accounting scandals illustrate the consequences for investors when this audit process breaks down.

When a company engages its audit firm to perform non-audit services, this may compromise the independence of the audit firm, and may give rise to questions and concerns about the integrity and reliability of the auditor's work. Both the type and the amount of work performed for a company by its outside audit firm must be scrutinized. Real and perceived auditor conflicts are most serious when non-audit services constitute a significant percentage of the total fees paid by the company to the auditor, or when the nature of these non-audit services places the auditor in the role of advocate for the company, or its executives.

We might consider that companies should only engage their auditors to perform audit services. However, the performance of certain non-audit services might not necessarily compromise the independence of the audit process.

6.1. Auditor Ratification

We may vote against ratification of the auditors when:

o There is reason to believe that the company's auditors have become complacent in the performance of their auditing duties;

o There has been a change in auditors from the prior years and it is determined that the cause is a disagreement between the company and the terminated auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or practice;

o The auditor provides advice on tax avoidance strategies, as disclosed in the qualitative discussion of tax services, or any other tax or other service that the voting fiduciary believes places the auditor in the role of advocate for the company or its executives;

o The fees for non-audit services account for a significant percentage of total fees. When fees for non-audit services are more than 20% of total fees there should be concern, and when non-audit services exceed 50% of total fees it is inappropriate and a serious threat to auditor independence. In determining the appropriate threshold at a particular company, the voting fiduciary should consider the nature of the non-audit services provided and the level of detail provided in the qualitative descriptions of non-audit fees; and

o A company has had the same audit firm for more than seven years.

We recognize that a vote against ratification of the auditor based upon the above standards may raise concerns about the performance of the audit committee. When these concerns are serious, we may also consider withholding votes for Directors serving on the audit committee.

6.2. Shareholder Proposals Relating to Auditors

We may support shareholder proposals to enhance auditor independence, including those that complement or strengthen the minimum acceptable standards established above.

                                                           PART II - APPENDIX C

                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (ISC) and/or the CDSC is waived for the MFS funds' share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFS that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers or other transactions from one account to the same class of the same fund of another account otherwise subject to a CDSC or an ISC will not be charged a CDSC or ISC so long as each account is held in your name or for your benefit (either individually or collectively) by MFSC or an affiliate. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix C, the term "ESP" includes employer sponsored plans, the term "SRO" includes salary reduction only plans, and the term "ERISA" refers to the Employment Retirement Income Security Act of 1974, as amended.

RETIREMENT PLANS:

--------------------------------------------------------------------------------------------------------
                                                            SALES CHARGE WAIVED
--------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                CLASS      CLASS       CLASS       CLASS
                                                               A ISC      A CDSC      B CDSC      C CDSC
--------------------------------------------------------------------------------------------------------
1. WAIVERS FOR MFS SERVICED PLANS
--------------------------------------------------------------------------------------------------------
o To the extent that redemption proceeds are used to pay                    V            V          V
  expenses (or certain participant expenses) of the 401(a)
  or ESP Plan (e.g., participant account fees).
--------------------------------------------------------------------------------------------------------
o Shares purchased or redeemed representing transfers from,      V          V            V          V
  or transfers to, plan investments other than the MFS
  funds.
--------------------------------------------------------------------------------------------------------
o Shares acquired pursuant to repayments by retirement plan      V          V            V          V
  participants of loans from 401(a) or ESP Plans.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established an account with                                 V
  MFSC between July 1, 1996 and December 31, 1998.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established its account with                                V
  MFSC on or after January 1, 1999 (provided that the plan
  establishment paperwork is received by MFSC in good order
  on or after November 15, 1998 and before December 31,
  2002).
--------------------------------------------------------------------------------------------------------
o Transfers from a single account maintained for a 401(a)                   V            V          V
  Plan to multiple accounts maintained by MFSC on behalf of
  individual participants of such Plan.
--------------------------------------------------------------------------------------------------------
o All MFS Serviced Plans.                                        V                                  V
--------------------------------------------------------------------------------------------------------
o Transfers due to the eligibility of a MFS Serviced Plan        V          V            V          V
  to move its investment into a new share class under
  certain eligibility criteria established from time to
  time by MFD (sales charges waived may vary depending upon
  the criteria established by MFD).
--------------------------------------------------------------------------------------------------------
o Transfer or rollover to MFS Prototype IRA from a MFS           V          V            V          V
  Serviced Plan.
--------------------------------------------------------------------------------------------------------
Reinvestment of Redemption Proceeds from Class B Shares          V          V

Shares acquired by a retirement plan whose account
application was received by MFD on or prior to March 30,
2001 where the purchase represents the immediate
reinvestment of proceeds from the plan's redemption of
its Class B shares of the MFS funds and is equal to or
exceeds $500,000, either alone or in aggregate with the
current market value of the plan's existing Class A
shares; or
--------------------------------------------------------------------------------------------------------
Shares acquired by a retirement plan whose account
application was received by MFD on or after April 2, 2001
and before December 31, 2002 where the purchase
represents the immediate reinvestment of proceeds from
the plan's redemption of its Class B shares of the MFS
funds and is equal to or exceeds $1,000,000, either alone
or in aggregate with current market value of the plan's
existing Class A shares.
--------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
--------------------------------------------------------------------------------------------------------
A. 401(A) PLANS AND ESP PLANS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan and/or sponsoring organization       V          V
  demonstrates to the satisfaction of, and certifies to,
  MFSC that the retirement plan (or multiple plans
  maintained by the same plan sponsor) has, at the time of
  certification or will have pursuant to a purchase order
  placed with the certification, a market value of $500,000
  or more (applies only when the certification was received
  by MFSC on or prior to March 30, 2001) or $1,000,000 or
  more (applies only when the certification is received by
  MFSC on or after April 2, 2001), invested in shares of
  any class or classes of the MFS funds and aggregate
  assets of at least $10 million; provided, however, that
  the CDSC will not be waived (i.e., it will be imposed)
  (a) with respect to plans which establish an account with
  MFSC on or after November 1, 1997, in the event that the
  plan makes a complete redemption of all of its shares in
  the MFS Family of funds, or (b) with respect to plans
  which establish an account with MFSC prior to November 1,
  1997, in the event that there is a change in law or
  regulations which result in a material adverse change to
  the tax advantaged nature of the plan, or in the event
  that the plan and/or sponsoring organization: (i) becomes
  insolvent or bankrupt; (ii) is terminated under ERISA or
  is liquidated or dissolved; or (iii) is acquired by,
  merged into, or consolidated with any other entity.
--------------------------------------------------------------------------------------------------------
Investment in Class A shares by certain retirement plans         V(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

The plan records are maintained on a pooled basis by MFSC; and

The sponsoring organization demonstrates to the
satisfaction of MFD that, at the time of purchase, the
employer has at least 200 eligible employees and the plan
has aggregate assets of at least $2,000,000.
--------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED PLANS AND TA PLANS
--------------------------------------------------------------------------------------------------------
A. BENEFIT RESPONSIVE WAIVERS
--------------------------------------------------------------------------------------------------------
o Death, disability or retirement of 401(a) or ESP Plan                     V            V          V
  participant, or death or disability of IRA owner, SRO
  Plan Participant or SAR-SEP Plan Participant.
--------------------------------------------------------------------------------------------------------
o Eligible participant distributions, such as distributions                 V            V          V
  due to death, disability, financial hardship, retirement
  and termination of employment from MFS Serviced Plans and
  nonqualified deferred compensation plans (excluding,
  however, a termination of a plan).
--------------------------------------------------------------------------------------------------------
o Loan from 401(a) or ESP Plan.                                             V            V          V
--------------------------------------------------------------------------------------------------------
o Financial hardship (as defined in Treasury Regulation                     V            V          V
  Section 1.401(k)-l(d)(2), as amended from time to time)
  for 401(a) Plans and ESP Plans.
--------------------------------------------------------------------------------------------------------
o Termination of employment of 401(a) or ESP Plan                           V            V          V
  participant (excluding, however, a termination of the
  Plan).
--------------------------------------------------------------------------------------------------------
o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                    V            V          V
  contributions.
--------------------------------------------------------------------------------------------------------
o Distributions from a 401(a) or ESP Plan that has invested                 V            V          V
  its assets in one or more of the MFS funds for more than
  10 years from the later to occur of (i) January 1, 1993
  or (ii) the date such 401(a) or ESP Plan first invests
  its assets in one or more of the MFS funds. The sales
  charges will be waived in the case of a redemption of all
  of the 401(a) or ESP Plan's shares in all MFS funds
  (i.e., all the assets of the 401(a) or ESP Plan invested
  in the MFS funds are withdrawn), unless immediately prior
  to the redemption, the aggregate amount invested by the
  401(a) or ESP Plan in shares of the MFS funds (excluding
  the reinvestment of distributions) during the prior four
  years equals 50% or more of the total value of the 401(a)
  or ESP Plan's assets in the MFS funds, in which case the
  sales charges will not be waived.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner, ESP                         V
  participant, SRO Plan participant or 401(a) Plan
  participant has attained the age of 59 1/2 years old.
--------------------------------------------------------------------------------------------------------
o Certain involuntary redemptions and redemptions in                        V            V          V
  connection with certain automatic withdrawals from a
  401(a) Plan.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner or the                       V            V          V
  401(a), ESP, SRO or SAR-SEP Plan participant, as
  applicable, has attained the age of 70 1/2 years old, but
  only with respect to the minimum distribution under Code
  rules.
--------------------------------------------------------------------------------------------------------

Investments in Class A shares by certain retirement plans        V(1)
(1) subject to ERISA, if, prior to July 1, 1996,

The plan had established an account with MFSC; and

The sponsoring organization had demonstrated to the satisfaction of MFD that either:

The employer had at least 25 employees; or

The total purchases by the retirement plan of Class A shares of the MFS funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

--------------------------------------------------------------------------------------------------------
Investments in Class A shares by certain retirement plans        v(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds; and

THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY
IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC
PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE
OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR
CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION
INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER
THIS CATEGORY.
--------------------------------------------------------------------------------------------------------
B. CERTAIN TRANSFERS OF REGISTRATION
--------------------------------------------------------------------------------------------------------
o Transfers to an IRA rollover account where any sales                      V            V          V
  charges with respect to the shares being reregistered
  would have been waived had they been redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan is, at that time, a party to a       V          V
  retirement plan recordkeeping or administrative services
  agreement with MFD or one of its affiliates pursuant to
  which certain of those services are provided by Benefit
  Services Corporation or any successor service provider
  designated by MFD.
--------------------------------------------------------------------------------------------------------
o Where the retirement plan has established an account with      V          V
  MFSC on or after January 1, 2000, and is, at that time, a
  party to a retirement plan recordkeeping or
  administrative services agreement with MFD or one of its
  affiliates pursuant to which such services are provided
  with respect to at least $10 million in plan assets.
--------------------------------------------------------------------------------------------------------
o Shares acquired by retirement plans or trust accounts          V          V
  whose financial intermediaries have entered into an
  administrative services agreement with MFD or one of its
  affiliates to perform certain administrative services,
  subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------

(1) Purchases of Class A shares are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase.

WAIVERS FOR 529 TUITION PROGRAMS:

                                                                  SALES CHARGE WAIVED

WAIVER CATEGORY                                                           CLASS       CLASS      CLASS
                                                                          529A        529B       529C
                                                                          ISC         CDSC       CDSC
--------------------------------------------------------------------------------------------------------

A. CERTAIN SPONSORED PLANS
--------------------------------------------------------------------------------------------------------
o Shares acquired on behalf of a group, association or                      V            V          V
  employer sponsored plan, pursuant to guidelines created
  by MFD from time to time.
--------------------------------------------------------------------------------------------------------
B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A,
CLASS B AND CLASS C SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class                    V            V          V
  529A shares, and the CDSC imposed on certain redemptions
  of Class A, Class B and Class C shares, are waived where
  Class 529A, Class 529B and Class 529C shares are acquired
  following the reinvestment of the proceeds of a
  redemption of Class A, Class B and Class C shares,
  respectively, of the same fund; provided however, that
  any applicable CDSC liability on the Class B or Class C
  shares redeemed will carry over to the Class 529B or
  Class 529C shares acquired and for purposes of
  calculating the CDSC, the length of time you have owned
  your Class 529B or Class 529C shares will be measured
  from the date of original purchase of the Class B or
  Class C shares redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by 529 tuition programs whose sponsors or                 V
  administrators have entered into an administrative
  services agreement with MFD or one of its affiliates to
  perform certain administrative or investment advisory
  services subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------
D. QUALIFIED HIGHER EDUCATION EXPENSES
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the redemption proceeds are used to                              V          V
  pay for qualified higher education expenses, which may
  include tuition, fees, books, supplies, equipment and
  room and board (see the program description for further
  information on qualified higher education expenses);
  however the CDSC will not be waived for redemptions where
  the proceeds are transferred or rolled over to another
  tuition program.
--------------------------------------------------------------------------------------------------------
E. SCHOLARSHIP
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the account beneficiary has                                      V          V
  received a scholarship, up to the amount of the
  scholarship.
--------------------------------------------------------------------------------------------------------
F. DEATH OF 529 PLAN BENEFICIARY
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the death of the 529 plan                                V          V
  account beneficiary if the shares were held solely for
  the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
G. USA COLLEGECONNECT 529 PLAN
--------------------------------------------------------------------------------------------------------
o Shares acquired as a result of the conversion of the USA                  V
  CollegeConnect 529 Plan to the MFS 529 Savings Plan
  (shares acquired after the conversion are not entitled to
  a waiver under this category).

GENERAL WAIVERS:

                                                        SALES CHARGE WAIVED

WAIVER CATEGORY                                              CLASS       CLASS        CLASS      CLASS
                                                             A/529A      A CDSC       B/529B     C/529C
                                                             ISC                      CDSC       CDSC
--------------------------------------------------------------------------------------------------------
A. DIVIDEND REINVESTMENT
--------------------------------------------------------------------------------------------------------
o Shares acquired through dividend or capital gain               V          V            V          V
  reinvestment.
--------------------------------------------------------------------------------------------------------
o Shares acquired by automatic reinvestment of                   V          V            V          V
  distributions of dividends and capital gains of any fund
  in the MFS funds pursuant to the Distribution Investment
  Program.
--------------------------------------------------------------------------------------------------------
B. AFFILIATES OF A MFS FUND/CERTAIN FINANCIAL ADVISERS
--------------------------------------------------------------------------------------------------------
o Shares acquired by officers, eligible directors,               V          V            V          V
  employees (including former employees) and agents of MFS,
  Sun Life, or any of their subsidiary companies.
--------------------------------------------------------------------------------------------------------
o Shares acquired by trustees and retired trustees of any        V          V            V          V
  investment company for which MFD serves as distributor.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees, directors, partners,             V          V            V          V
  officers and trustees of any subadviser to any MFS fund.
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain family members of any such          V          V            V          V
  individual identified above and their spouses (or legal
  equivalent under applicable state law), and certain
  trusts, pension, profit-sharing or other retirement plans
  for the sole benefit of such persons, provided the shares
  are not resold except to the MFS fund which issued the
  shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees or registered                     V          V            V          V
  representatives (including former employees) of financial
  intermediaries or an employee's spouse (or legal
  equivalent under applicable state law) or employee's
  children under the age of 21. For employees or registered
  representatives of financial intermediaries who
  established an account with MFS prior to May 1, 2006,
  shares acquired by certain family members of employees or
  registered representatives of financial intermediaries
  and their spouses (or legal equivalent under applicable
  state law), and certain trusts, pension, profit-sharing
  or other retirement plans for the sole benefit of such
  persons, provided the shares are not resold except to the
  MFS Fund which issued the shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by institutional clients of MFS or             V          V            V          V
  MFS Institutional Advisors, Inc.
--------------------------------------------------------------------------------------------------------
C. INVOLUNTARY REDEMPTIONS
--------------------------------------------------------------------------------------------------------
o Shares redeemed at a MFS fund's direction due to the                      V            V          V
  small size of a shareholder's account.
--------------------------------------------------------------------------------------------------------
D. BANK TRUST DEPARTMENTS AND LAW FIRMS
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain bank trust departments  or          V          V
  law firms acting as trustee or manager for trust accounts
  which have entered into an administrative services
  agreement with MFD and are acquiring such shares for the
  benefit of their trust account clients.
--------------------------------------------------------------------------------------------------------
E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF
CLASS I SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class A       V          V
  or Class 529A shares and the contingent deferred sales
  charge imposed on certain redemptions of Class A shares,
  are waived with respect to Class A or Class 529A shares
  acquired of any of the MFS funds through the immediate
  reinvestment of the proceeds of a redemption of Class I
  shares of any of the MFS funds.
--------------------------------------------------------------------------------------------------------
F. SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------------------------------
o Systematic withdrawals with respect to up to 10% per year                              V          V
  (or 15% per year, in the case of accounts registered as
  IRAs where the redemption is made pursuant to Section
  72(t) of the Internal Revenue Code of 1986, as amended)
  of the account value at the time of establishment.
--------------------------------------------------------------------------------------------------------
G. DEATH OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on the account of the death of the                                     V          V
  account owner (e.g., shares redeemed by the estate or any
  transferee of the shares from the estate) if the shares
  were held solely in the deceased individual's name, or
  for the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
H. DISABILITY OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the disability of the                                    V          V
  account owner if shares are held either solely or jointly
  in the disabled individual's name in a living trust for
  the benefit of the disabled individual (in which case a
  disability certification form is required to be submitted
  to MFSC), or shares redeemed on account of the disability
  of the 529 account beneficiary.
--------------------------------------------------------------------------------------------------------
I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by investments through certain dealers         V          V
  (including registered investment advisers and financial
  planners) which have established certain operational
  arrangements with MFD which include a requirement that
  such shares be sold for the sole benefit of clients
  participating in a "wrap" account, mutual fund
  "supermarket" account or a similar program under which
  such clients pay a fee to such dealer.
--------------------------------------------------------------------------------------------------------
J. INSURANCE COMPANY SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by insurance company separate accounts.        V          V
--------------------------------------------------------------------------------------------------------
K. NO COMMISSIONS PAID
--------------------------------------------------------------------------------------------------------
o Shares redeemed where MFD has not paid an up front                        V            V          V
  commission with respect to the sale of the shares,
  provided that such arrangement meets certain conditions
  established by MFD from time to time.
--------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
--------------------------------------------------------------------------------------------------------
o In connection with settlements reached between certain         V
  broker/dealers and the NASD, SEC, and/or other regulatory
  bodies regarding sales of Class B and Class C shares in
  excess of certain dollar thresholds, the funds will, at
  times, permit shareholders who are clients of these firms
  to redeem Class B and Class C shares of the fund and
  concurrently purchase Class A shares without paying an
  initial sales charge.

--------------------------------------------------------------------------------------------------------

                                                       SAI PART II - APPENDIX D

                      FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 ("Distribution Plan") distribution and service payments received by MFD from the fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

COMMISSIONS AND DISTRIBUTION PLAN PAYMENTS

Class A, Class 529A, and Class J Shares

For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          5.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
--------------------------------------------------------------------------------

Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          4.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             3.50%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
------------------------------------------ -------------------------------------

Short-Term Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          2.25%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             2.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            1.75%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            1.50%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.25%
--------------------------------------------------------------------------------

The difference between the total amount invested and the sum of (a) the net proceeds to the fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class 529A and Class J shares of certain specified funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class 529A shares not subject to an initial sales charge other than by MFS Serviced Plans, MFD may pay financial intermediaries an upfront commission of up to 1% annually of the amount purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares by employer sponsored or payroll deduction 529 plans for which there is no initial sales charge or the Class 529A initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $25,000,000 plus              0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

At the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class A shares by MFS Serviced Plans prior to April 2, 2001 (including sales to plans for which account establishment paperwork was received in good order by MFD on or prior to March 30, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $2,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $2,000,000 to $3,000,000 plus         0.80%
--------------------------------------------------------------------------------
Over $3,000,000 to $50,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $50,000,000                           0.25%
--------------------------------------------------------------------------------

Except for MFS Serviced Plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

In the case of MFS Serviced Plans whose account establishment paperwork was received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by MFS Serviced Plans on or after April 2, 2001 (including, sales to plans for which account establishment paperwork was received in good order by MFD on or after April 2, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus                   1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus            0.50%
--------------------------------------------------------------------------------
Over $25,000,000                               0.25%
--------------------------------------------------------------------------------


For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B and Class 529B Shares

Except as noted below, for purchases of Class B and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan for which account establishment paperwork was received in good order by MFD between July 1, 1996 and December 31, 1998, MFD will generally pay an upfront commission to financial intermediaries equal to 2.75% of the amount of Class B shares purchased through such financial intermediary. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan which established its account with MFSC between January 1, 1999, and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002) and certain other retirement plans as determined by MFD from time to time, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee). This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS fund which seeks to switch to the MFS Recordkeeper Plus product.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan distribution fee payment of up to 0.75% and some or all of the Distribution Plan service fee payment of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee).

For purchases of Class C shares by an Alliance Plan, MFD will pay upfront commissions or asset-based compensation to financial intermediaries under either option discussed above, at the financial intermediary's discretion.

Class R, Class R1, Class R2, Class R3 and Class R4 Shares

Except as noted below, for purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to the following rates annually of the average daily net assets of the fund attributable to plan assets (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

------------------------------------------------------------
Class                                 Annual Rate
------------------------------------------------------------

------------------------------------------------------------
Class R1                              0.75%
------------------------------------------------------------
Class R, Class R2, Class R3           0.50%
------------------------------------------------------------
Class R4                              0.25%
------------------------------------------------------------

In addition, MFD may pay financial intermediaries who sell Class R4 shares an upfront commission of up to 0.25% of up to $25 million of a MFS Serviced Plan's initial investment. MFD generally will not pay financial intermediaries receiving this upfront commission an upfront commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time).

For purchases of Class R shares by a MFS Serviced Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class R shares by an Alliance Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to 0.60% of the amount of Class R shares purchased through such financial intermediary.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

529 ADMINISTRATIVE SERVICES FEES, RETIREMENT PLAN ADMINISTRATIVE AND SERVICES FEES, AND SHAREHOLDER SERVICING PAYMENTS

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

OTHER MFD PAYMENTS

Financial intermediaries may receive payments from MFD from MFD's own additional resources that fall within one or more of the following categories, each of which is described in greater detail below, as incentives to market the MFS funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support:

  o Retail Marketing Support Payments;

  o Program Support Payments;

  o Processing Support Payments; and

  o Other Payments.

In determining what types of payments MFD may make to financial intermediaries, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through programs, such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("retail marketing support payments") and Program Assets ("program support payments").

Retail Marketing Support Payments

MFD may make retail marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund or shareholders of the fund through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the fund; assistance with fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; and administrative and account maintenance services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level, and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, at the end of each calendar year, the sum of 0.10% of that financial intermediary's total sales of the fund (with respect to each of the Retail Assets and the Program Assets), and 0.05% of the average net assets of the fund attributable to that financial intermediary (with respect to the aggregate of both the Retail Assets and the Program Assets). Since this restriction on retail marketing support payments is based upon both Retail Assets and Program Assets, the retail marketing support payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail marketing support payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, at the end of each calendar year, 0.15% of the average net assets of the fund (Retail Assets and Program Assets) attributable to LPL.

Program Support Payments

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund, or shareholders of the fund, through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support payments may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, at the end of each calendar year, 0.25% of the average net assets in the program attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.

Processing Support Payments

MFD may make payments to certain financial intermediaries that sell fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments

From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS fund shares (Retail Assets and/or Program Assets) or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

NASD Member Broker/Dealers Receiving Marketing Support, Program Support and/or Processing Support Payments

Set forth below is a list of the member firms of the NASD to which MFD expects as of July 1, 2006 to make Retail Marketing Support, Program Support and/or Processing Support Payments with respect to the funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since July 1, 2006, are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support, Program Support and/or Processing Support Payments to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of MFD. You should ask your financial intermediary if it receives Retail Marketing Support, Program Support or Processing Support Payments from MFD.

401(K) Investment Services, Inc.

A.G. Edwards & Sons, Inc.

ADP Broker-Dealer, Inc.

AIG Financial Advisors, Inc.

Ameriprise Financial Services, Inc.

American General Securities Incorporated

Bear, Stearns Securities Corp.

Becker & Suffern, LTD.

Charles Schwab & Co., Inc.

Chase Investment Services Corp.
Citigroup Global Markets Inc.

Commonwealth Financial Network

CUNA Brokerage Services, Inc.

Fidelity Brokerage Services LLC

Financial Network Investment Corp.

H.D. Vest Investment Services

Hewitt Financial Services LLC

ICMA - RC Services, LLC

IFMG Securities, Inc.

ING Financial Partners, Inc.

Legg Mason Investor Services, LLC

Linsco/Private Ledger Corp.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Securities Inc.

Mid-Atlantic Securities, Inc.

Morgan Stanley DW Inc.

MSCS Financial Services, LLC

Multi Financial Services, Inc.

Paychex Securities Corporation

Piper Jaffray & Co.

Primevest Financial Services, Inc.

Princor Financial Services Corporation

Prudential Investment Management Services LLC

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.

State Street Global Markets, LLC

SunTrust Investment Services, Inc.

UBS Financial Services Inc.

U.S. Bancorp Investments, Inc.

UVest Financial Services Group, Inc.

Wachovia Securities, LLC

Wells Fargo Investments LLC

                                                                     APPENDIX E

                        INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your fund.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

BORROWING. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COUNTRY LOCATION. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

EMERGING MARKETS. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCIES. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor's position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a fund's returns and could result in significant losses to a fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN MARKETS. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

HYBRID INSTRUMENTS. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, "indicators").

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer's creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond's inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

LENDING OF PORTFOLIO SECURITIES. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

LOANS AND OTHER DIRECT INDEBTEDNESS. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information ("MNPI") about the issuers of bank loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer's loans. MFS' decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS' ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS' decision not to receive MNPI under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite MFS' efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS' ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on MFS' ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market's perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix H for a description of bond ratings.

MONEY MARKET INSTRUMENTS. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. In mortgage "dollar roll" transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor's ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

MUNICIPAL INSTRUMENTS. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as "municipal instruments." Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel's opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer's pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations,
(e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower's ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport's service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction's proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the "MSA") entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as "lease obligations"). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

OPTIONS. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the "exercise" or "strike" price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges ("exchange traded options") or privately negotiated transactions (over-the-counter or "OTC options"). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest's price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option's current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest's price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer's credit quality.

REAL ESTATE RELATED INVESTMENTS. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT's manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer's cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor's performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

SHORT SALES. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAPS AND RELATED DERIVATIVES. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," may be entered into for the same types of hedging or non-hedging purposes as swaps. A "cap" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A "floor" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A "collar" transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor's ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the other party's risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

TEMPORARY DEFENSIVE POSITIONS. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a fund's assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

TENDER OPTION BONDS. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as "PIK bonds." PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

                                                           PART II - APPENDIX F

                            INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

(1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                     * * * * * *

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

FOR THE MFS FLOATING RATE HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

FOR THE MFS HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

FOR THE MFS UTILITIES FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

FOR ALL OTHER FUNDS:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                     * * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

FOR ALL OTHER FUNDS:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                     * * * * * *

FOR ALL FUNDS:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

                                                           PART II - APPENDIX G

        RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                              PURPOSE OF DISCLOSURE
-----------------                              ---------------------

MSCI BARRA, Inc.                               Analytical Tool

Bloomberg L.P.                                 Analytical Tool

Board of Trustees                              Fund Governance

Bowne                                          Typesetting and Printing Services

CDS/Computer                                   Software Vendor

Checkfree                                      Software Vendor

eA Data Automation Services, LLC               Data Formatting and Organization
                                               Service

Eagle Investment Systems Corp.                 Accounting System

Ernst & Young LLP                              Independent Registered Public
                                               Accounting Firm

FactSet Research Systems Inc.                  Analytical Tool

GainsKeeper, Inc.                              Accounting System

GFP Acquisition Company, Inc. D.B.A.
GCom2 Solutions                                Software Vendor


G.H. Dean Co.                                  Typesetting and Printing Services

Institutional Shareholder Services Inc.        Proxy Service Provider

Investor Tools Perform                         Analytical Tool

ITG, Inc.                                      Analytical Tool

JP Morgan Chase Bank                           Fund Custodian

Lipper Inc.                                    Publication Preparation

The MacGregor Group                            Software Vendor

Massachusetts Financial Services Co.           Fund Management

MFS Fund Distributors, Inc.                    Fund Distribution

OMGEO LLC                                      Software Vendor

Plexus                                         Analytical Tool

Radianz                                        Software Vendor

Ropes & Gray LLP                               Legal Counsel

Saloman Analytics Inc.                         Analytical Tool

Standard & Poor's Securities Evaluations       Fund Pricing
Services

State Street Bank and Trust Company            Custodian

Sun Capital Advisers LLC*                      Fund Management

Wilshire Analytics/Axiom                       Analytical Tool

* Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the portion of the MFS Diversified Income Fund for which it serves as sub-adviser.

This list is current as of June 30, 2006, and any additions, modifications or deletions to the list that have occurred since June 30, 2006 are not reflected.

                                                                     APPENDIX H

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated "B" are considered speculative and are subject to high credit risk.

CAA: Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

FITCH RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

    o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

    o The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

    o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-`' may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the "AAA" Long-term ratings category, to categories below "CCC," or to Short-term ratings other than "F1." (The +/- modifiers are only used to denote issues within the "CCC" category, whereas issuers are only rated "CCC" without the use of modifiers.)

INVESTMENT ADVISER

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000



DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000



CUSTODIANS

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110



JP Morgan Chase Bank

One Chase Manhattan Plaza

New York, NY 10081



SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc.

500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606

Mailing Address:

P.O. Box 55824, Boston, MA 02205-5824

Class A Shares
Class B Shares
Class C Shares


MFS MUNICIPAL INCOME FUND

PROSPECTUS AUGUST 1, 2007

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

RISK RETURN SUMMARY..........................................   XX
EXPENSE SUMMARY..............................................   XX
CERTAIN INVESTMENT POLICIES AND RISKS........................   XX
MANAGEMENT OF THE FUND.......................................   XX
DESCRIPTION OF SHARE CLASSES.................................   XX
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES.................   XX
OTHER INFORMATION............................................   XX
FINANCIAL HIGHLIGHTS.........................................   XX

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund's investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in municipal instruments.

MFS primarily invests the fund's assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund's total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

PRINCIPAL INVESTMENT TYPES

DEBT INSTRUMENTS: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

LOWER QUALITY DEBT INSTRUMENTS: Lower quality debt instruments, commonly referred to as "high yield securities" or "junk bonds" are debt instruments of less than investment grade quality.

MUNICIPAL INSTRUMENTS: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

INTEREST RATE RISK: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

CREDIT RISK: The value of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer's pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

PREPAYMENT RISK: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument's maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

MUNICIPAL MARKET RISK: The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

MANAGEMENT RISK: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHART. The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                        GAIN OR LOSS (%)
              1997                           9.63%
              1998                           5.04%
              1999                          (2.90)%
              2000                           9.93%
              2001                           4.08%
              2002                           8.04%
              2003                           5.91%
              2004                           5.04%
              2005                           3.97%
              2006                           4.77%

                         CALENDAR YEAR

The total return for the three month period ended March 31, 2007 was 0.69%. During the periods shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

PERFORMANCE TABLE. This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

  o after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

Average Annual Total Returns (for the Periods Ended December 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                           1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years         (0.01)%   4.42%    4.51%
from 4% to 0%)
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)                 3.00%    4.77%    4.51%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)           (0.20)%   4.52%    4.78%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions, with   (0.21)%   4.52%    4.76%
Initial Sales Charge (4.75%)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and      1.45%    4.57%    4.81%
Sale of Class A Shares, with Initial Sales Charge
(4.75%)
--------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+                 4.85%    5.53%    5.75%
--------------------------------------------------------------------------------

* Lehman Brothers Municipal Bond Index is a market-value-weighted index representative of the tax-exempt bond market.
+ Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

The fund commenced investment operations December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, and Class C shares on January 3, 1994.

EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect annualized expenses. The fund's annual operating expenses may vary in future years.

Shareholder Fees Applicable to Each Fund (fees paid directly from your investment):
-------------------------------------------------------------------------------
SHARE CLASS                              A               B                C
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)...       4.75%            N/A              N/A
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less).........................  See Below(#)        4.00%            1.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses of Class A for Each Fund (expenses that are deducted from fund assets):
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Management Fee ....................    0.55%           0.55%            0.55%
Distribution and Service (12b-1)
Fees(1) ...........................    0.25%           1.00%            1.00%
Other Expenses(2) .................    0.39%           0.39%            0.39%
                                       -----           -----            -----
Total Annual Fund Operating
Expenses(2) .......................    1.19%           1.94%            1.94%
  Fee Reductions(3) ...............   (0.25)%         (0.25)%          (0.25)%
                                      -------         -------          -------
Net Expenses(2) ...................    0.94%           1.69%            1.69%

-------------------------------------------------------------------------------

  # A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. "Other Expenses" include certain interest expenses and fees in the amount of 0.15% related to the fund's investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund's net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund's "Total Annual Operating Expenses" and "Net Expenses" in the table above, and in the "Example of Expenses" below. Had these expenses and fees not been included, "Net Expenses" would have been 0.79% for Class A shares, and 1.55% for Class B shares, and 1.54% for Class C shares.
(3) MFS has agreed in writing to reduce its management fee to 0.30% annually until at least February 28, 2009. See "Management of the Fund - Investment Adviser."

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

  o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

  o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

  o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

-------------------------------------------------------------------------------

SHARE CLASS                              YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
A shares                                  $566      $801     $1,043     $1,674
-------------------------------------------------------------------------------

B shares(1)
-------------------------------------------------------------------------------
  Assuming redemption at end of period    $572      $874     $1,214     $1,988
-------------------------------------------------------------------------------
  Assuming no redemption                  $172      $574     $1,014     $1,988
-------------------------------------------------------------------------------

C shares
-------------------------------------------------------------------------------
  Assuming redemption at end of period    $272      $574     $1,014     $2,235
-------------------------------------------------------------------------------
  Assuming no redemption                  $172      $574     $1,014     $2,235
-------------------------------------------------------------------------------

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the fund's return.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2007, the fund paid MFS an effective management fee equal to 0.30% of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.55% annually of the fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund's average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ends September 30.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $192 billion as of March 31, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

--------------------------------------------------------------------------------
INFORMATION                              APPROXIMATE DATE OF POSTING TO WEB SITE
--------------------------------------------------------------------------------
Fund's top 10 securities holdings as
of each month's end                      14 days after month end
--------------------------------------------------------------------------------
Fund's full securities holdings as
of each month's end                      24 days after month end
--------------------------------------------------------------------------------

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER    PRIMARY ROLE    SINCE    TITLE AND FIVE YEAR HISTORY
--------------------------------------------------------------------------------
Geoffrey L.          Portfolio       2000     Senior Vice President of MFS;
Schechter            Manager                  employed in the investment
                                              management area of MFS since 1993.
--------------------------------------------------------------------------------

ADMINISTRATOR

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin, including payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

DESCRIPTION OF SHARE CLASSES

The fund offers Class A, Class B, and Class C shares through this prospectus. The fund also offers additional classes of shares, Class A1 and Class B1 shares. Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund's acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A SHARES. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

--------------------------------------------------------------------------------
                                     INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                     ---------------------------------------
                                 GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE                 (OFFERING PRICE*)         NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000                        4.75%                      4.99%
--------------------------------------------------------------------------------
$50,000 but less than $100,000           4.25%                      4.44%
--------------------------------------------------------------------------------
$100,000 but less than $250,000          3.75%                      3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000          2.75%                      2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00%                      2.04%
--------------------------------------------------------------------------------
$1,000,000 or more                       None**                    None**
--------------------------------------------------------------------------------

 * Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
** A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B SHARES. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

--------------------------------------------------------------------------------
YEAR OF REDEMPTION AFTER PURCHASE          1st   2nd   3rd   4th  5th   6th  7th
--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE            4%    4%    3%   3%    2%   1%    0%
--------------------------------------------------------------------------------

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

-------------------------------------------------------------------------------
                                             INVESTMENTS ELIGIBLE FOR:
                                             -------------------------

                                WAIVED INITIAL   REDUCED INITIAL        WAIVED
PROGRAM                          SALES CHARGE      SALES CHARGE          CDSC
-------------------------------------------------------------------------------
Letter of Intent                                        X
-------------------------------------------------------------------------------
Right of Accumulation                                   X
-------------------------------------------------------------------------------
Automatic Exchange Plan                X*
-------------------------------------------------------------------------------
Exchange Privilege                     X*
-------------------------------------------------------------------------------
Systematic Withdrawal Plan                                               X**
-------------------------------------------------------------------------------
Distribution Reinvestment              X
-------------------------------------------------------------------------------
Distribution Investment Program        X
-------------------------------------------------------------------------------
Other Sales Charge Waivers             X                                 X
-------------------------------------------------------------------------------

 * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
** Not available for Class A shares and limited for Class B and Class C shares.

  o LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

    For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

    To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

  o RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

  o LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

    Eligible accounts that you may link under a LOI and ROA may include:

    o Individual accounts;

    o Joint accounts;

    o Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

    o MFS 529 College Savings Plan accounts;

    o Certain single-participant retirement plan accounts;

    o Certain Individual Retirement Accounts;

    o Uniform Gifts/Transfers to Minor Acts accounts; and

    o Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

    In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

    o Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

    o Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

    It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

    SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

  o AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Money Market Fund or the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

  o SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

  o DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

  o DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.


DISTRIBUTION AND SERVICE FEES

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

-------------------------------------------------------------------------------
                                                                 MAXIMUM TOTAL
                      MAXIMUM                                  DISTRIBUTION AND
CLASS            DISTRIBUTION FEE      MAXIMUM SERVICE FEE        SERVICE FEE
-------------------------------------------------------------------------------
Class A                0.10%                  0.25%                  0.35%
-------------------------------------------------------------------------------
Class B                0.75%                  0.25%                  1.00%
-------------------------------------------------------------------------------
Class C                0.75%                  0.25%                  1.00%
-------------------------------------------------------------------------------

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

The Class A distribution fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

-------------------------------------------------------------------------------
             SHARE CLASS                         UP FRONT COMMISSION AS A
                                               PERCENTAGE OF OFFERING PRICE
-------------------------------------------------------------------------------
               Class A                                    4.75%
-------------------------------------------------------------------------------
               Class B                                    3.75%
-------------------------------------------------------------------------------
               Class C                                    1.00%
-------------------------------------------------------------------------------

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

CLASS A, CLASS B, AND CLASS C SHARES. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

  o ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

    o BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

    o BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

    o ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

    o BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

    o AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

  o ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

  o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

  o BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

  o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

  o SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

  o CHECKWRITING. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Any applicable CDSC will be assessed. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

  o RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

  o GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

  o SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

    o out of the MFS money market funds; or

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

    In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

    In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

    Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

  o LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

    MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

    MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

    If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

  o FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

    To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.


DISTRIBUTION OPTIONS

The following distribution options are generally available:

  o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

  o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

  o Dividend and capital gain distributions in cash; or

  o Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The fund's investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

                                                                         YEARS ENDED 3/31
                                             ------------------------------------------------------------------------
                                                2007             2006           2005          2004          2003
CLASS A
Net asset value, beginning of period          $   8.53           $   8.58       $   8.70      $   8.54       $   8.32
                                              --------           --------       --------      --------       --------
Income (loss) from investment operations
Net investment income (d)                     $   0.42(z)        $   0.41       $   0.42      $   0.41       $   0.41
Net realized and unrealized gain
(loss) on investments                             0.00(w)(z)        (0.06)         (0.13)         0.17           0.25
                                              --------           --------       --------      --------       --------
Total from investment operations              $   0.42           $   0.35       $   0.29      $   0.58       $   0.66
                                              --------           --------       --------      --------       --------
Less distributions declared to shareholders
From net investment income                    $  (0.40)          $  (0.40)      $  (0.41)     $  (0.42)      $  (0.44)
                                              --------           --------       --------      --------       --------
Net asset value, end of period                $   8.55           $   8.53       $   8.58      $   8.70       $   8.54
                                              ========           ========       ========      ========       ========
Total return (%) (r)(s)(t)                        5.00               4.18           3.49          6.94           8.00
                                              --------           --------       --------      --------       --------
Ratios (%) (to average net assets) and
Supplemental data:
Expenses before expense reductions (f)            1.19               1.17           1.04          1.04           1.05
Expenses after expense reductions (f)             0.94               0.92           0.79          0.88           0.90
Expenses after expense reductions
and excluding interest expense
and fees (f)(l)                                   0.79               0.81           0.79          0.88           0.90
Net investment income                             4.91(z)            4.71           4.90          4.80           4.85
Portfolio turnover                                  10                  9              8             9             13
Net assets at end of period (000 omitted)     $248,226           $240,212       $241,850      $264,797       $274,442

                                                                         YEARS ENDED 3/31
                                             ------------------------------------------------------------------------
                                                2007             2006           2005          2004          2003
Class B
Net asset value, beginning of period          $   8.54           $   8.59       $   8.72      $   8.55       $   8.33
                                              --------           --------       --------      --------       --------
Income (loss) from investment operations
Net investment income (d)                     $   0.36(z)        $   0.34       $   0.36      $   0.35       $   0.35
Net realized and unrealized gain(loss)
on investments                                    0.00(w)(z)        (0.05)         (0.14)         0.18           0.24
                                              --------           --------       --------      --------       --------
Total from investment operations              $   0.36           $   0.29       $   0.22      $   0.53       $   0.59
                                              --------           --------       --------      --------       --------
Less distributions declared to shareholders
From net investment income                    $  (0.33)          $  (0.34)      $  (0.35)     $  (0.36)      $  (0.37)
                                              --------           --------       --------      --------       --------
Net asset value, end of period                $   8.57           $   8.54       $   8.59      $   8.72       $   8.55
                                              ========           ========       ========      ========       ========
Total return (%) (r)(s)(t)                        4.34               3.40           2.60          6.27           7.19
                                              --------           --------       --------      --------       --------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)            1.95               1.92           1.79          1.79           1.80

Expenses after expense reductions (f)             1.70               1.67           1.54          1.63           1.65

Expenses after expense reductions and
excluding interest expense and fees (f)(l)        1.55               1.56           1.54          1.63           1.65

Net investment income                             4.16(z)            3.96           4.15          4.05           4.10
Portfolio turnover                                  10                  9              8             9             13

Net assets at end of period (000 omitted)     $ 26,919           $ 36,752       $ 43,930      $ 52,594       $ 59,591

                                                                         YEARS ENDED 3/31
                                             ------------------------------------------------------------------------
                                                2007             2006           2005          2004          2003
Class C
Net asset value, beginning of period          $   8.56           $   8.61       $   8.73      $   8.56       $   8.34
                                              --------           --------       --------      --------       --------
Income (loss) from investment
operations
Net investment income (d)                     $   0.36(z)        $   0.35       $   0.36      $   0.35       $   0.35
Net realized and unrealized gain
(loss) on investments                             0.01(z)           (0.06)         (0.13)         0.18           0.24
                                              --------           --------       --------      --------       --------
Total from investment operations              $   0.37           $   0.29       $   0.23      $   0.53       $   0.59
                                              --------           --------       --------      --------       --------
Less distributions declared to
shareholders
From net investment income                    $  (0.34)          $  (0.34)      $  (0.35)     $  (0.36)      $  (0.37)
                                              --------           --------       --------      --------       --------
Net asset value, end of period                $   8.59           $   8.56       $   8.61      $   8.73       $   8.56
                                              ========           ========       ========      ========       ========
Total return (%) (r)(s)(t)                        4.34               3.41           2.72          6.27           7.18
                                              --------           --------       --------      --------       --------
Ratios (%) (to average net assets) and
Supplemental data:

Expenses before expense reductions (f)            1.94               1.92           1.79          1.79           1.80

Expenses after expense reductions (f)             1.69               1.67           1.54          1.63           1.65

Expenses after expense reductions and
excluding interest expense and fees (f)(l)        1.54               1.56           1.54          1.63           1.65

Net investment income                             4.16(z)            4.09           4.15          4.05           4.10

Portfolio turnover                                  10                  9              8             9             13

Net assets at end of period (000 omitted)     $ 35,070           $ 34,618       $ 33,911      $ 37,508       $ 39,420


Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS MUNICIPAL INCOME FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS MUNICIPAL INCOME FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet Web site at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4096.

Class A1 Shares
Class B1 Shares

MFS MUNICIPAL INCOME FUND

PROSPECTUS AUGUST 1, 2007

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.


RISK RETURN SUMMARY..........................................   XX
EXPENSE SUMMARY..............................................   XX
CERTAIN INVESTMENT POLICIES AND RISKS........................   XX
MANAGEMENT OF THE FUND.......................................   XX
DESCRIPTION OF SHARE CLASSES.................................   XX
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES.................   XX
OTHER INFORMATION............................................   XX
FINANCIAL HIGHLIGHTS.........................................   XX

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund's investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in municipal instruments.

MFS primarily invests the fund's assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund's total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

PRINCIPAL INVESTMENT TYPES

DEBT INSTRUMENTS: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

LOWER QUALITY DEBT INSTRUMENTS: Lower quality debt instruments, commonly referred to as "high yield securities" or "junk bonds" are debt instruments of less than investment grade quality.

MUNICIPAL INSTRUMENTS: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

INTEREST RATE RISK: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

CREDIT RISK: The value of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer's pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

PREPAYMENT RISK: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument's maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

MUNICIPAL MARKET RISK: The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

MANAGEMENT RISK: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Because the fund's Class A1 and Class B1 shares were initially offered on June 22, 2007, these classes do not have a performance record to report. As a result, the bar chart and the performance table show performance of the fund's Class A shares, which are offered in a separate prospectus. Although the Class A1, Class B1, and Class A shares would have similar annual returns (because they represent interests in the same portfolio of securities), Class A1, Class B1, and Class A performance would differ to the extent that Class A1 and Class B1 have lower or higher expenses than Class A.

The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHART. The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year since initial offering, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                               GAIN OR LOSS (%)

                      1997                          9.63%
                      1998                          5.04%
                      1999                         (2.09)%
                      2000                          9.93%
                      2001                          4.08%
                      2002                          8.04%
                      2003                          5.91%
                      2004                          5.04%
                      2005                          3.97%
                      2006                          4.77%

                                 CALENDAR YEAR

The total return for the six month period ended June 30, 2007 was _____%. During the periods shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

PERFORMANCE TABLE. This table shows how the average annual total returns of Class A shares of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

  o after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

Average Annual Total Returns (for the Periods Ended December 31, 2006)

-------------------------------------------------------------------------------
SHARE CLASS                                        1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
RETURNS BEFORE TAXES
-------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (4.75%)        (0.20)%    4.52%     4.78%
-------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
-------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (4.75%)                  (0.21)%    4.52%     4.76%
-------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions and
Sale of Class A Shares, with Initial Sales
Charge (4.75%)                                      1.45%     4.57%     4.81%
-------------------------------------------------------------------------------
BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*+              4.85%     5.53%     5.75%
-------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index measures the municipal bond market. + Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

The fund commenced investment operations December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, Class C shares on January 3, 1994, and Class A1 and Class B1 shares on a limited basis on June 22, 2007.

EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year adjusted for Class A1 and Class B1 fee arrangements. The fund's annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
-------------------------------------------------------------------------------
SHARE CLASS                                         A1         B1
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price).......................................     4.75%       N/A
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price
or redemption proceeds, whichever is less)...   See Below(#)  4.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
-------------------------------------------------------------------------------
Management Fees..............................     0.55%       0.55%
Distribution and Service (12b-1) Fees(1).....      N/A        0.76%
Other Expenses(2)............................     0.39%       0.39%
                                                  -----       -----
Total Annual Fund Operating Expenses(2)......     0.94%       1.70%
      Fee Reductions(3)......................    (0.25)%     (0.25)%
                                                  ------      ------
Net Expenses(2)..............................     0.69%       1.45%

  # A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A1 shares or if you are investing through a retirement plan and your Class A1 purchase meets certain requirements and you redeem your investment within 12 months of your purchase.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class B1 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. "Other Expenses" include certain interest expenses and fees in the amount of 0.11% related to the fund's investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund's net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund's "Total Annual Operating Expenses" and "Net Expenses" in the table above, and in the "Example of Expenses" below. Had these expenses and
    fees not been included, "Net Expenses" would have been    % for Class A1
    shares and    % for Class B1 shares.
(3) MFS has agreed in writing to reduce its management fee to 0.30% annually. This written agreement will continue until at least February 28, 2009. See "Management of the Fund - Investment Adviser" below. In addition, MFS has agreed in writing to bear the fund's expenses such that "Net Expenses" do not exceed 0.49% for Class A1 shares and 1.25% for Class B1 shares until at least June 22, 2008. This written agreement excludes taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, and expenses associated with the fund's investing activities (including interest expenses and fees associated with investments in inverse floating rate instruments).

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

  o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

  o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

  o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
SHARE CLASS                               YEAR 1    YEAR 3    YEAR 5     YEAR 10
--------------------------------------------------------------------------------
A1 shares                                  $540      $708      $914      $1,510
--------------------------------------------------------------------------------
B1 shares(1)
--------------------------------------------------------------------------------
    Assuming redemption at end of period   $546      $782     $1,066     $1,743
--------------------------------------------------------------------------------
    Assuming no redemption                 $146      $482      $866      $1,743
--------------------------------------------------------------------------------

(1) Class B1 shares convert to Class A1 shares approximately eight years after purchase; therefore, years nine and ten reflect Class A1 expenses.

CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the fund's return.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2007, the fund paid MFS an effective management fee equal to 0.30% of the fund's average daily net assets.

The management fee set forth in the fund's Investment Advisory Agreement is 0.55% annually of the fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's most recent semiannual report for the six-month period that ends September 30.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $192 billion as of March 31, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al.
v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

--------------------------------------------------------------------------------
INFORMATION                              APPROXIMATE DATE OF POSTING TO WEB SITE
--------------------------------------------------------------------------------
Fund's top 10 securities holdings
as of each month's end                   14 days after month end
--------------------------------------------------------------------------------
Fund's full securities holdings
 as of each month's end                  24 days after month end
--------------------------------------------------------------------------------

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER   PRIMARY ROLE   SINCE    TITLE AND FIVE YEAR HISTORY
-------------------------------------------------------------------------------
Geoffrey L.         Portfolio      2000     Senior Vice President of MFS;
Schechter           Manager                 employed in the investment
                                            management area of MFS since 1993.
-------------------------------------------------------------------------------

ADMINISTRATOR

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin, including payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

DESCRIPTION OF SHARE CLASSES

The fund offers Class A1 and Class B1 shares through this prospectus. Class A1 and Class B1 shares are available only through a separate prospectus to shareholder accounts opened in the fund in connection with the fund's acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future. The fund also offers Class A, Class B, and Class C shares, which are made available through a separate prospectus provided to investors eligible to purchase them.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A1, or a CDSC when you redeem Class A1 or Class B1 shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A1 or Class B1 shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A1 SHARES. You may purchase Class A1 shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A1 shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A1 shares differs depending upon the amount you invest, as follows:

-------------------------------------------------------------------------------
                                   INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                   ---------------------------------------
                               GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE               (OFFERING PRICE*)         NET AMOUNT INVESTED
-------------------------------------------------------------------------------
Less than $50,000                      4.75%                      4.99%
-------------------------------------------------------------------------------
$50,000 but less than $100,000         4.25%                      4.44%
-------------------------------------------------------------------------------
$100,000 but less than $250,000        3.75%                      3.90%
-------------------------------------------------------------------------------
$250,000 but less than $500,000        2.75%                      2.83%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00%                      2.04%
-------------------------------------------------------------------------------
$1,000,000 or more                     None**                    None**
-------------------------------------------------------------------------------

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
**   A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A1 shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B1 SHARES. You may purchase Class B1 shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

-------------------------------------------------------------------------------
YEAR OF REDEMPTION AFTER PURCHASE      1st   2nd   3rd   4th  5th   6th  7th
-------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE        4%    4%    3%   3%    2%   1%    0%
-------------------------------------------------------------------------------

If you hold Class B1 shares for approximately eight years, they will convert to Class A1 shares of the fund. All Class B1 shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B1 shares in your account convert to Class A1 shares, a proportionate number of the Class B1 shares in the sub-account will also convert to Class A1 shares.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

------------------------------------------------------------------------------
                                             INVESTMENTS ELIGIBLE FOR:
                                ----------------------------------------------
                                WAIVED INITIAL   REDUCED INITIAL        WAIVED
PROGRAM                          SALES CHARGE      SALES CHARGE          CDSC
------------------------------------------------------------------------------
Letter of Intent                                        X
------------------------------------------------------------------------------
Right of Accumulation                                   X
------------------------------------------------------------------------------
Automatic Exchange Plan               X*
------------------------------------------------------------------------------
Exchange Privilege                    X*
------------------------------------------------------------------------------
Systematic Withdrawal Plan                                               X**
------------------------------------------------------------------------------
Distribution Reinvestment             X
------------------------------------------------------------------------------
Distribution Investment Program       X
------------------------------------------------------------------------------
Other Sales Charge Waivers            X                                  X
------------------------------------------------------------------------------

 * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
** Not available for Class A1 shares and limited for Class B1 shares.

  o LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A1 shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

    For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

    To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

  o RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A1 shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

  o LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

    Eligible accounts that you may link under a LOI and ROA may include:

    o Individual accounts;

    o Joint accounts;

    o Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

    o MFS 529 College Savings Plan accounts;

    o Certain single-participant retirement plan accounts;

    o Certain Individual Retirement Accounts;

    o Uniform Gifts/Transfers to Minor Acts accounts; and

    o Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

    In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

    o Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

    o Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

    It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

    SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

  o AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from Class A1 or Class B1 shares in your account in the fund for Class A or Class B shares, respectively, of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments of at least $50 if by check through an automatic redemption of Class A1 and Class B1. For Class B1 shares, you may incur a CDSC when Class B1 shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later, and reset annually thereafter). For Class A1 shares, you may incur a CDSC when Class A1 shares are redeemed under this plan.

  o DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

  o DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A1 and Class B1 shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A1 shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

DISTRIBUTION AND SERVICE FEES

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class B1 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class A1 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

-----------------------------------------------------------------------------
                                                               MAXIMUM TOTAL
                    MAXIMUM                                  DISTRIBUTION AND
CLASS          DISTRIBUTION FEE      MAXIMUM SERVICE FEE        SERVICE FEE
-----------------------------------------------------------------------------
Class B1             0.75%                  0.25%                  1.00%
-----------------------------------------------------------------------------

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The 0.25% per annum Class B1 service fee is paid by the fund only during the first year after you purchase Class B1 shares; thereafter, payment of Class B1 service fee is currently not being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

-----------------------------------------------------------------------------
                                                UP FRONT COMMISSION AS A
             SHARE CLASS                      PERCENTAGE OF OFFERING PRICE
-----------------------------------------------------------------------------
              Class A1                                    4.75%
-----------------------------------------------------------------------------
              Class B1                                    3.75%
-----------------------------------------------------------------------------

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund's acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future.

Purchases of Class B and Class B1 shares are subject to a total account value limitation at the time of purchase of $99,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B or Class B1 share purchases, you will not be able to purchase Class B1 shares. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B1 shares that would otherwise exceed the total account value limitation of $99,999 under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

  o ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

    o BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

    o BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

    o ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

    o BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

    o AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

  o ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

  o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

  o BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

  o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

  o SYSTEMATIC WITHDRAWAL PLAN. For Class A1 and Class B1 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

  o CHECKWRITING. You may redeem your Class A1 shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Any applicable CDSC will be assessed. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your Class A1 or Class B1 shares for Class A and Class B shares, respectively, of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A1 shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

Exchanges of shares of the MFS Money Market Fund or the MFS Government Money Market Fund or of Class A or Class B shares of other MFS funds for shares of Class A1 or Class B1 of the fund, respectively, are not permitted.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

  o RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

  o GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

  o SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

    o out of the MFS money market funds; or

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

    In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

    In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

    Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

  o LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

    MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

    MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

    If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

  o FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

    To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.


DISTRIBUTION OPTIONS

The following distribution options are generally available:

  o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

  o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

  o Dividend and capital gain distributions in cash; or

  o Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The fund's investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. Since Class A1 and B1 shares have no operational history, financial highlights have been provided for Class A shares, which are offered in a separate prospectus. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

                                                                            YEARS ENDED 3/31
                                                     --------------------------------------------------------------
                                                       2007          2006          2005          2004          2003
Class A
Net asset value, beginning of period                 $   8.53      $   8.58      $   8.70      $   8.54      $   8.32
                                                     --------      --------      --------      --------      --------
Income (loss) from investment operations
Net investment income (d)                            $   0.42(z)   $   0.41      $   0.42      $   0.41      $   0.41
Net realized and unrealized gain (loss)
on investments                                           0.00(w)(z)   (0.06)        (0.13)         0.17          0.25
                                                     --------      --------      --------      --------      --------
Total from investment operations                     $   0.42      $   0.35      $   0.29      $   0.58      $   0.66
                                                     --------      --------      --------      --------      --------
Less distributions declared to shareholders
From net investment income                           $  (0.40)     $  (0.40)     $  (0.41)     $  (0.42)     $  (0.44)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period                       $   8.55      $   8.53      $   8.58      $   8.70      $   8.54
                                                     ========      ========      ========      ========      ========
Total return (%) (r)(s)(t)                               5.00          4.18          3.49          6.94          8.00
                                                     --------      --------      --------      --------      --------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)                   1.19          1.17          1.04          1.04          1.05
Expenses after expense reductions (f)                    0.94          0.92          0.79          0.88          0.90
Expenses after expense reductions and excluding
interest expense and fees (f)(l)                         0.79          0.81          0.79          0.88          0.90
Net investment income                                    4.91(z)       4.71          4.90          4.80          4.85
Portfolio turnover                                         10             9             8             9            13
Net assets at end of period (000 omitted)            $248,226       $240,212      $ 241,850      $264,797      $274,442

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year, otherwise net investment income per share, net realized and unrealized gain (loss) on investments per
    share for the year ended March 31, 2007, would have been $     and $     per share respectively, and the ratio
    of net investment income to average net assets would have been     %. The change in estimate has no impact on
    net assets, net asset value per share or total return of the class.

MFS MUNICIPAL INCOME FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS MUNICIPAL INCOME FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

M F S(R)
INVESTMENT MANAGEMENT                    STATEMENT OF ADDITIONAL INFORMATION
                                         AUGUST 1, 2007

MFS MUNICIPAL INCOME FUND
A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated August 1, 2007. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.


DEFINITIONS .............................................................  xx
MANAGEMENT OF THE FUND...................................................  xx
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS.............................  xx
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS...........................  xx
TAX CONSIDERATIONS.......................................................  xx
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................  xx
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...  xx
APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES.........................  xx
APPENDIX B - SHARE OWNERSHIP.............................................  xx
APPENDIX C - PORTFOLIO MANAGER(S)........................................  xx
APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION.......................  xx
APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS................  xx
APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............  xx

DEFINITIONS
"Fund" - MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

"Trust" - MFS Municipal Series Trust, a Massachusetts business trust organized on August 23, 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 20, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 3, 1988).

"MFS" - Massachusetts Financial Services Company, a Delaware corporation.

"MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" - MFS Service Center, Inc., a Delaware corporation.

"Prospectus" - The Prospectus of the Fund, dated August 1, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

TRUSTEE COMPENSATION AND COMMITTEES

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

PORTFOLIO MANAGER(S)

Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund to certain of its service providers -- for advisory services, administrative services, and transfer agency services -- for certain specified periods, is set forth in Appendix D to this Part I.

CUSTODIAN

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of the Fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at 73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for the Fund and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in Appendix E to this Part I.

DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in Appendix E to this
Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

TAX CONSIDERATIONS
For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS Deloitte & Touche LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2007, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

                                                             PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES
The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.


TRUSTEE COMPENSATION TABLE

-------------------------------------------------------------------------------
                              TRUSTEE  RETIREMENT BENEFITS  TOTAL TRUSTEE FEES
                             FEES FROM  ACCRUED AS PART OF  FROM FUND AND FUND
TRUSTEE NAME                  FUND(1)      FUND EXPENSE         COMPLEX(2)
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Robert J. Manning               N/A            N/A                 N/A
-------------------------------------------------------------------------------
Robert C. Pozen                 N/A            N/A                 N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Robert E. Butler              $1,070           N/A               $210,289
-------------------------------------------------------------------------------
Lawrence H. Cohn, M.D         $1,063            $0               $208,289
-------------------------------------------------------------------------------
David H. Gunning              $1,084           N/A               $219,642
-------------------------------------------------------------------------------
William R. Gutow              $1,063           N/A               $208,289
-------------------------------------------------------------------------------
Michael Hegarty               $1,067           N/A               $209,289
-------------------------------------------------------------------------------
J. Atwood Ives                $1,319           $792              $285,289
-------------------------------------------------------------------------------
Lawrence T. Perera            $1,115           $869              $228,289
-------------------------------------------------------------------------------
J. Dale Sherratt              $1,200            $0               $250,289
-------------------------------------------------------------------------------
Laurie J. Thomsen             $1,080           N/A               $209,289
-------------------------------------------------------------------------------
Robert W. Uek                 $1,143           N/A               $227,789
-------------------------------------------------------------------------------

 (1) For the fiscal year ended March 31, 2007.
 (2) Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2006 of approximately $102 billion).

Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

COMMITTEES

The Board has established the following Committees:

------------------------------------------------------------------------------------------------------------------------
                       NUMBER OF
NAME OF               MEETINGS IN                                                                     CURRENT
COMMITTEE          LAST FISCAL YEAR    FUNCTIONS                                                      MEMBERS(1)
------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            8           Oversees the accounting and auditing procedures of the Fund    Butler*, Gutow*,
                                       and, among other duties, considers the selection of the        Sherratt*,
                                       independent accountants for the Fund and the scope of the      Thomsen*, and
                                       audit, and considers the effect on the independence of         Uek*
                                       those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for
                                       establishing procedures for the receipt, retention, and
                                       treatment of complaints received by the Fund regarding
                                       accounting, internal accounting controls, or auditing
                                       matters and the confidential, anonymous submission of
                                       concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund's investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.
------------------------------------------------------------------------------------------------------------------------
COMPLIANCE AND             8           Oversees the development and implementation of the Fund's      Butler*, Cohn*,
GOVERNANCE                             regulatory and fiduciary compliance policies, procedures,      Gunning*, Gutow*, and
COMMITTEE                              and practices under the 1940 Act, and other applicable laws,   Sherratt*
                                       as well as oversight of compliance policies of the Fund's
                                       investment adviser and certain other service providers as
                                       they relate to Fund activities. The Fund's Independent Chief
                                       Compliance Officer reports directly to the Committee and
                                       assists the Committee in carrying out its responsibilities.
                                       In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and
                                       recommendations concerning the functions and duties of the committees of the Board.

------------------------------------------------------------------------------------------------------------------------
CONTRACTS                  5           Requests, reviews, and considers the information deemed        All non-interested
REVIEW                                 reasonably necessary to evaluate the terms of the              Trustees of the
COMMITTEE                              investment advisory and principal underwriting agreements      Board (Butler,
                                       and the Plan of Distribution under Rule 12b-1 that the Fund    Cohn, Gunning,
                                       proposes to renew or continue, and to make its                 Gutow, Hegarty,
                                       recommendations to the full Board of Trustees on these         Ives, Perera,
                                       matters.                                                       Sherratt, Thomsen,
                                                                                                      and Uek)
------------------------------------------------------------------------------------------------------------------------
NOMINATION AND             1           Recommends qualified candidates to the Board in the event      All non-interested
COMPENSATION                           that a position is vacated or created. The Committee will      Trustees of the
COMMITTEE                              consider recommendations by shareholders when a vacancy        Board (Butler,
                                       exists. Shareholders wishing to recommend candidates for       Cohn, Gunning,
                                       Trustee for consideration by the Committee may do so by        Gutow, Hegarty,
                                       writing to the Fund's Secretary at the principal executive     Ives, Perera,
                                       office of the Fund. Such recommendations must be               Sherratt, Thomsen,
                                       accompanied by biographical and occupational data on the       and Uek)
                                       candidate (including whether the candidate would be an
                                       "interested person" of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the
                                       recommending shareholder with respect to the Fund, and a
                                       description of any arrangements or understandings regarding recommendation of the candidate for consideration. The
                                       Committee is also responsible for making recommendations to the Board regarding any necessary standards or
                                       qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding
                                       compensation for the non-interested Trustees.
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  8           Oversees the policies, procedures, and practices of the        Cohn*, Gunning*,
TRADING AND                            Fund with respect to brokerage transactions involving          Hegarty*, and
MARKET REVIEW                          portfolio securities as those policies, procedures, and        Perera*
COMMITTEE                              practices are carried out by MFS and its affiliates. The
                                       Committee also oversees the administration of the Fund's
                                       proxy voting policies and procedures by MFS. In addition,
                                       the Committee receives reports from MFS regarding the
                                       policies, procedures, and practices of MFS and its
                                       affiliates in connection with their marketing and
                                       distribution of shares of the Fund.
------------------------------------------------------------------------------------------------------------------------
PRICING                    8           Oversees the determination of the value of the portfolio       Hegarty*, Perera*,
COMMITTEE                              securities and other assets held by the Fund and determines    Thomsen*, and
                                       or causes to be determined the fair value of securities and    Uek*
                                       assets for which market quotations are not "readily
                                       available" in accordance with the 1940 Act. The Committee
                                       delegates primary responsibility for carrying out these
                                       functions to MFS and MFS' internal valuation committee
                                       pursuant to pricing policies and procedures approved by the
                                       Committee and adopted by the full Board. These policies
                                       include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets
                                       held by the Fund for which market quotations are not
                                       readily available. The Committee meets periodically with
                                       the members of MFS' internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund's pricing policies and procedures, and to review and assess the policies and
                                       procedures themselves. The Committee also exercises the
                                       responsibilities of the Board under the Amortized Cost
                                       Valuation Procedures approved by the Board on behalf of
                                       each Fund which holds itself out as a "money market fund"
                                       in accordance with Rule 2a-7 under the 1940 Act.
------------------------------------------------------------------------------------------------------------------------
SERVICES                   8           Reviews and evaluates the contractual arrangements of the      Gunning*,
CONTRACTS                              Fund relating to transfer agency, administrative services,     Sherratt*,
COMMITTEE                              custody, pricing and bookkeeping services, and lending of      Thomsen*,
                                       portfolio securities, and makes recommendations to the full    and Uek*
                                       Board of Trustees on these matters.
------------------------------------------------------------------------------------------------------------------------

(1) The Trustees' identification and background are set forth in Appendix A to Part II.
*   Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.

                                                             PART I - APPENDIX B

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of May 1, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. Over $100,000

--------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE            SECURITIES IN THE FUND     FUNDS OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert J. Manning                     N                           D
--------------------------------------------------------------------------------
Robert C. Pozen                       N                           D
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert E. Butler                      N                           D
--------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.                N                           D
--------------------------------------------------------------------------------
David H. Gunning                      N                           D
--------------------------------------------------------------------------------
William R. Gutow                      N                           D
--------------------------------------------------------------------------------
Michael Hegarty                       N                           D
--------------------------------------------------------------------------------
J. Atwood Ives                        N                           D
--------------------------------------------------------------------------------
Lawrence T. Perera                    N                           D
--------------------------------------------------------------------------------
J. Dale Sherratt                      N                           D
--------------------------------------------------------------------------------
Laurie J. Thomsen                     N                           D
--------------------------------------------------------------------------------
Robert W. Uek                         N                           D
--------------------------------------------------------------------------------

25% OR GREATER OWNERSHIP OF THE FUND

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of May 1, 2007, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

--------------------------------------------------------------------------------
NAME AND ADDRESS OF INVESTOR                     PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
N/A                                              N/A
--------------------------------------------------------------------------------

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of May 1, 2007. All holdings are of record unless otherwise indicated.

--------------------------------------------------------------------------------
NAME AND ADDRESS OF INVESTOR                PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.               8.14% of Class C Shares
Surpas House Account
ATTN: Cindy Tempesta 7th Floor
333 W 34th Street
New York, NY 10001- 2402
--------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.   6.05% of Class A Shares
For the Sole Benefit of its Customers       14.73% of Class B Shares
4800 Deerlake Drive East                    8.97% of Class C Shares
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------

                                                             PART I - APPENDIX C

PORTFOLIO MANAGER(S)

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended March 31, 2007. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF EQUITY SECURITIES IN FUND
--------------------------------------------------------------------------------
Geoffrey L. Schechter                                      C
--------------------------------------------------------------------------------

OTHER ACCOUNTS

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Fund's fiscal year ended March 31, 2007, were as follows:

--------------------------------------------------------------------------------
                   REGISTERED INVESTMENT      OTHER POOLED
                         COMPANIES*       INVESTMENT VEHICLES    OTHER ACCOUNTS
--------------------------------------------------------------------------------
                   NUMBER OF     TOTAL    NUMBER OF     TOTAL  NUMBER OF  TOTAL
   NAME            ACCOUNTS      ASSETS   ACCOUNTS     ASSETS  ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Geoffrey L.                      $6.4                   $219
Schechter             10        billion       1       million      0        N/A
--------------------------------------------------------------------------------

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

The Fund paid compensation for advisory services, administrative services, and transfer agency services, over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

--------------------------------------------------------------------------------
                     NET AMOUNT                NET AMOUNT           NET AMOUNT
                       PAID TO                   PAID TO            PAID TO MFS
                       MFS FOR     AMOUNT        MFSC FOR           FOR GENERAL
                      ADVISORY     WAIVED    TRANSFER AGENCY      ADMINISTRATIVE
FISCAL YEAR ENDED     SERVICES     BY MFS      SERVICES(1)           SERVICES
--------------------------------------------------------------------------------
March 31, 2007        $923,010    $769,215       $257,314             $63,766
--------------------------------------------------------------------------------
March 31, 2006        $953,768    $794,807       $335,332             $43,463
--------------------------------------------------------------------------------
March 31, 2005        $994,519    $829,049       $311,912             $26,315
--------------------------------------------------------------------------------

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $76,361 for the fiscal year ended March 31, 2007.

                                                             PART I - APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

--------------------------------------------------------------------------------
                   CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
--------------------------------------------------------------------------------
                                      REALLOWED TO
                           RETAINED     FINANCIAL    CLASS A   CLASS B   CLASS C
FISCAL YEAR END    TOTAL    BY MFD   INTERMEDIARIES  SHARES    SHARES    SHARES
--------------------------------------------------------------------------------
March 31, 2007   $292,778   $38,270     $254,508     $45,914   $58,195    $3,885
--------------------------------------------------------------------------------
March 31, 2006   $336,043   $57,357     $278,686      $8,903   $59,246    $4,632
--------------------------------------------------------------------------------
March 31, 2005   $187,204   $28,629     $158,575      $3,310   $80,573   $10,670
--------------------------------------------------------------------------------

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended March 31, 2007, the Fund made the following Distribution Plan payments:

--------------------------------------------------------------------------------
                                  AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
--------------------------------------------------------------------------------
                                               RETAINED BY    PAID TO FINANCIAL
CLASS OF SHARES                PAID BY FUND        MFD        INTERMEDIARIES(1)
--------------------------------------------------------------------------------
Class A Shares                   $606,331        $27,074           $579,257
--------------------------------------------------------------------------------
Class B Shares                   $322,274        $242,064          $ 80,210
--------------------------------------------------------------------------------
Class C Shares                   $347,672        $ 45,602          $302,070
--------------------------------------------------------------------------------

(1) May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

--------------------------------------------------------------------------------
FISCAL YEAR END                             BROKERAGE COMMISSIONS PAID BY FUND
--------------------------------------------------------------------------------
March 31, 2007                                              N/A
--------------------------------------------------------------------------------
March 31, 2006                                              N/A
--------------------------------------------------------------------------------
March 31, 2005                                              N/A
--------------------------------------------------------------------------------

Securities Issued By Regular Broker/Dealers

During the fiscal year ended March 31, 2007, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of March 31, 2007:

--------------------------------------------------------------------------------
BROKER/DEALER                                         VALUE OF SECURITIES
--------------------------------------------------------------------------------
N/A                                                           N/A
--------------------------------------------------------------------------------

Transactions with Research Firms

During the fiscal year ended March 31, 2007, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

--------------------------------------------------------------------------------
DOLLAR AMOUNT OF TRANSACTIONS WITH         COMMISSIONS PAID ON TRANSACTIONS WITH
RESEARCH FIRMS                                         RESEARCH FIRMS
--------------------------------------------------------------------------------
N/A                                                         N/A
--------------------------------------------------------------------------------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI, updated through September 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

TABLE OF CONTENTS

I.    Definitions........................................................     2

II.   Management of the Fund.............................................     2

III.  Sales Charge Waivers...............................................     7

IV.   Distribution Plan..................................................     7

V.    Financial Intermediary Compensation................................     9

VI.   Investment Techniques, Practices, Risks and Restrictions...........    10

VII.  Net Income and Distributions.......................................    10

VIII. Tax Considerations.................................................    11

IX.   Portfolio Transactions and Brokerage Commissions...................    22

X.    Disclosure of Portfolio Holdings...................................    24

XI.   Determination of Net Asset Value...................................    28

XII.  Shareholder Services...............................................    30

XIII. Description of Shares, Voting Rights and Liabilities ..............    32

Appendix A. Trustees and Officers - Identification and Background .......    34

Appendix B. Proxy Voting Policies and Procedures.........................    39

Appendix C. Waivers of Sales Charges.....................................    69

Appendix D. Financial Intermediary Compensation..........................    77

Appendix E. Investment Strategies and Risks..............................    88

Appendix F. Investment Restrictions......................................   117

Appendix G. Recipients of Non-Public Portfolio Holdings on an Ongoing
            Basis.........................................................  120

Appendix H. Description of Bond Ratings..................................   122

  I. DEFINITIONS

  "Alliance Plans" - include retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

  "Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

  "Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

  "MFS Serviced Plans" - include retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services.

  "1940 Act"- the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.


  II. MANAGEMENT OF THE FUND
> TRUSTEES/OFFICERS

  Board Oversight -- The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

  Trustees and Officers -- Identification and Background -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix A of this Part II.

> INVESTMENT ADVISER

  MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

  Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix B to this SAI Part II (except for the MFS Union Standard Equity Fund, for which JMR Financial, Inc., votes proxies as described in Appendix B to this SAI Part II). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's Web site at http://www.sec.gov.

  INVESTMENT SUB-ADVISER - MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital or the Sub-Adviser) to act as sub-adviser with respect to the real estate related portion of the MFS Diversified Income Fund's portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"), a corporation organized in Canada as well as an affiliate of MFS. Sun Life Financial and its affiliates currently transact business in Canada, the United States and Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial Inc. is located at 150 King Street West, Toronto, Canada, M5H 1J9.

  The Sub-Adviser is a Delaware limited liability company and a registered investment adviser. The Sub-Adviser provides investment management and supervisory services to mutual funds and institutional accounts.

  INVESTMENT ADVISORY AGREEMENT -- MFS manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

  MFS pays the compensation of the Trust's officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

  The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

  The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not "interested persons" of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

  The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

  SUB-ADVISORY AGREEMENT - Sun Capital serves as the MFS Diversified Income Fund's Sub-Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Adviser delegate to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the "Fund"). Sun Capital will provide portfolio management services for the Fund for the portion of the portfolio invested in REITs ("real estate investment trust") and other real estate related investments. For these services, the Adviser pays the Sub-Adviser an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund's average daily net assets managed by the Sub-Adviser. The Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days' written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

> ADMINISTRATOR

  MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the fund pays an annual fee to MFS for providing these services.

  Effective August 1, 2006, the maximum annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets (except for Funds investing primarily in shares of MFS Funds):

  -----------------------------------------------------------------------
  On the first $50,000,000 in assets                              0.0000%
  -----------------------------------------------------------------------
  $50,000,000 - $750,000,000 in assets                            0.0175%
  -----------------------------------------------------------------------
  $750,000,000 - $1,500,000,000 in assets                         0.0170%
  -----------------------------------------------------------------------
  $1,500,000,000 - $2,500,000,000 in assets                       0.0165%
  -----------------------------------------------------------------------
  $2,500,000,000 - $4,000,000,000 in assets                       0.0120%
  -----------------------------------------------------------------------
  Over $4,000,000,000                                             0.0000%

  The fees are subject to minimum and maximum fees, based on the asset level of the MFS Funds.

  In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the Fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. In addition, MFS has agreed in writing to waive the fee to 0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3, until at least September 30, 2007.

> SHAREHOLDER SERVICING AGENT

  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, plus a target profit margin. MFSC may also contract with other third party service providers to provide some or all of the services described above. MFSC has contracted with State Street Bank and Trust Company to perform dividend disbursing agent functions for the Fund.

  Under the Agreement, MFSC may receive a fee from the Fund designed to achieve a target pre-tax annual profit margin. Taking into account this goal, effective April 1, 2006, the Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.0964%. Such fee rate shall continue until modified by agreement between the Fund and MFSC, taking into account MFSC's pre-tax profit margin target.

  In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with third parties that provide omnibus accounting, network, subtransfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

> DISTRIBUTOR

  MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

  See Appendix D to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

> PROGRAM MANAGER(S)

  MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. The Fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

  Under the Agreement, the Fund pays MFD a fee for these services of up to 0.35% annually of the assets attributable to the 529 share classes. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the Fund's Board of Trustees. MFD pays a portion of this fee to third parties who provide these services.

  Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

> CODE OF ETHICS

  The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's or sub-adviser's Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

  III.      SALES CHARGE WAIVERS

  In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares, are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

  IV. DISTRIBUTION PLAN

  The Trustees have approved a plan in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan"). The Fund has not adopted a Distribution Plan with respect to its Class I or Class R5 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan ("Distribution Plan Qualified Trustees"), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

  The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a Fund's net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a Fund's expense ratio by spreading the Fund's fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund's portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

  The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates ("Designated Class"). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

  The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

  -----------------------------------------------------------------------------
                                                                  MAXIMUM TOTAL
                         MAXIMUM             MAXIMUM               DISTRIBUTION
                      DISTRIBUTION           SERVICE               AND SERVICE
          CLASS           FEE                 FEE                      FEE
  -----------------------------------------------------------------------------
  Class A                0.10%                0.25%                    0.35%
  -----------------------------------------------------------------------------
  Class 529A             0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class B                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529B             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class C                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529C             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class R                0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R1               0.50%                0.25%                    0.75%
  -----------------------------------------------------------------------------
  Class R2               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R3               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R4               0.00%                0.25%                    0.25%
  -----------------------------------------------------------------------------
  Class W                0.10%                0.00%                    0.10%
  -----------------------------------------------------------------------------
  Class J                0.25%                0.70%/0.75%           0.95%/1.00%
  -----------------------------------------------------------------------------
  Service Class          0.25%                0.00%                    0.25%
  -----------------------------------------------------------------------------

  In certain circumstances, the fees described below may not be implemented, are being waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

> SERVICE FEES

  The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

> DISTRIBUTION FEES

  The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

  In addition, with respect to Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Emerging Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Capital Opportunities Fund, MFS Strategic Income Fund, and MFS Bond Fund, to the extent that the annualized aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% of Class A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

  V. FINANCIAL INTERMEDIARY COMPENSATION

  MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, retirement plan administrative and service fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix D of this Part II.

  VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

  Set forth in Appendix E of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techniques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.


  VII. NET INCOME AND DISTRIBUTIONS

> MONEY MARKET FUNDS

  The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days that the Exchange is closed).

  For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

  Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

  It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

  In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

> OTHER FUNDS

  Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

  VIII. TAX CONSIDERATIONS

  The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

> TAX TREATMENT OF THE FUND

  Federal Taxes -- The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

    (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

    (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

  In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting the diversification requirement described in paragraph (c).

  In general, for purposes of the 90% income requirement described in paragraph
  (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

  As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

  If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

  Massachusetts Taxes -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

> TAXATION OF SHAREHOLDERS

  Tax Treatment of Distributions -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

  For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

  In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

  Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

  Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

  Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

  Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

  Capital Loss Carryovers-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in the notes to the financial statements for the Fund.

  Dividends-Received Deduction-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

  Disposition of Shares-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

  Shares Purchased Through Tax-Qualified Plans -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

  U.S. Taxation of Non-U.S. Persons -- Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
  (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004, and, (2) with respect to its investments in underlying Funds (if any), with respect to designated distributions from such underlying Funds in their taxable years beginning after December 31, 2004, that are received by the Fund in its taxable year beginning after December 31, 2004. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to Research Bond Fund J shares. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
  Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

  If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

  In general, special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the Fund's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and real estate investment trusts ("REITs")). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds 5% or less of such class of stock at all times during the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

  For taxable years beginning on or after January 1, 2006, where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution. If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

  Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

  Foreign shareholders in the Fund should consult their tax advisers with respect to the potential application of the above rules.

  Backup Withholding -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The back-up withholding rules also apply to distributions that are properly designated as exempt-interest dividends.

  Foreign Income Taxation of a Non-U.S. Person -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

  State and Local Income Taxes: U.S. Government Securities -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

  Certain Investments -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a real estate mortgage investment conduit (a "REMIC") can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

  Options, Futures Contracts, and Forward Contracts -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

  Foreign Investments -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

  Foreign Income Taxes -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

  If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the Fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

  Tax Shelter Reporting -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

  Underlying Funds -- If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from underlying Funds' income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

  If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

  Depending on the Fund's percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income;" otherwise, it will be taxable as ordinary income.

  The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. Furthermore, if the Fund is a QIE and invests in an underlying Fund that is a QIE, a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the underlying Fund.

  Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

> SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS

  The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

  Tax-Exempt Distributions -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

  Taxable Distributions -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

  Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

  Certain Additional Information for Municipal Fund Shareholders -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

  Consequences of Redeeming Shares -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

  State and Local Income Taxes: Municipal Obligations -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

> SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES

  The following special consideration applies specifically to the ownership of a Fund' 529 share classes through a tuition program that qualifies under
  Section 529 of the Code.

  The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

  Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

  IX. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  For the purposes of this section, all references to the "Adviser" shall include the Sub-Adviser with respect to that portion of the MFS Diversified Income Fund for which the Sub-Adviser provides day-to-day investment advisory services.

  Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

  In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; and the quality of services rendered by the broker/dealer in that and other transactions.

  In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

  The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

  Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker/dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

  The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

  From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

  If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

  In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

  In certain instances there may be securities that are suitable for the Fund's portfolio as well as for one or more of the other clients of the Adviser or any subsidiary of the Adviser. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Advisor determines to purchase or sell the same securities for several clients at approximately the same time. The Advisor may, but is not required to, aggregate together purchases and sales for several clients and allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Services accounts; (2) funds or accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

  X. DISCLOSURE OF PORTFOLIO HOLDINGS

  The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

  Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

> PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS

  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

  The following information is generally available to you on the MFS Web site (mfs.com):

  Information                           Approximate Date of Posting to Web Site
  -----------                           ---------------------------------------
  Fund's top 10 securities holdings     14 days after month end
             as of each month's end
  Fund's full securities holdings       29 days after month end
           as of each month's end

  Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

  Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

  A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

> DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS

  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

  In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

  Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

  Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

  Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

  In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

  Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

  Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

  The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

> ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE

  With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with "Disclosure of Non-Public Portfolio Holdings" above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix G to this SAI Part II, or permit the recipients identified in Appendix G to this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

  This list of recipients in Appendix G to this SAI Part II is current as of June 30, 2006, and any additions, modifications, or deletions to this list that have occurred since June 30, 2006, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund's current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix G to this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

  XI. DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund's net asset value the next business day after such change.

> MONEY MARKET FUNDS

  Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the Fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

  The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

> NON-MONEY MARKET FUNDS

  Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

  Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

  Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

  Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

  Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

  Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

  Swaps are generally valued at a broker-dealer bid quotation.

  Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

  The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

  XII. SHAREHOLDER SERVICES

> INVESTMENT AND WITHDRAWAL PROGRAMS

  The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

  LETTER OF INTENT. Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

  If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  SYSTEMATIC WITHDRAWAL PLAN ("SWP"). To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the redemption of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

  GROUP PURCHASES. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

> EXCHANGE PRIVILEGE

  MONEY MARKET FUNDS

  If you exchange your shares out of MFS Cash Reserve Fund, MFS Government Money Market Fund, or MFS Money Market Fund into Class A or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

  o the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

  o the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

  o the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

  MFS FIXED FUND. Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares and Units, shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares or Units will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged Fund and the original purchase date of the shares subject to the CDSC. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of a MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid.

  TELEPHONE EXCHANGES. No more than ten exchanges may be made in any one exchange request by telephone.


  XIII. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

  The Trust's Declaration of Trust, as amended or amended and restated from time to time, permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

  Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

  Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. Each Trust except MFS Series Trust XII, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

  The Trustees may cause a shareholder's shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

  Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

  The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

  The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

  The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                                                                     APPENDIX A

             TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------


                                                        PRINCIPAL OCCUPATIONS
                    POSITION(S)                         DURING THE PAST FIVE
  NAME, DATE OF      HELD WITH     TRUSTEE/OFFICER          YEARS & OTHER
      BIRTH             FUND           SINCE(1)            DIRECTORSHIPS(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED
TRUSTEES
--------------------------------------------------------------------------------
Robert J.           Trustee       April 2005;        Massachusetts Financial
Manning(3)                        December 2004 -    Services Company, Chief
(born 10/20/63)                   March 2005         Executive Officer,
                                  (Advisory          President, Chief Investment
                                  Trustee);          Officer  and Director
                                  February -
                                  December 2004
                                  (Trustee)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert C. Pozen(3)  Trustee       April 2005;        Massachusetts Financial
(born 8/8/46)                     December 2004      Services Company, Chairman
                                  -March 2005        (since February 2004);
                                  (Advisory          Secretary of Economic
                                  Trustee);          Affairs, The Commonwealth
                                  February -         December 2002); Fidelity
                                  December 2004      of Massachusetts (January
                                  (Trustee)          2002 to Investments, Vice
                                                     Chairman (June 2000 to
                                                     December 2001); Fidelity
                                                     Management & Research
                                                     Company (investment
                                                     adviser), President (March
                                                     1997 to July 2001); Bell
                                                     Canada Enterprises
                                                     (telecommunications),
                                                     Director; Medtronic, Inc.
                                                     (medical technology),
                                                     Director; Telesat
                                                     (satellite
                                                     communications), Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------
J. Atwood Ives      Trustee and   February 1992      Private investor; Eastern
(born 5/1/36)       Chair of                         Enterprises (diversified
                    Trustees                         services company),
                                                     Chairman, Trustee and
                                                     Chief Executive Officer
                                                     (until November 2000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert E.           Trustee       January 2006       Consultant - regulatory
Butler(4)                                            and compliance matters
(born 11/29/41)                                      (since July 2002);
                                                     PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (November
                                                     2000 until June 2002)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence H. Cohn,   Trustee       August 1993        Brigham and Women's
M.D.                                                 Hospital, Chief of Cardiac
(born 3/11/37)                                       Surgery (until 2005);
                                                     Harvard Medical School,
                                                     Professor of Surgery;
                                                     Brigham and Women's
                                                     Hospital Physician's
                                                     Organization Chair (2000
                                                     to 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David H. Gunning    Trustee       January 2004       Cleveland-Cliffs Inc.
(born 5/30/42)                                       (mining products and
                                                     service provider), Vice
                                                     Chairman/Director (since
                                                     April 2001); Encinitos
                                                     Ventures (private
                                                     investment company),
                                                     Principal (1997 to April
                                                     2001); Lincoln Electric
                                                     Holdings, Inc. (welding
                                                     equipment manufacturer),
                                                     Director

--------------------------------------------------------------------------------
William R. Gutow    Trustee       December 1993      Private investor and real
(born 9/27/41)                                       estate consultant; Capitol
                                                     Entertainment Management
                                                     Company (video franchise),
                                                     Vice Chairman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Hegarty     Trustee       December 2004      Retired; AXA Financial
(born 12/21/44)                                      (financial services and
                                                     insurance), Vice Chairman
                                                     and Chief Operating
                                                     Officer (until May 2001);
                                                     The Equitable Life
                                                     Assurance Society
                                                     (insurance), President and
                                                     Chief Operating Officer
                                                     (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence T.         Trustee       July 1981          Hemenway & Barnes
Perera                                               (attorneys), Partner
(born 6/23/35)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Dale Sherratt    Trustee       August 1993        Insight Resources, Inc.
(born 9/23/38)                                       (acquisition planning
                                                     specialists), President;
                                                     Wellfleet Investments
                                                     (investor in health care
                                                     companies), Managing
                                                     General Partner (since
                                                     1993); Cambridge
                                                     Nutraceuticals
                                                     (professional nutritional
                                                     products), Chief Executive
                                                     Officer (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Laurie J. Thomsen   Trustee       March 2005         Private investor; Prism
(born 8/5/57)                                        Venture Partners (venture
                                                     capital), Co-founder and
                                                     General Partner (until
                                                     June 2004); St. Paul
                                                     Travelers Companies
                                                     (commercial property
                                                     liability insurance),
                                                     Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert W. Uek       Trustee       January 2006       Retired (since 1999);
(born 5/18/41)                                       PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (until
                                                     1999); Consultant to
                                                     investment company
                                                     industry (since 2000); TT
                                                     International Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until
                                                     2005); Hillview
                                                     Investment Trust II Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maria F. Dwyer(3)   President     November 2005      Massachusetts Financial
(born 12/1/58)                                       Company, Executive Vice
                                                     President and Chief
                                                     Regulatory Officer (since
                                                     March 2004); Fidelity
                                                     Management & Research
                                                     Company, Vice President
                                                     (prior to March 2004);
                                                     Fidelity Group of Funds,
                                                     President and Treasurer
                                                     (prior to March 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tracy Atkinson(3)   Treasurer     September 2005     Massachusetts Financial
(born 12/30/64)                                      Services Company, Senior
                                                     Vice President (since
                                                     September 2004);
                                                     PricewaterhouseCoopers
                                                     LLP, Partner (prior to
                                                     September 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Christopher R.      Assistant     July 2005          Massachusetts Financial
Bohane(3)           Secretary                        Services Company, Vice
(born 1/18/74)      and                              President and Senior
                    Assistant                        Counsel (since April 2003);
                    Clerk                             Kirkpatrick & Lockhart LLP
                                                     (law firm), Associate
                                                     (prior to April 2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ethan D.            Assistant     July 2005          Massachusetts Financial
Corey(3)            Secretary                        Services Company, Special
(born 11/21/63)     and                              Counsel (since December
                    Assistant                        2004); Dechert LLP (law
                    Clerk                            firm), Counsel (prior to
                                                     December 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David L.            Assistant     July 2005          Massachusetts Financial
DiLorenzo(3)        Treasurer                        Services Company, Vice
(born 8/10/68)                                       President (since June
                                                     2005); JP Morgan Investor
                                                     Services, Vice President
                                                     (prior to June 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timothy M.          Assistant     September 2005     Massachusetts Financial
Fagan(3)            Secretary                        Services Company, Vice
(born 7/10/68)      and                              President and Senior
                    Assistant                        Counsel (since September
                    Clerk                            2005); John Hancock
                                                     Advisers, LLC, Vice
                                                     President and Chief
                                                     Compliance Officer
                                                     (September 2004 to August
                                                     2005), Senior Attorney
                                                     (prior to September 2004);
                                                     John Hancock Group of
                                                     Funds, Vice President and
                                                     Chief Compliance Officer
                                                     (September 2004 to
                                                     December 2004)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark D.             Assistant     July 2005          Massachusetts Financial
Fischer(3)          Treasurer                        Services Company, Vice
(born 10/27/70)                                      President (since May 2005);
                                                     JP Morgan Investment
                                                     Management Company, Vice
                                                     President (prior to May
                                                     2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brian E.            Assistant     May 2006           Massachusetts Financial
Langenfeld(3)       Secretary                        Services Company, Assistant
(born 3/7/73)       and                              Vice President and Counsel
                    Assistant                        (since May 2006); John
                    Clerk                            Hancock Advisers, LLC,
                                                     Assistant Vice President
                                                     and Counsel (May 2005 to
                                                     April 2006); John Hancock
                                                     Advisers, LLC, Attorney
                                                     and Assistant Secretary
                                                     (prior to May 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ellen Moynihan(3)   Assistant     April 1997         Massachusetts Financial
(born 11/13/57)     Treasurer                        Services Company, Senior
                                                     Vice President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan S. Newton(3)  Assistant     May 2005           Massachusetts Financial
(born 3/7/50)       Secretary                        Services Company, Senior
                    and                              Vice President and
                    Assistant                        Associate General Counsel
                    Clerk                            (since April 2005); John
                                                     Hancock Advisers, LLC,
                                                     Senior Vice President,
                                                     Secretary and Chief Legal
                                                     Officer (prior to April
                                                     2005); John Hancock Group
                                                     of Funds, Senior Vice
                                                     President, Secretary and
                                                     Chief Legal Officer (prior
                                                     to April 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan A.            Assistant     July 2005          Massachusetts Financial
Pereira(3)          Secretary                        Services Company, Vice
(born 11/5/70)      and                              President and Senior
                    Assistant                        Counsel (since June 2004);
                    Clerk                            Bingham McCutchen LLP (law
                                                     firm), Associate (prior to
                                                     June 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark N.             Secretary     January 2006       Massachusetts Financial
Polebaum(3)         and Clerk                        Services Company, Executive
(born 5/1/52)                                         Vice President, General
                                                     Counsel and Secretary
                                                     (since January 2006);
                                                     Wilmer Cutler Pickering
                                                     Hale and Dorr LLP (law
                                                     firm), Partner (prior to
                                                     January 2006)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Frank L. Tarantino  Independent   June 2004          Tarantino LLC (provider of
(born 3/7/44)       Chief                            compliance services),
                    Compliance                       Principal (since June
                    Officer                          2004); CRA Business
                                                     Strategies Group
                                                     (consulting services),
                                                     Executive Vice President
                                                     (April 2003 to June 2004);
                                                     David L. Babson & Co.
                                                     (investment adviser),
                                                     Managing Director, Chief
                                                     Administrative Officer and
                                                     Director (prior to March
                                                     2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
James O. Yost(3)    Assistant     September 1990     Massachusetts Financial
(born 06/12/60)     Treasurer                        Services Company, Senior
                                                     Vice President
--------------------------------------------------------------------------------

------------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

                                                                     APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine:
(1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

Vest management of the process in the company's independent directors, other than the nominee in question; and

Outline the range of remedies that the independent directors may consider concerning the nominee.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

FOREIGN ISSUERS

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

Considers special proxy issues as they may arise from time to time.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. ANALYZING PROXIES

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-----------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         MFS UNION STANDARD EQUITY FUND

                            PROXY VOTING GUIDELINES

INTRODUCTION

The following Proxy Voting Guidelines set forth the policies and practices behind individual proxy votes. The policies described here address the major corporate governance issues raised by shareholders and management.

The Guidelines that follow each policy describe voting practices and standard voting responses to specific corporate conditions. For those issues not described in these Guidelines, JMR Financial, Inc. ("JMR") will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, and vote those issues on a case-by-case basis.

1. BOARD OF DIRECTORS

1.1. Election of Directors

Corporate Directors have the fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. In order to effectively discharge these duties, Directors must have the necessary qualifications, a commitment to performing their duties, high ethical standards, and independence from the company management that they oversee. A corporate Board's effectiveness is enhanced when the Board is composed of at least two-thirds Independent Directors and when an Independent Director serves as its Chairperson.

The election of Directors occurs in two contexts, uncontested elections or contested elections, and at two levels, for the entire Board or for individual Directors.

1.1.1. Uncontested Elections

In the case of an uncontested election, we consider the following factors in voting on the entire Board:

o The long-term financial and economic performance of the company in comparison with its peers as well as with a broader market such as the S&P 500;

o The degree of independence of the Board in its entirety;

o Whether or not the Board takes actions which are value-enhancing. Actions in opposition to this might include: awarding excessive compensation to executives or to the Directors themselves, approving corporate restructurings or downsizings that are not in the company's best long-term interest, adopting take-over provisions without shareholder approval, or refusing to provide information to which the shareholders are entitled;

o Whether or not the Board has implemented the proposals which were approved by a majority of the shareholders during the previous fiscal year; and

o The concerns of other important company stakeholders such as their employees and the communities in which they operate. Should these stakeholders make their concerns known, this might expose situations which are or could affect the company's performance. We give these concerns consideration in evaluating Board performance.

In the case of an uncontested election, we consider the following additional factors in voting on individual Directors:

o The independence of the audit, compensation, and nominating committees. These committees maintain important roles in the process of management oversight and therefore should be composed entirely of Independent Directors (as is more fully described in the Guidelines, below);

o The performance of the audit, compensation, and nominating committees. Factors to consider include the quality of committee disclosure as well as the actions taken by the committees;

o The attendance of incumbent Directors. The Securities and Exchange Commission
  (SEC) requires companies to disclose any incumbent Director who attended fewer that 75% of the aggregate Board and applicable committee meetings during the last fiscal year. A failure to include this information is assumed to mean that all Directors attended 75% of the meetings;

o The ability of the nominee to devote sufficient time and energy to carrying out the fiduciary duties of a Director. Director nominees who are employed, or self-employed, on a full-time basis and who serve on Boards at fewer than three other public companies, as well as nominees who are retired and who serve on Boards at fewer than five other public companies are generally believed to have this ability;

o Chapter 7 bankruptcy, SEC violations, and criminal offenses by an individual director; and

o Whether or not the performance of the Director on other Boards has been acceptable.

1.1.2. Contested Election of Directors

Greater scrutiny should be paid in those situations where a change of control is occurring in the context of a contested election for the Board of Directors. Contested elections generally occur when a Board candidate or slate runs for the purpose of seeking significant change in corporate policy or control of the Board. Competing slates should be evaluated based upon all of the factors described in the Guidelines' Section 1.1.1. Uncontested Elections as well as the following:

o The background of the proxy contest;

o The qualifications of the slate's individual candidates;

o The quality of the strategies the slate plans to implement to overcome the company's current inefficiencies as well as to enhance the company's long-term value; and

o The slate's expressed and demonstrated commitment to the interests of company shareholders and other important stakeholders.

1.2. Independent Directors

Independence is critical to ensure that Directors carry out their fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management select. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of employees and the communities in which they operate.

An Independent Director is one who either maintains only one non-trivial relationship with the company, that of being a Director, or is a rank-and-file employee. A Director is considered NOT INDEPENDENT if he or she:

o Is, or was, employed by the company or by an affiliate in an executive capacity;

o Is, or is affiliated with a company that is, an adviser or consultant to the company or a member of the company's senior management;

o Is, or within the past five years was, employed by a present or former auditor of the company;

o Is employed by a customer or supplier with a nontrivial business relationship;

o Is employed by, or is affiliated with, a foundation or university that receives grants or endowments from the company;

o Has a personal services contract with the company;

o Is an officer of a firm on which the company's chief executive officer or chairman is also a Board member;

o Is employed by a public company at which an executive officer of the Company serves as a director; or

o Is related to of any person described above.

1.3. Equal Access to the Proxy

Proposals that give long-term shareholders the same ability as management to cost-effectively nominate Directors to represent their interests, as long as these efforts do not provide a tool that can be used to facilitate hostile takeovers by short-term investors.

1.4. Separate Offices of Chairman & CEO

One of the principal functions of the Board of Directors is to protect shareholders' interests by monitoring and evaluating the performance of company management, including its Chief Executive Officer (CEO). When the Chairman of the Board is also the CEO of the company, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. In addition, the CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. This unity of power has caused concern in governance commissions and activist pension funds about whether or not having a CEO who is also the Chairman of the Board best serves the company's shareholders. The principal arguments in favor of a separate or non-executive chair have to do with enhancing the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if the Board is led by a fellow Director. In addition, fund managers seek to guard against cases where a CEO seeks first to serve himself or herself and only secondarily the shareholders.

Generally proposals seeking to separate the positions of Chairman and CEO should be supported. However, under certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

1.5. Lead Independent Director

At companies that have not adopted an Independent Board Chairperson, we support the establishment of a Lead Independent Director. In addition to serving as the presiding director at meetings of the Board's Independent Directors, a Lead Independent Director is responsible for coordinating the activities of the Independent Directors. At a minimum, a Lead Independent Director helps to help set the schedule and agenda for Board meetings, monitors the quality, quantity and timeliness of the flow of information from management, and has the ability to hire independent consultants necessary for the Independent Directors to effectively and responsibly perform their duties.

1.6. Board and Committee Size

A Board that is too large may function inefficiently; conversely, a Board that is too small may allow the CEO to exert excessive control. It is generally believed that the most effective Board size lies within a range of five to fifteen Directors.

1.7. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a Board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's Board of Directors. This is the only mechanism that minority shareholders can use to be represented on a company's Board.

Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, is generally supported.

1.8. Term Limits

Proposals to limit Director terms may prohibit the service by Directors who are otherwise qualified to serve the company. Since other Guidelines serve to hold Directors to high standards, the best way to ensure a Directors' qualification to elect him or her annually.

1.9. Director Liability

According to United States' state incorporation laws, corporate Boards have a legal responsibility for the management of a company. The downside of this is that Directors may potentially face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

o The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation;

o The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts that are performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and bylaws; and

o The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

Although these three duties set general legal parameters for Directors' obligations, the courts at the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the business judgment rule, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors' business decisions, but only the procedures followed in reaching that decision, when determining director liability."

Management proposals occasionally seek to amend a company's charter to limit or eliminate the personal liability of Directors for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. However, the great responsibility and authority of Directors justifies holding them accountable for their actions.

In determining whether or not to support such proposals, we consider the following factors:

o The performance of the Board;

o The independence of the Board and its audit, compensation and nominating committees; and

o Whether or not the company has anti-takeover devices in place.

We may support liability-limiting proposals when the company satisfactorily argues that such action is necessary to attract and retain Directors. Liability-limiting proposals are generally opposed for:

o Breach of the duty of loyalty;

o Omissions not done in good faith or acts done intentionally or in violation of the law;

o Acts involving unlawful purchase or redemption of stock;

o Payment of unlawful dividends;

o Receipt of improper personal benefits;

In addition, limiting liability for Directors when litigation is pending against the company is generally opposed.

1.10. Indemnification

Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the director's conduct.

We may support such indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their Independence. We may oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, we:

o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o Vote AGAINST indemnification proposals that insulate Directors from actions that they have already taken.

o Vote FOR only those proposals that provide such expanded coverage in cases when a Director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

1.11. Outside Director Compensation & Benefits

Shareholder evaluation of Director compensation is especially important since Directors are responsible for compensating themselves. We support compensating Directors in a fashion that rewards excellent service and in a manner that does not compromise the independence of Directors. To enhance Directors' independence from management, Director compensation plans should be separate from executive compensation plans and should be voted on separately by shareholders. Excessively large compensation packages may also make Directors less willing to challenge management out of fear of not being re-nominated. Directors who receive pensions based upon years of service as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. Directors should be subject to reasonable equity holding requirements. In addition to these conditions, Director compensation plans should be evaluated using the same standards as apply to executive compensation plans.

1.12. Broader Participation on the Board

A more diverse Board of qualified Directors benefits the company and shareholders. Gender and ethnic diversity bring different perspectives to Boards which can lead to improved corporate performance. Another example of such diversity would be employee shareholders, and we generally support proposals that would allow for such representations.

1.13. Business Development

Shareholders have introduced proposals asking for further disclosures on the role that the Board of Directors plays in developing business. We generally support proposals asking for such additional disclosure.

2. CORPORATE GOVERNANCE & CHANGES IN CONTROL

Issues in this section have the potential to significantly impact the value of the plan investments. We review each issue in this section on a case-by-case basis and take a decision based upon what is in the long-term economic best interests of plan participants and beneficiaries.

Some of the proposals involving the issues in this section occur in the context of an impending or ongoing contest for company control. Other proposals can have a direct effect on the likelihood of material transactions such as tender offers, leveraged buyouts, mergers, acquisitions, restructurings, and spin-offs. In determining how to vote, we undertake an analysis of the long-term business plans of the competing parties as well as a cost/benefit analysis of the likely economic result of a change of control or material transaction.

With regard to corporate governance proposals not in the context of an impending or ongoing contest for corporate control, we consider the impact of the vote on plan assets as well as the ability of shareholders to hold management accountable for corporate performance.

2.1. Increasing Authorized Common Stock

We may support management proposals requesting shareholder approval to an increase in the number of shares of authorized common stock when management provides persuasive justification for the increase and the amount of this increase is reasonable. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement a poison pill or other takeover defense probably do not justify such an increase. Stock authorizations that increase the existing authorization by more than 50% are generally opposed unless very specific criteria and/or extenuating circumstances are involved.

2.2. Reverse Stock Splits

We may support a reverse stock split if management provides a reasonable justification for the reduced split and reduces authorized shares accordingly. Reverse stock splits exchange multiple shares for a lesser amount to increase the share price. Increasing share price is sometimes necessary to restore a company's stock price to a level that will allow it to be traded on the national stock exchanges, and can thus help to maintain stock liquidity.

Failure to reduce authorized share as part of a reverse split, however, effectively results in an increase in authorized shares.

2.3. Blank-Check Preferred Stock

Blank-check preferred stock is preferred stock that includes broad powers granted to Directors to establish voting, dividend and other rights without shareholder review. We may generally oppose requests that authorize Blank-check preferred stock especially when it may be used as an anti-takeover device.

2.4. Tracking Stock

We may oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business segment. Tracking stocks can be problematic in that they bring the likelihood of creating conflicts of interest between shareholders, Directors, and management as the Board is placed in the position of having to balance competing sets of interests under a single fiduciary authority.

2.5. Reincorporation

We may vote in favor of reincorporation to another jurisdiction as long as there is a sound justification for doing so and there is no significant diminution of corporate governance, management accountability, or workers' rights. We may also vote for proposals which block or prohibit companies from reincorporating in tax havens and support proposals which urge companies to reincorporate to the US.

We may oppose reincorporation when it may be used as a takeover defense or as a method to limit Director liability.

2.6. Shareholder Rights Plans

We may support the legitimate use of shareholder rights plans, typically known as poison pills. The evaluation of these plans should focus on whether or not management puts the plan to a periodic vote of the shareholders, preferably every three years, as well as whether or not the acquisition attempts thwarted by the pill could be detrimental to the long term interests of plan participants and beneficiaries. In addition, we consider the threshold for triggering a poison pill, and may oppose any plan with a threshold of less than 20% of a company's shares.

2.7. Supermajority Voting Requirements

We review supermajority proposals on a case-by-case basis, weighing the consideration that supermajority voting requirements may be used to undermine voting rights and entrench management against the potential benefit, in some circumstances, of protecting the interests of minority or outside shareholders. Generally, management proposals to require a supermajority vote and support shareholder proposals to lower supermajority voting requirements may be opposed.

2.8. Dual Class Voting

Dual Class Voting is the issuance of new classes of stock with unequal voting rights. This voting system is often designed to enhance the voting rights of company insiders and is common in family controlled companies. Dual Class Voting may entrench management at the expense of shareholders. We consider the impact on share value, the impact of creating unequal voting rights, as well as the principle of one share -- one vote when voting on such a proposal.

2.9. Confidential Voting & Independent Tabulation of Voting

The purpose of confidential voting is to protect shareholders from management pressure to change their votes before the shareholder meeting at which those votes are cast. Proxy voting must be protected from management coercion and use of corporate funds to lobby shareholders to change their votes.

2.10. Shareholders' Right to Call Special Meetings

In evaluating this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company. Generally, we may oppose any attempts to limit and eliminate such rights if they already exist in a company's by-laws, and may support resolutions that seek to restore these rights.

2.11. Mergers and Acquisitions

In determining its votes on mergers and acquisitions, we consider the following factors:

o The potential impact of the merger on long -term corporate value;

o The anticipated financial benefits of the merger;

o The offer price;

o How was the deal negotiated;

o Any changes in corporate governance and their impact on shareholder rights;
  and

o The impact on important stakeholders of both companies, including employees and communities.

2.12. Fair-Price Provisions

Fair price provisions help to guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and are generally supported. However, we also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

2.13. Greenmail Payments

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to the payments that a raider receives from a company in exchange for the raider's shares in addition to a guarantee that he or she will terminate his or her takeover bid. These payments are usually a premium above the market price, so while greenmail may ensure the continued independence of a company, it discriminates against other shareholders. Buying out the shares of one shareholder at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image. Economic studies show that greenmail devalues a company's stock price. When voting on this issue, we take into account whether or not the greenmail payments discriminate against some shareholders and whether or not the payments reduce shareholders' value. If the greenmail payments fail to serve the long-term economic interests of plan participants and beneficiaries, such payments may be opposed.

2.14. Approving Other Business

Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval. We generally oppose such unmonitored authority.

3. EMPLOYEE RELATED PROPOSALS

3.1. Employee Stock Purchase Plans

Employee Stock Purchase Plans promote a linkage between a company's employees and its shareholders. We generally support such proposals when the plan covers a large number of employees.

3.2. High-Performance Workplaces

High-performance workplace practices can contribute to a company's productivity as well as to its long-term financial performance. These practices include: employee training, direct employee involvement in decision-making, compensation linked to performance, employee security, and a supportive work environment. Additionally, these practices may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. We may generally support proposals encouraging high-performance workplace practices. However, we review these proposals to ensure that they are in the shareholders' best interests and do not unduly interfere with the company's operations.

3.3. Pension Choice

A number of companies have recently faced controversy as they converted traditional defined benefit plans into cash-balance plans. Traditional plan benefits accrue based on a percentage of base salary multiplied by the number of years of service, multiplied by the final five-year average base pay. Cash-balance plans reserve a fixed percentage of base salary plus interest and are portable. Conversions to cash-balance plans often hurt older workers and may be motivated by a company's desire to inflate its book profits by boosting surpluses in its pension trust funds. We may generally support proposals seeking to restore employee choice in this manner.

4. EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation should reward executives for superior performance while ensuring that the long-term interests of the company and its shareholders are being best served. To this end, executive compensation plans should be structured with consideration for the company's goals for growth and development; the individual executive's performance; the various compensation plan features; and the potential dilution of shareholders' voting power and economic value which would occur if the compensation plan were implemented. It is the structure of an executive's compensation package which most influences whether he or she will focus on boosting the corporation's day-to-day share price or will concentrate on building long-term corporate value.

Many experts agree that pay-for-performance should be the central theme of every executive compensation plan. Pay-for-performance rewards executives for meeting explicit and demanding performance goals, as determined by the Board of Directors, and penalizes them for failing to meet those goals.

In determining an executive's performance goals, the Board should focus on the ways in which the executive might individually contribute to the growth and development of the company as well as how the executive might be instrumental in maximizing shareholder wealth. Measures of growth and development of the company may include financial performance, such as revenue growth and profitability; stock price increases; social corporate performance, such as the company's efforts to promote basic human rights within its operations; compliance with environmental, health, and safety standards; labor standards; and downsizing and layoffs standards.

The best measures of shareholder wealth maximization are Market Value Added
(MVA) and Economic Value Added (EVA). Shareholder wealth is maximized by maximizing the difference between the market value of the firm's stock and the amount of equity capital that is supplied by shareholders. This difference is MVA. Whereas MVA measures the effects of managerial efforts since the very inception of a company, EVA focuses on managerial effectiveness in a given year and is therefore the more appropriate measure to use to evaluate the executive's contributions to maximizing shareholder wealth. A firm adds value - that is, has a positive EVA - if its return on invested capital is greater than its weighted average cost of capital. If an executive's compensation plan is structured so that the executive focuses on creating positive EVA in all of the projects under his or her control, this will help to ensure that he or she will operate in a manner which is consistent with maximizing shareholder wealth.

Executive compensation packages are generally composed of annual salary, annual incentive awards, long-term incentive awards, stock options, and other forms of equity compensation.

4.1. Stock Option Plans

Proponents of including stock options in executive compensation plans argue that options serve to attract, retain, and motivate qualified executives. These individuals take the position that options align management and shareholder interests and encourage executives to maximize shareholder value. In addition, these individuals maintain that when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), which caps income tax deductions for executive salaries at $1 million.

However, stock options are sometimes abused and often have unintended and unacknowledged consequences. Opponents of stock options argue that most executives are adequately paid through salaries and cash incentive plans. In addition, these individuals maintain that stock options have an unlimited upside potential and no downside risk for executives. Whereas, shareholders bear all of the risk of stock options in terms of both economic value and voting power dilution. Furthermore, these individuals hold that stock options may harm long-term shareholder interests by motivating executives to focus on short-term expense-reduction strategies, such as cutting important research and development plans, or on undertaking overly risky projects all in an attempt to temporarily inflate stock prices and the net value of their options. Lastly, these individuals assert that stock options do not necessarily align executive interests with those of shareholders. For these reasons, stock options are often not believed to be an appropriate form of compensation for executives.

If companies choose to use stock options for executive compensation, certain safeguards should be in place. These features include stock option expensing, performance-based stock options, share holding requirements, acceptable dilution levels, and a prohibition on retroactively repricing stock options.

When voting on management proposals relating to stock options, we consider the criteria defined below.

4.1.1. Performance-Based

Performance-based stock options tie compensation to company performance more closely than they tie compensation to the stock market, which standard stock options do. As a result, participants in performance-based stock option plans are rewarded only when company shareholders also benefit.

Performance-based stock options are defined as one of the following:

o PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met;

o PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant;

o INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index; or

o PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

There is a lot of support for compensation policies which provide challenging performance objectives and which motivate executives and Directors to maximize long-term shareholder value. As a result, institutional investors are increasingly urging that, in order to align the interests of executives with those of shareholders, some portion of the stock option grants to executives and Directors should be performance-based.

Premium-priced and performance-vesting options encourage executives and Directors to set and meet ambitious but realistic performance targets. Indexed options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Code, which caps income tax deductions for executive salaries at $1 million. To ensure the full-tax deductibility of executive pay, companies now tend to pay amounts in excess of $1 million to executives in the form of incentive-based pay such as stock or stock options.

4.1.2. Expensing

A failure to properly account for stock options as a compensation expense has promoted the excessive use of stock options for executive compensation at some companies. This practice also obscures and understates the cost of excessive executive compensation. We generally only support the use of stock options if the stock options are fully expensed.

4.1.3. Dilution

Stock option plans dilute company earnings, as well as shareholders' voting power and economic value. The amount of acceptable dilution varies, but any proposal which could potentially cause a total dilution of either outstanding voting power or outstanding shareholders' equity greater than 10% may be opposed. Higher levels of dilution may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives.

4.1.4. Grant Rates

In determining how to vote on a stock option plan, we consider whether or not past equity compensation grants to senior executives were within reason and prudent. Repeatedly providing large grants may lessen the options' incentive value and may needlessly dilute the company's shares. Equity compensation plans generally should not exceed an annual stock option grant rate of one percent of shares outstanding to senior executives. Higher grant rates may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives. We may also oppose plans that reserve a specified percentage of outstanding shares for award each year (known as an evergreen plan) instead of having a termination date.

4.1.5. Repricing

We generally may oppose any stock option plan that does not explicitly prohibit repricing, unless the company has adopted a policy against repricing. Similarly we may oppose the replacement of underwater stock options with new option grants at a lower exercise price. In both circumstances executives would be rewarded for the poor performance of the company's stock, undermining the intention of stock option awards.

4.1.6. Reloads

Reload grants give stock option recipients additional stock options to replace the options that have been exercised. Reloading options make it possible for the recipient to lock-in increases in stock price with no attendant risk, a benefit not available to other shareholders. Stock option reloads also contribute to excessively large compensation packages and increase stock option dilution. Lastly, reload features transfer responsibility for new option grants from Directors to the executives who are exercising their options.

4.1.7. Broad-based

In determining how to vote on a stock option plan, we consider whether or not a proposed plan is available to a broad base of employees. Plans which are targeted to only the top executives of a company create disparities in the workplace which may adversely affect employee productivity and morale. We generally oppose plans if a significant proportion of option shares granted the previous year were issued to the top five executives.

4.1.8. Holding Period

Equity compensation awards are intended to align management interests with those of shareholders. Allowing executives to sell their shares while they are employed by the company undermines this purpose. Executives should be required to hold a substantial portion of their equity compensation awards, including any shares received from option exercise, while they remain employed by the company.

4.1.9. Complexity

Some plans are needlessly complex, inconsistent, and complicated, or weaken performance criteria by providing Directors with excessive discretionary power. We may oppose plans that allow pyramiding (using shares obtained from the exercise of each option to purchase additional shares covered under the plan), gross-ups (in which the company provides cash or additional options to cover the tax-liability of options), or acceleration of the vesting requirements of outstanding awards. We may also oppose plans which bundle several kinds of awards into one plan or which do not provide clear guidelines for the allocation of awards to executives.

4.2. Restricted Stock

Many agree that the best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock is a compensation plan feature which not only increases executives' direct share holdings, but also incorporates at-risk features. In an effort to reward performance and not job tenure, restricted stock vesting requirements should be performance-based. Such plans should explicitly define the performance criteria for awards to executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

We may support the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation.

4.3. Proposals on Base Compensation

Annual salaries and other forms of guaranteed pay should be reasonable for the recruitment and retention of executives. Section 162(m) of the Code limits the tax deductibility of executive compensation in excess of $1 million unless it is performance-based. We may support proposals which address this limitation as well as those which establish reasonable levels of executive base compensation.

4.4. Proposals on Variable Compensation

We support enhanced disclosure and shareholder oversight of executive benefits and other perquisites. In addition, we may oppose the provisions of any perquisite or benefit to executives which exceeds what is generally offered to other company employees.

4.5. Golden Parachutes

Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests. Proponents argue that golden parachutes ensure that executives will continue to devote their time and attention to the business, despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs.

However, since parachutes assure covered executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

Any severance plan or stock option "change in control" vesting feature should be contingent upon the completion of a merger, rather than the lesser standard of shareholder approval of a merger.

4.6. Proposals Seeking Greater Transparency and Oversight

Shareholders benefit from full disclosure of all forms of compensation received by senior executives. Requiring shareholder approval of important compensation matters also provides an important safeguard against excessive executive pay.

4.7. Proposals Seeking Alternative Performance Measure

These shareholder proposals seek to link executive compensation to the company's achievement of objectives to improve the company's long-term performance and sustainability. We may support such proposals provided that the objectives are evaluated in addition to the traditional financial measures of company performance in determining executive compensation.

4.8. Outside Director Compensation & Benefits

The evaluation of outside Director compensation and benefits is important because Directors compensate themselves. We support compensating Directors in a manner which rewards excellent service and at the same time does not compromise the independence of Directors. Excessively large compensation packages may make Directors less willing to challenge management out of fear of not being re-nominated. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. The voting fiduciary may support the elimination of Director pensions. Directors who receive pensions based upon years of service as Directors and not upon their performance as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. In addition to these conditions, we evaluate Director compensation plans using the same standards as those which apply to executive compensation plans.

4.9. Disclosing or Restricting Executive Compensation

Proposals which link executive compensation, benefits, and perquisites to the long-term goals of the company should be supported. In addition, proposals that seek to expand disclosure of executive compensation, benefits, and perquisites are of value to shareholders as long as such disclosure is not unduly burdensome on the company. In general, we may oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.

5. CORPORATE RESPONSIBILITY

Corporate Responsibility shareholder proposals are based on the premise that, in order to succeed over the long-term, companies need to treat employees, suppliers, and customers well; need to be environmentally responsible; and need to be responsive to the communities in which they operate. In general, we may support such proposals as long as they contribute to or have no adverse effect upon the long-term economic interests of plan participants and beneficiaries.

5.1. Special Policy Review & Shareholder Advisory Committees

Such policy committees are usually established by Boards of Directors to address broad corporate policy and to address issues on matters including shareholder relations, the environment and health & safety issues. We generally support proposals calling for the formation of such committees given the fact that this creates a method for effecting shareholder influence on companies.

5.2. Corporate Conduct, International Labor Standards, and Human Rights

We generally support shareholder proposals which address corporate responsibility relating to environmental, labor and human rights standards as long as the proposals contribute to or have no adverse impact upon the long-term interests of plan participants and beneficiaries.

5.3. Adoption of "MacBride Principles"

The MacBride Principles call on companies operating in Northern Ireland to treat workers in those facilities in the same manner that the companies treat their employees domestically. We consider whether or not it is in the best long-term interests of plan participants and beneficiaries for a company to conduct its business in accordance with such principles.

5.4. Adoption of "CERES Principles"

CERES Principles call for the companies to protect the environment and the health and safety of the companies' employees. We generally support proposals of this kind since the corporate conduct created by implementing them enhances business operations, improves companies' image, and enhances shareholder value.

5.5. Legal & Regulatory Compliance

Legal and regulatory compliance proposals call upon companies to comply with, and report on, government mandates relating to non-discrimination; health and safety; affirmative action; environmental issues; labor protections; and other policies and practices that affect long-term company performance. In general we may support such proposals because reporting on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

5.6. Supplier Standards

Supplier standards proposals call on companies to institute a review process to ensure that they do not do business with suppliers that fail to comply with all applicable laws and standards relating to labor and human rights. In general, we may support such proposals.

5.7. Fair Lending

Fair lending proposals call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair lending policies or goals by the parent and financial subsidiaries of the corporation, or disclose lending data to shareholders and the public. It is important for financial institutions to examine the risks inherent to their fair lending compliance practices, to institute corrective steps and safeguards, if necessary, and to report to shareholders on their findings and activities in this regard. We may generally support proposals seeking such actions.

5.8. Political Reporting

Management is unaccountable in making political contributions and in funding Political Action Committees (PACs) unless such donations are a matter of public information easily available to shareholders. While information on PAC contributions is available, direct contributions by the company at the state and local levels generally are not available, and few companies have reported on their expenses for PAC administration and solicitation. Aside from the right of shareholders to know about corporate political activities, knowledge that information on political contributions is readily available will lessen the chance that officers will make contributions that could be embarrassing to the corporation. We generally support such proposals as long as the cost of preparing reports on political contributions is minimal, and the request for them is reasonable.

5.9. Tobacco lndustry

The regulation of marketing practices is a responsibility of national or local governments. However, individual companies still have an undiminished duty to market their products responsibly within government-established boundaries. Tobacco ads continue to cause significant controversy for tobacco companies because they are said to affect those who may not be able to make an informed decision about the health risks of smoking. Companies that engage in such marketing should make sure that they fully comply with the letter and spirit of any government guidelines as well as any industry codes that address the topic. Reports on the marketing of tobacco products are a relatively inexpensive way for a company to let its shareholders gauge whether the company is marketing responsibly. Therefore, we may generally support proposals that ask management to report on or change tobacco product marketing practices.

5.10. Business Strategy

Shareholders have introduced proposals asking Boards to examine the impact of particular business strategies on long-term corporate value in light of changing market conditions, and to report back to shareholders. We generally support enhanced disclosure to shareholders on how the company addresses issues that may present significant risk to long-term corporate value. We also generally support proposals which seek Board review of business strategies that may not contribute to building long-term corporate value, so long as these proposals do not impose undue costs on the corporation.

5.11. Analyst Independence

Recent investigations by the SEC and the New York State Attorney General exposed widespread conflicts of interest involving investment banking practices at many financial services companies. We believe that these conflicts have helped to undermine investor confidence in the capital markets in general and investor confidence in the financial services industry in particular. Several recent shareholder proposals have urged financial service companies to effectively manage investment banking related conflicts of interest by formally separating the company's investment banking business from the company's sell-side analyst research and Initial Public Offering (IPO) allocation process, or by taking other measures. We generally support such proposals.

6. AUDITORS

Independent auditors play the important role in the capital markets of helping to protect the integrity and reliability of corporate financial reporting. The independent audit and resulting opinion letter are intended to enhance investors' confidence that the financial statements on which they rely provide an accurate picture of a company's financial condition. Recent accounting scandals illustrate the consequences for investors when this audit process breaks down.

When a company engages its audit firm to perform non-audit services, this may compromise the independence of the audit firm, and may give rise to questions and concerns about the integrity and reliability of the auditor's work. Both the type and the amount of work performed for a company by its outside audit firm must be scrutinized. Real and perceived auditor conflicts are most serious when non-audit services constitute a significant percentage of the total fees paid by the company to the auditor, or when the nature of these non-audit services places the auditor in the role of advocate for the company, or its executives.

We might consider that companies should only engage their auditors to perform audit services. However, the performance of certain non-audit services might not necessarily compromise the independence of the audit process.

6.1. Auditor Ratification

We may vote against ratification of the auditors when:

o There is reason to believe that the company's auditors have become complacent in the performance of their auditing duties;

o There has been a change in auditors from the prior years and it is determined that the cause is a disagreement between the company and the terminated auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or practice;

o The auditor provides advice on tax avoidance strategies, as disclosed in the qualitative discussion of tax services, or any other tax or other service that the voting fiduciary believes places the auditor in the role of advocate for the company or its executives;

o The fees for non-audit services account for a significant percentage of total fees. When fees for non-audit services are more than 20% of total fees there should be concern, and when non-audit services exceed 50% of total fees it is inappropriate and a serious threat to auditor independence. In determining the appropriate threshold at a particular company, the voting fiduciary should consider the nature of the non-audit services provided and the level of detail provided in the qualitative descriptions of non-audit fees; and

o A company has had the same audit firm for more than seven years.

We recognize that a vote against ratification of the auditor based upon the above standards may raise concerns about the performance of the audit committee. When these concerns are serious, we may also consider withholding votes for Directors serving on the audit committee.

6.2. Shareholder Proposals Relating to Auditors

We may support shareholder proposals to enhance auditor independence, including those that complement or strengthen the minimum acceptable standards established above.

                                                           PART II - APPENDIX C

                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (ISC) and/or the CDSC is waived for the MFS funds' share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFS that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers or other transactions from one account to the same class of the same fund of another account otherwise subject to a CDSC or an ISC will not be charged a CDSC or ISC so long as each account is held in your name or for your benefit (either individually or collectively) by MFSC or an affiliate. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix C, the term "ESP" includes employer sponsored plans, the term "SRO" includes salary reduction only plans, and the term "ERISA" refers to the Employment Retirement Income Security Act of 1974, as amended.

RETIREMENT PLANS:

--------------------------------------------------------------------------------------------------------
                                                            SALES CHARGE WAIVED
--------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                CLASS      CLASS       CLASS       CLASS
                                                               A ISC      A CDSC      B CDSC      C CDSC
--------------------------------------------------------------------------------------------------------
1. WAIVERS FOR MFS SERVICED PLANS
--------------------------------------------------------------------------------------------------------
o To the extent that redemption proceeds are used to pay                    V            V          V
  expenses (or certain participant expenses) of the 401(a)
  or ESP Plan (e.g., participant account fees).
--------------------------------------------------------------------------------------------------------
o Shares purchased or redeemed representing transfers from,      V          V            V          V
  or transfers to, plan investments other than the MFS
  funds.
--------------------------------------------------------------------------------------------------------
o Shares acquired pursuant to repayments by retirement plan      V          V            V          V
  participants of loans from 401(a) or ESP Plans.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established an account with                                 V
  MFSC between July 1, 1996 and December 31, 1998.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established its account with                                V
  MFSC on or after January 1, 1999 (provided that the plan
  establishment paperwork is received by MFSC in good order
  on or after November 15, 1998 and before December 31,
  2002).
--------------------------------------------------------------------------------------------------------
o Transfers from a single account maintained for a 401(a)                   V            V          V
  Plan to multiple accounts maintained by MFSC on behalf of
  individual participants of such Plan.
--------------------------------------------------------------------------------------------------------
o All MFS Serviced Plans.                                        V                                  V
--------------------------------------------------------------------------------------------------------
o Transfers due to the eligibility of a MFS Serviced Plan        V          V            V          V
  to move its investment into a new share class under
  certain eligibility criteria established from time to
  time by MFD (sales charges waived may vary depending upon
  the criteria established by MFD).
--------------------------------------------------------------------------------------------------------
o Transfer or rollover to MFS Prototype IRA from a MFS           V          V            V          V
  Serviced Plan.
--------------------------------------------------------------------------------------------------------
Reinvestment of Redemption Proceeds from Class B Shares          V          V

Shares acquired by a retirement plan whose account
application was received by MFD on or prior to March 30,
2001 where the purchase represents the immediate
reinvestment of proceeds from the plan's redemption of
its Class B shares of the MFS funds and is equal to or
exceeds $500,000, either alone or in aggregate with the
current market value of the plan's existing Class A
shares; or
--------------------------------------------------------------------------------------------------------
Shares acquired by a retirement plan whose account
application was received by MFD on or after April 2, 2001
and before December 31, 2002 where the purchase
represents the immediate reinvestment of proceeds from
the plan's redemption of its Class B shares of the MFS
funds and is equal to or exceeds $1,000,000, either alone
or in aggregate with current market value of the plan's
existing Class A shares.
--------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
--------------------------------------------------------------------------------------------------------
A. 401(A) PLANS AND ESP PLANS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan and/or sponsoring organization       V          V
  demonstrates to the satisfaction of, and certifies to,
  MFSC that the retirement plan (or multiple plans
  maintained by the same plan sponsor) has, at the time of
  certification or will have pursuant to a purchase order
  placed with the certification, a market value of $500,000
  or more (applies only when the certification was received
  by MFSC on or prior to March 30, 2001) or $1,000,000 or
  more (applies only when the certification is received by
  MFSC on or after April 2, 2001), invested in shares of
  any class or classes of the MFS funds and aggregate
  assets of at least $10 million; provided, however, that
  the CDSC will not be waived (i.e., it will be imposed)
  (a) with respect to plans which establish an account with
  MFSC on or after November 1, 1997, in the event that the
  plan makes a complete redemption of all of its shares in
  the MFS Family of funds, or (b) with respect to plans
  which establish an account with MFSC prior to November 1,
  1997, in the event that there is a change in law or
  regulations which result in a material adverse change to
  the tax advantaged nature of the plan, or in the event
  that the plan and/or sponsoring organization: (i) becomes
  insolvent or bankrupt; (ii) is terminated under ERISA or
  is liquidated or dissolved; or (iii) is acquired by,
  merged into, or consolidated with any other entity.
--------------------------------------------------------------------------------------------------------
Investment in Class A shares by certain retirement plans         V(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

The plan records are maintained on a pooled basis by MFSC; and

The sponsoring organization demonstrates to the
satisfaction of MFD that, at the time of purchase, the
employer has at least 200 eligible employees and the plan
has aggregate assets of at least $2,000,000.
--------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED PLANS AND TA PLANS
--------------------------------------------------------------------------------------------------------
A. BENEFIT RESPONSIVE WAIVERS
--------------------------------------------------------------------------------------------------------
o Death, disability or retirement of 401(a) or ESP Plan                     V            V          V
  participant, or death or disability of IRA owner, SRO
  Plan Participant or SAR-SEP Plan Participant.
--------------------------------------------------------------------------------------------------------
o Eligible participant distributions, such as distributions                 V            V          V
  due to death, disability, financial hardship, retirement
  and termination of employment from MFS Serviced Plans and
  nonqualified deferred compensation plans (excluding,
  however, a termination of a plan).
--------------------------------------------------------------------------------------------------------
o Loan from 401(a) or ESP Plan.                                             V            V          V
--------------------------------------------------------------------------------------------------------
o Financial hardship (as defined in Treasury Regulation                     V            V          V
  Section 1.401(k)-l(d)(2), as amended from time to time)
  for 401(a) Plans and ESP Plans.
--------------------------------------------------------------------------------------------------------
o Termination of employment of 401(a) or ESP Plan                           V            V          V
  participant (excluding, however, a termination of the
  Plan).
--------------------------------------------------------------------------------------------------------
o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                    V            V          V
  contributions.
--------------------------------------------------------------------------------------------------------
o Distributions from a 401(a) or ESP Plan that has invested                 V            V          V
  its assets in one or more of the MFS funds for more than
  10 years from the later to occur of (i) January 1, 1993
  or (ii) the date such 401(a) or ESP Plan first invests
  its assets in one or more of the MFS funds. The sales
  charges will be waived in the case of a redemption of all
  of the 401(a) or ESP Plan's shares in all MFS funds
  (i.e., all the assets of the 401(a) or ESP Plan invested
  in the MFS funds are withdrawn), unless immediately prior
  to the redemption, the aggregate amount invested by the
  401(a) or ESP Plan in shares of the MFS funds (excluding
  the reinvestment of distributions) during the prior four
  years equals 50% or more of the total value of the 401(a)
  or ESP Plan's assets in the MFS funds, in which case the
  sales charges will not be waived.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner, ESP                         V
  participant, SRO Plan participant or 401(a) Plan
  participant has attained the age of 59 1/2 years old.
--------------------------------------------------------------------------------------------------------
o Certain involuntary redemptions and redemptions in                        V            V          V
  connection with certain automatic withdrawals from a
  401(a) Plan.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner or the                       V            V          V
  401(a), ESP, SRO or SAR-SEP Plan participant, as
  applicable, has attained the age of 70 1/2 years old, but
  only with respect to the minimum distribution under Code
  rules.
--------------------------------------------------------------------------------------------------------

Investments in Class A shares by certain retirement plans        V(1)
(1) subject to ERISA, if, prior to July 1, 1996,

The plan had established an account with MFSC; and

The sponsoring organization had demonstrated to the satisfaction of MFD that either:

The employer had at least 25 employees; or

The total purchases by the retirement plan of Class A shares of the MFS funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

--------------------------------------------------------------------------------------------------------
Investments in Class A shares by certain retirement plans        v(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds; and

THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY
IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC
PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE
OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR
CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION
INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER
THIS CATEGORY.
--------------------------------------------------------------------------------------------------------
B. CERTAIN TRANSFERS OF REGISTRATION
--------------------------------------------------------------------------------------------------------
o Transfers to an IRA rollover account where any sales                      V            V          V
  charges with respect to the shares being reregistered
  would have been waived had they been redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan is, at that time, a party to a       V          V
  retirement plan recordkeeping or administrative services
  agreement with MFD or one of its affiliates pursuant to
  which certain of those services are provided by Benefit
  Services Corporation or any successor service provider
  designated by MFD.
--------------------------------------------------------------------------------------------------------
o Where the retirement plan has established an account with      V          V
  MFSC on or after January 1, 2000, and is, at that time, a
  party to a retirement plan recordkeeping or
  administrative services agreement with MFD or one of its
  affiliates pursuant to which such services are provided
  with respect to at least $10 million in plan assets.
--------------------------------------------------------------------------------------------------------
o Shares acquired by retirement plans or trust accounts          V          V
  whose financial intermediaries have entered into an
  administrative services agreement with MFD or one of its
  affiliates to perform certain administrative services,
  subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------

(1) Purchases of Class A shares are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase.

WAIVERS FOR 529 TUITION PROGRAMS:

                                                                  SALES CHARGE WAIVED

WAIVER CATEGORY                                                           CLASS       CLASS      CLASS
                                                                          529A        529B       529C
                                                                          ISC         CDSC       CDSC
--------------------------------------------------------------------------------------------------------

A. CERTAIN SPONSORED PLANS
--------------------------------------------------------------------------------------------------------
o Shares acquired on behalf of a group, association or                      V            V          V
  employer sponsored plan, pursuant to guidelines created
  by MFD from time to time.
--------------------------------------------------------------------------------------------------------
B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A,
CLASS B AND CLASS C SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class                    V            V          V
  529A shares, and the CDSC imposed on certain redemptions
  of Class A, Class B and Class C shares, are waived where
  Class 529A, Class 529B and Class 529C shares are acquired
  following the reinvestment of the proceeds of a
  redemption of Class A, Class B and Class C shares,
  respectively, of the same fund; provided however, that
  any applicable CDSC liability on the Class B or Class C
  shares redeemed will carry over to the Class 529B or
  Class 529C shares acquired and for purposes of
  calculating the CDSC, the length of time you have owned
  your Class 529B or Class 529C shares will be measured
  from the date of original purchase of the Class B or
  Class C shares redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by 529 tuition programs whose sponsors or                 V
  administrators have entered into an administrative
  services agreement with MFD or one of its affiliates to
  perform certain administrative or investment advisory
  services subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------
D. QUALIFIED HIGHER EDUCATION EXPENSES
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the redemption proceeds are used to                              V          V
  pay for qualified higher education expenses, which may
  include tuition, fees, books, supplies, equipment and
  room and board (see the program description for further
  information on qualified higher education expenses);
  however the CDSC will not be waived for redemptions where
  the proceeds are transferred or rolled over to another
  tuition program.
--------------------------------------------------------------------------------------------------------
E. SCHOLARSHIP
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the account beneficiary has                                      V          V
  received a scholarship, up to the amount of the
  scholarship.
--------------------------------------------------------------------------------------------------------
F. DEATH OF 529 PLAN BENEFICIARY
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the death of the 529 plan                                V          V
  account beneficiary if the shares were held solely for
  the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
G. USA COLLEGECONNECT 529 PLAN
--------------------------------------------------------------------------------------------------------
o Shares acquired as a result of the conversion of the USA                  V
  CollegeConnect 529 Plan to the MFS 529 Savings Plan
  (shares acquired after the conversion are not entitled to
  a waiver under this category).

GENERAL WAIVERS:

                                                        SALES CHARGE WAIVED

WAIVER CATEGORY                                              CLASS       CLASS        CLASS      CLASS
                                                             A/529A      A CDSC       B/529B     C/529C
                                                             ISC                      CDSC       CDSC
--------------------------------------------------------------------------------------------------------
A. DIVIDEND REINVESTMENT
--------------------------------------------------------------------------------------------------------
o Shares acquired through dividend or capital gain               V          V            V          V
  reinvestment.
--------------------------------------------------------------------------------------------------------
o Shares acquired by automatic reinvestment of                   V          V            V          V
  distributions of dividends and capital gains of any fund
  in the MFS funds pursuant to the Distribution Investment
  Program.
--------------------------------------------------------------------------------------------------------
B. AFFILIATES OF A MFS FUND/CERTAIN FINANCIAL ADVISERS
--------------------------------------------------------------------------------------------------------
o Shares acquired by officers, eligible directors,               V          V            V          V
  employees (including former employees) and agents of MFS,
  Sun Life, or any of their subsidiary companies.
--------------------------------------------------------------------------------------------------------
o Shares acquired by trustees and retired trustees of any        V          V            V          V
  investment company for which MFD serves as distributor.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees, directors, partners,             V          V            V          V
  officers and trustees of any subadviser to any MFS fund.
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain family members of any such          V          V            V          V
  individual identified above and their spouses (or legal
  equivalent under applicable state law), and certain
  trusts, pension, profit-sharing or other retirement plans
  for the sole benefit of such persons, provided the shares
  are not resold except to the MFS fund which issued the
  shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees or registered                     V          V            V          V
  representatives (including former employees) of financial
  intermediaries or an employee's spouse (or legal
  equivalent under applicable state law) or employee's
  children under the age of 21. For employees or registered
  representatives of financial intermediaries who
  established an account with MFS prior to May 1, 2006,
  shares acquired by certain family members of employees or
  registered representatives of financial intermediaries
  and their spouses (or legal equivalent under applicable
  state law), and certain trusts, pension, profit-sharing
  or other retirement plans for the sole benefit of such
  persons, provided the shares are not resold except to the
  MFS Fund which issued the shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by institutional clients of MFS or             V          V            V          V
  MFS Institutional Advisors, Inc.
--------------------------------------------------------------------------------------------------------
C. INVOLUNTARY REDEMPTIONS
--------------------------------------------------------------------------------------------------------
o Shares redeemed at a MFS fund's direction due to the                      V            V          V
  small size of a shareholder's account.
--------------------------------------------------------------------------------------------------------
D. BANK TRUST DEPARTMENTS AND LAW FIRMS
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain bank trust departments  or          V          V
  law firms acting as trustee or manager for trust accounts
  which have entered into an administrative services
  agreement with MFD and are acquiring such shares for the
  benefit of their trust account clients.
--------------------------------------------------------------------------------------------------------
E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF
CLASS I SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class A       V          V
  or Class 529A shares and the contingent deferred sales
  charge imposed on certain redemptions of Class A shares,
  are waived with respect to Class A or Class 529A shares
  acquired of any of the MFS funds through the immediate
  reinvestment of the proceeds of a redemption of Class I
  shares of any of the MFS funds.
--------------------------------------------------------------------------------------------------------
F. SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------------------------------
o Systematic withdrawals with respect to up to 10% per year                              V          V
  (or 15% per year, in the case of accounts registered as
  IRAs where the redemption is made pursuant to Section
  72(t) of the Internal Revenue Code of 1986, as amended)
  of the account value at the time of establishment.
--------------------------------------------------------------------------------------------------------
G. DEATH OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on the account of the death of the                                     V          V
  account owner (e.g., shares redeemed by the estate or any
  transferee of the shares from the estate) if the shares
  were held solely in the deceased individual's name, or
  for the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
H. DISABILITY OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the disability of the                                    V          V
  account owner if shares are held either solely or jointly
  in the disabled individual's name in a living trust for
  the benefit of the disabled individual (in which case a
  disability certification form is required to be submitted
  to MFSC), or shares redeemed on account of the disability
  of the 529 account beneficiary.
--------------------------------------------------------------------------------------------------------
I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by investments through certain dealers         V          V
  (including registered investment advisers and financial
  planners) which have established certain operational
  arrangements with MFD which include a requirement that
  such shares be sold for the sole benefit of clients
  participating in a "wrap" account, mutual fund
  "supermarket" account or a similar program under which
  such clients pay a fee to such dealer.
--------------------------------------------------------------------------------------------------------
J. INSURANCE COMPANY SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by insurance company separate accounts.        V          V
--------------------------------------------------------------------------------------------------------
K. NO COMMISSIONS PAID
--------------------------------------------------------------------------------------------------------
o Shares redeemed where MFD has not paid an up front                        V            V          V
  commission with respect to the sale of the shares,
  provided that such arrangement meets certain conditions
  established by MFD from time to time.
--------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
--------------------------------------------------------------------------------------------------------
o In connection with settlements reached between certain         V
  broker/dealers and the NASD, SEC, and/or other regulatory
  bodies regarding sales of Class B and Class C shares in
  excess of certain dollar thresholds, the funds will, at
  times, permit shareholders who are clients of these firms
  to redeem Class B and Class C shares of the fund and
  concurrently purchase Class A shares without paying an
  initial sales charge.

--------------------------------------------------------------------------------------------------------

                                                       SAI PART II - APPENDIX D

                      FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 ("Distribution Plan") distribution and service payments received by MFD from the fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

COMMISSIONS AND DISTRIBUTION PLAN PAYMENTS

Class A, Class 529A, and Class J Shares

For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          5.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
--------------------------------------------------------------------------------

Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          4.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             3.50%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
------------------------------------------ -------------------------------------

Short-Term Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          2.25%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             2.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            1.75%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            1.50%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.25%
--------------------------------------------------------------------------------

The difference between the total amount invested and the sum of (a) the net proceeds to the fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class 529A and Class J shares of certain specified funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class 529A shares not subject to an initial sales charge other than by MFS Serviced Plans, MFD may pay financial intermediaries an upfront commission of up to 1% annually of the amount purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares by employer sponsored or payroll deduction 529 plans for which there is no initial sales charge or the Class 529A initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $25,000,000 plus              0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

At the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class A shares by MFS Serviced Plans prior to April 2, 2001 (including sales to plans for which account establishment paperwork was received in good order by MFD on or prior to March 30, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $2,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $2,000,000 to $3,000,000 plus         0.80%
--------------------------------------------------------------------------------
Over $3,000,000 to $50,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $50,000,000                           0.25%
--------------------------------------------------------------------------------

Except for MFS Serviced Plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

In the case of MFS Serviced Plans whose account establishment paperwork was received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by MFS Serviced Plans on or after April 2, 2001 (including, sales to plans for which account establishment paperwork was received in good order by MFD on or after April 2, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus                   1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus            0.50%
--------------------------------------------------------------------------------
Over $25,000,000                               0.25%
--------------------------------------------------------------------------------


For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B and Class 529B Shares

Except as noted below, for purchases of Class B and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan for which account establishment paperwork was received in good order by MFD between July 1, 1996 and December 31, 1998, MFD will generally pay an upfront commission to financial intermediaries equal to 2.75% of the amount of Class B shares purchased through such financial intermediary. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan which established its account with MFSC between January 1, 1999, and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002) and certain other retirement plans as determined by MFD from time to time, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee). This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS fund which seeks to switch to the MFS Recordkeeper Plus product.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan distribution fee payment of up to 0.75% and some or all of the Distribution Plan service fee payment of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee).

For purchases of Class C shares by an Alliance Plan, MFD will pay upfront commissions or asset-based compensation to financial intermediaries under either option discussed above, at the financial intermediary's discretion.

Class R, Class R1, Class R2, Class R3 and Class R4 Shares

Except as noted below, for purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to the following rates annually of the average daily net assets of the fund attributable to plan assets (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

------------------------------------------------------------
Class                                 Annual Rate
------------------------------------------------------------

------------------------------------------------------------
Class R1                              0.75%
------------------------------------------------------------
Class R, Class R2, Class R3           0.50%
------------------------------------------------------------
Class R4                              0.25%
------------------------------------------------------------

In addition, MFD may pay financial intermediaries who sell Class R4 shares an upfront commission of up to 0.25% of up to $25 million of a MFS Serviced Plan's initial investment. MFD generally will not pay financial intermediaries receiving this upfront commission an upfront commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time).

For purchases of Class R shares by a MFS Serviced Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class R shares by an Alliance Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to 0.60% of the amount of Class R shares purchased through such financial intermediary.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

529 ADMINISTRATIVE SERVICES FEES, RETIREMENT PLAN ADMINISTRATIVE AND SERVICES FEES, AND SHAREHOLDER SERVICING PAYMENTS

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

OTHER MFD PAYMENTS

Financial intermediaries may receive payments from MFD from MFD's own additional resources that fall within one or more of the following categories, each of which is described in greater detail below, as incentives to market the MFS funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support:

  o Retail Marketing Support Payments;

  o Program Support Payments;

  o Processing Support Payments; and

  o Other Payments.

In determining what types of payments MFD may make to financial intermediaries, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through programs, such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("retail marketing support payments") and Program Assets ("program support payments").

Retail Marketing Support Payments

MFD may make retail marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund or shareholders of the fund through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the fund; assistance with fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; and administrative and account maintenance services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level, and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, at the end of each calendar year, the sum of 0.10% of that financial intermediary's total sales of the fund (with respect to each of the Retail Assets and the Program Assets), and 0.05% of the average net assets of the fund attributable to that financial intermediary (with respect to the aggregate of both the Retail Assets and the Program Assets). Since this restriction on retail marketing support payments is based upon both Retail Assets and Program Assets, the retail marketing support payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail marketing support payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, at the end of each calendar year, 0.15% of the average net assets of the fund (Retail Assets and Program Assets) attributable to LPL.

Program Support Payments

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund, or shareholders of the fund, through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support payments may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, at the end of each calendar year, 0.25% of the average net assets in the program attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.

Processing Support Payments

MFD may make payments to certain financial intermediaries that sell fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments

From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS fund shares (Retail Assets and/or Program Assets) or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

NASD Member Broker/Dealers Receiving Marketing Support, Program Support and/or Processing Support Payments

Set forth below is a list of the member firms of the NASD to which MFD expects as of July 1, 2006 to make Retail Marketing Support, Program Support and/or Processing Support Payments with respect to the funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since July 1, 2006, are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support, Program Support and/or Processing Support Payments to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of MFD. You should ask your financial intermediary if it receives Retail Marketing Support, Program Support or Processing Support Payments from MFD.

401(K) Investment Services, Inc.

A.G. Edwards & Sons, Inc.

ADP Broker-Dealer, Inc.

AIG Financial Advisors, Inc.

Ameriprise Financial Services, Inc.

American General Securities Incorporated

Bear, Stearns Securities Corp.

Becker & Suffern, LTD.

Charles Schwab & Co., Inc.

Chase Investment Services Corp.
Citigroup Global Markets Inc.

Commonwealth Financial Network

CUNA Brokerage Services, Inc.

Fidelity Brokerage Services LLC

Financial Network Investment Corp.

H.D. Vest Investment Services

Hewitt Financial Services LLC

ICMA - RC Services, LLC

IFMG Securities, Inc.

ING Financial Partners, Inc.

Legg Mason Investor Services, LLC

Linsco/Private Ledger Corp.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Securities Inc.

Mid-Atlantic Securities, Inc.

Morgan Stanley DW Inc.

MSCS Financial Services, LLC

Multi Financial Services, Inc.

Paychex Securities Corporation

Piper Jaffray & Co.

Primevest Financial Services, Inc.

Princor Financial Services Corporation

Prudential Investment Management Services LLC

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.

State Street Global Markets, LLC

SunTrust Investment Services, Inc.

UBS Financial Services Inc.

U.S. Bancorp Investments, Inc.

UVest Financial Services Group, Inc.

Wachovia Securities, LLC

Wells Fargo Investments LLC

                                                                     APPENDIX E

                        INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your fund.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

BORROWING. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COUNTRY LOCATION. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

EMERGING MARKETS. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCIES. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor's position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a fund's returns and could result in significant losses to a fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN MARKETS. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

HYBRID INSTRUMENTS. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, "indicators").

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer's creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond's inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

LENDING OF PORTFOLIO SECURITIES. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

LOANS AND OTHER DIRECT INDEBTEDNESS. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information ("MNPI") about the issuers of bank loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer's loans. MFS' decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS' ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS' decision not to receive MNPI under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite MFS' efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS' ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on MFS' ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market's perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix H for a description of bond ratings.

MONEY MARKET INSTRUMENTS. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. In mortgage "dollar roll" transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor's ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

MUNICIPAL INSTRUMENTS. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as "municipal instruments." Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel's opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer's pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations,
(e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower's ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport's service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction's proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the "MSA") entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as "lease obligations"). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

OPTIONS. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the "exercise" or "strike" price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges ("exchange traded options") or privately negotiated transactions (over-the-counter or "OTC options"). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest's price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option's current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest's price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer's credit quality.

REAL ESTATE RELATED INVESTMENTS. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT's manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer's cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor's performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

SHORT SALES. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAPS AND RELATED DERIVATIVES. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," may be entered into for the same types of hedging or non-hedging purposes as swaps. A "cap" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A "floor" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A "collar" transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor's ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the other party's risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

TEMPORARY DEFENSIVE POSITIONS. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a fund's assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

TENDER OPTION BONDS. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as "PIK bonds." PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

                                                           PART II - APPENDIX F

                            INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

(1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                     * * * * * *

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

FOR THE MFS FLOATING RATE HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

FOR THE MFS HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

FOR THE MFS UTILITIES FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

FOR ALL OTHER FUNDS:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                     * * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

FOR ALL OTHER FUNDS:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                     * * * * * *

FOR ALL FUNDS:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

                                                           PART II - APPENDIX G

        RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                              PURPOSE OF DISCLOSURE
-----------------                              ---------------------

MSCI BARRA, Inc.                               Analytical Tool

Bloomberg L.P.                                 Analytical Tool

Board of Trustees                              Fund Governance

Bowne                                          Typesetting and Printing Services

CDS/Computer                                   Software Vendor

Checkfree                                      Software Vendor

eA Data Automation Services, LLC               Data Formatting and Organization
                                               Service

Eagle Investment Systems Corp.                 Accounting System

Ernst & Young LLP                              Independent Registered Public
                                               Accounting Firm

FactSet Research Systems Inc.                  Analytical Tool

GainsKeeper, Inc.                              Accounting System

GFP Acquisition Company, Inc. D.B.A.
GCom2 Solutions                                Software Vendor


G.H. Dean Co.                                  Typesetting and Printing Services

Institutional Shareholder Services Inc.        Proxy Service Provider

Investor Tools Perform                         Analytical Tool

ITG, Inc.                                      Analytical Tool

JP Morgan Chase Bank                           Fund Custodian

Lipper Inc.                                    Publication Preparation

The MacGregor Group                            Software Vendor

Massachusetts Financial Services Co.           Fund Management

MFS Fund Distributors, Inc.                    Fund Distribution

OMGEO LLC                                      Software Vendor

Plexus                                         Analytical Tool

Radianz                                        Software Vendor

Ropes & Gray LLP                               Legal Counsel

Saloman Analytics Inc.                         Analytical Tool

Standard & Poor's Securities Evaluations       Fund Pricing
Services

State Street Bank and Trust Company            Custodian

Sun Capital Advisers LLC*                      Fund Management

Wilshire Analytics/Axiom                       Analytical Tool

* Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the portion of the MFS Diversified Income Fund for which it serves as sub-adviser.

This list is current as of June 30, 2006, and any additions, modifications or deletions to the list that have occurred since June 30, 2006 are not reflected.

                                                                     APPENDIX H

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated "B" are considered speculative and are subject to high credit risk.

CAA: Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

FITCH RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

    o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

    o The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

    o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-`' may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the "AAA" Long-term ratings category, to categories below "CCC," or to Short-term ratings other than "F1." (The +/- modifiers are only used to denote issues within the "CCC" category, whereas issuers are only rated "CCC" without the use of modifiers.)

INVESTMENT ADVISER

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000



DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000



CUSTODIANS

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110



JP Morgan Chase Bank

One Chase Manhattan Plaza

New York, NY 10081



SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc.

500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606

Mailing Address:

P.O. Box 55824, Boston, MA 02205-5824

                           MFS MUNICIPAL SERIES TRUST


                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
                     MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                       MFS(R) GEORGIA MUNICIPAL BOND FUND
                      MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND
                      MFS(R) NEW YORK MUNICIPAL BOND FUND
                   MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                    MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                   MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                      MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND


                                     PART C

ITEM 23. EXHIBITS

          1 (a) Amended and Restated Declaration of Trust, dated December
                16, 2004. (19)


            (b) Certification of Amendment to the Declaration of Trust -
                Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated November 28, 2006. (15)


          2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (18)


            (b) Appendix A, dated June 28, 2005 as revised February 27, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002. (3)

          3 Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006 (see Section 6.2), and the Amended and Restated By-Laws, dated January 1, 2002 as revised June 23, 2004 (see Article III). (16)


          4 (a) Investment Advisory Agreement, dated January 1, 2002. (7)

            (b) Appendix A, as revised September 30, 2003, to the Investment
                Advisory Agreement, dated January 1, 2002. (9)

            (c) Appendix B, as revised September 30, 2003, to the Investment
                Advisory Agreement, dated January 1, 2002. (9)

          5 (a) Amended and Restated Distribution Agreement for the MFS
                Municipal Series Trust, dated January 1, 1995. (1)

            (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD")
                and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (8)

          6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (4)

            (b) Amendment to the Retirement Plan for Non-Interested Person
                Trustees, dated July 1, 2002. (13)


          7 (a) Master Custodian Agreement between the Registrant and JP
                Morgan Chase Bank, N.A., dated November 13, 2006. (14)

            (b) Appendix A to the Master Custodian Agreement between the
                Registrant and JP Morgan Chase Bank, N.A., dated as of February 27, 2007. (3)

            (c) Fund Accounting Agreement between the Registrant and JP Morgan
                Investor Services Co., dated November 13, 2006. (14)

            (d) Appendix A to the Fund Accounting Agreement between the
                Registrant and JP Morgan Investor Services Co., dated as of February 27, 2007. (3)


          8 (a) Shareholder Servicing Agent Agreement, dated August 1,
                1985. (2)


            (b) Amendment, dated April 1, 2003, to the Amended and Restated
                Shareholder Servicing Agent Agreement. (11)


            (c) Amendment to Shareholder Servicing Agreements, dated February
                22, 2005. (20)

            (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006. (12)


            (e) Appendix A, as revised February 27, 2007, to the Master
                Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006. (3)

          9 (a) Opinion and Consent of Counsel, dated July 24, 2006. (17)

            (b) Legal Opinion Consent, dated May 25, 2007; filed herewith.

         10 Consent of Deloitte & Touche, LLP, dated May 25, 2007; filed herewith.


         11     Not Applicable.

         12     Not Applicable.


         13 (a) Master Distribution Plan pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective October 25, 2006. (15)

            (b) Exhibit A, dated February 27, 2007, to the Master Distribution
                Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, amended to include MFS Money Market Fund. (10)

         14 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective October 25, 2006. (5)


         15     Reserved.


         16 (a) Code of Ethics as amended and restated effective January 1, 2007, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (5)


            (b) MFS Code of Ethics for Personal Trading and Conduct for
                Non-Management Directors of MFS, effective October 6, 2004. (9)

            (c) Code of Ethics for Non-Management Trustees effective January 1,
                2005. (6)


         Power of Attorney, dated April 24, 2007; filed herewith (Trustees). Power of Attorney, dated April 24, 2007; filed herewith (Dwyer). Power of Attorney, dated April 24, 2007; filed herewith (Atkinson).

------------------
 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
 (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.
 (3) Incorporated by reference to MFS Series Trust XIV (File No. 811-22033) Registration Statement on Form N-1A filed with the SEC via EDGAR on March 15, 2007.
 (4) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

 (5) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 29, 2007.

 (6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
 (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.
 (8) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.
 (9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 53 filed with the SEC via EDGAR on November 1, 2004.

(10) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on March 30, 2007.

(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.
(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.
(13) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.

(14) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.
(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.
(16) Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006, incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement filed with the SEC via EDGAR on July 29, 2005; Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004 incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(17) Incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the SEC via EDGAR on July 27, 2006.

(18) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.
(20) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, dated December 16, 2004; incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005;
(b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income
Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series:
MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is address 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has three series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is address 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Joseph E. Lynch is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS SERIES TRUST XII
         MFS SERIES TRUST XIII
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

         Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, addressStreet22 Victoria Street, CityHamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

         Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

         MFS DO BRAZIL DESENVOLVIMENT O DE MARCAAO LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

         Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey and Susan
S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasure, Joseph E. Lynch is Assistant Secretary and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O'Connor and David
J. Picher are Senior Vice Presidents, Mitchell C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Timothy F. Tierney is Tax Officer.

         SUN LIFE RETIREMENT SERVICES (U.S.), INC. ("SUN LIFE RETIREMENT SERVICES"), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Martin E. Beaulieu and Ronald Friesen are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS INVESTMENT MANAGEMENT K.K. (JAPAN) ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, CityTokyo Japan 100 0013, is involved in investment management activities.

         Carol W. Geremia and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark
N. Polebaum is Secretary, Ethan D. Corey, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago and Joseph F. Flaherty are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Secretary, Mitchell C. Freestone, Ethan D. Corey, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Joseph Lynch is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

         MFS INVESTMENT MANAGEMENT COMPANY (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

         Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Susan
S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart          Chief Executive Officer, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Stewart is also an officer and/or
                                     Director of various subsidiaries and
                                     affiliates of Sun Life)

         C. James Prieur            President and a Director, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Prieur is also an officer and/or
                                     Director of various subsidiaries and
                                     affiliates of Sun Life)

         William W. Stinson         Non-Executive Chairman, Sun Life Financial
                                     and Sun Life Assurance Company of Canada,
                                     Sun Life Centre, 150 King Street West,
                                     Toronto, Ontario, Canada; Chairman,
                                     Westshore Terminals Income Fund,
                                     Vancouver, British Columbia; Director,
                                     Grant Forest Products Inc., Ontario,
                                     Canada and Trustee, Fording Canadian Coal
                                     Trust, Calgary, Alberta

         James C. Baillie           Counsel, Torys, Ontario, Canada; Chair,
                                     Independent Electricity Market Operator,
                                     Ontario, Canada; Chair, Corel Corporation,
                                     Ontario, Canada; Director, Sun Life
                                     Financial, Ontario Canada; Director, FPI
                                     Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                     NAME                                   ADDRESS
                     ----                                   -------

         Massachusetts Financial Services              500 Boylston Street
           Company (investment adviser)                Boston, MA 02116

         MFS Fund Distributors, Inc.                   500 Boylston Street
           (principal underwriter)                     Boston, MA 02116

         State Street Bank and                         State Street South
           Trust Company (custodian)                   5 - West
                                                       North Quincy, MA 02171

         J.P. Morgan Chase                             270 Park Avenue
                                                       New York, NY 10017

         MFS Service Center, Inc.                      500 Boylston Street
           (transfer agent)                            Boston, MA 02116

         Ropes & Gray                                  One International Place
           (counsel)                                   Boston, MA 02110-2624

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of May, 2007.

                                     MFS(R) MUNICIPAL SERIES TRUST

                                     By:    MARIA F. DWYER*
                                            -----------------------------------
                                     Name:  Maria F. Dwyer
                                     Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on May 29, 2007.

         SIGNATURE                                          TITLE
         ---------                                          -----

MARIA F. DWYER*                      President (Principal Executive Officer)
-----------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                   Principal Financial and Accounting Officer
-----------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                    Trustee
-----------------------------
Robert E. Butler


LAWRENCE H. COHN*                    Trustee
-----------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                    Trustee
-----------------------------
David H. Gunning


WILLIAM R. GUTOW*                    Trustee
-----------------------------
William R. Gutow


MICHAEL HEGARTY*                     Trustee
-----------------------------
Michael Hegarty


J. ATWOOD IVES*                      Trustee
-----------------------------
J. Atwood Ives


ROBERT J. MANNING*                   Trustee
-----------------------------
Robert J. Manning


LAWRENCE T. PERERA*                  Trustee
-----------------------------
Lawrence T. Perera


ROBERT C. POZEN*                     Trustee
-----------------------------
Robert C. Pozen


J. DALE SHERRATT*                    Trustee
-----------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                   Trustee
-----------------------------
Laurie J. Thomsen


ROBERT W. UEK*                       Trustee
-----------------------------
Robert W. Uek


                                     *By:  SUSAN S. NEWTON
                                           ------------------------------------
                                     Name: Susan S. Newton
                                           as Attorney-in-fact

                                     Executed by Susan S. Newton on behalf of those indicated pursuant to three Powers of Attorney, each dated April 24, 2007; filed herewith. (Trustees) (Atkinson) (Dwyer).

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                             (each a "Registrant")

                               POWER OF ATTORNEY

         The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.


ROBERT E. BUTLER                               Trustee
-----------------------------
Robert E. Butler


LAWRENCE H. COHN                               Trustee
-----------------------------
Lawrence H. Cohn


DAVID H. GUNNING                               Trustee
-----------------------------
David H. Gunning


WILLIAM R. GUTOW                               Trustee
-----------------------------
William R. Gutow


MICHAEL HEGARTY                                Trustee
-----------------------------
Michael Hegarty


J. ATWOOD IVES                                 Trustee
-----------------------------
J. Atwood Ives


ROBERT J. MANNING                              Trustee
-----------------------------
Robert J. Manning


LAWRENCE T. PERERA                             Trustee
-----------------------------
Lawrence T. Perera


ROBERT C. POZEN                                Trustee
-----------------------------
Robert C. Pozen


J. DALE SHERRATT                               Trustee
-----------------------------
J. Dale Sherratt


LAURIE J. THOMSEN                              Trustee
-----------------------------
Laurie J. Thomsen


ROBERT W. UEK                                  Trustee
-----------------------------
Robert W. Uek

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                             (each a "Registrant")

                               POWER OF ATTORNEY

         The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.


TRACY A. ATKINSON                     Principal Financial and Accounting Officer
-----------------------------
Tracy A. Atkinson

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                             (each a "Registrant")

                               POWER OF ATTORNEY

         The undersigned, being the President and Principal Executive Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.


MARIA F. DWYER                        President (Principal Executive Officer)
---------------------------
Maria F. Dwyer

                               INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                   PAGE NO.
-----------                   ----------------------                   --------

    9 (b)     Legal Opinion Consent, dated May 25, 2007.

   10         Consent of Deloitte & Touche, LLP, dated May 25, 2007.